EX-99.2.K.B
EXECUTION VERSION
Item 2(k)(b) — Forward Purchase Agreements
FORWARD PURCHASE AGREEMENT
Between
The Jerry and Vickie Moyes Family Trust Dated 12/11/87, as Seller,
Jerry and Vickie Moyes,
and
2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST,
as Purchaser
Dated as of December 21, 2010

-i-

(continued)

-ii-

FORWARD PURCHASE AGREEMENT
FORWARD PURCHASE AGREEMENT (this “Agreement”), dated as of December 21, 2010, between the Jerry and Vickie Moyes Family Trust Dated 12/11/87 (“Seller”), Jerry and Vickie Moyes (together, “Grantor”), and the 2010 Swift Mandatory Common Exchange Security Trust, a trust organized under the laws of the State of New York under and by virtue of an Amended and Restated Trust Agreement, dated as of December 15, 2010 (the “Trust Agreement”; such business trust and the trustees thereof acting in their capacity as such being referred to in this Agreement as “Purchaser”).
WITNESSETH:
WHEREAS, Seller as of the date hereof owns shares of Class B Common Stock, par value $0.01 per share (the “Pledged Shares”), of Swift Transportation Company, a Delaware corporation (the “Company”), which shares are convertible into shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), of the Company upon consummation of the transfer to Purchaser of such shares pursuant to the terms and conditions of this Agreement, and Seller will own such Pledged Shares as of the First Time of Delivery (as defined below) and as of the Second Time of Delivery (as defined below); and
WHEREAS, Purchaser has prepared an offering memorandum contemplating the offering of up to 26,136,364 $0.66 Trust Issued Mandatory Common Exchange Securities (the “Securities”), the terms of which contemplate delivery by Purchaser to the holders of such Securities of a number of shares of Common Stock (or, in certain circumstances, cash or other property in lieu of such Common Stock) on, or, in certain circumstances, prior to, the Exchange Date referred to below; and
WHEREAS, Seller has agreed, pursuant to the Collateral Agreement, dated as of December 21, 2010 (together with any substitute agreement therefor entered into pursuant to Section 2.2(a) of the Trust Agreement, the “Collateral Agreement”), among Seller, as Pledgor, U.S. Bank National Association, as Collateral Agent (as defined below), and Purchaser to grant to the Collateral Agent, for the benefit of Purchaser, a security interest in the Pledged Shares and, in certain circumstances, certain other collateral to secure the obligations of Seller under this Agreement; and
WHEREAS, Purchaser has agreed, effective as of the First Time of Delivery, pursuant to the Purchase Agreement, dated December 15, 2010 (the “Purchase Agreement”), among Purchaser, Seller, Grantor, the other sellers and grantors party thereto, the Company, Swift Corporation and Morgan Stanley & Co. Incorporated and the other initial purchasers listed in Schedule I thereto (collectively, the “Initial Purchasers”), to issue and sell to the Initial Purchasers an aggregate of 27,727,273 Securities (the “Firm Securities”) and, at the Initial Purchasers’ option as provided therein, up to 3,409,091 additional Securities (such additional Securities as the Initial Purchaser shall actually purchase pursuant to the Purchase Agreement, the “Optional Securities”);
NOW, THEREFORE, the parties to this Agreement, intending to be bound, agree as follows:

ARTICLE I
DEFINITIONS; INTERPRETATION
Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:
“Accelerated Portion” means, in relation to any Cash Merger, the portion of the Merger Consideration received in exchange for shares of Common Stock (or other Marketable Securities) other than Marketable Securities that has a Value equal to the amount determined by multiplying the Value of the portion of the Merger Consideration received in exchange for such shares of Common Stock (or other Marketable Securities) that consists of assets other than Marketable Securities by a fraction, (i) the numerator of which is the Basic Reorganization Event Amount and (ii) the denominator of which is the Transaction Value.
“Additional Purchase Price” has the meaning specified in Section 2.2(b).
“Additional Share Base Amount” means a number equal to the number of Optional Securities that the Initial Purchasers elect to purchase under the Purchase Agreement.
“Additional Shares” has the meaning specified in Section 2.1(b).
“Additional Treasury Securities” means the U.S. Government Securities purchased by Purchaser pursuant to Section 2.3(b)(ii) of the Trust Agreement for settlement at the Second Time of Delivery.
“Administrator” means U.S. Bank National Association, administrator for Purchaser under the Administration Agreement, or its successor in such capacity, or any other Administrator appointed pursuant to the Trust Agreement and the Administration Agreement.
“Administration Agreement” means the Administration Agreement, dated as of December 21, 2010, between the Administrator and Purchaser.
“Agreement” has the meaning set forth in the Preamble.
“Appreciation Threshold Price” has the meaning specified in Section 2.1(c).
“Average Market Price” per share of Common Stock or Marketable Security on any date means the average Closing Price per share of Common Stock or Marketable Security for the Calculation Period consisting of the 20 Trading Days immediately prior to but not including the third Trading Day prior to such date.
“Basic Reorganization Event Amount” has the meaning specified in Section 6.2(a).
“Business Day” means a day on which the New York Stock Exchange is open for trading and that is not a day on which commercial banks in The City of New York are authorized or obligated by law to close.

“Calculation Period” means any period of Trading Days for which an average security price must be determined pursuant to this Agreement.
“Cash Merger” has the meaning specified in Section 6.2(b).
“Cash Percentage” has the meaning specified in Section 2.3(d).
“Cash Settlement Alternative” has the meaning specified in Section 2.3(d).
“Closing Price” of a share of Common Stock (or any other Marketable Security or common equity) on any Trading Day means (i) the last reported sale price per share (or, if no last sale price is reported, the average of the bid and ask prices per share or, if more than one in either case, the average of the average bid and the average ask prices per share) on such day reported by the New York Stock Exchange, or, if the Common Stock (or such other security) is not listed on the New York Stock Exchange, as reported by the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed, (ii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange, the last quoted bid price on that day for the Common Stock (or such other security) in the over-the-counter market as reported by Pink OTC Markets Inc. or a similar organization or (iii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or so quoted by Pink OTC Markets Inc. or a similar organization, the market price of the Common Stock (or such other security) on that day as determined by a nationally recognized independent investment banking firm retained by the Administrator for this purpose, whose determination shall be conclusive; provided, that if any event that results in an adjustment to the number of shares of Common Stock or Marketable Securities deliverable under this Agreement pursuant to Article VI occurs during any Calculation Period, the Closing Price as determined pursuant to the foregoing for each Trading Day in the Calculation Period occurring prior to the date on which such adjustment is effected will be appropriately adjusted to reflect the occurrence of such event.
“Collateral Agent” means U.S. Bank National Association, in its capacity as Collateral Agent under the Collateral Agreement, or its successor in such capacity, or any other Collateral Agent appointed pursuant to the Trust Agreement and the Collateral Agreement.
“Collateral Agreement” has the meaning specified in the recitals to this Agreement.
“common equity” means any security of any class of capital stock (whether voting or non-voting) that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer of such capital stock and that is not subject to redemption by the issuer of such capital stock.
“Common Stock” has the meaning specified in the recitals to this Agreement.
“Company” has the meaning specified in the recitals to this Agreement.
“Company Successor” has the meaning specified in Section 6.2(a).

“Contract Shares” has the meaning specified in Section 2.1(b), as adjusted pursuant to Section 2.3(e).
“Custodian” means U.S. Bank National Association, as custodian for Purchaser under the Custodian Agreement, or its successor in such capacity, or any other Custodian appointed pursuant to the Trust Agreement and the Custodian Agreement.
“Custodian Agreement” means the Custodian Agreement, dated as of December 21, 2010, between the Custodian and Purchaser.
“Dilution Adjustment” means any fraction or number by which the Exchange Rate shall be multiplied pursuant to Section 6.1(a), (b), (c), (d) or (e).
“Event of Default” has the meaning specified in Section 7.1.
“Exchange Date” means December 31, 2013, provided that if the number of shares of Common Stock or other Marketable Securities, as applicable, deliverable to the Purchaser on that date would exceed 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable, such excess portion will be delivered on successive Business Days (with no delivery on any Business Day of a number of shares of Common Stock or other Marketable Securities, as applicable, in excess of 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable) until such entire excess portion has been delivered. Each reference in this Agreement to the Exchange Date shall be deemed a reference to December 31, 2013 (or any date to which the Exchange Date is accelerated) and each such other Business Day.
“Exchange Rate” has the meaning specified in Section 2.16.1(c).
“Expiration Time” has the meaning specified in Section 6.1(e).
“Firm Purchase Price” has the meaning specified in Section 2.2(a).
“Firm Securities” has the meaning specified in the recitals to this Agreement.
“Firm Share Base Amount” means 9,994,112 shares of Common Stock.
“Firm Shares” has the meaning specified in Section 2.1(a).
“First Time of Delivery” has the meaning specified in Section 2.3(a).
“Full Share Number” has the meaning in Section 2.3(d).
“Grantor” has the meaning specified in the preamble to this Agreement.
“Initial Price” has the meaning specified in Section 2.1(c).
“Initial Purchasers” has the meaning specified in the recitals to this Agreement.

“Initial Treasury Securities” means the U.S. Government Securities purchased by Purchaser pursuant to Section 2.3(b)(i) of the Trust Agreement for settlement at the First Time of Delivery.
“Liens” means any lien, mortgage, security interest, pledge, charge, encumbrance or adverse claim of any kind.
“Market Disruption Event” means the occurrence or existence on any scheduled trading day for the Common Stock (or any other applicable security) of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the Common Stock (or such other security, including Marketable Securities) or in any options, contracts or futures contracts relating to the Common Stock (or such other security, including Marketable Securities), and such suspension or limitation occurs or exists at any time within 30 minutes prior to the closing time of the relevant stock exchange on such day.
“Marketable Securities” means any common equity securities (whether voting or non-voting) listed on a U.S. national or regional securities exchange.
“Maximum Deliverable Number” has the meaning specified in the Collateral Agreement.
“Merger Consideration” has the meaning specified in Section 6.2(a).
“Optional Securities” has the meaning specified in the recitals to this Agreement.
“Purchase Agreement” has the meaning specified in the recitals to this Agreement.
“Purchaser” has the meaning specified in the preamble to this Agreement.
“Reorganization Event” has the meaning specified in Section 6.2(a).
“Second Time of Delivery” has the meaning specified in Section 2.3(b).
“Securities” has the meaning specified in the recitals to this Agreement.
“Seller” has the meaning specified in the preamble to this Agreement.
“Spin-Off Distribution” means a distribution by the Company of Marketable Securities issued by an issuer other than the Company to all or substantially all holders of Common Stock.
“Tender Offer Valuation Period” has the meaning specified in Section 6.1(e).
“Then-Current Market Price” of the Common Stock means the average Closing Price per share of Common Stock for the applicable Calculation Period.

“Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) (x) the New York Stock Exchange is open for trading, or, if the Common Stock (or any other applicable security) is not listed on the New York Stock Exchange, the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed is open for trading, (y) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange but is quoted on the over-the-counter market by Pink OTC Markets Inc. or a similar organization, Pink OTC Markets Inc. or such similar organization, as applicable, is open for quoting or (z) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or quoted by Pink OTC Markets Inc. or a similar organization, such day is a Business Day. A “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system or, if applicable, regular quoting on the relevant quotation system.
“Transaction Value” means the sum of: (i) for any cash received in the Reorganization Event, the amount of the cash received per share of Common Stock; (ii) for any property other than cash or Marketable Securities received in the Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of the property received per share of Common Stock (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) for any Marketable Securities received in the Reorganization Event, an amount equal to the Average Market Price of those Marketable Securities on the Exchange Date multiplied by the number of those Marketable Securities received per share of Common Stock; provided, at when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the Marketable Securities received in the Reorganization Event. The number of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) will be adjusted if a dilution event of the type described in Article VI hereof occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
“Transfer Restrictions” has the meaning specified in the Collateral Agreement.
“Transferred Securities” has the meaning specified in Section 2.3(e).
“Trust Agreement” has the meaning specified in the preamble to this Agreement.
“Trustees” has the meaning specified in the Trust Agreement.
“U.S. Government Securities” means direct obligations of the United States of America.
“Value” means, (i) in respect of cash, the amount of such cash; (ii) in respect of any property other than cash or Marketable Securities, an amount equal to the market value on the date the Reorganization Event is consummated (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) in respect of any Marketable Security, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the date the Reorganization Event is consummated.

Section 1.2 Interpretation.
(a) When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference is to Articles or Sections of, or Exhibits or Schedules to, this Agreement unless otherwise indicated.
(b) The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.
(c) Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.
(d) Any reference to any statute, regulation or agreement is a reference to such statute, regulation or agreement as supplemented or amended from time to time.
ARTICLE II
SALE AND PURCHASE
Section 2.1 Sale and Purchase.
(a) Firm Shares. Upon the terms and subject to the conditions of this Agreement, and subject to Seller’s cash settlement alternative as provided in Section 2.3(d), Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the number of shares of Common Stock (the “Firm Shares”) equal to the product of the Firm Share Base Amount and the Exchange Rate.
(b) Additional Shares. Upon the terms and subject to the conditions of this Agreement, if the Initial Purchasers exercise the option to purchase Optional Securities pursuant to the Purchase Agreement, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the number of additional shares of Common Stock (the “Additional Shares”) equal to the product of the Additional Share Base Amount and the Exchange Rate. If the Initial Purchasers exercise their option to purchase Optional Securities pursuant to the Purchase Agreement, Purchaser shall notify Seller in writing that Purchaser will purchase the Additional Shares, which notice shall specify the Additional Share Base Amount and the Second Time of Delivery. The Firm Shares and the Additional Shares (if any) are collectively referred to in this Agreement as the “Contract Shares”.
(c) Exchange Rate. The “Exchange Rate” on any date shall be the rate determined in accordance with the following formula, subject to adjustment as a result of certain events as provided in Article VI:

(i) if the Average Market Price is less than $13.48 (the “Appreciation Threshold Price”) but equal to or greater than $11.00 (the “Initial Price”), the Exchange Rate will be the number of shares of Common Stock (rounded upward or downward to the nearest 1/10/000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th) having a value (as determined at the Average Market Price) equal to the Initial Price;
(ii) if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8163 of a share of Common Stock; or
(iii) if the Average Market Price is less than the Initial Price, the Exchange Rate will be 1.000 share of Common Stock.
If the Exchange Date is more than one day as described in the definition thereof, there nonetheless will be only one Calculation Period, ending on the third Trading Day prior to the first such day.
Section 2.2 Purchase Price.
(a) Firm Purchase Price. The purchase price for the Firm Shares (the “Firm Purchase Price”) shall be an amount equal to the difference between (i) the aggregate proceeds to Purchaser from the sale of the Firm Securities and (ii) the aggregate cost to Purchaser, as notified by Purchaser to Seller at the First Time of Delivery, of the Initial Treasury Securities.
(b) Additional Purchase Price. The purchase price for the Additional Shares (the “Additional Purchase Price”) shall be an amount equal to the difference between (i) the aggregate proceeds to Purchaser from the sale of the Optional Securities and (ii) the aggregate cost to Purchaser, as notified by Purchaser to Seller at the Second Time of Delivery, of the Additional Treasury Securities.
Section 2.3 Payment for and Delivery of Contract Stock.
(a) First Time of Delivery. Upon the terms and subject to the conditions of this Agreement, Purchaser shall deliver to Seller the Firm Purchase Price on December 21, 2010 (the “First Time of Delivery”), at the offices of Simpson Thatcher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by Purchaser and Seller, paid by wire transfer to an account designated by Seller, in Federal (immediately available) funds.
(b) Second Time of Delivery. Upon the terms and subject to the conditions of this Agreement, Purchaser shall deliver to Seller the Additional Purchase Price on the date of delivery of the Optional Securities to the Initial Purchasers (the “Second Time of Delivery”), at the offices of Simpson Thatcher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by Purchaser and Seller, paid by wire transfer to an account designated by Seller, in Federal (immediately available) funds.

(c) Sale and Delivery of Contract Shares. Seller agrees to deliver, except as otherwise provided in this Agreement, the Contract Shares to Purchaser on the Exchange Date, which Contract Shares shall be free and clear of any Liens and Transfer Restrictions. Unless Seller elects the Cash Settlement Alternative as provided in Section 2.3(d), delivery shall be effected by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement, in an amount equal to the number of Contract Shares, rounded down to the nearest whole number. Alternatively, in accordance with Section 5.2 of the Collateral Agreement, Seller may elect to deliver shares of Common Stock in an amount equal to the number of Contract Shares, rounded down to the nearest whole number, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date. Seller agrees to make a cash payment in respect of any fractional shares included in the Contract Shares at the Exchange Date, in an amount equal to the value of such fractional shares at the Average Market Price. In addition, if the difference between (A) the aggregate proceeds of any sale (net of any brokerage or related expenses) of any Common Stock or Marketable Securities sold by Purchaser pursuant to Section 2.4(f)(ii) of the Trust Agreement and (B) the product of the number of shares of Common Stock or Marketable Securities so sold and the Average Market Price, is negative, Seller shall pay such difference to Purchaser. If such difference is positive, Purchaser shall pay the difference to Seller. Notwithstanding the foregoing, if a Reorganization Event shall have occurred prior to the Exchange Date then, in lieu of the foregoing, delivery shall be effected as follows: (i) in the case of any cash required to be delivered on the Exchange Date as provided in Section 6.2, by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds; (ii) in the case of any Marketable Securities elected by Seller to be delivered in lieu of cash, as provided in Section 6.2, by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of the applicable number of Marketable Securities then held as collateral under the Collateral Agreement, as provided in Section 5.7 of the Collateral Agreement; and (iii) in the case of any cash included in the Accelerated Portion as provided in Section 6.2(b), by wire transfer as provided in clause (i) above or in the case of any non-cash assets included in such Accelerated Portion, by delivery by the Collateral Agent of such assets to the Custodian, for the account of Purchaser. Alternatively, Seller may elect to deliver shares of Marketable Securities in lieu of cash, as provided in Section 6.2, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Marketable Securities then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date.
(d) Cash Settlement Alternative. At its option, Seller may deliver to Purchaser on the Exchange Date, in lieu of the Contract Shares, in whole or in part, an amount per share of Common Stock it chooses to settle in cash (the “Cash Settlement Alternative”) equal to the Average Market Price of Common Stock on the Exchange Date, paid by wire transfer to an account designated by Purchaser, in Federal

(immediately available) funds. If the Seller elects the Cash Settlement Alternative, it may do so by delivering notice to Purchaser, the Collateral Agent and the Custodian not less than 60 days nor more than 90 days preceding the Exchange Date then in effect, which notice shall state the portion to be settled in cash as a fixed percentage between 0% and 100%. If Seller elects the Cash Settlement Alternative, Purchaser shall provide notice of such election to the holders of the Securities not less than 45 days nor more than 90 days prior to the Exchange Date as then in effect.
(e) Satisfaction of Obligations; Agreement not to Resell. Notwithstanding any other provision of this Agreement, if on or prior to the Exchange Date, Seller transfers Securities to Purchaser, free and clear of any Liens and Transfer Restrictions, for cancellation (any Securities so transferred being referred to in this Agreement as the “Transferred Securities”) then the number of Contract Shares, or the cash in lieu thereof in the event the Cash Settlement Alternative is elected, deliverable by Seller pursuant to this Agreement shall be reduced by a number equal to the product of (i) the number of Contract Shares before giving effect to any such transfers and (ii) a fraction, the numerator of which is the number of Transferred Securities and the denominator of which is the number of Securities outstanding immediately prior to such transfer (rounded down to the nearest whole share). The Seller will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act of 1933, as amended) to resell any of the Securities that have been acquired by any of them.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.1 Representations and Warranties of Seller. Seller represents and warrants to Purchaser that each representation and warranty made by Seller pursuant to Section 1(b) of the Purchase Agreement is true and correct on the date of this Agreement.
Section 3.2 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that each representation and warranty made by Purchaser pursuant to Section 1(a) of the Purchase Agreement is true and correct on the date of this Agreement.
ARTICLE IV
CONDITIONS TO PURCHASER’S OBLIGATIONS
Section 4.1 Condition to Delivery of Firm Purchase Price. The obligation of Purchaser to deliver the Firm Purchase Price at the First Time of Delivery is subject to the condition that the purchase by the Initial Purchasers of the Firm Securities pursuant to the Purchase Agreement shall have been consummated as contemplated under the Purchase Agreement and that Seller shall have delivered to Purchaser the forms set forth in Section 5.1(a)(ii) below.

Section 4.2 Condition to Delivery of Additional Purchase Price. The obligation of Purchaser to deliver the Additional Purchase Price at the Second Time of Delivery is subject to the condition that the purchase by the Initial Purchasers of the Optional Securities shall have been consummated as contemplated under the Purchase Agreement and that Seller shall have delivered to Purchaser the forms set forth in Section 5.1(a)(ii) below.
ARTICLE V
COVENANTS
Section 5.1 Covenants of Seller and Purchaser.
(a) Taxes.
(i) Seller shall pay any and all documentary, stamp, transfer or similar taxes and charges that may be payable in respect of the execution of this Agreement and the transfer and delivery of the Contract Shares (or any cash or Marketable Securities or other property in lieu of the Contract Shares) and the sale by Purchaser of any assets pursuant to this Agreement. Purchaser may withhold from any payment under this Agreement any tax required by law, and Seller may withhold from any payment under this Agreement to the extent such withholding is the result of Purchaser failing to provide the Seller with an IRS Form W-9 setting forth an exemption from withholding, provided the Purchaser is eligible under law to deliver such IRS Form W-9 to the Seller.
(ii) As of the First Time of Delivery and the Exchange Date, to the extent legally applicable, the Company shall deliver to Purchaser an affidavit issued and duly certified by the Company pursuant to Treasury regulation sections 1.1445-2(c)(3) and 1.897-2(h) that the Company is not a U.S. real property holding corporation (“USRPHC”) and has not been a USRPHC at any time during the five-year period ending on the applicable date, or any substitute form the Company can legally provide and reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (“Non-USRPHC Certificate”). In the event, that the Company is unable to provide a Non-USRPHC Certificate under applicable law, the Sellers may elect to deliver to Purchaser a non-foreign person affidavit duly certifying that Seller is not a foreign person in the form that satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended, and is reasonably acceptable to the Purchaser and any other duly executed form reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (a “FIRPTA Certificate”). Seller shall immediately notify Purchaser when the Non-USRPHC Certificate or the Non-Foreign Person Affidavit is no longer accurate.
(b) Forward Contract. Each of Seller and Purchaser hereby agrees that, unless otherwise required by law: (i) it will not treat this Agreement, any portion of this Agreement, or any obligation under this Agreement as giving rise to any interest expense or income or other inclusions or expense of ordinary income; (ii) it will not treat the delivery of any portion of the Contract Shares, cash, Marketable Securities or other property to be delivered pursuant to this Agreement as the payment of interest or ordinary income; (iii) it will treat this Agreement in its entirety as a forward contract for the delivery of such Contract Shares, cash, Marketable Securities or other property; and (iv) it will not take any action (including filing any tax return or form or taking any position in any tax proceeding, other than in connection with good faith negotiations in settlement of a tax proceeding) that is inconsistent with the treatment provided for in clauses (i) through (iii) of this Section 5.1(b). Seller and Purchaser may also take any action or position required by law provided that Seller or Purchaser, as the case may be, provides an opinion of counsel, nationally recognized as expert in Federal tax matters, to the effect that such action or position is required by a statutory change, Treasury regulation, or applicable court decision published after the date of this Agreement.
(c) Limitations on Trading During Certain Days. Seller hereby agrees that it will not buy Common Stock or securities exchangeable for or convertible into Common Stock for its own account during the 60 days prior to the Exchange Date; provided, however, during such period, Seller may purchase Common Stock in a private transaction for its own account from the account of Jerry Moyes, Jerry and Vickie Moyes as joint owners, the Todd Moyes Trust Dated 4/27/07, the Hollie Moyes Trust Dated 4/27/07, the Chris Moyes Trust Dated 4/27/07, the Lyndee Moyes Nester Trust Dated 4/27/07, the Marti Lyn Moyes Trust Dated 4/27/07 and the Michael J. Moyes Trust Dated 4/27/07 or any of their affiliates.
(d) Notices. Seller will cause to be delivered to Purchaser:
(i) Immediately upon the occurrence of any Event of Default, or upon Seller’s obtaining knowledge that any of the conditions or events described in Section 7.1(a) or (b) hereof shall have occurred with respect to the Company, notice of such occurrence; and
(ii) If at any time prior to the Exchange Date, Seller receives notice, or otherwise obtains knowledge, that any event requiring an adjustment to be effected pursuant to Article VI hereof shall have occurred or be pending, then Seller shall promptly cause to be delivered to Purchaser a notice identifying such event and stating, if known to Seller, the date on which such event occurred or is to occur and, if applicable, the record date relating to such event. Seller shall cause further notices to be delivered to Purchaser if Seller shall subsequently receive notice, or otherwise obtain knowledge, of any further or revised information regarding the terms or timing of such event or any record date relating to such event.
(e) Margin Stock. Seller hereby agrees that it will not use the proceeds from this Agreement to purchase or carry any margin stock.
Section 5.2 Further Assurances. From time to time on and after the date of this Agreement through the Exchange Date, each of the parties to this Agreement shall use its commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement, including (i) using commercially reasonable efforts to remove any legal impediment to the consummation of such transactions and (ii) the execution and delivery of all such deeds, agreements, assignments and further instruments of transfer and conveyance reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement.
ARTICLE VI
ADJUSTMENTS TO EXCHANGE RATE, APPRECIATION
THRESHOLD PRICE AND INITIAL PRICE; REORGANIZATION EVENTS
Section 6.1 Dilution Adjustments. The Exchange Rate, Appreciation Threshold Price and Initial Price shall be subject to adjustment from time to time as follows:
(a) Stock Dividends, Splits, Etc. If the Company shall, after the date of this Agreement,
(i) pay a stock dividend or make a distribution with respect to the Common Stock in shares of Common Stock;
(ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares of Common Stock; or
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;
then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to the fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately after the effective time of the adjustment relating to such event (giving effect to, and solely as a result of, such event as of such effective time), and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the effective time of the adjustment relating to such event. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(b) Right or Warrant Issuances. If the Company shall, after the date of this Agreement, issue, or declare a record date in respect of an issuance of, rights or warrants to all or substantially all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Current Market Price of the Common Stock (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest) for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to those rights or warrants, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock that the aggregate proceeds from the exercise of such rights or warrants would purchase at the Then-Current Market Price of the Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, which shall be determined by multiplying the total number of shares so offered for subscription or purchase by the exercise price of such rights or warrants and dividing the product so obtained by such Then-Current Market Price. For purposes of this Section 6.1(b), in determining whether any rights or warrants entitle the holders to subscribe for or purchase, or exercise a conversion right for, Common Stock at less than the applicable Then-Current Market Price, and in determining the aggregate exercise or conversion price payable for such Common Stock, there shall be taken into account any consideration the Company receives for such rights or warrants and any amount payable on exercise or conversion thereof, with the value of such consideration, if other than cash, to be determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(c) Distributions of Other Assets. If the Company shall, after the date of this Agreement, declare or pay a dividend or make a distribution to all or substantially all holders of Common Stock, in either case, consisting of evidences of its indebtedness or other non-cash assets (excluding (A) any stock dividends or distributions in shares of Common Stock referred to in Section 6.1(a) and (B) any Spin-Off Distributions) or shall issue to all or substantially all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in Section 6.1(b)), then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such distribution (“T”), and (ii) the denominator of which shall be T, less the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) as of the time the adjustment is effected of the portion of those evidences of indebtedness, non-cash assets or rights or warrants applicable to one share of Common Stock (“V”). If V is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(c), such distribution shall be deemed to be a liquidation of the Company subject to Section 6.2 where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

(d) Cash Dividends. If the Company shall, after the date of this Agreement, declare a record date in respect of a distribution of cash, other than any cash distributed in consideration of fractional shares of Common Stock and any cash distributed in a Reorganization Event, by dividend or otherwise, to all or substantially all holders of Common Stock, then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such dividend or distribution (“T”), and (ii) the denominator of which shall be T, less the amount in cash per share that the Company distributes to holders of Common Stock (“C”). If C is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(d), such dividend or distribution shall be deemed to be a liquidation of the Company subject to Section 6.2, where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such dividend or distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(e) Tender or Exchange Offers. If the Company or any of its subsidiaries shall, after the date of this Agreement, make a payment in respect of a tender or exchange offer for the Common Stock (other than a tender offer solely to holders of fewer than 100 shares of Common Stock), and the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), of any other consideration included in the payment per share of Common Stock exceeds the Then-Current Market Price for the five consecutive Trading Day period commencing on the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (such period, the “Tender Offer Valuation Period”), then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the sum of (A) the aggregate cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), on the expiration date, of the other consideration paid or payable for shares accepted for purchase or exchange in such tender or exchange offer, plus (B) the product of (x) the Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period, multiplied by (y) the number of shares of Common Stock outstanding immediately after the time (the “Expiration Time”) such tender or exchange offer expires (after giving effect to such tender offer or exchange offer), and (ii) the denominator of which shall be such Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period multiplied by the number of shares of Common Stock outstanding immediately prior to the Expiration Time (prior to giving effect to such tender offer or exchange offer). If the application of the foregoing formula would result in a decrease in the Exchange Rate, no adjustment to the Exchange Rate will be made. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(f) Corresponding Adjustments to Initial Price, Appreciation Threshold Price and Closing Price.
(i) If any adjustment is made to the Exchange Rate pursuant to Section 6.1 (a), (b), (c), (d) or (e), the Appreciation Threshold Price and the Initial Price shall also be adjusted by dividing each of the Appreciation Threshold Price and the Initial Price by the applicable Dilution Adjustment.

(ii) If, during any Calculation Period used in calculating the Average Market Price or the Then-Current Market Price, an adjustment to the Exchange Rate becomes effective pursuant to this Section 6.1, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the trading days preceding the effective date of the adjustment in the Exchange Rate shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price.
(g) Timing of Dilution Adjustments. Each Dilution Adjustment shall be effected:
(i) in the case of any adjustment made pursuant to Section 6.1(a), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such dividend or distribution or the effective date of such subdivision, split or combination, as applicable;
(ii) in the case of any adjustment made pursuant to Section 6.1(b), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of holders of Common Stock entitled to receive such rights or warrants;
(iii) in the case of any adjustment made pursuant to Section 6.1(c), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such distribution;
(iv) in the case of any adjustment made pursuant to Section 6.1(d), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution; and
(v) in the case of any adjustment made pursuant to Section 6.1(e), immediately after 5:00 p.m., New York City time, on the final Trading Day of the Tender Offer Valuation Period; provided, that if the Exchange Date occurs within the five consecutive Trading Days next succeeding the expiration date, references with respect to “five consecutive Trading Day period” in Section 6.1(e) shall be deemed replaced with such lesser number of Trading Days as have elapsed between the expiration date and the Exchange Date in determining the applicable Exchange Rate.

(h) General; Failure of Dilution Event to Occur. All Dilution Adjustments shall be rounded upward or downward to the nearest 1/10,000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th. No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent in the Exchange Rate; provided, however, that any adjustments that by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If any dividend or distribution of the type described in Section 6.1(a) is declared but not so paid or made, or the outstanding shares of Common Stock are not subdivided, split or combined, as the case may be, the Exchange Rate shall be immediately readjusted, effective as of the date the board of directors of the Company determines not to pay such dividend or distribution or to effect such subdivision, split or combination, to the Exchange Rate that would then be in effect if such subdivision, dividend, distribution, share split or share combination had not been declared or announced. If any rights or warrants described in Section 6.1(b) are not so issued, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to issue such rights or warrants, to the Exchange Rate that would then be in effect if such issuance had not been declared. If any rights or warrants described in Section 6.1(b) are not exercised or converted prior to the expiration of the exercisability or convertibility thereof, the Exchange Rate shall be readjusted to the Exchange Rate that would then be in effect if the adjustments made upon the issuance of such right or warrant had been made on the basis of the delivery of only the number of shares of the Common Stock actually delivered. If any dividend or distribution described in Section 6.1(c) or Section 6.1(d) is declared but not so paid or made, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to pay such dividend or distribution, to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared. If the Company or one of its subsidiaries is obligated to purchase shares of Common Stock pursuant to any tender or exchange offer described in Section 6.1(e), but the Company or such subsidiary is permanently prevented by applicable law from effecting any such purchase, or all such purchases are rescinded, then the Exchange Rate shall be readjusted to be the Exchange Rate that would then be in effect if such tender or exchange offer had not been made. If a Reorganization Event shall occur after the occurrence of one or more events requiring an adjustment pursuant to this Section 6.1, the Dilution Adjustments previously applied to the Exchange Rate in respect of such events shall not be rescinded but shall be applied to the new Exchange Rate provided for under Section 6.2.
(i) To the extent that the Company has a rights plan in effect prior to the Exchange Date and the rights have separated from the Common Stock, the Exchange Rate will be adjusted at the time of separation as if the Company had distributed to all holders of Common Stock rights to purchase any of its securities as described in Section 6.1(c) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.
Section 6.2 Adjustment for Consolidation, Merger or Other Reorganization Event.

(a) In the event of (i) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company or any such issuer (a “Company Successor”) with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which none of the Common Stock outstanding immediately before the merger or consolidation is exchanged for cash, securities or other property of the Company or another person), (ii) any sale, transfer, lease or conveyance to another corporation of all or substantially all of the property of the Company or any Company Successor, (iii)(x) any statutory exchange of securities of the Company or any Company Successor with another corporation or (y) any sale of all or substantially all of the outstanding equity securities of the Company or any Company Successor, including pursuant to any plan of arrangement or similar scheme with the Company’s stockholders under any applicable law, rule or regulation or order of any court or governmental authority (in the case of each of the preceding clauses (x) and (y), other than in connection with a consolidation or merger referred to in clause (i) immediately above), or (iv) any liquidation, dissolution or winding up of the Company or any Company Successor, in each case where all or substantially all of the shares of Common Stock are converted into or exchanged for cash, securities or other property of the Company or another person (any such event described in clause (i), (ii), (iii) or (iv), a “Reorganization Event”), Seller shall deliver to the Purchaser on the Exchange Date, in lieu of each share of Common Stock (or other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) subject to this Agreement, cash in an amount (the “Basic Reorganization Event Amount”) equal to (i) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (ii) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (iii) if the Transaction Value is less than the Initial Price, the Transaction Value. Notwithstanding the foregoing, if the consideration (the “Merger Consideration”) received by the holders of the Common Stock in the Reorganization Event (or the holders of other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) includes any Marketable Securities, Seller may, at its option, deliver those Marketable Securities on the Exchange Date (in lieu of delivering an amount of cash equal to the Average Market Price of those Marketable Securities on the Exchange Date).
(b) Notwithstanding Section 6.2(a), if at least 30% of the Value of the Merger Consideration consists of cash or property other than Marketable Securities (a “Cash Merger”), then Seller shall be required to deliver to the Purchaser, in lieu of the shares of Common Stock (or other Marketable Securities) that are deliverable under this Agreement, (i) within five Business Days after Seller receives the Merger Consideration, the Accelerated Portion; provided, that instead of delivering any non-cash consideration (other than Marketable Securities), Seller may, at its option, deliver cash in an amount equal to the Value of those assets; and (ii) on the Exchange Date, in lieu of each share of Common Stock that is deliverable under this Agreement (and the shares of other Marketable Securities that are deliverable per share of Common Stock under this Agreement following a Spin-Off Distribution), cash in an amount equal to (1) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (2) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (3) if the Transaction Value is less than the Initial Price, the Transaction Value, in each case minus the Value of the Accelerated Portion that is deliverable per share of Common Stock under this Agreement as determined in accordance with subsection (i) above. Seller may, at its option, deliver the Marketable Securities on the Exchange Date in lieu of delivering an amount of cash as described above.

(c) If a Reorganization Event occurs during a Calculation Period used to calculate the Average Market Price or Transaction Value, then the average Closing Prices used to calculate such Average Market Price or the average Closing Price referred to in clause (iii) of the definition of Transaction Value, in each case for the Trading Days preceding the effective date of the Reorganization Event, shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price to reflect the occurrence of that event.
(d) For the avoidance of doubt, if 100% of the Merger Consideration in a Cash Merger consists of cash, then delivery of the entire Merger Consideration will be accelerated as set forth in Section 6.2(b) above.
Section 6.3 Spin-Off Distributions. (a) If the Company shall, during the term of this Agreement, make a Spin-Off Distribution, then as of the record date of such Spin-Off Distribution, (i) the Contract Shares shall be deemed to include both (A) that number of shares of Common Stock equal to the Contract Shares as of such record date, and (B) that number of Marketable Securities of the class distributed in respect of the Contract Shares in such Spin-Off Distribution equal to the product of (x) such number of Contract Shares, and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution; (ii) Seller’s obligations under Section 2.3 shall include delivery of such Marketable Securities together with the Common Stock comprising the Contract Shares and the provisions of Section 2.3(c) shall apply mutatis mutandis to such Marketable Securities; and (iii) the “Closing Price” of the Common Stock, for purposes of calculating the Exchange Rate, shall thereafter be deemed to be equal to the sum of (A) the Closing Price per share of Common Stock and (B) the product of (x) the Closing Price per share of the spun-off Marketable Securities and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution. The number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in this Section 6.3(a), will be adjusted if any event that would, if it had occurred with respect to the Common Stock or the Company, have required an adjustment pursuant to the provisions described under Section 6.1 hereof occurs with respect to those Marketable Securities or their issuer between the time of the Spin-Off Distribution and the Exchange Date.
(b) Instead of delivering Marketable Securities on the Exchange Date, Seller may exercise the Cash Settlement Alternative in respect of such Marketable Securities, in which case Section 2.3(d) shall apply to such election mutatis mutandis to such Marketable Securities, and Seller shall deliver cash equal to the value, based on the Average Market Price of the Marketable Securities at the Exchange Date, of the number of Marketable Securities that the Seller would otherwise be required to deliver on the Exchange Date.

(c) If a Spin-Off Distribution occurs and thereafter a Reorganization Event with respect to the Company occurs, then the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the Transaction Value and (B) the product of (x) the Average Market Price of a share of the spun-off Marketable Securities on the Exchange Date, provided that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the spun-off Marketable Securities, and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event, which number shall be adjusted as provided in Section 6.1 if a Dilution Adjustment occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
(d) If a Spin-Off Distribution occurs and thereafter any transaction with respect to the issuer of the spun-off Marketable Securities that would have been a Reorganization Event if it had occurred with respect to the Company occurs, then (i) all references to the Common Stock and the Company in the definitions of “Reorganization Event” and “Transaction Value” will be deemed to refer to the spun-off Marketable Securities and their issuer, respectively, and (ii) the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the product of (x) the Transaction Value of the applicable Reorganization Event per share of such Marketable Securities and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event and (B) the Average Market Price of a share of the Common Stock on the Exchange Date; provided, that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the shares of Common Stock. If any event that requires an adjustment pursuant to Section 6.1 hereof occurs with respect to the Common Stock or the Company between the time of the Reorganization Event and the Exchange Date, the amount described in clause (A) that Seller is required to deliver per share of the Common Stock will be adjusted by dividing that amount by the applicable Dilution Adjustment made to the Common Stock.
(e) If a Spin-Off Distribution occurs during a Calculation Period used to calculate the Average Market Price or the Then-Current Market Price, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the Trading Days preceding the effective date of the Spin-Off Distribution shall be appropriately adjusted to reflect the occurrence of that event.
Section 6.4 Adjustments with Respect to Marketable Securities. If any event that requires an adjustment pursuant to Section 6.1 occurs with respect to the Common Stock or the Company between the time of the Spin-Off Distribution and the Exchange Date, the number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in Section 6.3(a), will be adjusted by dividing that number by the applicable Dilution Adjustment made to the Common Stock. Adjustment for such subsequent events shall be as nearly equivalent as practicable to the adjustments provided for in Article VI hereof.

ARTICLE VII
ACCELERATION UPON AN EVENT OF
DEFAULT; TRANSFER AGENT INSTRUCTIONS
Section 7.1 Events of Default. If one or more of the following events (each an “Event of Default”) shall occur:
(a) Seller (including, for the avoidance of doubt, either Grantor) shall commence a voluntary case or other proceeding seeking a liquidation, reorganization or other relief with respect to such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such person, or shall make a general assignment for the benefit of creditors, or shall take any action to authorize any of the foregoing; or
(b) an involuntary case or other proceeding shall be commenced against Seller (including, for the avoidance of doubt, either Grantor) seeking liquidation, reorganization or other relief with respect to such person or such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against such person under the federal bankruptcy laws as now or hereafter in effect; or
(c) a Collateral Event of Default within the meaning of the Collateral Agreement shall occur; then, upon the occurrence of any such event, Seller’s obligations under this Agreement will automatically be accelerated and Seller shall become obligated to deliver the Maximum Deliverable Number of shares of Common Stock (or, after a Reorganization Event or Spin-Off Distribution, the Marketable Securities or cash or other assets or a combination of Marketable Securities or cash or other assets deliverable instead of or in addition to those shares of Common Stock), or any U.S. Government Securities or other property then pledged as collateral under the Collateral Agreement for Seller’s obligations. Purchaser and Seller agree that such amount is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and Purchaser will not be entitled to recover additional damages as a consequence of any loss resulting from an Event of Default.
Section 7.2 Transfer Agent Instructions. Seller agrees to provide the transfer agent for the Common Stock or any Marketable Securities with irrevocable standing instructions to pay over directly to the Collateral Agent for the benefit of Purchaser all cash or other property received in respect of distributions or dividends on the Common Stock or Marketable Securities or in connection with a Reorganization Event. Purchaser agrees to irrevocably instruct the Collateral Agent, and to cause the Collateral Agent, to promptly pay over to Seller any dividends, interest, principal or other payments received by the Collateral Agent on any collateral pledged by Seller, including any substitute collateral, unless Seller is in default on its obligations under the Collateral Agreement (including Seller’s obligation to pledge additional shares of Common Stock when required under the Collateral Agreement), or unless the payment of that amount to Seller would cause the collateral to become insufficient under the Collateral Agreement. Seller will have the right to vote any pledged shares of Common Stock or Marketable Securities for so long as those shares are owned by it and pledged under the Collateral Agreement, unless an event of default occurs under this Agreement or the Collateral Agreement.
ARTICLE VIII
MISCELLANEOUS
Section 8.1 Adjustments of Exchange Rate; Selection of Independent Investment Banking Firm. Purchaser shall be responsible for the effectuation and calculation of any adjustment pursuant to Article VI hereof and shall furnish Seller notice of any such adjustment and shall provide Seller reasonable opportunity to review the calculations pertaining to any such adjustment. If, pursuant to the terms and conditions of this Agreement, the Administrator shall be required to retain a nationally recognized independent investment banking firm for any purpose provided in this Agreement, such nationally recognized independent investment banking firm shall be selected and retained by the Administrator only after consultation with Seller.
Section 8.2 No Assumption of Liability. By executing this Agreement, none of the Trustees assumes any personal liability under this Agreement. The Trust Agreement was executed or made by or on behalf of the Trust by the Trustees as trustees and not individually and the obligations of this Agreement are not binding upon any of them or the holders of the Securities individually but are binding only upon the assets and property of the Trust.
Section 8.3 Notices.
(a) All notices and other communications provided for in this Agreement, unless otherwise specified, shall be in writing and shall be given at the addresses set forth in the following sentence or at such other addresses as may be designated by notice duly given in accordance with this Section 8.3 to each other party to this Agreement. Until such notice is given, (i) notices to Purchaser shall be directed to it in care of the Administrator, U.S. Bank National Association, Corporate Trust Services, Attention: 2010 Swift Mandatory Common Exchange Security Trust, 101 N. 1st Avenue, Suite 1600, Phoenix, Arizona 85003, Telephone No.: (602) 257-5430, Facsimile No.: (602) 257-5433, with a copy to Scott R. Saks, Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, Facsimile No.: (212) 230-7760; and (ii) notices to Seller shall be directed to it at the Jerry and Vickie Moyes Family Trust Dated 12/11/87 at P.O. Box 1397, Tolleson, AZ 85353, Attention: Elly Penrod, with a copy to Earl Scudder, Scudder Law Firm, P.C., L.L.O., 411 South 13th St., 2nd Floor, Lincoln, Nebraska 68508, with a copy to Heather A. Carmody, Barnes & Thornburg LLP, One North Wacker Drive, Suite 4400, Chicago, IL 60606-2809.

(b) Each notice given pursuant to Section 8.3(a) shall be effective (i) if sent by certified mail (return receipt requested), 72 hours after being deposited in the United States mail, postage prepaid; (ii) if given by telex or telecopier, when such telex or telecopied notice is transmitted (with electronic confirmation of transmission or verbal confirmation of receipt); or (iii) if given by any other means, when delivered at the address specified in this Section 8.3.
Section 8.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
Section 8.5 Severability. To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.
Section 8.6 Entire Agreement. Except as expressly set forth in this Agreement, this Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement.
Section 8.7 Amendments; Waivers. Any provision of this Agreement may be amended or waived (either generally or in a particular instance and either retrospectively or prospectively) if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto or, in the case of a waiver, by the party against whom the waiver is to be effective. Purchaser agrees that it will not, without Seller’s written consent, agree to amend or waive any provision of the Trust Agreement in any manner that materially and adversely affects the rights or obligations of Seller hereunder. No failure or delay by either party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 8.8 Non-Assignability. This Agreement and the rights and obligations of the parties under this Agreement may not be assigned or delegated by either party without the prior written consent of the other party, and any purported assignment without such consent shall be void.
Section 8.9 No Third Party Rights; Successors and Assigns. This Agreement is not intended and shall not be construed to create any rights in any person other than the parties hereto and their respective successors and assigns and no person shall assert any rights as third party beneficiary under this Agreement. Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and be enforceable by, and inure to the benefit of, their respective successors and assigns whether so expressed or not and shall be enforceable by and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.10 Counterparts. This Agreement may be executed, acknowledged and delivered in any number of counterparts, each of which shall be an original, but all of which shall constitute a single agreement, with the same effect as if the signatures on each such counterpart were upon the same instrument. A copy of a counterpart sent by facsimile machine or other electronic means must be treated as an original counterpart, is sufficient evidence of the execution of the original and may be produced in evidence for all purposes in place of the original.
Section 8.11 Grantors. Each Grantor hereby makes all representations and warranties and agrees to perform all the covenants and other obligations of Seller under this Agreement as if he or she were “Seller” hereunder, and every reference to “Seller” shall be deemed to include each Grantor, including without limitation those references in Section 7.1 (a) and (b) hereof. All the covenants and agreements contained in this Agreement by or on behalf of either Grantor shall bind and be enforceable by, and inure to the benefit of, its successors and assigns whether so expressed or not, including without limitation, the estate of each Grantor, and the executor, administrator or personal representative of such Grantor, as well as such Grantor’s heirs, assigns, beneficiaries, transferees and distributees, or any receiver or trustee in bankruptcy or representative of such Grantor’s creditors, and shall be enforceable by and inure to the benefit of Grantor and its successors and assigns. In addition, within three months of the appointment of a personal representative of the estate of any deceased Grantor, such personal representative shall enter into an agreement assuming all of the obligations of this Agreement and agreeing not to challenge this Agreement, and failure to do so shall be an Event of Default hereunder. Each Grantor covenants and agrees that he or she will not revoke Seller while this Agreement is outstanding.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the first date set forth above.

SELLER: JERRY AND VICKIE MOYES FAMILY TRUST u/a/d December 11, 1987
By:	/s/ Jerry C. Moyes
Jerry C. Moyes, Co-Trustee

By:	/s/ Vickie Moyes
Vickie Moyes, Co-Trustee

Jerry C. Moyes
/s/ Jerry C. Moyes

Vickie Moyes
/s/ Vickie Moyes

[Signature Page to the Forward Purchase Agreement]

PURCHASER: 2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST
By:	/s/ Donald J. Puglisi
Donald J. Puglisi, as Trustee

By:	/s/ William R. Latham
William R. Latham, as Trustee

By:	/s/ James B. O’Neill
James B. O’Neill, as Trustee

[Signature Page to the Forward Purchase Agreement]

EXECUTION VERSION
FORWARD PURCHASE AGREEMENT
Between
The Hollie Moyes Trust Dated 4/27/07, as Seller,
Hollie Moyes,
and
2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST,
as Purchaser
Dated as of December 21, 2010

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(continued)

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FORWARD PURCHASE AGREEMENT
FORWARD PURCHASE AGREEMENT (this “Agreement”), dated as of December 21, 2010, between the Hollie Moyes Trust Dated 4/27/07 (“Seller”), Hollie Moyes (“Grantor”), and the 2010 Swift Mandatory Common Exchange Security Trust, a trust organized under the laws of the State of New York under and by virtue of an Amended and Restated Trust Agreement, dated as of December 15, 2010 (the “Trust Agreement”; such business trust and the trustees thereof acting in their capacity as such being referred to in this Agreement as “Purchaser”).
WITNESSETH:
WHEREAS, Seller as of the date hereof owns shares of Class B Common Stock, par value $0.01 per share (the “Pledged Shares”), of Swift Transportation Company, a Delaware corporation (the “Company”), which shares are convertible into shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), of the Company upon consummation of the transfer to Purchaser of such shares pursuant to the terms and conditions of this Agreement, and Seller will own such Pledged Shares as of the First Time of Delivery (as defined below); and
WHEREAS, Purchaser has prepared an offering memorandum contemplating the offering of up to 26,136,364 $0.66 Trust Issued Mandatory Common Exchange Securities (the “Securities”), the terms of which contemplate delivery by Purchaser to the holders of such Securities of a number of shares of Common Stock (or, in certain circumstances, cash or other property in lieu of such Common Stock) on, or, in certain circumstances, prior to, the Exchange Date referred to below; and
WHEREAS, Seller has agreed, pursuant to the Collateral Agreement, dated as of December 21, 2010 (together with any substitute agreement therefor entered into pursuant to Section 2.2(a) of the Trust Agreement, the “Collateral Agreement”), among Seller, as Pledgor, U.S. Bank National Association, as Collateral Agent (as defined below), and Purchaser to grant to the Collateral Agent, for the benefit of Purchaser, a security interest in the Pledged Shares and, in certain circumstances, certain other collateral to secure the obligations of Seller under this Agreement; and
WHEREAS, Purchaser has agreed, effective as of the First Time of Delivery, pursuant to the Purchase Agreement, dated December 15, 2010 (the “Purchase Agreement”), among Purchaser, Seller, Grantor, the other sellers and grantors party thereto, the Company, Swift Corporation and Morgan Stanley & Co. Incorporated and the other initial purchasers listed in Schedule I thereto (collectively, the “Initial Purchasers”), to issue and sell to the Initial Purchasers an aggregate of 27,727,273 Securities (the “Firm Securities”) and, at the Initial Purchasers’ option as provided therein, up to 3,409,091 additional Securities (such additional Securities as the Initial Purchaser shall actually purchase pursuant to the Purchase Agreement, the “Optional Securities”);
NOW, THEREFORE, the parties to this Agreement, intending to be bound, agree as follows:

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ARTICLE I
DEFINITIONS; INTERPRETATION
Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:
“Accelerated Portion” means, in relation to any Cash Merger, the portion of the Merger Consideration received in exchange for shares of Common Stock (or other Marketable Securities) other than Marketable Securities that has a Value equal to the amount determined by multiplying the Value of the portion of the Merger Consideration received in exchange for such shares of Common Stock (or other Marketable Securities) that consists of assets other than Marketable Securities by a fraction, (i) the numerator of which is the Basic Reorganization Event Amount and (ii) the denominator of which is the Transaction Value.
“Administrator” means U.S. Bank National Association, administrator for Purchaser under the Administration Agreement, or its successor in such capacity, or any other Administrator appointed pursuant to the Trust Agreement and the Administration Agreement.
“Administration Agreement” means the Administration Agreement, dated as of December 21, 2010, between the Administrator and Purchaser.
“Agreement” has the meaning set forth in the Preamble.
“Appreciation Threshold Price” has the meaning specified in Section 2.1(c).
“Average Market Price” per share of Common Stock or Marketable Security on any date means the average Closing Price per share of Common Stock or Marketable Security for the Calculation Period consisting of the 20 Trading Days immediately prior to but not including the third Trading Day prior to such date.
“Basic Reorganization Event Amount” has the meaning specified in Section 6.2(a).
“Business Day” means a day on which the New York Stock Exchange is open for trading and that is not a day on which commercial banks in The City of New York are authorized or obligated by law to close.
“Calculation Period” means any period of Trading Days for which an average security price must be determined pursuant to this Agreement.
“Cash Merger” has the meaning specified in Section 6.2(b).
“Cash Percentage” has the meaning specified in Section 2.3(d).
“Cash Settlement Alternative” has the meaning specified in Section 2.3(d).

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“Closing Price” of a share of Common Stock (or any other Marketable Security or common equity) on any Trading Day means (i) the last reported sale price per share (or, if no last sale price is reported, the average of the bid and ask prices per share or, if more than one in either case, the average of the average bid and the average ask prices per share) on such day reported by the New York Stock Exchange, or, if the Common Stock (or such other security) is not listed on the New York Stock Exchange, as reported by the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed, (ii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange, the last quoted bid price on that day for the Common Stock (or such other security) in the over-the-counter market as reported by Pink OTC Markets Inc. or a similar organization or (iii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or so quoted by Pink OTC Markets Inc. or a similar organization, the market price of the Common Stock (or such other security) on that day as determined by a nationally recognized independent investment banking firm retained by the Administrator for this purpose, whose determination shall be conclusive; provided, that if any event that results in an adjustment to the number of shares of Common Stock or Marketable Securities deliverable under this Agreement pursuant to Article VI occurs during any Calculation Period, the Closing Price as determined pursuant to the foregoing for each Trading Day in the Calculation Period occurring prior to the date on which such adjustment is effected will be appropriately adjusted to reflect the occurrence of such event.
“Collateral Agent” means U.S. Bank National Association, in its capacity as Collateral Agent under the Collateral Agreement, or its successor in such capacity, or any other Collateral Agent appointed pursuant to the Trust Agreement and the Collateral Agreement.
“Collateral Agreement” has the meaning specified in the recitals to this Agreement.
“common equity” means any security of any class of capital stock (whether voting or non-voting) that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer of such capital stock and that is not subject to redemption by the issuer of such capital stock.
“Common Stock” has the meaning specified in the recitals to this Agreement.
“Company” has the meaning specified in the recitals to this Agreement.
“Company Successor” has the meaning specified in Section 6.2(a).
“Contract Shares” has the meaning specified in Section 2.1(b), as adjusted pursuant to Section 2.3(e).
“Custodian” means U.S. Bank National Association, as custodian for Purchaser under the Custodian Agreement, or its successor in such capacity, or any other Custodian appointed pursuant to the Trust Agreement and the Custodian Agreement.
“Custodian Agreement” means the Custodian Agreement, dated as of December 21, 2010, between the Custodian and Purchaser.

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“Dilution Adjustment” means any fraction or number by which the Exchange Rate shall be multiplied pursuant to Section 6.1(a), (b), (c), (d) or (e).
“Event of Default” has the meaning specified in Section 7.1.
“Exchange Date” means December 31, 2013, provided that if the number of shares of Common Stock or other Marketable Securities, as applicable, deliverable to the Purchaser on that date would exceed 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable, such excess portion will be delivered on successive Business Days (with no delivery on any Business Day of a number of shares of Common Stock or other Marketable Securities, as applicable, in excess of 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable) until such entire excess portion has been delivered. Each reference in this Agreement to the Exchange Date shall be deemed a reference to December 31, 2013 (or any date to which the Exchange Date is accelerated) and each such other Business Day.
“Exchange Rate” has the meaning specified in Section 2.16.1(c).
“Expiration Time” has the meaning specified in Section 6.1(e).
“Firm Purchase Price” has the meaning specified in Section 2.2(a).
“Firm Securities” has the meaning specified in the recitals to this Agreement.
“Firm Share Base Amount” means 690,291 shares of Common Stock.
“Firm Shares” has the meaning specified in Section 2.1(a).
“First Time of Delivery” has the meaning specified in Section 2.3(a).
“Full Share Number” has the meaning in Section 2.3(d).
“Grantor” has the meaning specified in the preamble to this Agreement.
“Initial Price” has the meaning specified in Section 2.1(c).
“Initial Purchasers” has the meaning specified in the recitals to this Agreement.
“Initial Treasury Securities” means the U.S. Government Securities purchased by Purchaser pursuant to Section 2.3(b)(i) of the Trust Agreement for settlement at the First Time of Delivery.
“Liens” means any lien, mortgage, security interest, pledge, charge, encumbrance or adverse claim of any kind.
“Market Disruption Event” means the occurrence or existence on any scheduled trading day for the Common Stock (or any other applicable security) of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the Common Stock (or such other security, including Marketable Securities) or in any options, contracts or futures contracts relating to the Common Stock (or such other security, including Marketable Securities), and such suspension or limitation occurs or exists at any time within 30 minutes prior to the closing time of the relevant stock exchange on such day.

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“Marketable Securities” means any common equity securities (whether voting or non-voting) listed on a U.S. national or regional securities exchange.
“Maximum Deliverable Number” has the meaning specified in the Collateral Agreement.
“Merger Consideration” has the meaning specified in Section 6.2(a).
“Optional Securities” has the meaning specified in the recitals to this Agreement.
“Purchase Agreement” has the meaning specified in the recitals to this Agreement.
“Purchaser” has the meaning specified in the preamble to this Agreement.
“Reorganization Event” has the meaning specified in Section 6.2(a).
“Securities” has the meaning specified in the recitals to this Agreement.
“Seller” has the meaning specified in the preamble to this Agreement.
“Spin-Off Distribution” means a distribution by the Company of Marketable Securities issued by an issuer other than the Company to all or substantially all holders of Common Stock.
“Tender Offer Valuation Period” has the meaning specified in Section 6.1(e).
“Then-Current Market Price” of the Common Stock means the average Closing Price per share of Common Stock for the applicable Calculation Period.
“Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) (x) the New York Stock Exchange is open for trading, or, if the Common Stock (or any other applicable security) is not listed on the New York Stock Exchange, the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed is open for trading, (y) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange but is quoted on the over-the-counter market by Pink OTC Markets Inc. or a similar organization, Pink OTC Markets Inc. or such similar organization, as applicable, is open for quoting or (z) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or quoted by Pink OTC Markets Inc. or a similar organization, such day is a Business Day. A “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system or, if applicable, regular quoting on the relevant quotation system.

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“Transaction Value” means the sum of: (i) for any cash received in the Reorganization Event, the amount of the cash received per share of Common Stock; (ii) for any property other than cash or Marketable Securities received in the Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of the property received per share of Common Stock (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) for any Marketable Securities received in the Reorganization Event, an amount equal to the Average Market Price of those Marketable Securities on the Exchange Date multiplied by the number of those Marketable Securities received per share of Common Stock; provided, at when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the Marketable Securities received in the Reorganization Event. The number of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) will be adjusted if a dilution event of the type described in Article VI hereof occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
“Transfer Restrictions” has the meaning specified in the Collateral Agreement.
“Transferred Securities” has the meaning specified in Section 2.3(e).
“Trust Agreement” has the meaning specified in the preamble to this Agreement.
“Trustees” has the meaning specified in the Trust Agreement.
“U.S. Government Securities” means direct obligations of the United States of America.
“Value” means, (i) in respect of cash, the amount of such cash; (ii) in respect of any property other than cash or Marketable Securities, an amount equal to the market value on the date the Reorganization Event is consummated (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) in respect of any Marketable Security, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the date the Reorganization Event is consummated.
Section 1.2 Interpretation.
(a) When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference is to Articles or Sections of, or Exhibits or Schedules to, this Agreement unless otherwise indicated.
(b) The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.
(c) Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

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(d) Any reference to any statute, regulation or agreement is a reference to such statute, regulation or agreement as supplemented or amended from time to time.
ARTICLE II
SALE AND PURCHASE
Section 2.1 Sale and Purchase.
(a) Firm Shares. Upon the terms and subject to the conditions of this Agreement, and subject to Seller’s cash settlement alternative as provided in Section 2.3(d), Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the number of shares of Common Stock (the “Firm Shares”) equal to the product of the Firm Share Base Amount and the Exchange Rate.
(b) [Reserved]
(c) Exchange Rate. The “Exchange Rate” on any date shall be the rate determined in accordance with the following formula, subject to adjustment as a result of certain events as provided in Article VI:
(i) if the Average Market Price is less than $13.48 (the “Appreciation Threshold Price”) but equal to or greater than $11.00 (the “Initial Price”), the Exchange Rate will be the number of shares of Common Stock (rounded upward or downward to the nearest 1/10/000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th) having a value (as determined at the Average Market Price) equal to the Initial Price;
(ii) if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8163 of a share of Common Stock; or
(iii) if the Average Market Price is less than the Initial Price, the Exchange Rate will be 1.000 share of Common Stock.
If the Exchange Date is more than one day as described in the definition thereof, there nonetheless will be only one Calculation Period, ending on the third Trading Day prior to the first such day.
Section 2.2 Purchase Price.
(a) Firm Purchase Price. The purchase price for the Firm Shares (the “Firm Purchase Price”) shall be an amount equal to the difference between (i) the aggregate proceeds to Purchaser from the sale of the Firm Securities and (ii) the aggregate cost to Purchaser, as notified by Purchaser to Seller at the First Time of Delivery, of the Initial Treasury Securities.
(b) [Reserved]

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Section 2.3 Payment for and Delivery of Contract Stock.
(a) First Time of Delivery. Upon the terms and subject to the conditions of this Agreement, Purchaser shall deliver to Seller the Firm Purchase Price on December 21, 2010 (the “First Time of Delivery”), at the offices of Simpson Thatcher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by Purchaser and Seller, paid by wire transfer to an account designated by Seller, in Federal (immediately available) funds. The Firm Shares are also referred to in this Agreement as the “Contract Shares”.
(b) [Reserved]
(c) Sale and Delivery of Contract Shares. Seller agrees to deliver, except as otherwise provided in this Agreement, the Contract Shares to Purchaser on the Exchange Date, which Contract Shares shall be free and clear of any Liens and Transfer Restrictions. Unless Seller elects the Cash Settlement Alternative as provided in Section 2.3(d), delivery shall be effected by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement, in an amount equal to the number of Contract Shares, rounded down to the nearest whole number. Alternatively, in accordance with Section 5.2 of the Collateral Agreement, Seller may elect to deliver shares of Common Stock in an amount equal to the number of Contract Shares, rounded down to the nearest whole number, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date. Seller agrees to make a cash payment in respect of any fractional shares included in the Contract Shares at the Exchange Date, in an amount equal to the value of such fractional shares at the Average Market Price. In addition, if the difference between (A) the aggregate proceeds of any sale (net of any brokerage or related expenses) of any Common Stock or Marketable Securities sold by Purchaser pursuant to Section 2.4(f)(ii) of the Trust Agreement and (B) the product of the number of shares of Common Stock or Marketable Securities so sold and the Average Market Price, is negative, Seller shall pay such difference to Purchaser. If such difference is positive, Purchaser shall pay the difference to Seller. Notwithstanding the foregoing, if a Reorganization Event shall have occurred prior to the Exchange Date then, in lieu of the foregoing, delivery shall be effected as follows: (i) in the case of any cash required to be delivered on the Exchange Date as provided in Section 6.2, by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds; (ii) in the case of any Marketable Securities elected by Seller to be delivered in lieu of cash, as provided in Section 6.2, by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of the applicable number of Marketable Securities then held as collateral under the Collateral Agreement, as provided in Section 5.7 of the Collateral Agreement; and (iii) in the case of any cash included in the Accelerated Portion as provided in Section 6.2(b), by wire transfer as provided in clause (i) above or in the case of any non-cash assets included in such Accelerated Portion, by delivery by the Collateral Agent of such assets to the Custodian, for the account of Purchaser. Alternatively, Seller

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may elect to deliver shares of Marketable Securities in lieu of cash, as provided in Section 6.2, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Marketable Securities then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date.
(d) Cash Settlement Alternative. At its option, Seller may deliver to Purchaser on the Exchange Date, in lieu of the Contract Shares, in whole or in part, an amount per share of Common Stock it chooses to settle in cash (the “Cash Settlement Alternative”) equal to the Average Market Price of Common Stock on the Exchange Date, paid by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds. If the Seller elects the Cash Settlement Alternative, it may do so by delivering notice to Purchaser, the Collateral Agent and the Custodian not less than 60 days nor more than 90 days preceding the Exchange Date then in effect, which notice shall state the portion to be settled in cash as a fixed percentage between 0% and 100%. If Seller elects the Cash Settlement Alternative, Purchaser shall provide notice of such election to the holders of the Securities not less than 45 days nor more than 90 days prior to the Exchange Date as then in effect.
(e) Satisfaction of Obligations; Agreement not to Resell. Notwithstanding any other provision of this Agreement, if on or prior to the Exchange Date, Seller transfers Securities to Purchaser, free and clear of any Liens and Transfer Restrictions, for cancellation (any Securities so transferred being referred to in this Agreement as the “Transferred Securities”) then the number of Contract Shares, or the cash in lieu thereof in the event the Cash Settlement Alternative is elected, deliverable by Seller pursuant to this Agreement shall be reduced by a number equal to the product of (i) the number of Contract Shares before giving effect to any such transfers and (ii) a fraction, the numerator of which is the number of Transferred Securities and the denominator of which is the number of Securities outstanding immediately prior to such transfer (rounded down to the nearest whole share). The Seller will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act of 1933, as amended) to resell any of the Securities that have been acquired by any of them.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.1 Representations and Warranties of Seller. Seller represents and warrants to Purchaser that each representation and warranty made by Seller pursuant to Section 1(b) of the Purchase Agreement is true and correct on the date of this Agreement.
Section 3.2 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that each representation and warranty made by Purchaser pursuant to Section 1(a) of the Purchase Agreement is true and correct on the date of this Agreement.

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ARTICLE IV
CONDITIONS TO PURCHASER’S OBLIGATIONS
Section 4.1 Condition to Delivery of Firm Purchase Price. The obligation of Purchaser to deliver the Firm Purchase Price at the First Time of Delivery is subject to the condition that the purchase by the Initial Purchasers of the Firm Securities pursuant to the Purchase Agreement shall have been consummated as contemplated under the Purchase Agreement and that Seller shall have delivered to Purchaser the forms set forth in Section 5.1(a)(ii) below.
Section 4.2 [Reserved]
ARTICLE V
COVENANTS
Section 5.1 Covenants of Seller and Purchaser.
(a) Taxes.
(i) Seller shall pay any and all documentary, stamp, transfer or similar taxes and charges that may be payable in respect of the execution of this Agreement and the transfer and delivery of the Contract Shares (or any cash or Marketable Securities or other property in lieu of the Contract Shares) and the sale by Purchaser of any assets pursuant to this Agreement. Purchaser may withhold from any payment under this Agreement any tax required by law, and Seller may withhold from any payment under this Agreement to the extent such withholding is the result of Purchaser failing to provide the Seller with an IRS Form W-9 setting forth an exemption from withholding, provided the Purchaser is eligible under law to deliver such IRS Form W-9 to the Seller.
(ii) As of the First Time of Delivery and the Exchange Date, to the extent legally applicable, the Company shall deliver to Purchaser an affidavit issued and duly certified by the Company pursuant to Treasury regulation sections 1.1445-2(c)(3) and 1.897-2(h) that the Company is not a U.S. real property holding corporation (“USRPHC”) and has not been a USRPHC at any time during the five-year period ending on the applicable date, or any substitute form the Company can legally provide and reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (“Non-USRPHC Certificate”). In the event, that the Company is unable to provide a Non-USRPHC Certificate under applicable law, the Sellers may elect to deliver to Purchaser a non-foreign person affidavit duly certifying that Seller is not a foreign person in the form that satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended, and is reasonably acceptable to the Purchaser and any other duly executed form reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (a “FIRPTA Certificate”). Seller shall immediately notify Purchaser when the Non-USRPHC Certificate or the Non-Foreign Person Affidavit is no longer accurate.

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(b) Forward Contract. Each of Seller and Purchaser hereby agrees that, unless otherwise required by law: (i) it will not treat this Agreement, any portion of this Agreement, or any obligation under this Agreement as giving rise to any interest expense or income or other inclusions or expense of ordinary income; (ii) it will not treat the delivery of any portion of the Contract Shares, cash, Marketable Securities or other property to be delivered pursuant to this Agreement as the payment of interest or ordinary income; (iii) it will treat this Agreement in its entirety as a forward contract for the delivery of such Contract Shares, cash, Marketable Securities or other property; and (iv) it will not take any action (including filing any tax return or form or taking any position in any tax proceeding, other than in connection with good faith negotiations in settlement of a tax proceeding) that is inconsistent with the treatment provided for in clauses (i) through (iii) of this Section 5.1(b). Seller and Purchaser may also take any action or position required by law provided that Seller or Purchaser, as the case may be, provides an opinion of counsel, nationally recognized as expert in Federal tax matters, to the effect that such action or position is required by a statutory change, Treasury regulation, or applicable court decision published after the date of this Agreement.
(c) Limitations on Trading During Certain Days. Seller hereby agrees that it will not buy Common Stock or securities exchangeable for or convertible into Common Stock for its own account during the 60 days prior to the Exchange Date; provided, however, during such period, Seller may purchase Common Stock in a private transaction for its own account from the account of Jerry Moyes, Jerry and Vickie Moyes as joint owners, the Jerry and Vickie Moyes Family Trust Dated 12/11/87, the Todd Moyes Trust Dated 4/27/07, the Chris Moyes Trust Dated 4/27/07, the Lyndee Moyes Nester Trust Dated 4/27/07, the Marti Lyn Moyes Trust Dated 4/27/07 and the Michael J. Moyes Trust Dated 4/27/07 or any of their affiliates.
(d) Notices. Seller will cause to be delivered to Purchaser:
(i) Immediately upon the occurrence of any Event of Default, or upon Seller’s obtaining knowledge that any of the conditions or events described in Section 7.1(a) or (b) hereof shall have occurred with respect to the Company, notice of such occurrence; and
(ii) If at any time prior to the Exchange Date, Seller receives notice, or otherwise obtains knowledge, that any event requiring an adjustment to be effected pursuant to Article VI hereof shall have occurred or be pending, then Seller shall promptly cause to be delivered to Purchaser a notice identifying such event and stating, if known to Seller, the date on which such event occurred or is to occur and, if applicable, the record date relating to such event. Seller shall cause further notices to be delivered to Purchaser if Seller shall subsequently receive notice, or otherwise obtain knowledge, of any further or revised information regarding the terms or timing of such event or any record date relating to such event.

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(e) Margin Stock. Seller hereby agrees that it will not use the proceeds from this Agreement to purchase or carry any margin stock.
Section 5.2 Further Assurances. From time to time on and after the date of this Agreement through the Exchange Date, each of the parties to this Agreement shall use its commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement, including (i) using commercially reasonable efforts to remove any legal impediment to the consummation of such transactions and (ii) the execution and delivery of all such deeds, agreements, assignments and further instruments of transfer and conveyance reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement.
ARTICLE VI
ADJUSTMENTS TO EXCHANGE RATE, APPRECIATION
THRESHOLD PRICE AND INITIAL PRICE; REORGANIZATION EVENTS
Section 6.1 Dilution Adjustments. The Exchange Rate, Appreciation Threshold Price and Initial Price shall be subject to adjustment from time to time as follows:
(a) Stock Dividends, Splits, Etc. If the Company shall, after the date of this Agreement,
(i) pay a stock dividend or make a distribution with respect to the Common Stock in shares of Common Stock;
(ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares of Common Stock; or
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;
then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to the fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately after the effective time of the adjustment relating to such event (giving effect to, and solely as a result of, such event as of such effective time), and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the effective time of the adjustment relating to such event. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(b) Right or Warrant Issuances. If the Company shall, after the date of this Agreement, issue, or declare a record date in respect of an issuance of, rights or warrants to all or substantially all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Current Market Price of the Common Stock (other than rights to purchase Common Stock pursuant to a

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plan for the reinvestment of dividends or interest) for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to those rights or warrants, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock that the aggregate proceeds from the exercise of such rights or warrants would purchase at the Then-Current Market Price of the Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, which shall be determined by multiplying the total number of shares so offered for subscription or purchase by the exercise price of such rights or warrants and dividing the product so obtained by such Then-Current Market Price. For purposes of this Section 6.1(b), in determining whether any rights or warrants entitle the holders to subscribe for or purchase, or exercise a conversion right for, Common Stock at less than the applicable Then-Current Market Price, and in determining the aggregate exercise or conversion price payable for such Common Stock, there shall be taken into account any consideration the Company receives for such rights or warrants and any amount payable on exercise or conversion thereof, with the value of such consideration, if other than cash, to be determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(c) Distributions of Other Assets. If the Company shall, after the date of this Agreement, declare or pay a dividend or make a distribution to all or substantially all holders of Common Stock, in either case, consisting of evidences of its indebtedness or other non-cash assets (excluding (A) any stock dividends or distributions in shares of Common Stock referred to in Section 6.1(a) and (B) any Spin-Off Distributions) or shall issue to all or substantially all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in Section 6.1(b)), then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such distribution (“T”), and (ii) the denominator of which shall be T, less the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) as of the time the adjustment is effected of the portion of those evidences of indebtedness, non-cash assets or rights or warrants applicable to one share of Common Stock (“V”). If V is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(c), such distribution shall be deemed to be a liquidation of the Company subject to Section 6.2 where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(d) Cash Dividends. If the Company shall, after the date of this Agreement, declare a record date in respect of a distribution of cash, other than any cash distributed in consideration of fractional shares of Common Stock and any cash distributed in a Reorganization Event, by dividend or otherwise, to all or substantially all holders of Common Stock, then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such dividend or distribution (“T”), and (ii) the denominator of which shall be T, less the amount in cash per share that the Company distributes to holders of Common Stock (“C”). If C is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(d), such dividend or distribution shall be deemed to be a liquidation of the Company subject to Section 6.2, where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such dividend or distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(e) Tender or Exchange Offers. If the Company or any of its subsidiaries shall, after the date of this Agreement, make a payment in respect of a tender or exchange offer for the Common Stock (other than a tender offer solely to holders of fewer than 100 shares of Common Stock), and the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), of any other consideration included in the payment per share of Common Stock exceeds the Then-Current Market Price for the five consecutive Trading Day period commencing on the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (such period, the “Tender Offer Valuation Period”), then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the sum of (A) the aggregate cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), on the expiration date, of the other consideration paid or payable for shares accepted for purchase or exchange in such tender or exchange offer, plus (B) the product of (x) the Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period, multiplied by (y) the number of shares of Common Stock outstanding immediately after the time (the “Expiration Time”) such tender or exchange offer expires (after giving effect to such tender offer or exchange offer), and (ii) the denominator of which shall be such Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period multiplied by the number of shares of Common Stock outstanding immediately prior to the Expiration Time (prior to giving effect to such tender offer or exchange offer). If the application of the foregoing formula would result in a decrease in the Exchange Rate, no adjustment to the Exchange Rate will be made. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(f) Corresponding Adjustments to Initial Price, Appreciation Threshold Price and Closing Price.
(i) If any adjustment is made to the Exchange Rate pursuant to Section 6.1 (a), (b), (c), (d) or (e), the Appreciation Threshold Price and the Initial Price shall also be adjusted by dividing each of the Appreciation Threshold Price and the Initial Price by the applicable Dilution Adjustment.
(ii) If, during any Calculation Period used in calculating the Average Market Price or the Then-Current Market Price, an adjustment to the Exchange Rate becomes effective pursuant to this Section 6.1, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the trading days preceding the effective date of the adjustment in the Exchange Rate shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price.
(g) Timing of Dilution Adjustments. Each Dilution Adjustment shall be effected:
(i) in the case of any adjustment made pursuant to Section 6.1(a), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such dividend or distribution or the effective date of such subdivision, split or combination, as applicable;
(ii) in the case of any adjustment made pursuant to Section 6.1(b), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of holders of Common Stock entitled to receive such rights or warrants;
(iii) in the case of any adjustment made pursuant to Section 6.1(c), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such distribution;
(iv) in the case of any adjustment made pursuant to Section 6.1(d), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution; and
(v) in the case of any adjustment made pursuant to Section 6.1(e), immediately after 5:00 p.m., New York City time, on the final Trading Day of the Tender Offer Valuation Period; provided, that if the Exchange Date occurs within the five consecutive Trading Days next succeeding the expiration date, references with respect to “five consecutive Trading Day period” in Section 6.1(e) shall be deemed replaced with such lesser number of Trading Days as have elapsed between the expiration date and the Exchange Date in determining the applicable Exchange Rate.

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(h) General; Failure of Dilution Event to Occur. All Dilution Adjustments shall be rounded upward or downward to the nearest 1/10,000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th. No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent in the Exchange Rate; provided, however, that any adjustments that by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If any dividend or distribution of the type described in Section 6.1(a) is declared but not so paid or made, or the outstanding shares of Common Stock are not subdivided, split or combined, as the case may be, the Exchange Rate shall be immediately readjusted, effective as of the date the board of directors of the Company determines not to pay such dividend or distribution or to effect such subdivision, split or combination, to the Exchange Rate that would then be in effect if such subdivision, dividend, distribution, share split or share combination had not been declared or announced. If any rights or warrants described in Section 6.1(b) are not so issued, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to issue such rights or warrants, to the Exchange Rate that would then be in effect if such issuance had not been declared. If any rights or warrants described in Section 6.1(b) are not exercised or converted prior to the expiration of the exercisability or convertibility thereof, the Exchange Rate shall be readjusted to the Exchange Rate that would then be in effect if the adjustments made upon the issuance of such right or warrant had been made on the basis of the delivery of only the number of shares of the Common Stock actually delivered. If any dividend or distribution described in Section 6.1(c) or Section 6.1(d) is declared but not so paid or made, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to pay such dividend or distribution, to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared. If the Company or one of its subsidiaries is obligated to purchase shares of Common Stock pursuant to any tender or exchange offer described in Section 6.1(e), but the Company or such subsidiary is permanently prevented by applicable law from effecting any such purchase, or all such purchases are rescinded, then the Exchange Rate shall be readjusted to be the Exchange Rate that would then be in effect if such tender or exchange offer had not been made. If a Reorganization Event shall occur after the occurrence of one or more events requiring an adjustment pursuant to this Section 6.1, the Dilution Adjustments previously applied to the Exchange Rate in respect of such events shall not be rescinded but shall be applied to the new Exchange Rate provided for under Section 6.2.
(i) To the extent that the Company has a rights plan in effect prior to the Exchange Date and the rights have separated from the Common Stock, the Exchange Rate will be adjusted at the time of separation as if the Company had distributed to all holders of Common Stock rights to purchase any of its securities as described in Section 6.1(c) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

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Section 6.2 Adjustment for Consolidation, Merger or Other Reorganization Event.
(a) In the event of (i) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company or any such issuer (a “Company Successor”) with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which none of the Common Stock outstanding immediately before the merger or consolidation is exchanged for cash, securities or other property of the Company or another person), (ii) any sale, transfer, lease or conveyance to another corporation of all or substantially all of the property of the Company or any Company Successor, (iii)(x) any statutory exchange of securities of the Company or any Company Successor with another corporation or (y) any sale of all or substantially all of the outstanding equity securities of the Company or any Company Successor, including pursuant to any plan of arrangement or similar scheme with the Company’s stockholders under any applicable law, rule or regulation or order of any court or governmental authority (in the case of each of the preceding clauses (x) and (y), other than in connection with a consolidation or merger referred to in clause (i) immediately above), or (iv) any liquidation, dissolution or winding up of the Company or any Company Successor, in each case where all or substantially all of the shares of Common Stock are converted into or exchanged for cash, securities or other property of the Company or another person (any such event described in clause (i), (ii), (iii) or (iv), a “Reorganization Event”), Seller shall deliver to the Purchaser on the Exchange Date, in lieu of each share of Common Stock (or other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) subject to this Agreement, cash in an amount (the “Basic Reorganization Event Amount”) equal to (i) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (ii) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (iii) if the Transaction Value is less than the Initial Price, the Transaction Value. Notwithstanding the foregoing, if the consideration (the “Merger Consideration”) received by the holders of the Common Stock in the Reorganization Event (or the holders of other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) includes any Marketable Securities, Seller may, at its option, deliver those Marketable Securities on the Exchange Date (in lieu of delivering an amount of cash equal to the Average Market Price of those Marketable Securities on the Exchange Date).
(b) Notwithstanding Section 6.2(a), if at least 30% of the Value of the Merger Consideration consists of cash or property other than Marketable Securities (a “Cash Merger”), then Seller shall be required to deliver to the Purchaser, in lieu of the shares of Common Stock (or other Marketable Securities) that are deliverable under this Agreement, (i) within five Business Days after Seller receives the Merger Consideration, the Accelerated Portion; provided, that instead of delivering any non-cash consideration (other than Marketable Securities), Seller may, at its option, deliver cash in an amount equal to the Value of those assets; and (ii) on the Exchange Date, in lieu of each share of Common Stock that is deliverable under this Agreement (and the shares of other Marketable Securities that are deliverable per share of Common Stock under this

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Agreement following a Spin-Off Distribution), cash in an amount equal to (1) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (2) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (3) if the Transaction Value is less than the Initial Price, the Transaction Value, in each case minus the Value of the Accelerated Portion that is deliverable per share of Common Stock under this Agreement as determined in accordance with subsection (i) above. Seller may, at its option, deliver the Marketable Securities on the Exchange Date in lieu of delivering an amount of cash as described above.
(c) If a Reorganization Event occurs during a Calculation Period used to calculate the Average Market Price or Transaction Value, then the average Closing Prices used to calculate such Average Market Price or the average Closing Price referred to in clause (iii) of the definition of Transaction Value, in each case for the Trading Days preceding the effective date of the Reorganization Event, shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price to reflect the occurrence of that event.
(d) For the avoidance of doubt, if 100% of the Merger Consideration in a Cash Merger consists of cash, then delivery of the entire Merger Consideration will be accelerated as set forth in Section 6.2(b) above.
Section 6.3 Spin-Off Distributions. (a) If the Company shall, during the term of this Agreement, make a Spin-Off Distribution, then as of the record date of such Spin-Off Distribution, (i) the Contract Shares shall be deemed to include both (A) that number of shares of Common Stock equal to the Contract Shares as of such record date, and (B) that number of Marketable Securities of the class distributed in respect of the Contract Shares in such Spin-Off Distribution equal to the product of (x) such number of Contract Shares, and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution; (ii) Seller’s obligations under Section 2.3 shall include delivery of such Marketable Securities together with the Common Stock comprising the Contract Shares and the provisions of Section 2.3(c) shall apply mutatis mutandis to such Marketable Securities; and (iii) the “Closing Price” of the Common Stock, for purposes of calculating the Exchange Rate, shall thereafter be deemed to be equal to the sum of (A) the Closing Price per share of Common Stock and (B) the product of (x) the Closing Price per share of the spun-off Marketable Securities and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution. The number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in this Section 6.3(a), will be adjusted if any event that would, if it had occurred with respect to the Common Stock or the Company, have required an adjustment pursuant to the provisions described under Section 6.1 hereof occurs with respect to those Marketable Securities or their issuer between the time of the Spin-Off Distribution and the Exchange Date.

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(b) Instead of delivering Marketable Securities on the Exchange Date, Seller may exercise the Cash Settlement Alternative in respect of such Marketable Securities, in which case Section 2.3(d) shall apply to such election mutatis mutandis to such Marketable Securities, and Seller shall deliver cash equal to the value, based on the Average Market Price of the Marketable Securities at the Exchange Date, of the number of Marketable Securities that the Seller would otherwise be required to deliver on the Exchange Date.
(c) If a Spin-Off Distribution occurs and thereafter a Reorganization Event with respect to the Company occurs, then the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the Transaction Value and (B) the product of (x) the Average Market Price of a share of the spun-off Marketable Securities on the Exchange Date, provided that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the spun-off Marketable Securities, and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event, which number shall be adjusted as provided in Section 6.1 if a Dilution Adjustment occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
(d) If a Spin-Off Distribution occurs and thereafter any transaction with respect to the issuer of the spun-off Marketable Securities that would have been a Reorganization Event if it had occurred with respect to the Company occurs, then (i) all references to the Common Stock and the Company in the definitions of “Reorganization Event” and “Transaction Value” will be deemed to refer to the spun-off Marketable Securities and their issuer, respectively, and (ii) the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the product of (x) the Transaction Value of the applicable Reorganization Event per share of such Marketable Securities and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event and (B) the Average Market Price of a share of the Common Stock on the Exchange Date; provided, that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the shares of Common Stock. If any event that requires an adjustment pursuant to Section 6.1 hereof occurs with respect to the Common Stock or the Company between the time of the Reorganization Event and the Exchange Date, the amount described in clause (A) that Seller is required to deliver per share of the Common Stock will be adjusted by dividing that amount by the applicable Dilution Adjustment made to the Common Stock.
(e) If a Spin-Off Distribution occurs during a Calculation Period used to calculate the Average Market Price or the Then-Current Market Price, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the Trading Days preceding the effective date of the Spin-Off Distribution shall be appropriately adjusted to reflect the occurrence of that event.

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Section 6.4 Adjustments with Respect to Marketable Securities. If any event that requires an adjustment pursuant to Section 6.1 occurs with respect to the Common Stock or the Company between the time of the Spin-Off Distribution and the Exchange Date, the number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in Section 6.3(a), will be adjusted by dividing that number by the applicable Dilution Adjustment made to the Common Stock. Adjustment for such subsequent events shall be as nearly equivalent as practicable to the adjustments provided for in Article VI hereof.
ARTICLE VII
ACCELERATION UPON AN EVENT OF
DEFAULT; TRANSFER AGENT INSTRUCTIONS
Section 7.1 Events of Default. If one or more of the following events (each an “Event of Default”) shall occur:
(a) Seller (including, for the avoidance of doubt, Grantor) shall commence a voluntary case or other proceeding seeking a liquidation, reorganization or other relief with respect to such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such person, or shall make a general assignment for the benefit of creditors, or shall take any action to authorize any of the foregoing; or
(b) an involuntary case or other proceeding shall be commenced against Seller (including, for the avoidance of doubt, Grantor) seeking liquidation, reorganization or other relief with respect to such person or such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against such person under the federal bankruptcy laws as now or hereafter in effect; or
(c) a Collateral Event of Default within the meaning of the Collateral Agreement shall occur;
then, upon the occurrence of any such event, Seller’s obligations under this Agreement will automatically be accelerated and Seller shall become obligated to deliver the Maximum Deliverable Number of shares of Common Stock (or, after a Reorganization Event or Spin-Off Distribution, the Marketable Securities or cash or other assets or a combination of Marketable Securities or cash or other assets deliverable instead of or in addition to those shares of Common Stock), or any U.S. Government Securities or other property then pledged as collateral under the Collateral Agreement for Seller’s obligations. Purchaser and Seller agree that such amount is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and Purchaser will not be entitled to recover additional damages as a consequence of any loss resulting from an Event of Default.

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Section 7.2 Transfer Agent Instructions. Seller agrees to provide the transfer agent for the Common Stock or any Marketable Securities with irrevocable standing instructions to pay over directly to the Collateral Agent for the benefit of Purchaser all cash or other property received in respect of distributions or dividends on the Common Stock or Marketable Securities or in connection with a Reorganization Event. Purchaser agrees to irrevocably instruct the Collateral Agent, and to cause the Collateral Agent, to promptly pay over to Seller any dividends, interest, principal or other payments received by the Collateral Agent on any collateral pledged by Seller, including any substitute collateral, unless Seller is in default on its obligations under the Collateral Agreement (including Seller’s obligation to pledge additional shares of Common Stock when required under the Collateral Agreement), or unless the payment of that amount to Seller would cause the collateral to become insufficient under the Collateral Agreement. Seller will have the right to vote any pledged shares of Common Stock or Marketable Securities for so long as those shares are owned by it and pledged under the Collateral Agreement, unless an event of default occurs under this Agreement or the Collateral Agreement.
ARTICLE VIII
MISCELLANEOUS
Section 8.1 Adjustments of Exchange Rate; Selection of Independent Investment Banking Firm. Purchaser shall be responsible for the effectuation and calculation of any adjustment pursuant to Article VI hereof and shall furnish Seller notice of any such adjustment and shall provide Seller reasonable opportunity to review the calculations pertaining to any such adjustment. If, pursuant to the terms and conditions of this Agreement, the Administrator shall be required to retain a nationally recognized independent investment banking firm for any purpose provided in this Agreement, such nationally recognized independent investment banking firm shall be selected and retained by the Administrator only after consultation with Seller.
Section 8.2 No Assumption of Liability. By executing this Agreement, none of the Trustees assumes any personal liability under this Agreement. The Trust Agreement was executed or made by or on behalf of the Trust by the Trustees as trustees and not individually and the obligations of this Agreement are not binding upon any of them or the holders of the Securities individually but are binding only upon the assets and property of the Trust.
Section 8.3 Notices.
(a) All notices and other communications provided for in this Agreement, unless otherwise specified, shall be in writing and shall be given at the addresses set forth in the following sentence or at such other addresses as may be designated by notice duly given in accordance with this Section 8.3 to each other party to this Agreement. Until such notice is given, (i) notices to Purchaser shall be directed to it in care of the Administrator, U.S. Bank National Association, Corporate Trust Services, Attention: 2010 Swift Mandatory Common Exchange Security Trust, 101 N. 1st Avenue, Suite 1600, Phoenix, Arizona 85003, Telephone No.: (602) 257-5430, Facsimile No.: (602) 257-5433, with a copy to Scott R. Saks, Paul, Hastings, Janofsky & Walker

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LLP, 75 East 55th Street, New York, New York 10022, Facsimile No.: (212) 230-7760; and (ii) notices to Seller shall be directed to it at the Hollie Moyes Trust Dated 4/27/07 at P.O. Box 1397, Tolleson, AZ 85353, Attention: Elly Penrod, with a copy to Earl Scudder, Scudder Law Firm, P.C., L.L.O., 411 South 13th St., 2nd Floor, Lincoln, Nebraska 68508, with a copy to Heather A. Carmody, Barnes & Thornburg LLP, One North Wacker Drive, Suite 4400, Chicago, IL 60606-2809.
(b) Each notice given pursuant to Section 8.3(a) shall be effective (i) if sent by certified mail (return receipt requested), 72 hours after being deposited in the United States mail, postage prepaid; (ii) if given by telex or telecopier, when such telex or telecopied notice is transmitted (with electronic confirmation of transmission or verbal confirmation of receipt); or (iii) if given by any other means, when delivered at the address specified in this Section 8.3.
Section 8.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
Section 8.5 Severability. To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.
Section 8.6 Entire Agreement. Except as expressly set forth in this Agreement, this Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement.
Section 8.7 Amendments; Waivers. Any provision of this Agreement may be amended or waived (either generally or in a particular instance and either retrospectively or prospectively) if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto or, in the case of a waiver, by the party against whom the waiver is to be effective. Purchaser agrees that it will not, without Seller’s written consent, agree to amend or waive any provision of the Trust Agreement in any manner that materially and adversely affects the rights or obligations of Seller hereunder. No failure or delay by either party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 8.8 Non-Assignability. This Agreement and the rights and obligations of the parties under this Agreement may not be assigned or delegated by either party without the prior written consent of the other party, and any purported assignment without such consent shall be void.

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Section 8.9 No Third Party Rights; Successors and Assigns. This Agreement is not intended and shall not be construed to create any rights in any person other than the parties hereto and their respective successors and assigns and no person shall assert any rights as third party beneficiary under this Agreement. Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and be enforceable by, and inure to the benefit of, their respective successors and assigns whether so expressed or not and shall be enforceable by and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 8.10 Counterparts. This Agreement may be executed, acknowledged and delivered in any number of counterparts, each of which shall be an original, but all of which shall constitute a single agreement, with the same effect as if the signatures on each such counterpart were upon the same instrument. A copy of a counterpart sent by facsimile machine or other electronic means must be treated as an original counterpart, is sufficient evidence of the execution of the original and may be produced in evidence for all purposes in place of the original.
Section 8.11 Grantors. Grantor hereby makes all representations and warranties and agrees to perform all the covenants and other obligations of Seller under this Agreement as if he were “Seller” hereunder, and every reference to “Seller” shall be deemed to include Grantor, including without limitation those references in Section 7.1(a) and (b) hereof. All the covenants and agreements contained in this Agreement by or on behalf of Grantor shall bind and be enforceable by, and inure to the benefit of, its successors and assigns whether so expressed or not, including without limitation, the estate of Grantor, and the executor, administrator or personal representative of such Grantor, as well as such Grantor’s heirs, assigns, beneficiaries, transferees and distributees, or any receiver or trustee in bankruptcy or representative of such Grantor’s creditors, and shall be enforceable by and inure to the benefit of Grantor and its successors and assigns. In addition, within three months of the appointment of a personal representative of the estate of any deceased Grantor, such personal representative shall enter into an agreement assuming all of the obligations of this Agreement and agreeing not to challenge this Agreement, and failure to do so shall be an Event of Default hereunder. Grantor covenants and agrees that he or she will not revoke Seller while this Agreement is outstanding.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the first date set forth above.

SELLER: HOLLIE MOYES TRUST dated April 27, 2007
By:	/s/ Michael J. Moyes
Michael J. Moyes, Trustee

Hollie Moyes
/s/ Hollie Moyes

[Signature Page to the Forward Purchase Agreement]

PURCHASER: 2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST
By:	/s/ Donald J. Puglisi
Donald J. Puglisi, as Trustee

By:	/s/ William R. Latham
William R. Latham, as Trustee

By:	/s/ James B. O’Neill
James B. O’Neill, as Trustee

[Signature Page to the Forward Purchase Agreement]

EXECUTION VERSION
FORWARD PURCHASE AGREEMENT
Between
The Lyndee Moyes Nester Trust Dated 4/27/07, as Seller,
Lyndee Moyes Nester,
and
2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST,
as Purchaser
Dated as of December 21, 2010

-i-

(continued)

-ii-

FORWARD PURCHASE AGREEMENT
FORWARD PURCHASE AGREEMENT (this “Agreement”), dated as of December 21, 2010, between the Lyndee Moyes Nester Trust Dated 4/27/07 (“Seller”), Lyndee Moyes Nester (“Grantor”), and the 2010 Swift Mandatory Common Exchange Security Trust, a trust organized under the laws of the State of New York under and by virtue of an Amended and Restated Trust Agreement, dated as of December 15, 2010 (the “Trust Agreement”; such business trust and the trustees thereof acting in their capacity as such being referred to in this Agreement as “Purchaser”).
WITNESSETH:
WHEREAS, Seller as of the date hereof owns shares of Class B Common Stock, par value $0.01 per share (the “Pledged Shares”), of Swift Transportation Company, a Delaware corporation (the “Company”), which shares are convertible into shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), of the Company upon consummation of the transfer to Purchaser of such shares pursuant to the terms and conditions of this Agreement, and Seller will own such Pledged Shares as of the First Time of Delivery (as defined below); and
WHEREAS, Purchaser has prepared an offering memorandum contemplating the offering of up to 26,136,364 $0.66 Trust Issued Mandatory Common Exchange Securities (the “Securities”), the terms of which contemplate delivery by Purchaser to the holders of such Securities of a number of shares of Common Stock (or, in certain circumstances, cash or other property in lieu of such Common Stock) on, or, in certain circumstances, prior to, the Exchange Date referred to below; and
WHEREAS, Seller has agreed, pursuant to the Collateral Agreement, dated as of December 21, 2010 (together with any substitute agreement therefor entered into pursuant to Section 2.2(a) of the Trust Agreement, the “Collateral Agreement”), among Seller, as Pledgor, U.S. Bank National Association, as Collateral Agent (as defined below), and Purchaser to grant to the Collateral Agent, for the benefit of Purchaser, a security interest in the Pledged Shares and, in certain circumstances, certain other collateral to secure the obligations of Seller under this Agreement; and
WHEREAS, Purchaser has agreed, effective as of the First Time of Delivery, pursuant to the Purchase Agreement, dated December 15, 2010 (the “Purchase Agreement”), among Purchaser, Seller, Grantor, the other sellers and grantors party thereto, the Company, Swift Corporation and Morgan Stanley & Co. Incorporated and the other initial purchasers listed in Schedule I thereto (collectively, the “Initial Purchasers”), to issue and sell to the Initial Purchasers an aggregate of 27,727,273 Securities (the “Firm Securities”) and, at the Initial Purchasers’ option as provided therein, up to 3,409,091 additional Securities (such additional Securities as the Initial Purchaser shall actually purchase pursuant to the Purchase Agreement, the “Optional Securities”);
NOW, THEREFORE, the parties to this Agreement, intending to be bound, agree as follows:

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ARTICLE I
DEFINITIONS; INTERPRETATION
Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:
“Accelerated Portion” means, in relation to any Cash Merger, the portion of the Merger Consideration received in exchange for shares of Common Stock (or other Marketable Securities) other than Marketable Securities that has a Value equal to the amount determined by multiplying the Value of the portion of the Merger Consideration received in exchange for such shares of Common Stock (or other Marketable Securities) that consists of assets other than Marketable Securities by a fraction, (i) the numerator of which is the Basic Reorganization Event Amount and (ii) the denominator of which is the Transaction Value.
“Administrator” means U.S. Bank National Association, administrator for Purchaser under the Administration Agreement, or its successor in such capacity, or any other Administrator appointed pursuant to the Trust Agreement and the Administration Agreement.
“Administration Agreement” means the Administration Agreement, dated as of December 21, 2010, between the Administrator and Purchaser.
“Agreement” has the meaning set forth in the Preamble.
“Appreciation Threshold Price” has the meaning specified in Section 2.1(c).
“Average Market Price” per share of Common Stock or Marketable Security on any date means the average Closing Price per share of Common Stock or Marketable Security for the Calculation Period consisting of the 20 Trading Days immediately prior to but not including the third Trading Day prior to such date.
“Basic Reorganization Event Amount” has the meaning specified in Section 6.2(a).
“Business Day” means a day on which the New York Stock Exchange is open for trading and that is not a day on which commercial banks in The City of New York are authorized or obligated by law to close.
“Calculation Period” means any period of Trading Days for which an average security price must be determined pursuant to this Agreement.
“Cash Merger” has the meaning specified in Section 6.2(b).
“Cash Percentage” has the meaning specified in Section 2.3(d).
“Cash Settlement Alternative” has the meaning specified in Section 2.3(d).

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“Closing Price” of a share of Common Stock (or any other Marketable Security or common equity) on any Trading Day means (i) the last reported sale price per share (or, if no last sale price is reported, the average of the bid and ask prices per share or, if more than one in either case, the average of the average bid and the average ask prices per share) on such day reported by the New York Stock Exchange, or, if the Common Stock (or such other security) is not listed on the New York Stock Exchange, as reported by the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed, (ii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange, the last quoted bid price on that day for the Common Stock (or such other security) in the over-the-counter market as reported by Pink OTC Markets Inc. or a similar organization or (iii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or so quoted by Pink OTC Markets Inc. or a similar organization, the market price of the Common Stock (or such other security) on that day as determined by a nationally recognized independent investment banking firm retained by the Administrator for this purpose, whose determination shall be conclusive; provided, that if any event that results in an adjustment to the number of shares of Common Stock or Marketable Securities deliverable under this Agreement pursuant to Article VI occurs during any Calculation Period, the Closing Price as determined pursuant to the foregoing for each Trading Day in the Calculation Period occurring prior to the date on which such adjustment is effected will be appropriately adjusted to reflect the occurrence of such event.
“Collateral Agent” means U.S. Bank National Association, in its capacity as Collateral Agent under the Collateral Agreement, or its successor in such capacity, or any other Collateral Agent appointed pursuant to the Trust Agreement and the Collateral Agreement.
“Collateral Agreement” has the meaning specified in the recitals to this Agreement.
“common equity” means any security of any class of capital stock (whether voting or non-voting) that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer of such capital stock and that is not subject to redemption by the issuer of such capital stock.
“Common Stock” has the meaning specified in the recitals to this Agreement.
“Company” has the meaning specified in the recitals to this Agreement.
“Company Successor” has the meaning specified in Section 6.2(a).
“Contract Shares” has the meaning specified in Section 2.1(b), as adjusted pursuant to Section 2.3(e).
“Custodian” means U.S. Bank National Association, as custodian for Purchaser under the Custodian Agreement, or its successor in such capacity, or any other Custodian appointed pursuant to the Trust Agreement and the Custodian Agreement.
“Custodian Agreement” means the Custodian Agreement, dated as of December 21, 2010, between the Custodian and Purchaser.

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“Dilution Adjustment” means any fraction or number by which the Exchange Rate shall be multiplied pursuant to Section 6.1(a), (b), (c), (d) or (e).
“Event of Default” has the meaning specified in Section 7.1.
“Exchange Date” means December 31, 2013, provided that if the number of shares of Common Stock or other Marketable Securities, as applicable, deliverable to the Purchaser on that date would exceed 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable, such excess portion will be delivered on successive Business Days (with no delivery on any Business Day of a number of shares of Common Stock or other Marketable Securities, as applicable, in excess of 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable) until such entire excess portion has been delivered. Each reference in this Agreement to the Exchange Date shall be deemed a reference to December 31, 2013 (or any date to which the Exchange Date is accelerated) and each such other Business Day.
“Exchange Rate” has the meaning specified in Section 2.16.1(c).
“Expiration Time” has the meaning specified in Section 6.1(e).
“Firm Purchase Price” has the meaning specified in Section 2.2(a).
“Firm Securities” has the meaning specified in the recitals to this Agreement.
“Firm Share Base Amount” means 690,291 shares of Common Stock.
“Firm Shares” has the meaning specified in Section 2.1(a).
“First Time of Delivery” has the meaning specified in Section 2.3(a).
“Full Share Number” has the meaning in Section 2.3(d).
“Grantor” has the meaning specified in the preamble to this Agreement.
“Initial Price” has the meaning specified in Section 2.1(c).
“Initial Purchasers” has the meaning specified in the recitals to this Agreement.
“Initial Treasury Securities” means the U.S. Government Securities purchased by Purchaser pursuant to Section 2.3(b)(i) of the Trust Agreement for settlement at the First Time of Delivery.
“Liens” means any lien, mortgage, security interest, pledge, charge, encumbrance or adverse claim of any kind.
“Market Disruption Event” means the occurrence or existence on any scheduled trading day for the Common Stock (or any other applicable security) of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the Common Stock (or such other security, including Marketable Securities) or in any options, contracts or futures contracts relating to the Common Stock (or such other security, including Marketable Securities), and such suspension or limitation occurs or exists at any time within 30 minutes prior to the closing time of the relevant stock exchange on such day.

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“Marketable Securities” means any common equity securities (whether voting or non-voting) listed on a U.S. national or regional securities exchange.
“Maximum Deliverable Number” has the meaning specified in the Collateral Agreement.
“Merger Consideration” has the meaning specified in Section 6.2(a).
“Optional Securities” has the meaning specified in the recitals to this Agreement.
“Purchase Agreement” has the meaning specified in the recitals to this Agreement.
“Purchaser” has the meaning specified in the preamble to this Agreement.
“Reorganization Event” has the meaning specified in Section 6.2(a).
“Securities” has the meaning specified in the recitals to this Agreement.
“Seller” has the meaning specified in the preamble to this Agreement.
“Spin-Off Distribution” means a distribution by the Company of Marketable Securities issued by an issuer other than the Company to all or substantially all holders of Common Stock.
“Tender Offer Valuation Period” has the meaning specified in Section 6.1(e).
“Then-Current Market Price” of the Common Stock means the average Closing Price per share of Common Stock for the applicable Calculation Period.
“Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) (x) the New York Stock Exchange is open for trading, or, if the Common Stock (or any other applicable security) is not listed on the New York Stock Exchange, the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed is open for trading, (y) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange but is quoted on the over-the-counter market by Pink OTC Markets Inc. or a similar organization, Pink OTC Markets Inc. or such similar organization, as applicable, is open for quoting or (z) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or quoted by Pink OTC Markets Inc. or a similar organization, such day is a Business Day. A “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system or, if applicable, regular quoting on the relevant quotation system.

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“Transaction Value” means the sum of: (i) for any cash received in the Reorganization Event, the amount of the cash received per share of Common Stock; (ii) for any property other than cash or Marketable Securities received in the Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of the property received per share of Common Stock (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) for any Marketable Securities received in the Reorganization Event, an amount equal to the Average Market Price of those Marketable Securities on the Exchange Date multiplied by the number of those Marketable Securities received per share of Common Stock; provided, at when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the Marketable Securities received in the Reorganization Event. The number of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) will be adjusted if a dilution event of the type described in Article VI hereof occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
“Transfer Restrictions” has the meaning specified in the Collateral Agreement.
“Transferred Securities” has the meaning specified in Section 2.3(e).
“Trust Agreement” has the meaning specified in the preamble to this Agreement.
“Trustees” has the meaning specified in the Trust Agreement.
“U.S. Government Securities” means direct obligations of the United States of America.
“Value” means, (i) in respect of cash, the amount of such cash; (ii) in respect of any property other than cash or Marketable Securities, an amount equal to the market value on the date the Reorganization Event is consummated (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) in respect of any Marketable Security, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the date the Reorganization Event is consummated.
Section 1.2 Interpretation.
(a) When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference is to Articles or Sections of, or Exhibits or Schedules to, this Agreement unless otherwise indicated.
(b) The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.
(c) Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

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(d) Any reference to any statute, regulation or agreement is a reference to such statute, regulation or agreement as supplemented or amended from time to time.
ARTICLE II
SALE AND PURCHASE
Section 2.1 Sale and Purchase.
(a) Firm Shares. Upon the terms and subject to the conditions of this Agreement, and subject to Seller’s cash settlement alternative as provided in Section 2.3(d), Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the number of shares of Common Stock (the “Firm Shares”) equal to the product of the Firm Share Base Amount and the Exchange Rate.
(b) [Reserved]
(c) Exchange Rate. The “Exchange Rate” on any date shall be the rate determined in accordance with the following formula, subject to adjustment as a result of certain events as provided in Article VI:
(i) if the Average Market Price is less than $13.48 (the “Appreciation Threshold Price”) but equal to or greater than $11.00 (the “Initial Price”), the Exchange Rate will be the number of shares of Common Stock (rounded upward or downward to the nearest 1/10/000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th) having a value (as determined at the Average Market Price) equal to the Initial Price;
(ii) if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8163 of a share of Common Stock; or
(iii) if the Average Market Price is less than the Initial Price, the Exchange Rate will be 1.000 share of Common Stock.
If the Exchange Date is more than one day as described in the definition thereof, there nonetheless will be only one Calculation Period, ending on the third Trading Day prior to the first such day.
Section 2.2 Purchase Price.
(a) Firm Purchase Price. The purchase price for the Firm Shares (the “Firm Purchase Price”) shall be an amount equal to the difference between (i) the aggregate proceeds to Purchaser from the sale of the Firm Securities and (ii) the aggregate cost to Purchaser, as notified by Purchaser to Seller at the First Time of Delivery, of the Initial Treasury Securities.
(b) [Reserved]

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Section 2.3 Payment for and Delivery of Contract Stock.
(a) First Time of Delivery. Upon the terms and subject to the conditions of this Agreement, Purchaser shall deliver to Seller the Firm Purchase Price on December 21, 2010 (the “First Time of Delivery”), at the offices of Simpson Thatcher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by Purchaser and Seller, paid by wire transfer to an account designated by Seller, in Federal (immediately available) funds. The Firm Shares are also referred to in this Agreement as the “Contract Shares”.
(b) [Reserved]
(c) Sale and Delivery of Contract Shares. Seller agrees to deliver, except as otherwise provided in this Agreement, the Contract Shares to Purchaser on the Exchange Date, which Contract Shares shall be free and clear of any Liens and Transfer Restrictions. Unless Seller elects the Cash Settlement Alternative as provided in Section 2.3(d), delivery shall be effected by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement, in an amount equal to the number of Contract Shares, rounded down to the nearest whole number. Alternatively, in accordance with Section 5.2 of the Collateral Agreement, Seller may elect to deliver shares of Common Stock in an amount equal to the number of Contract Shares, rounded down to the nearest whole number, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date. Seller agrees to make a cash payment in respect of any fractional shares included in the Contract Shares at the Exchange Date, in an amount equal to the value of such fractional shares at the Average Market Price. In addition, if the difference between (A) the aggregate proceeds of any sale (net of any brokerage or related expenses) of any Common Stock or Marketable Securities sold by Purchaser pursuant to Section 2.4(f)(ii) of the Trust Agreement and (B) the product of the number of shares of Common Stock or Marketable Securities so sold and the Average Market Price, is negative, Seller shall pay such difference to Purchaser. If such difference is positive, Purchaser shall pay the difference to Seller. Notwithstanding the foregoing, if a Reorganization Event shall have occurred prior to the Exchange Date then, in lieu of the foregoing, delivery shall be effected as follows: (i) in the case of any cash required to be delivered on the Exchange Date as provided in Section 6.2, by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds; (ii) in the case of any Marketable Securities elected by Seller to be delivered in lieu of cash, as provided in Section 6.2, by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of the applicable number of Marketable Securities then held as collateral under the Collateral Agreement, as provided in Section 5.7 of the Collateral Agreement; and (iii) in the case of any cash included in the Accelerated Portion as provided in Section 6.2(b), by wire transfer as provided in clause (i) above or in the case of any non-cash assets included in such Accelerated Portion, by delivery by the Collateral Agent of such assets to the Custodian, for the account of Purchaser. Alternatively, Seller may elect to deliver shares of Marketable Securities in lieu of cash, as provided in Section 6.2, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Marketable Securities then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date.

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(d) Cash Settlement Alternative. At its option, Seller may deliver to Purchaser on the Exchange Date, in lieu of the Contract Shares, in whole or in part, an amount per share of Common Stock it chooses to settle in cash (the “Cash Settlement Alternative”) equal to the Average Market Price of Common Stock on the Exchange Date, paid by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds. If the Seller elects the Cash Settlement Alternative, it may do so by delivering notice to Purchaser, the Collateral Agent and the Custodian not less than 60 days nor more than 90 days preceding the Exchange Date then in effect, which notice shall state the portion to be settled in cash as a fixed percentage between 0% and 100%. If Seller elects the Cash Settlement Alternative, Purchaser shall provide notice of such election to the holders of the Securities not less than 45 days nor more than 90 days prior to the Exchange Date as then in effect.
(e) Satisfaction of Obligations; Agreement not to Resell. Notwithstanding any other provision of this Agreement, if on or prior to the Exchange Date, Seller transfers Securities to Purchaser, free and clear of any Liens and Transfer Restrictions, for cancellation (any Securities so transferred being referred to in this Agreement as the “Transferred Securities”) then the number of Contract Shares, or the cash in lieu thereof in the event the Cash Settlement Alternative is elected, deliverable by Seller pursuant to this Agreement shall be reduced by a number equal to the product of (i) the number of Contract Shares before giving effect to any such transfers and (ii) a fraction, the numerator of which is the number of Transferred Securities and the denominator of which is the number of Securities outstanding immediately prior to such transfer (rounded down to the nearest whole share). The Seller will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act of 1933, as amended) to resell any of the Securities that have been acquired by any of them.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.1 Representations and Warranties of Seller. Seller represents and warrants to Purchaser that each representation and warranty made by Seller pursuant to Section 1(b) of the Purchase Agreement is true and correct on the date of this Agreement.
Section 3.2 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that each representation and warranty made by Purchaser pursuant to Section 1(a) of the Purchase Agreement is true and correct on the date of this Agreement.

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ARTICLE IV
CONDITIONS TO PURCHASER’S OBLIGATIONS
Section 4.1 Condition to Delivery of Firm Purchase Price. The obligation of Purchaser to deliver the Firm Purchase Price at the First Time of Delivery is subject to the condition that the purchase by the Initial Purchasers of the Firm Securities pursuant to the Purchase Agreement shall have been consummated as contemplated under the Purchase Agreement and that Seller shall have delivered to Purchaser the forms set forth in Section 5.1(a)(ii) below.
Section 4.2 [Reserved]
ARTICLE V
COVENANTS
Section 5.1 Covenants of Seller and Purchaser.
(a) Taxes.
(i) Seller shall pay any and all documentary, stamp, transfer or similar taxes and charges that may be payable in respect of the execution of this Agreement and the transfer and delivery of the Contract Shares (or any cash or Marketable Securities or other property in lieu of the Contract Shares) and the sale by Purchaser of any assets pursuant to this Agreement. Purchaser may withhold from any payment under this Agreement any tax required by law, and Seller may withhold from any payment under this Agreement to the extent such withholding is the result of Purchaser failing to provide the Seller with an IRS Form W-9 setting forth an exemption from withholding, provided the Purchaser is eligible under law to deliver such IRS Form W-9 to the Seller.
(ii) As of the First Time of Delivery and the Exchange Date, to the extent legally applicable, the Company shall deliver to Purchaser an affidavit issued and duly certified by the Company pursuant to Treasury regulation sections 1.1445-2(c)(3) and 1.897-2(h) that the Company is not a U.S. real property holding corporation (“USRPHC”) and has not been a USRPHC at any time during the five-year period ending on the applicable date, or any substitute form the Company can legally provide and reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (“Non-USRPHC Certificate”). In the event, that the Company is unable to provide a Non-USRPHC Certificate under applicable law, the Sellers may elect to deliver to Purchaser a non-foreign person affidavit duly certifying that Seller is not a foreign person in the form that satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended, and is reasonably acceptable to the Purchaser and any other duly executed form reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (a “FIRPTA Certificate”). Seller shall immediately notify Purchaser when the Non-USRPHC Certificate or the Non-Foreign Person Affidavit is no longer accurate.

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(b) Forward Contract. Each of Seller and Purchaser hereby agrees that, unless otherwise required by law: (i) it will not treat this Agreement, any portion of this Agreement, or any obligation under this Agreement as giving rise to any interest expense or income or other inclusions or expense of ordinary income; (ii) it will not treat the delivery of any portion of the Contract Shares, cash, Marketable Securities or other property to be delivered pursuant to this Agreement as the payment of interest or ordinary income; (iii) it will treat this Agreement in its entirety as a forward contract for the delivery of such Contract Shares, cash, Marketable Securities or other property; and (iv) it will not take any action (including filing any tax return or form or taking any position in any tax proceeding, other than in connection with good faith negotiations in settlement of a tax proceeding) that is inconsistent with the treatment provided for in clauses (i) through (iii) of this Section 5.1(b). Seller and Purchaser may also take any action or position required by law provided that Seller or Purchaser, as the case may be, provides an opinion of counsel, nationally recognized as expert in Federal tax matters, to the effect that such action or position is required by a statutory change, Treasury regulation, or applicable court decision published after the date of this Agreement.
(c) Limitations on Trading During Certain Days. Seller hereby agrees that it will not buy Common Stock or securities exchangeable for or convertible into Common Stock for its own account during the 60 days prior to the Exchange Date; provided, however, during such period, Seller may purchase Common Stock in a private transaction for its own account from the account of Jerry Moyes, Jerry and Vickie Moyes as joint owners, the Jerry and Vickie Moyes Family Trust Dated 12/11/87, the Todd Moyes Trust Dated 4/27/07, the Hollie Moyes Trust Dated 4/27/07, the Chris Moyes Trust Dated 4/27/07, the Marti Lyn Moyes Trust Dated 4/27/07 and the Michael J. Moyes Trust Dated 4/27/07 or any of their affiliates.
(d) Notices. Seller will cause to be delivered to Purchaser:
(i) Immediately upon the occurrence of any Event of Default, or upon Seller’s obtaining knowledge that any of the conditions or events described in Section 7.1(a) or (b) hereof shall have occurred with respect to the Company, notice of such occurrence; and
(ii) If at any time prior to the Exchange Date, Seller receives notice, or otherwise obtains knowledge, that any event requiring an adjustment to be effected pursuant to Article VI hereof shall have occurred or be pending, then Seller shall promptly cause to be delivered to Purchaser a notice identifying such event and stating, if known to Seller, the date on which such event occurred or is to occur and, if applicable, the record date relating to such event. Seller shall cause further notices to be delivered to Purchaser if Seller shall subsequently receive notice, or otherwise obtain knowledge, of any further or revised information regarding the terms or timing of such event or any record date relating to such event.

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(e) Margin Stock. Seller hereby agrees that it will not use the proceeds from this Agreement to purchase or carry any margin stock.
Section 5.2 Further Assurances. From time to time on and after the date of this Agreement through the Exchange Date, each of the parties to this Agreement shall use its commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement, including (i) using commercially reasonable efforts to remove any legal impediment to the consummation of such transactions and (ii) the execution and delivery of all such deeds, agreements, assignments and further instruments of transfer and conveyance reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement.
ARTICLE VI
ADJUSTMENTS TO EXCHANGE RATE, APPRECIATION
THRESHOLD PRICE AND INITIAL PRICE; REORGANIZATION EVENTS
Section 6.1 Dilution Adjustments. The Exchange Rate, Appreciation Threshold Price and Initial Price shall be subject to adjustment from time to time as follows:
(a) Stock Dividends, Splits, Etc. If the Company shall, after the date of this Agreement,
(i) pay a stock dividend or make a distribution with respect to the Common Stock in shares of Common Stock;
(ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares of Common Stock; or
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;
then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to the fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately after the effective time of the adjustment relating to such event (giving effect to, and solely as a result of, such event as of such effective time), and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the effective time of the adjustment relating to such event. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(b) Right or Warrant Issuances. If the Company shall, after the date of this Agreement, issue, or declare a record date in respect of an issuance of, rights or warrants to all or substantially all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Current Market Price of the Common Stock (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest) for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to those rights or warrants, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock that the aggregate proceeds from the exercise of such rights or warrants would purchase at the Then-Current Market Price of the Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, which shall be determined by multiplying the total number of shares so offered for subscription or purchase by the exercise price of such rights or warrants and dividing the product so obtained by such Then-Current Market Price. For purposes of this Section 6.1(b), in determining whether any rights or warrants entitle the holders to subscribe for or purchase, or exercise a conversion right for, Common Stock at less than the applicable Then-Current Market Price, and in determining the aggregate exercise or conversion price payable for such Common Stock, there shall be taken into account any consideration the Company receives for such rights or warrants and any amount payable on exercise or conversion thereof, with the value of such consideration, if other than cash, to be determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(c) Distributions of Other Assets. If the Company shall, after the date of this Agreement, declare or pay a dividend or make a distribution to all or substantially all holders of Common Stock, in either case, consisting of evidences of its indebtedness or other non-cash assets (excluding (A) any stock dividends or distributions in shares of Common Stock referred to in Section 6.1(a) and (B) any Spin-Off Distributions) or shall issue to all or substantially all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in Section 6.1(b)), then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such distribution (“T”), and (ii) the denominator of which shall be T, less the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) as of the time the adjustment is effected of the portion of those evidences of indebtedness, non-cash assets or rights or warrants applicable to one share of Common Stock (“V”). If V is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(c), such distribution shall be deemed to be a liquidation of the Company subject to Section 6.2 where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(d) Cash Dividends. If the Company shall, after the date of this Agreement, declare a record date in respect of a distribution of cash, other than any cash distributed in consideration of fractional shares of Common Stock and any cash distributed in a Reorganization Event, by dividend or otherwise, to all or substantially all holders of Common Stock, then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such dividend or distribution (“T”), and (ii) the denominator of which shall be T, less the amount in cash per share that the Company distributes to holders of Common Stock (“C”). If C is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(d), such dividend or distribution shall be deemed to be a liquidation of the Company subject to Section 6.2, where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such dividend or distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(e) Tender or Exchange Offers. If the Company or any of its subsidiaries shall, after the date of this Agreement, make a payment in respect of a tender or exchange offer for the Common Stock (other than a tender offer solely to holders of fewer than 100 shares of Common Stock), and the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), of any other consideration included in the payment per share of Common Stock exceeds the Then-Current Market Price for the five consecutive Trading Day period commencing on the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (such period, the “Tender Offer Valuation Period”), then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the sum of (A) the aggregate cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), on the expiration date, of the other consideration paid or payable for shares accepted for purchase or exchange in such tender or exchange offer, plus (B) the product of (x) the Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period, multiplied by (y) the number of shares of Common Stock outstanding immediately after the time (the “Expiration Time”) such tender or exchange offer expires (after giving effect to such tender offer or exchange offer), and (ii) the denominator of which shall be such Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period multiplied by the number of shares of Common Stock outstanding immediately prior to the Expiration Time (prior to giving effect to such tender offer or exchange offer). If the application of the foregoing formula would result in a decrease in the Exchange Rate, no adjustment to the Exchange Rate will be made.

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The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(f) Corresponding Adjustments to Initial Price, Appreciation Threshold Price and Closing Price.
(i) If any adjustment is made to the Exchange Rate pursuant to Section 6.1 (a), (b), (c), (d) or (e), the Appreciation Threshold Price and the Initial Price shall also be adjusted by dividing each of the Appreciation Threshold Price and the Initial Price by the applicable Dilution Adjustment.
(ii) If, during any Calculation Period used in calculating the Average Market Price or the Then-Current Market Price, an adjustment to the Exchange Rate becomes effective pursuant to this Section 6.1, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the trading days preceding the effective date of the adjustment in the Exchange Rate shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price.
(g) Timing of Dilution Adjustments. Each Dilution Adjustment shall be effected:
(i) in the case of any adjustment made pursuant to Section 6.1(a), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such dividend or distribution or the effective date of such subdivision, split or combination, as applicable;
(ii) in the case of any adjustment made pursuant to Section 6.1(b), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of holders of Common Stock entitled to receive such rights or warrants;
(iii) in the case of any adjustment made pursuant to Section 6.1(c), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such distribution;
(iv) in the case of any adjustment made pursuant to Section 6.1(d), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution; and
(v) in the case of any adjustment made pursuant to Section 6.1(e), immediately after 5:00 p.m., New York City time, on the final Trading Day of the Tender Offer Valuation Period; provided, that if the Exchange Date occurs within the five consecutive Trading Days next succeeding the expiration date, references with respect to “five consecutive Trading Day period” in Section 6.1(e) shall be deemed replaced with such lesser number of Trading Days as have elapsed between the expiration date and the Exchange Date in determining the applicable Exchange Rate.

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(h) General; Failure of Dilution Event to Occur. All Dilution Adjustments shall be rounded upward or downward to the nearest 1/10,000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th. No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent in the Exchange Rate; provided, however, that any adjustments that by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If any dividend or distribution of the type described in Section 6.1(a) is declared but not so paid or made, or the outstanding shares of Common Stock are not subdivided, split or combined, as the case may be, the Exchange Rate shall be immediately readjusted, effective as of the date the board of directors of the Company determines not to pay such dividend or distribution or to effect such subdivision, split or combination, to the Exchange Rate that would then be in effect if such subdivision, dividend, distribution, share split or share combination had not been declared or announced. If any rights or warrants described in Section 6.1(b) are not so issued, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to issue such rights or warrants, to the Exchange Rate that would then be in effect if such issuance had not been declared. If any rights or warrants described in Section 6.1(b) are not exercised or converted prior to the expiration of the exercisability or convertibility thereof, the Exchange Rate shall be readjusted to the Exchange Rate that would then be in effect if the adjustments made upon the issuance of such right or warrant had been made on the basis of the delivery of only the number of shares of the Common Stock actually delivered. If any dividend or distribution described in Section 6.1(c) or Section 6.1(d) is declared but not so paid or made, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to pay such dividend or distribution, to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared. If the Company or one of its subsidiaries is obligated to purchase shares of Common Stock pursuant to any tender or exchange offer described in Section 6.1(e), but the Company or such subsidiary is permanently prevented by applicable law from effecting any such purchase, or all such purchases are rescinded, then the Exchange Rate shall be readjusted to be the Exchange Rate that would then be in effect if such tender or exchange offer had not been made. If a Reorganization Event shall occur after the occurrence of one or more events requiring an adjustment pursuant to this Section 6.1, the Dilution Adjustments previously applied to the Exchange Rate in respect of such events shall not be rescinded but shall be applied to the new Exchange Rate provided for under Section 6.2.
(i) To the extent that the Company has a rights plan in effect prior to the Exchange Date and the rights have separated from the Common Stock, the Exchange Rate will be adjusted at the time of separation as if the Company had distributed to all holders of Common Stock rights to purchase any of its securities as described in Section 6.1(c) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

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Section 6.2 Adjustment for Consolidation, Merger or Other Reorganization Event.
(a) In the event of (i) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company or any such issuer (a “Company Successor”) with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which none of the Common Stock outstanding immediately before the merger or consolidation is exchanged for cash, securities or other property of the Company or another person), (ii) any sale, transfer, lease or conveyance to another corporation of all or substantially all of the property of the Company or any Company Successor, (iii)(x) any statutory exchange of securities of the Company or any Company Successor with another corporation or (y) any sale of all or substantially all of the outstanding equity securities of the Company or any Company Successor, including pursuant to any plan of arrangement or similar scheme with the Company’s stockholders under any applicable law, rule or regulation or order of any court or governmental authority (in the case of each of the preceding clauses (x) and (y), other than in connection with a consolidation or merger referred to in clause (i) immediately above), or (iv) any liquidation, dissolution or winding up of the Company or any Company Successor, in each case where all or substantially all of the shares of Common Stock are converted into or exchanged for cash, securities or other property of the Company or another person (any such event described in clause (i), (ii), (iii) or (iv), a “Reorganization Event”), Seller shall deliver to the Purchaser on the Exchange Date, in lieu of each share of Common Stock (or other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) subject to this Agreement, cash in an amount (the “Basic Reorganization Event Amount”) equal to (i) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (ii) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (iii) if the Transaction Value is less than the Initial Price, the Transaction Value. Notwithstanding the foregoing, if the consideration (the “Merger Consideration”) received by the holders of the Common Stock in the Reorganization Event (or the holders of other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) includes any Marketable Securities, Seller may, at its option, deliver those Marketable Securities on the Exchange Date (in lieu of delivering an amount of cash equal to the Average Market Price of those Marketable Securities on the Exchange Date).
(b) Notwithstanding Section 6.2(a), if at least 30% of the Value of the Merger Consideration consists of cash or property other than Marketable Securities (a “Cash Merger”), then Seller shall be required to deliver to the Purchaser, in lieu of the shares of Common Stock (or other Marketable Securities) that are deliverable under this Agreement, (i) within five Business Days after Seller receives the Merger Consideration, the Accelerated Portion; provided, that instead of delivering any non-cash consideration (other than Marketable Securities), Seller may, at its option, deliver cash in an amount equal to the Value of those assets; and (ii) on the Exchange Date, in lieu of each share of Common Stock that is deliverable under this Agreement (and the shares of other Marketable Securities that are deliverable per share of Common Stock under this

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Agreement following a Spin-Off Distribution), cash in an amount equal to (1) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (2) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (3) if the Transaction Value is less than the Initial Price, the Transaction Value, in each case minus the Value of the Accelerated Portion that is deliverable per share of Common Stock under this Agreement as determined in accordance with subsection (i) above. Seller may, at its option, deliver the Marketable Securities on the Exchange Date in lieu of delivering an amount of cash as described above.
(c) If a Reorganization Event occurs during a Calculation Period used to calculate the Average Market Price or Transaction Value, then the average Closing Prices used to calculate such Average Market Price or the average Closing Price referred to in clause (iii) of the definition of Transaction Value, in each case for the Trading Days preceding the effective date of the Reorganization Event, shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price to reflect the occurrence of that event.
(d) For the avoidance of doubt, if 100% of the Merger Consideration in a Cash Merger consists of cash, then delivery of the entire Merger Consideration will be accelerated as set forth in Section 6.2(b) above.
Section 6.3 Spin-Off Distributions. (a) If the Company shall, during the term of this Agreement, make a Spin-Off Distribution, then as of the record date of such Spin-Off Distribution, (i) the Contract Shares shall be deemed to include both (A) that number of shares of Common Stock equal to the Contract Shares as of such record date, and (B) that number of Marketable Securities of the class distributed in respect of the Contract Shares in such Spin-Off Distribution equal to the product of (x) such number of Contract Shares, and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution; (ii) Seller’s obligations under Section 2.3 shall include delivery of such Marketable Securities together with the Common Stock comprising the Contract Shares and the provisions of Section 2.3(c) shall apply mutatis mutandis to such Marketable Securities; and (iii) the “Closing Price” of the Common Stock, for purposes of calculating the Exchange Rate, shall thereafter be deemed to be equal to the sum of (A) the Closing Price per share of Common Stock and (B) the product of (x) the Closing Price per share of the spun-off Marketable Securities and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution. The number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in this Section 6.3(a), will be adjusted if any event that would, if it had occurred with respect to the Common Stock or the Company, have required an adjustment pursuant to the provisions described under Section 6.1 hereof occurs with respect to those Marketable Securities or their issuer between the time of the Spin-Off Distribution and the Exchange Date.

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(b) Instead of delivering Marketable Securities on the Exchange Date, Seller may exercise the Cash Settlement Alternative in respect of such Marketable Securities, in which case Section 2.3(d) shall apply to such election mutatis mutandis to such Marketable Securities, and Seller shall deliver cash equal to the value, based on the Average Market Price of the Marketable Securities at the Exchange Date, of the number of Marketable Securities that the Seller would otherwise be required to deliver on the Exchange Date.
(c) If a Spin-Off Distribution occurs and thereafter a Reorganization Event with respect to the Company occurs, then the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the Transaction Value and (B) the product of (x) the Average Market Price of a share of the spun-off Marketable Securities on the Exchange Date, provided that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the spun-off Marketable Securities, and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event, which number shall be adjusted as provided in Section 6.1 if a Dilution Adjustment occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
(d) If a Spin-Off Distribution occurs and thereafter any transaction with respect to the issuer of the spun-off Marketable Securities that would have been a Reorganization Event if it had occurred with respect to the Company occurs, then (i) all references to the Common Stock and the Company in the definitions of “Reorganization Event” and “Transaction Value” will be deemed to refer to the spun-off Marketable Securities and their issuer, respectively, and (ii) the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the product of (x) the Transaction Value of the applicable Reorganization Event per share of such Marketable Securities and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event and (B) the Average Market Price of a share of the Common Stock on the Exchange Date; provided, that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the shares of Common Stock. If any event that requires an adjustment pursuant to Section 6.1 hereof occurs with respect to the Common Stock or the Company between the time of the Reorganization Event and the Exchange Date, the amount described in clause (A) that Seller is required to deliver per share of the Common Stock will be adjusted by dividing that amount by the applicable Dilution Adjustment made to the Common Stock.
(e) If a Spin-Off Distribution occurs during a Calculation Period used to calculate the Average Market Price or the Then-Current Market Price, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the Trading Days preceding the effective date of the Spin-Off Distribution shall be appropriately adjusted to reflect the occurrence of that event.

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Section 6.4 Adjustments with Respect to Marketable Securities. If any event that requires an adjustment pursuant to Section 6.1 occurs with respect to the Common Stock or the Company between the time of the Spin-Off Distribution and the Exchange Date, the number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in Section 6.3(a), will be adjusted by dividing that number by the applicable Dilution Adjustment made to the Common Stock. Adjustment for such subsequent events shall be as nearly equivalent as practicable to the adjustments provided for in Article VI hereof.
ARTICLE VII
ACCELERATION UPON AN EVENT OF
DEFAULT; TRANSFER AGENT INSTRUCTIONS
Section 7.1 Events of Default. If one or more of the following events (each an “Event of Default”) shall occur:
(a) Seller (including, for the avoidance of doubt, Grantor) shall commence a voluntary case or other proceeding seeking a liquidation, reorganization or other relief with respect to such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such person, or shall make a general assignment for the benefit of creditors, or shall take any action to authorize any of the foregoing; or
(b) an involuntary case or other proceeding shall be commenced against Seller (including, for the avoidance of doubt, Grantor) seeking liquidation, reorganization or other relief with respect to such person or such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against such person under the federal bankruptcy laws as now or hereafter in effect; or
(c) a Collateral Event of Default within the meaning of the Collateral Agreement shall occur;
then, upon the occurrence of any such event, Seller’s obligations under this Agreement will automatically be accelerated and Seller shall become obligated to deliver the Maximum Deliverable Number of shares of Common Stock (or, after a Reorganization Event or Spin-Off Distribution, the Marketable Securities or cash or other assets or a combination of Marketable Securities or cash or other assets deliverable instead of or in addition to those shares of Common Stock), or any U.S. Government Securities or other property then pledged as collateral under the Collateral Agreement for Seller’s obligations. Purchaser and Seller agree that such amount is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and Purchaser will not be entitled to recover additional damages as a consequence of any loss resulting from an Event of Default.

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Section 7.2 Transfer Agent Instructions. Seller agrees to provide the transfer agent for the Common Stock or any Marketable Securities with irrevocable standing instructions to pay over directly to the Collateral Agent for the benefit of Purchaser all cash or other property received in respect of distributions or dividends on the Common Stock or Marketable Securities or in connection with a Reorganization Event. Purchaser agrees to irrevocably instruct the Collateral Agent, and to cause the Collateral Agent, to promptly pay over to Seller any dividends, interest, principal or other payments received by the Collateral Agent on any collateral pledged by Seller, including any substitute collateral, unless Seller is in default on its obligations under the Collateral Agreement (including Seller’s obligation to pledge additional shares of Common Stock when required under the Collateral Agreement), or unless the payment of that amount to Seller would cause the collateral to become insufficient under the Collateral Agreement. Seller will have the right to vote any pledged shares of Common Stock or Marketable Securities for so long as those shares are owned by it and pledged under the Collateral Agreement, unless an event of default occurs under this Agreement or the Collateral Agreement.
ARTICLE VIII
MISCELLANEOUS
Section 8.1 Adjustments of Exchange Rate; Selection of Independent Investment Banking Firm. Purchaser shall be responsible for the effectuation and calculation of any adjustment pursuant to Article VI hereof and shall furnish Seller notice of any such adjustment and shall provide Seller reasonable opportunity to review the calculations pertaining to any such adjustment. If, pursuant to the terms and conditions of this Agreement, the Administrator shall be required to retain a nationally recognized independent investment banking firm for any purpose provided in this Agreement, such nationally recognized independent investment banking firm shall be selected and retained by the Administrator only after consultation with Seller.
Section 8.2 No Assumption of Liability. By executing this Agreement, none of the Trustees assumes any personal liability under this Agreement. The Trust Agreement was executed or made by or on behalf of the Trust by the Trustees as trustees and not individually and the obligations of this Agreement are not binding upon any of them or the holders of the Securities individually but are binding only upon the assets and property of the Trust.
Section 8.3 Notices.
(a) All notices and other communications provided for in this Agreement, unless otherwise specified, shall be in writing and shall be given at the addresses set forth in the following sentence or at such other addresses as may be designated by notice duly given in accordance with this Section 8.3 to each other party to this Agreement. Until such notice is given, (i) notices to Purchaser shall be directed to it in care of the Administrator, U.S. Bank National Association, Corporate Trust Services, Attention: 2010 Swift Mandatory Common Exchange Security Trust, 101 N. 1st Avenue, Suite 1600, Phoenix, Arizona 85003, Telephone No.: (602) 257-5430, Facsimile No.: (602) 257-5433, with a copy to Scott R. Saks, Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, Facsimile No.: (212) 230-7760; and (ii) notices to Seller shall be directed to it at the Lyndee Moyes Nester Trust Dated 4/27/07 at P.O. Box 1397, Tolleson, AZ 85353, Attention: Elly Penrod, with a copy to Earl Scudder, Scudder Law Firm, P.C., L.L.O., 411 South 13th St., 2nd Floor, Lincoln, Nebraska 68508, with a copy to Heather A. Carmody, Barnes & Thornburg LLP, One North Wacker Drive, Suite 4400, Chicago, IL 60606-2809.

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(b) Each notice given pursuant to Section 8.3(a) shall be effective (i) if sent by certified mail (return receipt requested), 72 hours after being deposited in the United States mail, postage prepaid; (ii) if given by telex or telecopier, when such telex or telecopied notice is transmitted (with electronic confirmation of transmission or verbal confirmation of receipt); or (iii) if given by any other means, when delivered at the address specified in this Section 8.3.
Section 8.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
Section 8.5 Severability. To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.
Section 8.6 Entire Agreement. Except as expressly set forth in this Agreement, this Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement.
Section 8.7 Amendments; Waivers. Any provision of this Agreement may be amended or waived (either generally or in a particular instance and either retrospectively or prospectively) if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto or, in the case of a waiver, by the party against whom the waiver is to be effective. Purchaser agrees that it will not, without Seller’s written consent, agree to amend or waive any provision of the Trust Agreement in any manner that materially and adversely affects the rights or obligations of Seller hereunder. No failure or delay by either party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 8.8 Non-Assignability. This Agreement and the rights and obligations of the parties under this Agreement may not be assigned or delegated by either party without the prior written consent of the other party, and any purported assignment without such consent shall be void.

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Section 8.9 No Third Party Rights; Successors and Assigns. This Agreement is not intended and shall not be construed to create any rights in any person other than the parties hereto and their respective successors and assigns and no person shall assert any rights as third party beneficiary under this Agreement. Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and be enforceable by, and inure to the benefit of, their respective successors and assigns whether so expressed or not and shall be enforceable by and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 8.10 Counterparts. This Agreement may be executed, acknowledged and delivered in any number of counterparts, each of which shall be an original, but all of which shall constitute a single agreement, with the same effect as if the signatures on each such counterpart were upon the same instrument. A copy of a counterpart sent by facsimile machine or other electronic means must be treated as an original counterpart, is sufficient evidence of the execution of the original and may be produced in evidence for all purposes in place of the original.
Section 8.11 Grantors. Grantor hereby makes all representations and warranties and agrees to perform all the covenants and other obligations of Seller under this Agreement as if he were “Seller” hereunder, and every reference to “Seller” shall be deemed to include Grantor, including without limitation those references in Section 7.1(a) and (b) hereof. All the covenants and agreements contained in this Agreement by or on behalf of Grantor shall bind and be enforceable by, and inure to the benefit of, its successors and assigns whether so expressed or not, including without limitation, the estate of Grantor, and the executor, administrator or personal representative of such Grantor, as well as such Grantor’s heirs, assigns, beneficiaries, transferees and distributees, or any receiver or trustee in bankruptcy or representative of such Grantor’s creditors, and shall be enforceable by and inure to the benefit of Grantor and its successors and assigns. In addition, within three months of the appointment of a personal representative of the estate of any deceased Grantor, such personal representative shall enter into an agreement assuming all of the obligations of this Agreement and agreeing not to challenge this Agreement, and failure to do so shall be an Event of Default hereunder. Grantor covenants and agrees that he or she will not revoke Seller while this Agreement is outstanding.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the first date set forth above.

SELLER: LYNDEE MOYES NESTER TRUST dated April 27, 2007
By:	/s/ Michael J. Moyes
Michael J. Moyes, Trustee

Lyndee Moyes Nester
/s/ Lyndee Moyes Nester

[Signature Page to the Forward Purchase Agreement]

PURCHASER: 2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST
By:	/s/ Donald J. Puglisi
Donald J. Puglisi, as Trustee

By:	/s/ William R. Latham
William R. Latham, as Trustee

By:	/s/ James B. O’Neill
James B. O’Neill, as Trustee

[Signature Page to the Forward Purchase Agreement]

EXECUTION VERSION
FORWARD PURCHASE AGREEMENT
Between

The Todd Moyes Trust Dated 4/27/07, as Seller,
Todd Moyes,

and

2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST,
as Purchaser

Dated as of December 21, 2010

-i-

(continued)

-ii-

FORWARD PURCHASE AGREEMENT
FORWARD PURCHASE AGREEMENT (this “Agreement”), dated as of December 21, 2010, between the Todd Moyes Trust Dated 4/27/07 (“Seller”), Todd Moyes (“Grantor”), and the 2010 Swift Mandatory Common Exchange Security Trust, a trust organized under the laws of the State of New York under and by virtue of an Amended and Restated Trust Agreement, dated as of December 15, 2010 (the “Trust Agreement”; such business trust and the trustees thereof acting in their capacity as such being referred to in this Agreement as “Purchaser”).
WITNESSETH:
WHEREAS, Seller as of the date hereof owns shares of Class B Common Stock, par value $0.01 per share (the “Pledged Shares”), of Swift Transportation Company, a Delaware corporation (the “Company”), which shares are convertible into shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), of the Company upon consummation of the transfer to Purchaser of such shares pursuant to the terms and conditions of this Agreement, and Seller will own such Pledged Shares as of the First Time of Delivery (as defined below); and
WHEREAS, Purchaser has prepared an offering memorandum contemplating the offering of up to 26,136,364 $0.66 Trust Issued Mandatory Common Exchange Securities (the “Securities”), the terms of which contemplate delivery by Purchaser to the holders of such Securities of a number of shares of Common Stock (or, in certain circumstances, cash or other property in lieu of such Common Stock) on, or, in certain circumstances, prior to, the Exchange Date referred to below; and
WHEREAS, Seller has agreed, pursuant to the Collateral Agreement, dated as of December 21, 2010 (together with any substitute agreement therefor entered into pursuant to Section 2.2(a) of the Trust Agreement, the “Collateral Agreement”), among Seller, as Pledgor, U.S. Bank National Association, as Collateral Agent (as defined below), and Purchaser to grant to the Collateral Agent, for the benefit of Purchaser, a security interest in the Pledged Shares and, in certain circumstances, certain other collateral to secure the obligations of Seller under this Agreement; and
WHEREAS, Purchaser has agreed, effective as of the First Time of Delivery, pursuant to the Purchase Agreement, dated December 15, 2010 (the “Purchase Agreement”), among Purchaser, Seller, Grantor, the other sellers and grantors party thereto, the Company, Swift Corporation and Morgan Stanley & Co. Incorporated and the other initial purchasers listed in Schedule I thereto (collectively, the “Initial Purchasers”), to issue and sell to the Initial Purchasers an aggregate of 27,727,273 Securities (the “Firm Securities”) and, at the Initial Purchasers’ option as provided therein, up to 3,409,091 additional Securities (such additional Securities as the Initial Purchaser shall actually purchase pursuant to the Purchase Agreement, the “Optional Securities”);
NOW, THEREFORE, the parties to this Agreement, intending to be bound, agree as follows:

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ARTICLE I
DEFINITIONS; INTERPRETATION
Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:
“Accelerated Portion” means, in relation to any Cash Merger, the portion of the Merger Consideration received in exchange for shares of Common Stock (or other Marketable Securities) other than Marketable Securities that has a Value equal to the amount determined by multiplying the Value of the portion of the Merger Consideration received in exchange for such shares of Common Stock (or other Marketable Securities) that consists of assets other than Marketable Securities by a fraction, (i) the numerator of which is the Basic Reorganization Event Amount and (ii) the denominator of which is the Transaction Value.
“Administrator” means U.S. Bank National Association, administrator for Purchaser under the Administration Agreement, or its successor in such capacity, or any other Administrator appointed pursuant to the Trust Agreement and the Administration Agreement.
“Administration Agreement” means the Administration Agreement, dated as of December 21, 2010, between the Administrator and Purchaser.
“Agreement” has the meaning set forth in the Preamble.
“Appreciation Threshold Price” has the meaning specified in Section 2.1(c).
“Average Market Price” per share of Common Stock or Marketable Security on any date means the average Closing Price per share of Common Stock or Marketable Security for the Calculation Period consisting of the 20 Trading Days immediately prior to but not including the third Trading Day prior to such date.
“Basic Reorganization Event Amount” has the meaning specified in Section 6.2(a).
“Business Day” means a day on which the New York Stock Exchange is open for trading and that is not a day on which commercial banks in The City of New York are authorized or obligated by law to close.
“Calculation Period” means any period of Trading Days for which an average security price must be determined pursuant to this Agreement.
“Cash Merger” has the meaning specified in Section 6.2(b).
“Cash Percentage” has the meaning specified in Section 2.3(d).
“Cash Settlement Alternative” has the meaning specified in Section 2.3(d).

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“Closing Price” of a share of Common Stock (or any other Marketable Security or common equity) on any Trading Day means (i) the last reported sale price per share (or, if no last sale price is reported, the average of the bid and ask prices per share or, if more than one in either case, the average of the average bid and the average ask prices per share) on such day reported by the New York Stock Exchange, or, if the Common Stock (or such other security) is not listed on the New York Stock Exchange, as reported by the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed, (ii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange, the last quoted bid price on that day for the Common Stock (or such other security) in the over-the-counter market as reported by Pink OTC Markets Inc. or a similar organization or (iii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or so quoted by Pink OTC Markets Inc. or a similar organization, the market price of the Common Stock (or such other security) on that day as determined by a nationally recognized independent investment banking firm retained by the Administrator for this purpose, whose determination shall be conclusive; provided, that if any event that results in an adjustment to the number of shares of Common Stock or Marketable Securities deliverable under this Agreement pursuant to Article VI occurs during any Calculation Period, the Closing Price as determined pursuant to the foregoing for each Trading Day in the Calculation Period occurring prior to the date on which such adjustment is effected will be appropriately adjusted to reflect the occurrence of such event.
“Collateral Agent” means U.S. Bank National Association, in its capacity as Collateral Agent under the Collateral Agreement, or its successor in such capacity, or any other Collateral Agent appointed pursuant to the Trust Agreement and the Collateral Agreement.
“Collateral Agreement” has the meaning specified in the recitals to this Agreement.
“common equity” means any security of any class of capital stock (whether voting or non-voting) that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer of such capital stock and that is not subject to redemption by the issuer of such capital stock.
“Common Stock” has the meaning specified in the recitals to this Agreement.
“Company” has the meaning specified in the recitals to this Agreement.
“Company Successor” has the meaning specified in Section 6.2(a).
“Contract Shares” has the meaning specified in Section 2.1(b), as adjusted pursuant to Section 2.3(e).
“Custodian” means U.S. Bank National Association, as custodian for Purchaser under the Custodian Agreement, or its successor in such capacity, or any other Custodian appointed pursuant to the Trust Agreement and the Custodian Agreement.
“Custodian Agreement” means the Custodian Agreement, dated as of December 21, 2010, between the Custodian and Purchaser.

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“Dilution Adjustment” means any fraction or number by which the Exchange Rate shall be multiplied pursuant to Section 6.1(a), (b), (c), (d) or (e).
“Event of Default” has the meaning specified in Section 7.1.
“Exchange Date” means December 31, 2013, provided that if the number of shares of Common Stock or other Marketable Securities, as applicable, deliverable to the Purchaser on that date would exceed 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable, such excess portion will be delivered on successive Business Days (with no delivery on any Business Day of a number of shares of Common Stock or other Marketable Securities, as applicable, in excess of 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable) until such entire excess portion has been delivered. Each reference in this Agreement to the Exchange Date shall be deemed a reference to December 31, 2013 (or any date to which the Exchange Date is accelerated) and each such other Business Day.
“Exchange Rate” has the meaning specified in Section 2.16.1(c).
“Expiration Time” has the meaning specified in Section 6.1(e).
“Firm Purchase Price” has the meaning specified in Section 2.2(a).
“Firm Securities” has the meaning specified in the recitals to this Agreement.
“Firm Share Base Amount” means 690,291 shares of Common Stock.
“Firm Shares” has the meaning specified in Section 2.1(a).
“First Time of Delivery” has the meaning specified in Section 2.3(a).
“Full Share Number” has the meaning in Section 2.3(d).
“Grantor” has the meaning specified in the preamble to this Agreement.
“Initial Price” has the meaning specified in Section 2.1(c).
“Initial Purchasers” has the meaning specified in the recitals to this Agreement.
“Initial Treasury Securities” means the U.S. Government Securities purchased by Purchaser pursuant to Section 2.3(b)(i) of the Trust Agreement for settlement at the First Time of Delivery.
“Liens” means any lien, mortgage, security interest, pledge, charge, encumbrance or adverse claim of any kind.
“Market Disruption Event” means the occurrence or existence on any scheduled trading day for the Common Stock (or any other applicable security) of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the Common Stock (or such other security, including Marketable Securities) or in any options, contracts or futures contracts relating to the Common Stock (or such other security, including Marketable Securities), and such suspension or limitation occurs or exists at any time within 30 minutes prior to the closing time of the relevant stock exchange on such day.

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“Marketable Securities” means any common equity securities (whether voting or non-voting) listed on a U.S. national or regional securities exchange.
“Maximum Deliverable Number” has the meaning specified in the Collateral Agreement.
“Merger Consideration” has the meaning specified in Section 6.2(a).
“Optional Securities” has the meaning specified in the recitals to this Agreement.
“Purchase Agreement” has the meaning specified in the recitals to this Agreement.
“Purchaser” has the meaning specified in the preamble to this Agreement.
“Reorganization Event” has the meaning specified in Section 6.2(a).
“Securities” has the meaning specified in the recitals to this Agreement.
“Seller” has the meaning specified in the preamble to this Agreement.
“Spin-Off Distribution” means a distribution by the Company of Marketable Securities issued by an issuer other than the Company to all or substantially all holders of Common Stock.
“Tender Offer Valuation Period” has the meaning specified in Section 6.1(e).
“Then-Current Market Price” of the Common Stock means the average Closing Price per share of Common Stock for the applicable Calculation Period.
“Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) (x) the New York Stock Exchange is open for trading, or, if the Common Stock (or any other applicable security) is not listed on the New York Stock Exchange, the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed is open for trading, (y) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange but is quoted on the over-the-counter market by Pink OTC Markets Inc. or a similar organization, Pink OTC Markets Inc. or such similar organization, as applicable, is open for quoting or (z) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or quoted by Pink OTC Markets Inc. or a similar organization, such day is a Business Day. A “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system or, if applicable, regular quoting on the relevant quotation system.

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“Transaction Value” means the sum of: (i) for any cash received in the Reorganization Event, the amount of the cash received per share of Common Stock; (ii) for any property other than cash or Marketable Securities received in the Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of the property received per share of Common Stock (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) for any Marketable Securities received in the Reorganization Event, an amount equal to the Average Market Price of those Marketable Securities on the Exchange Date multiplied by the number of those Marketable Securities received per share of Common Stock; provided, at when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the Marketable Securities received in the Reorganization Event. The number of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) will be adjusted if a dilution event of the type described in Article VI hereof occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
“Transfer Restrictions” has the meaning specified in the Collateral Agreement.
“Transferred Securities” has the meaning specified in Section 2.3(e).
“Trust Agreement” has the meaning specified in the preamble to this Agreement.
“Trustees” has the meaning specified in the Trust Agreement.
“U.S. Government Securities” means direct obligations of the United States of America.
“Value” means, (i) in respect of cash, the amount of such cash; (ii) in respect of any property other than cash or Marketable Securities, an amount equal to the market value on the date the Reorganization Event is consummated (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) in respect of any Marketable Security, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the date the Reorganization Event is consummated.
Section 1.2 Interpretation.
(a) When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference is to Articles or Sections of, or Exhibits or Schedules to, this Agreement unless otherwise indicated.
(b) The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.
(c) Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

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(d) Any reference to any statute, regulation or agreement is a reference to such statute, regulation or agreement as supplemented or amended from time to time.
ARTICLE II
SALE AND PURCHASE
Section 2.1 Sale and Purchase.
(a) Firm Shares. Upon the terms and subject to the conditions of this Agreement, and subject to Seller’s cash settlement alternative as provided in Section 2.3(d), Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the number of shares of Common Stock (the “Firm Shares”) equal to the product of the Firm Share Base Amount and the Exchange Rate.
(b) [Reserved]
(c) Exchange Rate. The “Exchange Rate” on any date shall be the rate determined in accordance with the following formula, subject to adjustment as a result of certain events as provided in Article VI:
(i) if the Average Market Price is less than $13.48 (the “Appreciation Threshold Price”) but equal to or greater than $11.00 (the “Initial Price”), the Exchange Rate will be the number of shares of Common Stock (rounded upward or downward to the nearest 1/10/000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th) having a value (as determined at the Average Market Price) equal to the Initial Price;
(ii) if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8163 of a share of Common Stock; or
(iii) if the Average Market Price is less than the Initial Price, the Exchange Rate will be 1.000 share of Common Stock.
If the Exchange Date is more than one day as described in the definition thereof, there nonetheless will be only one Calculation Period, ending on the third Trading Day prior to the first such day.
Section 2.2 Purchase Price.
(a) Firm Purchase Price. The purchase price for the Firm Shares (the “Firm Purchase Price”) shall be an amount equal to the difference between (i) the aggregate proceeds to Purchaser from the sale of the Firm Securities and (ii) the aggregate cost to Purchaser, as notified by Purchaser to Seller at the First Time of Delivery, of the Initial Treasury Securities.
(b) [Reserved]

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Section 2.3 Payment for and Delivery of Contract Stock.
(a) First Time of Delivery. Upon the terms and subject to the conditions of this Agreement, Purchaser shall deliver to Seller the Firm Purchase Price on December 21, 2010 (the “First Time of Delivery”), at the offices of Simpson Thatcher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by Purchaser and Seller, paid by wire transfer to an account designated by Seller, in Federal (immediately available) funds. The Firm Shares are also referred to in this Agreement as the “Contract Shares”.
(b) [Reserved]
(c) Sale and Delivery of Contract Shares. Seller agrees to deliver, except as otherwise provided in this Agreement, the Contract Shares to Purchaser on the Exchange Date, which Contract Shares shall be free and clear of any Liens and Transfer Restrictions. Unless Seller elects the Cash Settlement Alternative as provided in Section 2.3(d), delivery shall be effected by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement, in an amount equal to the number of Contract Shares, rounded down to the nearest whole number. Alternatively, in accordance with Section 5.2 of the Collateral Agreement, Seller may elect to deliver shares of Common Stock in an amount equal to the number of Contract Shares, rounded down to the nearest whole number, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date. Seller agrees to make a cash payment in respect of any fractional shares included in the Contract Shares at the Exchange Date, in an amount equal to the value of such fractional shares at the Average Market Price. In addition, if the difference between (A) the aggregate proceeds of any sale (net of any brokerage or related expenses) of any Common Stock or Marketable Securities sold by Purchaser pursuant to Section 2.4(f)(ii) of the Trust Agreement and (B) the product of the number of shares of Common Stock or Marketable Securities so sold and the Average Market Price, is negative, Seller shall pay such difference to Purchaser. If such difference is positive, Purchaser shall pay the difference to Seller. Notwithstanding the foregoing, if a Reorganization Event shall have occurred prior to the Exchange Date then, in lieu of the foregoing, delivery shall be effected as follows: (i) in the case of any cash required to be delivered on the Exchange Date as provided in Section 6.2, by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds; (ii) in the case of any Marketable Securities elected by Seller to be delivered in lieu of cash, as provided in Section 6.2, by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of the applicable number of Marketable Securities then held as collateral under the Collateral Agreement, as provided in Section 5.7 of the Collateral Agreement; and (iii) in the case of any cash included in the Accelerated Portion as provided in Section 6.2(b), by wire transfer as provided in clause (i) above or in the case of any non-cash assets included in such Accelerated Portion, by delivery by the Collateral Agent of such assets to the Custodian, for the account of Purchaser. Alternatively, Seller may elect to deliver shares of Marketable Securities in lieu of cash, as provided in Section 6.2, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Marketable Securities then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date.

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(d) Cash Settlement Alternative. At its option, Seller may deliver to Purchaser on the Exchange Date, in lieu of the Contract Shares, in whole or in part, an amount per share of Common Stock it chooses to settle in cash (the “Cash Settlement Alternative”) equal to the Average Market Price of Common Stock on the Exchange Date, paid by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds. If the Seller elects the Cash Settlement Alternative, it may do so by delivering notice to Purchaser, the Collateral Agent and the Custodian not less than 60 days nor more than 90 days preceding the Exchange Date then in effect, which notice shall state the portion to be settled in cash as a fixed percentage between 0% and 100%. If Seller elects the Cash Settlement Alternative, Purchaser shall provide notice of such election to the holders of the Securities not less than 45 days nor more than 90 days prior to the Exchange Date as then in effect.
(e) Satisfaction of Obligations; Agreement not to Resell. Notwithstanding any other provision of this Agreement, if on or prior to the Exchange Date, Seller transfers Securities to Purchaser, free and clear of any Liens and Transfer Restrictions, for cancellation (any Securities so transferred being referred to in this Agreement as the “Transferred Securities”) then the number of Contract Shares, or the cash in lieu thereof in the event the Cash Settlement Alternative is elected, deliverable by Seller pursuant to this Agreement shall be reduced by a number equal to the product of (i) the number of Contract Shares before giving effect to any such transfers and (ii) a fraction, the numerator of which is the number of Transferred Securities and the denominator of which is the number of Securities outstanding immediately prior to such transfer (rounded down to the nearest whole share). The Seller will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act of 1933, as amended) to resell any of the Securities that have been acquired by any of them.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.1 Representations and Warranties of Seller. Seller represents and warrants to Purchaser that each representation and warranty made by Seller pursuant to Section 1(b) of the Purchase Agreement is true and correct on the date of this Agreement.
Section 3.2 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that each representation and warranty made by Purchaser pursuant to Section 1(a) of the Purchase Agreement is true and correct on the date of this Agreement.

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ARTICLE IV
CONDITIONS TO PURCHASER’S OBLIGATIONS
Section 4.1 Condition to Delivery of Firm Purchase Price. The obligation of Purchaser to deliver the Firm Purchase Price at the First Time of Delivery is subject to the condition that the purchase by the Initial Purchasers of the Firm Securities pursuant to the Purchase Agreement shall have been consummated as contemplated under the Purchase Agreement and that Seller shall have delivered to Purchaser the forms set forth in Section 5.1(a)(ii) below.
Section 4.2 [Reserved]
ARTICLE V
COVENANTS
Section 5.1 Covenants of Seller and Purchaser.
(a) Taxes.
(i) Seller shall pay any and all documentary, stamp, transfer or similar taxes and charges that may be payable in respect of the execution of this Agreement and the transfer and delivery of the Contract Shares (or any cash or Marketable Securities or other property in lieu of the Contract Shares) and the sale by Purchaser of any assets pursuant to this Agreement. Purchaser may withhold from any payment under this Agreement any tax required by law, and Seller may withhold from any payment under this Agreement to the extent such withholding is the result of Purchaser failing to provide the Seller with an IRS Form W-9 setting forth an exemption from withholding, provided the Purchaser is eligible under law to deliver such IRS Form W-9 to the Seller.
(ii) As of the First Time of Delivery and the Exchange Date, to the extent legally applicable, the Company shall deliver to Purchaser an affidavit issued and duly certified by the Company pursuant to Treasury regulation sections 1.1445-2(c)(3) and 1.897-2(h) that the Company is not a U.S. real property holding corporation (“USRPHC”) and has not been a USRPHC at any time during the five-year period ending on the applicable date, or any substitute form the Company can legally provide and reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (“Non-USRPHC Certificate”). In the event, that the Company is unable to provide a Non-USRPHC Certificate under applicable law, the Sellers may elect to deliver to Purchaser a non-foreign person affidavit duly certifying that Seller is not a foreign person in the form that satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended, and is reasonably acceptable to the Purchaser and any other duly executed form reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (a “FIRPTA Certificate”). Seller shall immediately notify Purchaser when the Non-USRPHC Certificate or the Non-Foreign Person Affidavit is no longer accurate.

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(b) Forward Contract. Each of Seller and Purchaser hereby agrees that, unless otherwise required by law: (i) it will not treat this Agreement, any portion of this Agreement, or any obligation under this Agreement as giving rise to any interest expense or income or other inclusions or expense of ordinary income; (ii) it will not treat the delivery of any portion of the Contract Shares, cash, Marketable Securities or other property to be delivered pursuant to this Agreement as the payment of interest or ordinary income; (iii) it will treat this Agreement in its entirety as a forward contract for the delivery of such Contract Shares, cash, Marketable Securities or other property; and (iv) it will not take any action (including filing any tax return or form or taking any position in any tax proceeding, other than in connection with good faith negotiations in settlement of a tax proceeding) that is inconsistent with the treatment provided for in clauses (i) through (iii) of this Section 5.1(b). Seller and Purchaser may also take any action or position required by law provided that Seller or Purchaser, as the case may be, provides an opinion of counsel, nationally recognized as expert in Federal tax matters, to the effect that such action or position is required by a statutory change, Treasury regulation, or applicable court decision published after the date of this Agreement.
(c) Limitations on Trading During Certain Days. Seller hereby agrees that it will not buy Common Stock or securities exchangeable for or convertible into Common Stock for its own account during the 60 days prior to the Exchange Date; provided, however, during such period, Seller may purchase Common Stock in a private transaction for its own account from the account of Jerry Moyes, Jerry and Vickie Moyes as joint owners, the Jerry and Vickie Moyes Family Trust Dated 12/11/87, the Hollie Moyes Trust Dated 4/27/07, the Chris Moyes Trust Dated 4/27/07, the Lyndee Moyes Nester Trust Dated 4/27/07, the Marti Lyn Moyes Trust Dated 4/27/07 and the Michael J. Moyes Trust Dated 4/27/07 or any of their affiliates.
(d) Notices. Seller will cause to be delivered to Purchaser:
(i) Immediately upon the occurrence of any Event of Default, or upon Seller’s obtaining knowledge that any of the conditions or events described in Section 7.1(a) or (b) hereof shall have occurred with respect to the Company, notice of such occurrence; and
(ii) If at any time prior to the Exchange Date, Seller receives notice, or otherwise obtains knowledge, that any event requiring an adjustment to be effected pursuant to Article VI hereof shall have occurred or be pending, then Seller shall promptly cause to be delivered to Purchaser a notice identifying such event and stating, if known to Seller, the date on which such event occurred or is to occur and, if applicable, the record date relating to such event. Seller shall cause further notices to be delivered to Purchaser if Seller shall subsequently receive notice, or otherwise obtain knowledge, of any further or revised information regarding the terms or timing of such event or any record date relating to such event.

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(e) Margin Stock. Seller hereby agrees that it will not use the proceeds from this Agreement to purchase or carry any margin stock.
Section 5.2 Further Assurances. From time to time on and after the date of this Agreement through the Exchange Date, each of the parties to this Agreement shall use its commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement, including (i) using commercially reasonable efforts to remove any legal impediment to the consummation of such transactions and (ii) the execution and delivery of all such deeds, agreements, assignments and further instruments of transfer and conveyance reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement.
ARTICLE VI
ADJUSTMENTS TO EXCHANGE RATE, APPRECIATION
THRESHOLD PRICE AND INITIAL PRICE; REORGANIZATION EVENTS
Section 6.1 Dilution Adjustments. The Exchange Rate, Appreciation Threshold Price and Initial Price shall be subject to adjustment from time to time as follows:
(a) Stock Dividends, Splits, Etc. If the Company shall, after the date of this Agreement,
(i) pay a stock dividend or make a distribution with respect to the Common Stock in shares of Common Stock;
(ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares of Common Stock; or
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;
then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to the fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately after the effective time of the adjustment relating to such event (giving effect to, and solely as a result of, such event as of such effective time), and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the effective time of the adjustment relating to such event. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(b) Right or Warrant Issuances. If the Company shall, after the date of this Agreement, issue, or declare a record date in respect of an issuance of, rights or warrants to all or substantially all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Current Market Price of the Common Stock (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest) for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to those rights or warrants, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock that the aggregate proceeds from the exercise of such rights or warrants would purchase at the Then-Current Market Price of the Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, which shall be determined by multiplying the total number of shares so offered for subscription or purchase by the exercise price of such rights or warrants and dividing the product so obtained by such Then-Current Market Price. For purposes of this Section 6.1(b), in determining whether any rights or warrants entitle the holders to subscribe for or purchase, or exercise a conversion right for, Common Stock at less than the applicable Then-Current Market Price, and in determining the aggregate exercise or conversion price payable for such Common Stock, there shall be taken into account any consideration the Company receives for such rights or warrants and any amount payable on exercise or conversion thereof, with the value of such consideration, if other than cash, to be determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(c) Distributions of Other Assets. If the Company shall, after the date of this Agreement, declare or pay a dividend or make a distribution to all or substantially all holders of Common Stock, in either case, consisting of evidences of its indebtedness or other non-cash assets (excluding (A) any stock dividends or distributions in shares of Common Stock referred to in Section 6.1(a) and (B) any Spin-Off Distributions) or shall issue to all or substantially all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in Section 6.1(b)), then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such distribution (“T”), and (ii) the denominator of which shall be T, less the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) as of the time the adjustment is effected of the portion of those evidences of indebtedness, non-cash assets or rights or warrants applicable to one share of Common Stock (“V”). If V is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(c), such distribution shall be deemed to be a liquidation of the Company subject to Section 6.2 where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(d) Cash Dividends. If the Company shall, after the date of this Agreement, declare a record date in respect of a distribution of cash, other than any cash distributed in consideration of fractional shares of Common Stock and any cash distributed in a Reorganization Event, by dividend or otherwise, to all or substantially all holders of Common Stock, then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such dividend or distribution (“T”), and (ii) the denominator of which shall be T, less the amount in cash per share that the Company distributes to holders of Common Stock (“C”). If C is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(d), such dividend or distribution shall be deemed to be a liquidation of the Company subject to Section 6.2, where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such dividend or distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(e) Tender or Exchange Offers. If the Company or any of its subsidiaries shall, after the date of this Agreement, make a payment in respect of a tender or exchange offer for the Common Stock (other than a tender offer solely to holders of fewer than 100 shares of Common Stock), and the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), of any other consideration included in the payment per share of Common Stock exceeds the Then-Current Market Price for the five consecutive Trading Day period commencing on the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (such period, the “Tender Offer Valuation Period”), then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the sum of (A) the aggregate cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), on the expiration date, of the other consideration paid or payable for shares accepted for purchase or exchange in such tender or exchange offer, plus (B) the product of (x) the Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period, multiplied by (y) the number of shares of Common Stock outstanding immediately after the time (the “Expiration Time”) such tender or exchange offer expires (after giving effect to such tender offer or exchange offer), and (ii) the denominator of which shall be such Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period multiplied by the number of shares of Common Stock outstanding immediately prior to the Expiration Time (prior to giving effect to such tender offer or exchange offer). If the application of the foregoing formula would result in a decrease in the Exchange Rate, no adjustment to the Exchange Rate will be made. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(f) Corresponding Adjustments to Initial Price, Appreciation Threshold Price and Closing Price.
(i) If any adjustment is made to the Exchange Rate pursuant to Section 6.1 (a), (b), (c), (d) or (e), the Appreciation Threshold Price and the Initial Price shall also be adjusted by dividing each of the Appreciation Threshold Price and the Initial Price by the applicable Dilution Adjustment.
(ii) If, during any Calculation Period used in calculating the Average Market Price or the Then-Current Market Price, an adjustment to the Exchange Rate becomes effective pursuant to this Section 6.1, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the trading days preceding the effective date of the adjustment in the Exchange Rate shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price.
(g) Timing of Dilution Adjustments. Each Dilution Adjustment shall be effected:
(i) in the case of any adjustment made pursuant to Section 6.1(a), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such dividend or distribution or the effective date of such subdivision, split or combination, as applicable;
(ii) in the case of any adjustment made pursuant to Section 6.1(b), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of holders of Common Stock entitled to receive such rights or warrants;
(iii) in the case of any adjustment made pursuant to Section 6.1(c), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such distribution;
(iv) in the case of any adjustment made pursuant to Section 6.1(d), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution; and
(v) in the case of any adjustment made pursuant to Section 6.1(e), immediately after 5:00 p.m., New York City time, on the final Trading Day of the Tender Offer Valuation Period; provided, that if the Exchange Date occurs within the five consecutive Trading Days next succeeding the expiration date, references with respect to “five consecutive Trading Day period” in Section 6.1(e) shall be deemed replaced with such lesser number of Trading Days as have elapsed between the expiration date and the Exchange Date in determining the applicable Exchange Rate.

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(h) General; Failure of Dilution Event to Occur. All Dilution Adjustments shall be rounded upward or downward to the nearest 1/10,000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th. No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent in the Exchange Rate; provided, however, that any adjustments that by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If any dividend or distribution of the type described in Section 6.1(a) is declared but not so paid or made, or the outstanding shares of Common Stock are not subdivided, split or combined, as the case may be, the Exchange Rate shall be immediately readjusted, effective as of the date the board of directors of the Company determines not to pay such dividend or distribution or to effect such subdivision, split or combination, to the Exchange Rate that would then be in effect if such subdivision, dividend, distribution, share split or share combination had not been declared or announced. If any rights or warrants described in Section 6.1(b) are not so issued, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to issue such rights or warrants, to the Exchange Rate that would then be in effect if such issuance had not been declared. If any rights or warrants described in Section 6.1(b) are not exercised or converted prior to the expiration of the exercisability or convertibility thereof, the Exchange Rate shall be readjusted to the Exchange Rate that would then be in effect if the adjustments made upon the issuance of such right or warrant had been made on the basis of the delivery of only the number of shares of the Common Stock actually delivered. If any dividend or distribution described in Section 6.1(c) or Section 6.1(d) is declared but not so paid or made, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to pay such dividend or distribution, to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared. If the Company or one of its subsidiaries is obligated to purchase shares of Common Stock pursuant to any tender or exchange offer described in Section 6.1(e), but the Company or such subsidiary is permanently prevented by applicable law from effecting any such purchase, or all such purchases are rescinded, then the Exchange Rate shall be readjusted to be the Exchange Rate that would then be in effect if such tender or exchange offer had not been made. If a Reorganization Event shall occur after the occurrence of one or more events requiring an adjustment pursuant to this Section 6.1, the Dilution Adjustments previously applied to the Exchange Rate in respect of such events shall not be rescinded but shall be applied to the new Exchange Rate provided for under Section 6.2.
(i) To the extent that the Company has a rights plan in effect prior to the Exchange Date and the rights have separated from the Common Stock, the Exchange Rate will be adjusted at the time of separation as if the Company had distributed to all holders of Common Stock rights to purchase any of its securities as described in Section 6.1(c) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

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Section 6.2 Adjustment for Consolidation, Merger or Other Reorganization Event.
(a) In the event of (i) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company or any such issuer (a “Company Successor”) with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which none of the Common Stock outstanding immediately before the merger or consolidation is exchanged for cash, securities or other property of the Company or another person), (ii) any sale, transfer, lease or conveyance to another corporation of all or substantially all of the property of the Company or any Company Successor, (iii)(x) any statutory exchange of securities of the Company or any Company Successor with another corporation or (y) any sale of all or substantially all of the outstanding equity securities of the Company or any Company Successor, including pursuant to any plan of arrangement or similar scheme with the Company’s stockholders under any applicable law, rule or regulation or order of any court or governmental authority (in the case of each of the preceding clauses (x) and (y), other than in connection with a consolidation or merger referred to in clause (i) immediately above), or (iv) any liquidation, dissolution or winding up of the Company or any Company Successor, in each case where all or substantially all of the shares of Common Stock are converted into or exchanged for cash, securities or other property of the Company or another person (any such event described in clause (i), (ii), (iii) or (iv), a “Reorganization Event”), Seller shall deliver to the Purchaser on the Exchange Date, in lieu of each share of Common Stock (or other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) subject to this Agreement, cash in an amount (the “Basic Reorganization Event Amount”) equal to (i) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (ii) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (iii) if the Transaction Value is less than the Initial Price, the Transaction Value. Notwithstanding the foregoing, if the consideration (the “Merger Consideration”) received by the holders of the Common Stock in the Reorganization Event (or the holders of other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) includes any Marketable Securities, Seller may, at its option, deliver those Marketable Securities on the Exchange Date (in lieu of delivering an amount of cash equal to the Average Market Price of those Marketable Securities on the Exchange Date).
(b) Notwithstanding Section 6.2(a), if at least 30% of the Value of the Merger Consideration consists of cash or property other than Marketable Securities (a “Cash Merger”), then Seller shall be required to deliver to the Purchaser, in lieu of the shares of Common Stock (or other Marketable Securities) that are deliverable under this Agreement, (i) within five Business Days after Seller receives the Merger Consideration, the Accelerated Portion; provided, that instead of delivering any non-cash consideration (other than Marketable Securities), Seller may, at its option, deliver cash in an amount equal to the Value of those assets; and (ii) on the Exchange Date, in lieu of each share of Common Stock that is deliverable under this Agreement (and the shares of other Marketable Securities that are deliverable per share of Common Stock under this

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Agreement following a Spin-Off Distribution), cash in an amount equal to (1) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (2) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (3) if the Transaction Value is less than the Initial Price, the Transaction Value, in each case minus the Value of the Accelerated Portion that is deliverable per share of Common Stock under this Agreement as determined in accordance with subsection (i) above. Seller may, at its option, deliver the Marketable Securities on the Exchange Date in lieu of delivering an amount of cash as described above.
(c) If a Reorganization Event occurs during a Calculation Period used to calculate the Average Market Price or Transaction Value, then the average Closing Prices used to calculate such Average Market Price or the average Closing Price referred to in clause (iii) of the definition of Transaction Value, in each case for the Trading Days preceding the effective date of the Reorganization Event, shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price to reflect the occurrence of that event.
(d) For the avoidance of doubt, if 100% of the Merger Consideration in a Cash Merger consists of cash, then delivery of the entire Merger Consideration will be accelerated as set forth in Section 6.2(b) above.
Section 6.3 Spin-Off Distributions. (a) If the Company shall, during the term of this Agreement, make a Spin-Off Distribution, then as of the record date of such Spin-Off Distribution, (i) the Contract Shares shall be deemed to include both (A) that number of shares of Common Stock equal to the Contract Shares as of such record date, and (B) that number of Marketable Securities of the class distributed in respect of the Contract Shares in such Spin-Off Distribution equal to the product of (x) such number of Contract Shares, and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution; (ii) Seller’s obligations under Section 2.3 shall include delivery of such Marketable Securities together with the Common Stock comprising the Contract Shares and the provisions of Section 2.3(c) shall apply mutatis mutandis to such Marketable Securities; and (iii) the “Closing Price” of the Common Stock, for purposes of calculating the Exchange Rate, shall thereafter be deemed to be equal to the sum of (A) the Closing Price per share of Common Stock and (B) the product of (x) the Closing Price per share of the spun-off Marketable Securities and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution. The number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in this Section 6.3(a), will be adjusted if any event that would, if it had occurred with respect to the Common Stock or the Company, have required an adjustment pursuant to the provisions described under Section 6.1 hereof occurs with respect to those Marketable Securities or their issuer between the time of the Spin-Off Distribution and the Exchange Date.

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(b) Instead of delivering Marketable Securities on the Exchange Date, Seller may exercise the Cash Settlement Alternative in respect of such Marketable Securities, in which case Section 2.3(d) shall apply to such election mutatis mutandis to such Marketable Securities, and Seller shall deliver cash equal to the value, based on the Average Market Price of the Marketable Securities at the Exchange Date, of the number of Marketable Securities that the Seller would otherwise be required to deliver on the Exchange Date.
(c) If a Spin-Off Distribution occurs and thereafter a Reorganization Event with respect to the Company occurs, then the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the Transaction Value and (B) the product of (x) the Average Market Price of a share of the spun-off Marketable Securities on the Exchange Date, provided that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the spun-off Marketable Securities, and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event, which number shall be adjusted as provided in Section 6.1 if a Dilution Adjustment occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
(d) If a Spin-Off Distribution occurs and thereafter any transaction with respect to the issuer of the spun-off Marketable Securities that would have been a Reorganization Event if it had occurred with respect to the Company occurs, then (i) all references to the Common Stock and the Company in the definitions of “Reorganization Event” and “Transaction Value” will be deemed to refer to the spun-off Marketable Securities and their issuer, respectively, and (ii) the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the product of (x) the Transaction Value of the applicable Reorganization Event per share of such Marketable Securities and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event and (B) the Average Market Price of a share of the Common Stock on the Exchange Date; provided, that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the shares of Common Stock. If any event that requires an adjustment pursuant to Section 6.1 hereof occurs with respect to the Common Stock or the Company between the time of the Reorganization Event and the Exchange Date, the amount described in clause (A) that Seller is required to deliver per share of the Common Stock will be adjusted by dividing that amount by the applicable Dilution Adjustment made to the Common Stock.
(e) If a Spin-Off Distribution occurs during a Calculation Period used to calculate the Average Market Price or the Then-Current Market Price, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the Trading Days preceding the effective date of the Spin-Off Distribution shall be appropriately adjusted to reflect the occurrence of that event.

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Section 6.4 Adjustments with Respect to Marketable Securities. If any event that requires an adjustment pursuant to Section 6.1 occurs with respect to the Common Stock or the Company between the time of the Spin-Off Distribution and the Exchange Date, the number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in Section 6.3(a), will be adjusted by dividing that number by the applicable Dilution Adjustment made to the Common Stock. Adjustment for such subsequent events shall be as nearly equivalent as practicable to the adjustments provided for in Article VI hereof.
ARTICLE VII
ACCELERATION UPON AN EVENT OF
DEFAULT; TRANSFER AGENT INSTRUCTIONS
Section 7.1 Events of Default. If one or more of the following events (each an “Event of Default”) shall occur:
(a) Seller (including, for the avoidance of doubt, Grantor) shall commence a voluntary case or other proceeding seeking a liquidation, reorganization or other relief with respect to such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such person, or shall make a general assignment for the benefit of creditors, or shall take any action to authorize any of the foregoing; or
(b) an involuntary case or other proceeding shall be commenced against Seller (including, for the avoidance of doubt, Grantor) seeking liquidation, reorganization or other relief with respect to such person or such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against such person under the federal bankruptcy laws as now or hereafter in effect; or
(c) a Collateral Event of Default within the meaning of the Collateral Agreement shall occur;
then, upon the occurrence of any such event, Seller’s obligations under this Agreement will automatically be accelerated and Seller shall become obligated to deliver the Maximum Deliverable Number of shares of Common Stock (or, after a Reorganization Event or Spin-Off Distribution, the Marketable Securities or cash or other assets or a combination of Marketable Securities or cash or other assets deliverable instead of or in addition to those shares of Common Stock), or any U.S. Government Securities or other property then pledged as collateral under the Collateral Agreement for Seller’s obligations. Purchaser and Seller agree that such amount is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and Purchaser will not be entitled to recover additional damages as a consequence of any loss resulting from an Event of Default.

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Section 7.2 Transfer Agent Instructions. Seller agrees to provide the transfer agent for the Common Stock or any Marketable Securities with irrevocable standing instructions to pay over directly to the Collateral Agent for the benefit of Purchaser all cash or other property received in respect of distributions or dividends on the Common Stock or Marketable Securities or in connection with a Reorganization Event. Purchaser agrees to irrevocably instruct the Collateral Agent, and to cause the Collateral Agent, to promptly pay over to Seller any dividends, interest, principal or other payments received by the Collateral Agent on any collateral pledged by Seller, including any substitute collateral, unless Seller is in default on its obligations under the Collateral Agreement (including Seller’s obligation to pledge additional shares of Common Stock when required under the Collateral Agreement), or unless the payment of that amount to Seller would cause the collateral to become insufficient under the Collateral Agreement. Seller will have the right to vote any pledged shares of Common Stock or Marketable Securities for so long as those shares are owned by it and pledged under the Collateral Agreement, unless an event of default occurs under this Agreement or the Collateral Agreement.
ARTICLE VIII
MISCELLANEOUS
Section 8.1 Adjustments of Exchange Rate; Selection of Independent Investment Banking Firm. Purchaser shall be responsible for the effectuation and calculation of any adjustment pursuant to Article VI hereof and shall furnish Seller notice of any such adjustment and shall provide Seller reasonable opportunity to review the calculations pertaining to any such adjustment. If, pursuant to the terms and conditions of this Agreement, the Administrator shall be required to retain a nationally recognized independent investment banking firm for any purpose provided in this Agreement, such nationally recognized independent investment banking firm shall be selected and retained by the Administrator only after consultation with Seller.
Section 8.2 No Assumption of Liability. By executing this Agreement, none of the Trustees assumes any personal liability under this Agreement. The Trust Agreement was executed or made by or on behalf of the Trust by the Trustees as trustees and not individually and the obligations of this Agreement are not binding upon any of them or the holders of the Securities individually but are binding only upon the assets and property of the Trust.
Section 8.3 Notices.
(a) All notices and other communications provided for in this Agreement, unless otherwise specified, shall be in writing and shall be given at the addresses set forth in the following sentence or at such other addresses as may be designated by notice duly given in accordance with this Section 8.3 to each other party to this Agreement. Until such notice is given, (i) notices to Purchaser shall be directed to it in care of the Administrator, U.S. Bank National Association, Corporate Trust Services, Attention: 2010 Swift Mandatory Common Exchange Security Trust, 101 N. 1st Avenue, Suite 1600, Phoenix, Arizona 85003, Telephone No.: (602) 257-5430, Facsimile No.: (602) 257-5433, with a copy to Scott R. Saks, Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, Facsimile No.: (212) 230-7760; and (ii) notices to Seller shall be directed to it at the Todd Moyes Trust Dated 4/27/07 at P.O. Box 1397, Tolleson, AZ 85353, Attention: Elly Penrod, with a copy to Earl Scudder, Scudder Law Firm, P.C., L.L.O., 411 South 13th St., 2nd Floor, Lincoln, Nebraska 68508, with a copy to Heather A. Carmody, Barnes & Thornburg LLP, One North Wacker Drive, Suite 4400, Chicago, IL 60606-2809.

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(b) Each notice given pursuant to Section 8.3(a) shall be effective (i) if sent by certified mail (return receipt requested), 72 hours after being deposited in the United States mail, postage prepaid; (ii) if given by telex or telecopier, when such telex or telecopied notice is transmitted (with electronic confirmation of transmission or verbal confirmation of receipt); or (iii) if given by any other means, when delivered at the address specified in this Section 8.3.
Section 8.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
Section 8.5 Severability. To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.
Section 8.6 Entire Agreement. Except as expressly set forth in this Agreement, this Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement.
Section 8.7 Amendments; Waivers. Any provision of this Agreement may be amended or waived (either generally or in a particular instance and either retrospectively or prospectively) if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto or, in the case of a waiver, by the party against whom the waiver is to be effective. Purchaser agrees that it will not, without Seller’s written consent, agree to amend or waive any provision of the Trust Agreement in any manner that materially and adversely affects the rights or obligations of Seller hereunder. No failure or delay by either party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 8.8 Non-Assignability. This Agreement and the rights and obligations of the parties under this Agreement may not be assigned or delegated by either party without the prior written consent of the other party, and any purported assignment without such consent shall be void.

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Section 8.9 No Third Party Rights; Successors and Assigns. This Agreement is not intended and shall not be construed to create any rights in any person other than the parties hereto and their respective successors and assigns and no person shall assert any rights as third party beneficiary under this Agreement. Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and be enforceable by, and inure to the benefit of, their respective successors and assigns whether so expressed or not and shall be enforceable by and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 8.10 Counterparts. This Agreement may be executed, acknowledged and delivered in any number of counterparts, each of which shall be an original, but all of which shall constitute a single agreement, with the same effect as if the signatures on each such counterpart were upon the same instrument. A copy of a counterpart sent by facsimile machine or other electronic means must be treated as an original counterpart, is sufficient evidence of the execution of the original and may be produced in evidence for all purposes in place of the original.
Section 8.11 Grantors. Grantor hereby makes all representations and warranties and agrees to perform all the covenants and other obligations of Seller under this Agreement as if he were “Seller” hereunder, and every reference to “Seller” shall be deemed to include Grantor, including without limitation those references in Section 7.1 (a) and (b) hereof. All the covenants and agreements contained in this Agreement by or on behalf of Grantor shall bind and be enforceable by, and inure to the benefit of, its successors and assigns whether so expressed or not, including without limitation, the estate of Grantor, and the executor, administrator or personal representative of such Grantor, as well as such Grantor’s heirs, assigns, beneficiaries, transferees and distributees, or any receiver or trustee in bankruptcy or representative of such Grantor’s creditors, and shall be enforceable by and inure to the benefit of Grantor and its successors and assigns. In addition, within three months of the appointment of a personal representative of the estate of any deceased Grantor, such personal representative shall enter into an agreement assuming all of the obligations of this Agreement arid agreeing not to challenge this Agreement, and failure to do so shall be an Event of Default hereunder. Grantor covenants and agrees that he or she will not revoke Seller while this Agreement is outstanding.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the first date set forth above.

SELLER: TODD MOYES TRUST dated April 27, 2007
By:	/s/ Michael J. Moyes
Michael J. Moyes, Trustee

Todd Moyes
/s/ Todd Moyes

[Signature Page to the Forward Purchase Agreement]

PURCHASER: 2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST
By:	/s/ Donald J. Puglisi
Donald J. Puglisi, as Trustee

By:	/s/ William R. Latham
William R. Latham, as Trustee

By:	/s/ James B. O’Neill
James B. O’Neill, as Trustee

[Signature Page to the Forward Purchase Agreement]

EXECUTION VERSION
FORWARD PURCHASE AGREEMENT
Between
The Michael J. Moyes Trust Dated 4/27/07, as Seller,
Michael J. Moyes,
and
2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST,
as Purchaser
Dated as of December 21, 2010

-i-

(continued)

-ii-

FORWARD PURCHASE AGREEMENT
FORWARD PURCHASE AGREEMENT (this “Agreement”), dated as of December 21, 2010, between the Michael J. Moyes Trust Dated 4/27/07 (“Seller”), Michael J. Moyes (“Grantor”), and the 2010 Swift Mandatory Common Exchange Security Trust, a trust organized under the laws of the State of New York under and by virtue of an Amended and Restated Trust Agreement, dated as of December 15, 2010 (the “Trust Agreement”; such business trust and the trustees thereof acting in their capacity as such being referred to in this Agreement as “Purchaser”).
WITNESSETH:
WHEREAS, Seller as of the date hereof owns shares of Class B Common Stock, par value $0.01 per share (the “Pledged Shares”), of Swift Transportation Company, a Delaware corporation (the “Company”), which shares are convertible into shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), of the Company upon consummation of the transfer to Purchaser of such shares pursuant to the terms and conditions of this Agreement, and Seller will own such Pledged Shares as of the First Time of Delivery (as defined below); and
WHEREAS, Purchaser has prepared an offering memorandum contemplating the offering of up to 26,136,364 $0.66 Trust Issued Mandatory Common Exchange Securities (the “Securities”), the terms of which contemplate delivery by Purchaser to the holders of such Securities of a number of shares of Common Stock (or, in certain circumstances, cash or other property in lieu of such Common Stock) on, or, in certain circumstances, prior to, the Exchange Date referred to below; and
WHEREAS, Seller has agreed, pursuant to the Collateral Agreement, dated as of December 21, 2010 (together with any substitute agreement therefor entered into pursuant to Section 2.2(a) of the Trust Agreement, the “Collateral Agreement”), among Seller, as Pledgor, U.S. Bank National Association, as Collateral Agent (as defined below), and Purchaser to grant to the Collateral Agent, for the benefit of Purchaser, a security interest in the Pledged Shares and, in certain circumstances, certain other collateral to secure the obligations of Seller under this Agreement; and
WHEREAS, Purchaser has agreed, effective as of the First Time of Delivery, pursuant to the Purchase Agreement, dated December 15, 2010 (the “Purchase Agreement”), among Purchaser, Seller, Grantor, the other sellers and grantors party thereto, the Company, Swift Corporation and Morgan Stanley & Co. Incorporated and the other initial purchasers listed in Schedule I thereto (collectively, the “Initial Purchasers”), to issue and sell to the Initial Purchasers an aggregate of 27,727,273 Securities (the “Firm Securities”) and, at the Initial Purchasers’ option as provided therein, up to 3,409,091 additional Securities (such additional Securities as the Initial Purchaser shall actually purchase pursuant to the Purchase Agreement, the “Optional Securities”);
NOW, THEREFORE, the parties to this Agreement, intending to be bound, agree as follows:

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ARTICLE I
DEFINITIONS; INTERPRETATION
Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:
“Accelerated Portion” means, in relation to any Cash Merger, the portion of the Merger Consideration received in exchange for shares of Common Stock (or other Marketable Securities) other than Marketable Securities that has a Value equal to the amount determined by multiplying the Value of the portion of the Merger Consideration received in exchange for such shares of Common Stock (or other Marketable Securities) that consists of assets other than Marketable Securities by a fraction, (i) the numerator of which is the Basic Reorganization Event Amount and (ii) the denominator of which is the Transaction Value.
“Administrator” means U.S. Bank National Association, administrator for Purchaser under the Administration Agreement, or its successor in such capacity, or any other Administrator appointed pursuant to the Trust Agreement and the Administration Agreement.
“Administration Agreement” means the Administration Agreement, dated as of December 21, 2010, between the Administrator and Purchaser.
“Agreement” has the meaning set forth in the Preamble.
“Appreciation Threshold Price” has the meaning specified in Section 2.1(c).
“Average Market Price” per share of Common Stock or Marketable Security on any date means the average Closing Price per share of Common Stock or Marketable Security for the Calculation Period consisting of the 20 Trading Days immediately prior to but not including the third Trading Day prior to such date.
“Basic Reorganization Event Amount” has the meaning specified in Section 6.2(a).
“Business Day” means a day on which the New York Stock Exchange is open for trading and that is not a day on which commercial banks in The City of New York are authorized or obligated by law to close.
“Calculation Period” means any period of Trading Days for which an average security price must be determined pursuant to this Agreement.
“Cash Merger” has the meaning specified in Section 6.2(b).
“Cash Percentage” has the meaning specified in Section 2.3(d).
“Cash Settlement Alternative” has the meaning specified in Section 2.3(d).

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“Closing Price” of a share of Common Stock (or any other Marketable Security or common equity) on any Trading Day means (i) the last reported sale price per share (or, if no last sale price is reported, the average of the bid and ask prices per share or, if more than one in either case, the average of the average bid and the average ask prices per share) on such day reported by the New York Stock Exchange, or, if the Common Stock (or such other security) is not listed on the New York Stock Exchange, as reported by the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed, (ii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange, the last quoted bid price on that day for the Common Stock (or such other security) in the over-the-counter market as reported by Pink OTC Markets Inc. or a similar organization or (iii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or so quoted by Pink OTC Markets Inc. or a similar organization, the market price of the Common Stock (or such other security) on that day as determined by a nationally recognized independent investment banking firm retained by the Administrator for this purpose, whose determination shall be conclusive; provided, that if any event that results in an adjustment to the number of shares of Common Stock or Marketable Securities deliverable under this Agreement pursuant to Article VI occurs during any Calculation Period, the Closing Price as determined pursuant to the foregoing for each Trading Day in the Calculation Period occurring prior to the date on which such adjustment is effected will be appropriately adjusted to reflect the occurrence of such event.
“Collateral Agent” means U.S. Bank National Association, in its capacity as Collateral Agent under the Collateral Agreement, or its successor in such capacity, or any other Collateral Agent appointed pursuant to the Trust Agreement and the Collateral Agreement.
“Collateral Agreement” has the meaning specified in the recitals to this Agreement.
“common equity” means any security of any class of capital stock (whether voting or non-voting) that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer of such capital stock and that is not subject to redemption by the issuer of such capital stock.
“Common Stock” has the meaning specified in the recitals to this Agreement.
“Company” has the meaning specified in the recitals to this Agreement.
“Company Successor” has the meaning specified in Section 6.2(a).
“Contract Shares” has the meaning specified in Section 2.1(b), as adjusted pursuant to Section 2.3(e).
“Custodian” means U.S. Bank National Association, as custodian for Purchaser under the Custodian Agreement, or its successor in such capacity, or any other Custodian appointed pursuant to the Trust Agreement and the Custodian Agreement.
“Custodian Agreement” means the Custodian Agreement, dated as of December 21, 2010, between the Custodian and Purchaser.

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“Dilution Adjustment” means any fraction or number by which the Exchange Rate shall be multiplied pursuant to Section 6.1(a), (b), (c), (d) or (e).
“Event of Default” has the meaning specified in Section 7.1.
“Exchange Date” means December 31, 2013, provided that if the number of shares of Common Stock or other Marketable Securities, as applicable, deliverable to the Purchaser on that date would exceed 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable, such excess portion will be delivered on successive Business Days (with no delivery on any Business Day of a number of shares of Common Stock or other Marketable Securities, as applicable, in excess of 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable) until such entire excess portion has been delivered. Each reference in this Agreement to the Exchange Date shall be deemed a reference to December 31, 2013 (or any date to which the Exchange Date is accelerated) and each such other Business Day.
“Exchange Rate” has the meaning specified in Section 2.16.1(c).
“Expiration Time” has the meaning specified in Section 6.1(e).
“Firm Purchase Price” has the meaning specified in Section 2.2(a).
“Firm Securities” has the meaning specified in the recitals to this Agreement.
“Firm Share Base Amount” means 690,291 shares of Common Stock.
“Firm Shares” has the meaning specified in Section 2.1(a).
“First Time of Delivery” has the meaning specified in Section 2.3(a).
“Full Share Number” has the meaning in Section 2.3(d).
“Grantor” has the meaning specified in the preamble to this Agreement.
“Initial Price” has the meaning specified in Section 2.1(c).
“Initial Purchasers” has the meaning specified in the recitals to this Agreement.
“Initial Treasury Securities” means the U.S. Government Securities purchased by Purchaser pursuant to Section 2.3(b)(i) of the Trust Agreement for settlement at the First Time of Delivery.
“Liens” means any lien, mortgage, security interest, pledge, charge, encumbrance or adverse claim of any kind.
“Market Disruption Event” means the occurrence or existence on any scheduled trading day for the Common Stock (or any other applicable security) of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the Common Stock (or such other security, including Marketable Securities) or in any options, contracts or futures contracts relating to the Common Stock (or such other security, including Marketable Securities), and such suspension or limitation occurs or exists at any time within 30 minutes prior to the closing time of the relevant stock exchange on such day.

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“Marketable Securities” means any common equity securities (whether voting or non-voting) listed on a U.S. national or regional securities exchange.
“Maximum Deliverable Number” has the meaning specified in the Collateral Agreement.
“Merger Consideration” has the meaning specified in Section 6.2(a).
“Optional Securities” has the meaning specified in the recitals to this Agreement.
“Purchase Agreement” has the meaning specified in the recitals to this Agreement.
“Purchaser” has the meaning specified in the preamble to this Agreement.
“Reorganization Event” has the meaning specified in Section 6.2(a).
“Securities” has the meaning specified in the recitals to this Agreement.
“Seller” has the meaning specified in the preamble to this Agreement.
“Spin-Off Distribution” means a distribution by the Company of Marketable Securities issued by an issuer other than the Company to all or substantially all holders of Common Stock.
“Tender Offer Valuation Period” has the meaning specified in Section 6.1(e).
“Then-Current Market Price” of the Common Stock means the average Closing Price per share of Common Stock for the applicable Calculation Period.
“Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) (x) the New York Stock Exchange is open for trading, or, if the Common Stock (or any other applicable security) is not listed on the New York Stock Exchange, the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed is open for trading, (y) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange but is quoted on the over-the-counter market by Pink OTC Markets Inc. or a similar organization, Pink OTC Markets Inc. or such similar organization, as applicable, is open for quoting or (z) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or quoted by Pink OTC Markets Inc. or a similar organization, such day is a Business Day. A “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system or, if applicable, regular quoting on the relevant quotation system.

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“Transaction Value” means the sum of: (i) for any cash received in the Reorganization Event, the amount of the cash received per share of Common Stock; (ii) for any property other than cash or Marketable Securities received in the Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of the property received per share of Common Stock (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) for any Marketable Securities received in the Reorganization Event, an amount equal to the Average Market Price of those Marketable Securities on the Exchange Date multiplied by the number of those Marketable Securities received per share of Common Stock; provided, at when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the Marketable Securities received in the Reorganization Event. The number of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) will be adjusted if a dilution event of the type described in Article VI hereof occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
“Transfer Restrictions” has the meaning specified in the Collateral Agreement.
“Transferred Securities” has the meaning specified in Section 2.3(e).
“Trust Agreement” has the meaning specified in the preamble to this Agreement.
“Trustees” has the meaning specified in the Trust Agreement.
“U.S. Government Securities” means direct obligations of the United States of America.
“Value” means, (i) in respect of cash, the amount of such cash; (ii) in respect of any property other than cash or Marketable Securities, an amount equal to the market value on the date the Reorganization Event is consummated (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) in respect of any Marketable Security, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the date the Reorganization Event is consummated.
Section 1.2 Interpretation.
(a) When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference is to Articles or Sections of, or Exhibits or Schedules to, this Agreement unless otherwise indicated.
(b) The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.
(c) Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

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(d) Any reference to any statute, regulation or agreement is a reference to such statute, regulation or agreement as supplemented or amended from time to time.
ARTICLE II
SALE AND PURCHASE
Section 2.1 Sale and Purchase.
(a) Firm Shares. Upon the terms and subject to the conditions of this Agreement, and subject to Seller’s cash settlement alternative as provided in Section 2.3(d), Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the number of shares of Common Stock (the “Firm Shares”) equal to the product of the Firm Share Base Amount and the Exchange Rate.
(b) [Reserved]
(c) Exchange Rate. The “Exchange Rate” on any date shall be the rate determined in accordance with the following formula, subject to adjustment as a result of certain events as provided in Article VI:
(i) if the Average Market Price is less than $13.48 (the “Appreciation Threshold Price”) but equal to or greater than $11.00 (the “Initial Price”), the Exchange Rate will be the number of shares of Common Stock (rounded upward or downward to the nearest 1/10/000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th) having a value (as determined at the Average Market Price) equal to the Initial Price;
(ii) if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8163 of a share of Common Stock; or
(iii) if the Average Market Price is less than the Initial Price, the Exchange Rate will be 1.000 share of Common Stock.
If the Exchange Date is more than one day as described in the definition thereof, there nonetheless will be only one Calculation Period, ending on the third Trading Day prior to the first such day.
Section 2.2 Purchase Price.
(a) Firm Purchase Price. The purchase price for the Firm Shares (the “Firm Purchase Price”) shall be an amount equal to the difference between (i) the aggregate proceeds to Purchaser from the sale of the Firm Securities and (ii) the aggregate cost to Purchaser, as notified by Purchaser to Seller at the First Time of Delivery, of the Initial Treasury Securities.
(b) [Reserved]

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Section 2.3 Payment for and Delivery of Contract Stock.
(a) First Time of Delivery. Upon the terms and subject to the conditions of this Agreement, Purchaser shall deliver to Seller the Firm Purchase Price on December 21, 2010 (the “First Time of Delivery”), at the offices of Simpson Thatcher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by Purchaser and Seller, paid by wire transfer to an account designated by Seller, in Federal (immediately available) funds. The Firm Shares are also referred to in this Agreement as the “Contract Shares”.
(b) [Reserved]
(c) Sale and Delivery of Contract Shares. Seller agrees to deliver, except as otherwise provided in this Agreement, the Contract Shares to Purchaser on the Exchange Date, which Contract Shares shall be free and clear of any Liens and Transfer Restrictions. Unless Seller elects the Cash Settlement Alternative as provided in Section 2.3(d), delivery shall be effected by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement, in an amount equal to the number of Contract Shares, rounded down to the nearest whole number. Alternatively, in accordance with Section 5.2 of the Collateral Agreement, Seller may elect to deliver shares of Common Stock in an amount equal to the number of Contract Shares, rounded down to the nearest whole number, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date. Seller agrees to make a cash payment in respect of any fractional shares included in the Contract Shares at the Exchange Date, in an amount equal to the value of such fractional shares at the Average Market Price. In addition, if the difference between (A) the aggregate proceeds of any sale (net of any brokerage or related expenses) of any Common Stock or Marketable Securities sold by Purchaser pursuant to Section 2.4(f)(ii) of the Trust Agreement and (B) the product of the number of shares of Common Stock or Marketable Securities so sold and the Average Market Price, is negative, Seller shall pay such difference to Purchaser. If such difference is positive, Purchaser shall pay the difference to Seller. Notwithstanding the foregoing, if a Reorganization Event shall have occurred prior to the Exchange Date then, in lieu of the foregoing, delivery shall be effected as follows: (i) in the case of any cash required to be delivered on the Exchange Date as provided in Section 6.2, by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds; (ii) in the case of any Marketable Securities elected by Seller to be delivered in lieu of cash, as provided in Section 6.2, by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of the applicable number of Marketable Securities then held as collateral under the Collateral Agreement, as provided in Section 5.7 of the Collateral Agreement; and (iii) in the case of any cash included in the Accelerated Portion as provided in Section 6.2(b), by wire transfer as provided in clause (i) above or in the case of any non-cash assets included in such Accelerated Portion, by delivery by the Collateral Agent of such assets to the Custodian, for the account of Purchaser. Alternatively, Seller may elect to deliver shares of Marketable Securities in lieu of cash, as provided in Section 6.2, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Marketable Securities then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date.

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(d) Cash Settlement Alternative. At its option, Seller may deliver to Purchaser on the Exchange Date, in lieu of the Contract Shares, in whole or in part, an amount per share of Common Stock it chooses to settle in cash (the “Cash Settlement Alternative”) equal to the Average Market Price of Common Stock on the Exchange Date, paid by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds. If the Seller elects the Cash Settlement Alternative, it may do so by delivering notice to Purchaser, the Collateral Agent and the Custodian not less than 60 days nor more than 90 days preceding the Exchange Date then in effect, which notice shall state the portion to be settled in cash as a fixed percentage between 0% and 100%. If Seller elects the Cash Settlement Alternative, Purchaser shall provide notice of such election to the holders of the Securities not less than 45 days nor more than 90 days prior to the Exchange Date as then in effect.
(e) Satisfaction of Obligations; Agreement not to Resell. Notwithstanding any other provision of this Agreement, if on or prior to the Exchange Date, Seller transfers Securities to Purchaser, free and clear of any Liens and Transfer Restrictions, for cancellation (any Securities so transferred being referred to in this Agreement as the “Transferred Securities”) then the number of Contract Shares, or the cash in lieu thereof in the event the Cash Settlement Alternative is elected, deliverable by Seller pursuant to this Agreement shall be reduced by a number equal to the product of (i) the number of Contract Shares before giving effect to any such transfers and (ii) a fraction, the numerator of which is the number of Transferred Securities and the denominator of which is the number of Securities outstanding immediately prior to such transfer (rounded down to the nearest whole share). The Seller will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act of 1933, as amended) to resell any of the Securities that have been acquired by any of them.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.1 Representations and Warranties of Seller. Seller represents and warrants to Purchaser that each representation and warranty made by Seller pursuant to Section 1(b) of the Purchase Agreement is true and correct on the date of this Agreement.
Section 3.2 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that each representation and warranty made by Purchaser pursuant to Section 1(a) of the Purchase Agreement is true and correct on the date of this Agreement.

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ARTICLE IV
CONDITIONS TO PURCHASER’S OBLIGATIONS
Section 4.1 Condition to Delivery of Firm Purchase Price. The obligation of Purchaser to deliver the Firm Purchase Price at the First Time of Delivery is subject to the condition that the purchase by the Initial Purchasers of the Firm Securities pursuant to the Purchase Agreement shall have been consummated as contemplated under the Purchase Agreement and that Seller shall have delivered to Purchaser the forms set forth in Section 5.1(a)(ii) below.
Section 4.2 [Reserved]
ARTICLE V
COVENANTS
Section 5.1 Covenants of Seller and Purchaser.
(a) Taxes.
(i) Seller shall pay any and all documentary, stamp, transfer or similar taxes and charges that may be payable in respect of the execution of this Agreement and the transfer and delivery of the Contract Shares (or any cash or Marketable Securities or other property in lieu of the Contract Shares) and the sale by Purchaser of any assets pursuant to this Agreement. Purchaser may withhold from any payment under this Agreement any tax required by law, and Seller may withhold from any payment under this Agreement to the extent such withholding is the result of Purchaser failing to provide the Seller with an IRS Form W-9 setting forth an exemption from withholding, provided the Purchaser is eligible under law to deliver such IRS Form W-9 to the Seller.
(ii) As of the First Time of Delivery and the Exchange Date, to the extent legally applicable, the Company shall deliver to Purchaser an affidavit issued and duly certified by the Company pursuant to Treasury regulation sections 1.1445-2(c)(3) and 1.897-2(h) that the Company is not a U.S. real property holding corporation (“USRPHC”) and has not been a USRPHC at any time during the five-year period ending on the applicable date, or any substitute form the Company can legally provide and reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (“Non-USRPHC Certificate”). In the event, that the Company is unable to provide a Non-USRPHC Certificate under applicable law, the Sellers may elect to deliver to Purchaser a non-foreign person affidavit duly certifying that Seller is not a foreign person in the form that satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended, and is reasonably acceptable to the Purchaser and any other duly executed form reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (a “FIRPTA Certificate”). Seller shall immediately notify Purchaser when the Non-USRPHC Certificate or the Non-Foreign Person Affidavit is no longer accurate.

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(b) Forward Contract. Each of Seller and Purchaser hereby agrees that, unless otherwise required by law: (i) it will not treat this Agreement, any portion of this Agreement, or any obligation under this Agreement as giving rise to any interest expense or income or other inclusions or expense of ordinary income; (ii) it will not treat the delivery of any portion of the Contract Shares, cash, Marketable Securities or other property to be delivered pursuant to this Agreement as the payment of interest or ordinary income; (iii) it will treat this Agreement in its entirety as a forward contract for the delivery of such Contract Shares, cash, Marketable Securities or other property; and (iv) it will not take any action (including filing any tax return or form or taking any position in any tax proceeding, other than in connection with good faith negotiations in settlement of a tax proceeding) that is inconsistent with the treatment provided for in clauses (i) through (iii) of this Section 5.1(b). Seller and Purchaser may also take any action or position required by law provided that Seller or Purchaser, as the case may be, provides an opinion of counsel, nationally recognized as expert in Federal tax matters, to the effect that such action or position is required by a statutory change, Treasury regulation, or applicable court decision published after the date of this Agreement.
(c) Limitations on Trading During Certain Days. Seller hereby agrees that it will not buy Common Stock or securities exchangeable for or convertible into Common Stock for its own account during the 60 days prior to the Exchange Date; provided, however, during such period, Seller may purchase Common Stock in a private transaction for its own account from the account of Jerry Moyes, Jerry and Vickie Moyes as joint owners, the Jerry and Vickie Moyes Family Trust Dated 12/11/87, the Todd Moyes Trust Dated 4/27/07, the Hollie Moyes Trust Dated 4/27/07, the Chris Moyes Trust Dated 4/27/07 and the Lyndee Moyes Nester Trust Dated 4/27/07 or any of their affiliates.
(d) Notices. Seller will cause to be delivered to Purchaser:
(i) Immediately upon the occurrence of any Event of Default, or upon Seller’s obtaining knowledge that any of the conditions or events described in Section 7.1(a) or (b) hereof shall have occurred with respect to the Company, notice of such occurrence; and
(ii) If at any time prior to the Exchange Date, Seller receives notice, or otherwise obtains knowledge, that any event requiring an adjustment to be effected pursuant to Article VI hereof shall have occurred or be pending, then Seller shall promptly cause to be delivered to Purchaser a notice identifying such event and stating, if known to Seller, the date on which such event occurred or is to occur and, if applicable, the record date relating to such event. Seller shall cause further notices to be delivered to Purchaser if Seller shall subsequently receive notice, or otherwise obtain knowledge, of any further or revised information regarding the terms or timing of such event or any record date relating to such event.

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(e) Margin Stock. Seller hereby agrees that it will not use the proceeds from this Agreement to purchase or carry any margin stock.
Section 5.2 Further Assurances. From time to time on and after the date of this Agreement through the Exchange Date, each of the parties to this Agreement shall use its commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement, including (i) using commercially reasonable efforts to remove any legal impediment to the consummation of such transactions and (ii) the execution and delivery of all such deeds, agreements, assignments and further instruments of transfer and conveyance reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement.
ARTICLE VI
ADJUSTMENTS TO EXCHANGE RATE, APPRECIATION
THRESHOLD PRICE AND INITIAL PRICE; REORGANIZATION EVENTS
Section 6.1 Dilution Adjustments. The Exchange Rate, Appreciation Threshold Price and Initial Price shall be subject to adjustment from time to time as follows:
(a) Stock Dividends, Splits, Etc. If the Company shall, after the date of this Agreement,
(i) pay a stock dividend or make a distribution with respect to the Common Stock in shares of Common Stock;
(ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares of Common Stock; or
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;
then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to the fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately after the effective time of the adjustment relating to such event (giving effect to, and solely as a result of, such event as of such effective time), and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the effective time of the adjustment relating to such event. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(b) Right or Warrant Issuances. If the Company shall, after the date of this Agreement, issue, or declare a record date in respect of an issuance of, rights or warrants to all or substantially all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Current Market Price of the Common Stock (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest) for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to those rights or warrants, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock that the aggregate proceeds from the exercise of such rights or warrants would purchase at the Then-Current Market Price of the Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, which shall be determined by multiplying the total number of shares so offered for subscription or purchase by the exercise price of such rights or warrants and dividing the product so obtained by such Then-Current Market Price. For purposes of this Section 6.1(b), in determining whether any rights or warrants entitle the holders to subscribe for or purchase, or exercise a conversion right for, Common Stock at less than the applicable Then-Current Market Price, and in determining the aggregate exercise or conversion price payable for such Common Stock, there shall be taken into account any consideration the Company receives for such rights or warrants and any amount payable on exercise or conversion thereof, with the value of such consideration, if other than cash, to be determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(c) Distributions of Other Assets. If the Company shall, after the date of this Agreement, declare or pay a dividend or make a distribution to all or substantially all holders of Common Stock, in either case, consisting of evidences of its indebtedness or other non-cash assets (excluding (A) any stock dividends or distributions in shares of Common Stock referred to in Section 6.1(a) and (B) any Spin-Off Distributions) or shall issue to all or substantially all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in Section 6.1(b)), then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such distribution (“T”), and (ii) the denominator of which shall be T, less the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) as of the time the adjustment is effected of the portion of those evidences of indebtedness, non-cash assets or rights or warrants applicable to one share of Common Stock (“V”). If V is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(c), such distribution shall be deemed to be a liquidation of the Company subject to Section 6.2 where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(d) Cash Dividends. If the Company shall, after the date of this Agreement, declare a record date in respect of a distribution of cash, other than any cash distributed in consideration of fractional shares of Common Stock and any cash distributed in a Reorganization Event, by dividend or otherwise, to all or substantially all holders of Common Stock, then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such dividend or distribution (“T”), and (ii) the denominator of which shall be T, less the amount in cash per share that the Company distributes to holders of Common Stock (“C”). If C is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(d), such dividend or distribution shall be deemed to be a liquidation of the Company subject to Section 6.2, where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such dividend or distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(e) Tender or Exchange Offers. If the Company or any of its subsidiaries shall, after the date of this Agreement, make a payment in respect of a tender or exchange offer for the Common Stock (other than a tender offer solely to holders of fewer than 100 shares of Common Stock), and the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), of any other consideration included in the payment per share of Common Stock exceeds the Then-Current Market Price for the five consecutive Trading Day period commencing on the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (such period, the “Tender Offer Valuation Period”), then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the sum of (A) the aggregate cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), on the expiration date, of the other consideration paid or payable for shares accepted for purchase or exchange in such tender or exchange offer, plus (B) the product of (x) the Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period, multiplied by (y) the number of shares of Common Stock outstanding immediately after the time (the “Expiration Time”) such tender or exchange offer expires (after giving effect to such tender offer or exchange offer), and (ii) the denominator of which shall be such Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period multiplied by the number of shares of Common Stock outstanding immediately prior to the Expiration Time (prior to giving effect to such tender offer or exchange offer). If the application of the foregoing formula would result in a decrease in the Exchange Rate, no adjustment to the Exchange Rate will be made. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(f) Corresponding Adjustments to Initial Price, Appreciation Threshold Price and Closing Price.
(i) If any adjustment is made to the Exchange Rate pursuant to Section 6.1 (a), (b), (c), (d) or (e), the Appreciation Threshold Price and the Initial Price shall also be adjusted by dividing each of the Appreciation Threshold Price and the Initial Price by the applicable Dilution Adjustment.
(ii) If, during any Calculation Period used in calculating the Average Market Price or the Then-Current Market Price, an adjustment to the Exchange Rate becomes effective pursuant to this Section 6.1, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the trading days preceding the effective date of the adjustment in the Exchange Rate shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price.
(g) Timing of Dilution Adjustments. Each Dilution Adjustment shall be effected:
(i) in the case of any adjustment made pursuant to Section 6.1(a), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such dividend or distribution or the effective date of such subdivision, split or combination, as applicable;
(ii) in the case of any adjustment made pursuant to Section 6.1(b), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of holders of Common Stock entitled to receive such rights or warrants;
(iii) in the case of any adjustment made pursuant to Section 6.1(c), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such distribution;
(iv) in the case of any adjustment made pursuant to Section 6.1(d), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution; and
(v) in the case of any adjustment made pursuant to Section 6.1(e), immediately after 5:00 p.m., New York City time, on the final Trading Day of the Tender Offer Valuation Period; provided, that if the Exchange Date occurs within the five consecutive Trading Days next succeeding the expiration date, references with respect to “five consecutive Trading Day period” in Section 6.1(e) shall be deemed replaced with such lesser number of Trading Days as have elapsed between the expiration date and the Exchange Date in determining the applicable Exchange Rate.

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(h) General; Failure of Dilution Event to Occur. All Dilution Adjustments shall be rounded upward or downward to the nearest 1/10,000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th. No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent in the Exchange Rate; provided, however, that any adjustments that by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If any dividend or distribution of the type described in Section 6.1(a) is declared but not so paid or made, or the outstanding shares of Common Stock are not subdivided, split or combined, as the case may be, the Exchange Rate shall be immediately readjusted, effective as of the date the board of directors of the Company determines not to pay such dividend or distribution or to effect such subdivision, split or combination, to the Exchange Rate that would then be in effect if such subdivision, dividend, distribution, share split or share combination had not been declared or announced. If any rights or warrants described in Section 6.1(b) are not so issued, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to issue such rights or warrants, to the Exchange Rate that would then be in effect if such issuance had not been declared. If any rights or warrants described in Section 6.1(b) are not exercised or converted prior to the expiration of the exercisability or convertibility thereof, the Exchange Rate shall be readjusted to the Exchange Rate that would then be in effect if the adjustments made upon the issuance of such right or warrant had been made on the basis of the delivery of only the number of shares of the Common Stock actually delivered. If any dividend or distribution described in Section 6.1(c) or Section 6.1(d) is declared but not so paid or made, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to pay such dividend or distribution, to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared. If the Company or one of its subsidiaries is obligated to purchase shares of Common Stock pursuant to any tender or exchange offer described in Section 6.1(e), but the Company or such subsidiary is permanently prevented by applicable law from effecting any such purchase, or all such purchases are rescinded, then the Exchange Rate shall be readjusted to be the Exchange Rate that would then be in effect if such tender or exchange offer had not been made. If a Reorganization Event shall occur after the occurrence of one or more events requiring an adjustment pursuant to this Section 6.1, the Dilution Adjustments previously applied to the Exchange Rate in respect of such events shall not be rescinded but shall be applied to the new Exchange Rate provided for under Section 6.2.
(i) To the extent that the Company has a rights plan in effect prior to the Exchange Date and the rights have separated from the Common Stock, the Exchange Rate will be adjusted at the time of separation as if the Company had distributed to all holders of Common Stock rights to purchase any of its securities as described in Section 6.1(c) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

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Section 6.2 Adjustment for Consolidation, Merger or Other Reorganization Event.
(a) In the event of (i) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company or any such issuer (a “Company Successor”) with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which none of the Common Stock outstanding immediately before the merger or consolidation is exchanged for cash, securities or other property of the Company or another person), (ii) any sale, transfer, lease or conveyance to another corporation of all or substantially all of the property of the Company or any Company Successor, (iii)(x) any statutory exchange of securities of the Company or any Company Successor with another corporation or (y) any sale of all or substantially all of the outstanding equity securities of the Company or any Company Successor, including pursuant to any plan of arrangement or similar scheme with the Company’s stockholders under any applicable law, rule or regulation or order of any court or governmental authority (in the case of each of the preceding clauses (x) and (y), other than in connection with a consolidation or merger referred to in clause (i) immediately above), or (iv) any liquidation, dissolution or winding up of the Company or any Company Successor, in each case where all or substantially all of the shares of Common Stock are converted into or exchanged for cash, securities or other property of the Company or another person (any such event described in clause (i), (ii), (iii) or (iv), a “Reorganization Event”), Seller shall deliver to the Purchaser on the Exchange Date, in lieu of each share of Common Stock (or other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) subject to this Agreement, cash in an amount (the “Basic Reorganization Event Amount”) equal to (i) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (ii) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (iii) if the Transaction Value is less than the Initial Price, the Transaction Value. Notwithstanding the foregoing, if the consideration (the “Merger Consideration”) received by the holders of the Common Stock in the Reorganization Event (or the holders of other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) includes any Marketable Securities, Seller may, at its option, deliver those Marketable Securities on the Exchange Date (in lieu of delivering an amount of cash equal to the Average Market Price of those Marketable Securities on the Exchange Date).
(b) Notwithstanding Section 6.2(a), if at least 30% of the Value of the Merger Consideration consists of cash or property other than Marketable Securities (a “Cash Merger”), then Seller shall be required to deliver to the Purchaser, in lieu of the shares of Common Stock (or other Marketable Securities) that are deliverable under this Agreement, (i) within five Business Days after Seller receives the Merger Consideration, the Accelerated Portion; provided, that instead of delivering any non-cash consideration (other than Marketable Securities), Seller may, at its option, deliver cash in an amount equal to the Value of those assets; and (ii) on the Exchange Date, in lieu of each share of Common Stock that is deliverable under this Agreement (and the shares of other Marketable Securities that are deliverable per share of Common Stock under this

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Agreement following a Spin-Off Distribution), cash in an amount equal to (1) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (2) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (3) if the Transaction Value is less than the Initial Price, the Transaction Value, in each case minus the Value of the Accelerated Portion that is deliverable per share of Common Stock under this Agreement as determined in accordance with subsection (i) above. Seller may, at its option, deliver the Marketable Securities on the Exchange Date in lieu of delivering an amount of cash as described above.
(c) If a Reorganization Event occurs during a Calculation Period used to calculate the Average Market Price or Transaction Value, then the average Closing Prices used to calculate such Average Market Price or the average Closing Price referred to in clause (iii) of the definition of Transaction Value, in each case for the Trading Days preceding the effective date of the Reorganization Event, shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price to reflect the occurrence of that event.
(d) For the avoidance of doubt, if 100% of the Merger Consideration in a Cash Merger consists of cash, then delivery of the entire Merger Consideration will be accelerated as set forth in Section 6.2(b) above.
Section 6.3 Spin-Off Distributions. (a) If the Company shall, during the term of this Agreement, make a Spin-Off Distribution, then as of the record date of such Spin-Off Distribution, (i) the Contract Shares shall be deemed to include both (A) that number of shares of Common Stock equal to the Contract Shares as of such record date, and (B) that number of Marketable Securities of the class distributed in respect of the Contract Shares in such Spin-Off Distribution equal to the product of (x) such number of Contract Shares, and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution; (ii) Seller’s obligations under Section 2.3 shall include delivery of such Marketable Securities together with the Common Stock comprising the Contract Shares and the provisions of Section 2.3(c) shall apply mutatis mutandis to such Marketable Securities; and (iii) the “Closing Price” of the Common Stock, for purposes of calculating the Exchange Rate, shall thereafter be deemed to be equal to the sum of (A) the Closing Price per share of Common Stock and (B) the product of (x) the Closing Price per share of the spun-off Marketable Securities and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution. The number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in this Section 6.3(a), will be adjusted if any event that would, if it had occurred with respect to the Common Stock or the Company, have required an adjustment pursuant to the provisions described under Section 6.1 hereof occurs with respect to those Marketable Securities or their issuer between the time of the Spin-Off Distribution and the Exchange Date.

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(b) Instead of delivering Marketable Securities on the Exchange Date, Seller may exercise the Cash Settlement Alternative in respect of such Marketable Securities, in which case Section 2.3(d) shall apply to such election mutatis mutandis to such Marketable Securities, and Seller shall deliver cash equal to the value, based on the Average Market Price of the Marketable Securities at the Exchange Date, of the number of Marketable Securities that the Seller would otherwise be required to deliver on the Exchange Date.
(c) If a Spin-Off Distribution occurs and thereafter a Reorganization Event with respect to the Company occurs, then the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the Transaction Value and (B) the product of (x) the Average Market Price of a share of the spun-off Marketable Securities on the Exchange Date, provided that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the spun-off Marketable Securities, and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event, which number shall be adjusted as provided in Section 6.1 if a Dilution Adjustment occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
(d) If a Spin-Off Distribution occurs and thereafter any transaction with respect to the issuer of the spun-off Marketable Securities that would have been a Reorganization Event if it had occurred with respect to the Company occurs, then (i) all references to the Common Stock and the Company in the definitions of “Reorganization Event” and “Transaction Value” will be deemed to refer to the spun-off Marketable Securities and their issuer, respectively, and (ii) the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the product of (x) the Transaction Value of the applicable Reorganization Event per share of such Marketable Securities and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event and (B) the Average Market Price of a share of the Common Stock on the Exchange Date; provided, that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the shares of Common Stock. If any event that requires an adjustment pursuant to Section 6.1 hereof occurs with respect to the Common Stock or the Company between the time of the Reorganization Event and the Exchange Date, the amount described in clause (A) that Seller is required to deliver per share of the Common Stock will be adjusted by dividing that amount by the applicable Dilution Adjustment made to the Common Stock.
(e) If a Spin-Off Distribution occurs during a Calculation Period used to calculate the Average Market Price or the Then-Current Market Price, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the Trading Days preceding the effective date of the Spin-Off Distribution shall be appropriately adjusted to reflect the occurrence of that event.

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Section 6.4 Adjustments with Respect to Marketable Securities. If any event that requires an adjustment pursuant to Section 6.1 occurs with respect to the Common Stock or the Company between the time of the Spin-Off Distribution and the Exchange Date, the number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in Section 6.3(a), will be adjusted by dividing that number by the applicable Dilution Adjustment made to the Common Stock. Adjustment for such subsequent events shall be as nearly equivalent as practicable to the adjustments provided for in Article VI hereof.
ARTICLE VII
ACCELERATION UPON AN EVENT OF
DEFAULT; TRANSFER AGENT INSTRUCTIONS
Section 7.1 Events of Default. If one or more of the following events (each an “Event of Default”) shall occur:
(a) Seller (including, for the avoidance of doubt, Grantor) shall commence a voluntary case or other proceeding seeking a liquidation, reorganization or other relief with respect to such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such person, or shall make a general assignment for the benefit of creditors, or shall take any action to authorize any of the foregoing; or
(b) an involuntary case or other proceeding shall be commenced against Seller (including, for the avoidance of doubt, Grantor) seeking liquidation, reorganization or other relief with respect to such person or such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against such person under the federal bankruptcy laws as now or hereafter in effect; or
(c) a Collateral Event of Default within the meaning of the Collateral Agreement shall occur;
then, upon the occurrence of any such event, Seller’s obligations under this Agreement will automatically be accelerated and Seller shall become obligated to deliver the Maximum Deliverable Number of shares of Common Stock (or, after a Reorganization Event or Spin-Off Distribution, the Marketable Securities or cash or other assets or a combination of Marketable Securities or cash or other assets deliverable instead of or in addition to those shares of Common Stock), or any U.S. Government Securities or other property then pledged as collateral under the Collateral Agreement for Seller’s obligations. Purchaser and Seller agree that such amount is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and Purchaser will not be entitled to recover additional damages as a consequence of any loss resulting from an Event of Default.

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Section 7.2 Transfer Agent Instructions. Seller agrees to provide the transfer agent for the Common Stock or any Marketable Securities with irrevocable standing instructions to pay over directly to the Collateral Agent for the benefit of Purchaser all cash or other property received in respect of distributions or dividends on the Common Stock or Marketable Securities or in connection with a Reorganization Event. Purchaser agrees to irrevocably instruct the Collateral Agent, and to cause the Collateral Agent, to promptly pay over to Seller any dividends, interest, principal or other payments received by the Collateral Agent on any collateral pledged by Seller, including any substitute collateral, unless Seller is in default on its obligations under the Collateral Agreement (including Seller’s obligation to pledge additional shares of Common Stock when required under the Collateral Agreement), or unless the payment of that amount to Seller would cause the collateral to become insufficient under the Collateral Agreement. Seller will have the right to vote any pledged shares of Common Stock or Marketable Securities for so long as those shares are owned by it and pledged under the Collateral Agreement, unless an event of default occurs under this Agreement or the Collateral Agreement.
ARTICLE VIII
MISCELLANEOUS
Section 8.1 Adjustments of Exchange Rate; Selection of Independent Investment Banking Firm. Purchaser shall be responsible for the effectuation and calculation of any adjustment pursuant to Article VI hereof and shall furnish Seller notice of any such adjustment and shall provide Seller reasonable opportunity to review the calculations pertaining to any such adjustment. If, pursuant to the terms and conditions of this Agreement, the Administrator shall be required to retain a nationally recognized independent investment banking firm for any purpose provided in this Agreement, such nationally recognized independent investment banking firm shall be selected and retained by the Administrator only after consultation with Seller.
Section 8.2 No Assumption of Liability. By executing this Agreement, none of the Trustees assumes any personal liability under this Agreement. The Trust Agreement was executed or made by or on behalf of the Trust by the Trustees as trustees and not individually and the obligations of this Agreement are not binding upon any of them or the holders of the Securities individually but are binding only upon the assets and property of the Trust.
Section 8.3 Notices.
(a) All notices and other communications provided for in this Agreement, unless otherwise specified, shall be in writing and shall be given at the addresses set forth in the following sentence or at such other addresses as may be designated by notice duly given in accordance with this Section 8.3 to each other party to this Agreement. Until such notice is given, (i) notices to Purchaser shall be directed to it in care of the Administrator, U.S. Bank National Association, Corporate Trust Services, Attention: 2010 Swift Mandatory Common Exchange Security Trust, 101 N. 1st Avenue, Suite 1600, Phoenix, Arizona 85003, Telephone No.: (602) 257-5430, Facsimile No.: (602) 257-5433, with a copy to Scott R. Saks, Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, Facsimile No.: (212) 230-7760; and (ii) notices to Seller shall be directed to it at the Michael J. Moyes Trust Dated 4/27/07 at P.O. Box 1397, Tolleson, AZ 85353, Attention: Elly Penrod, with a copy to Earl Scudder, Scudder Law Firm, P.C., L.L.O., 411 South 13th St., 2nd Floor, Lincoln, Nebraska 68508, with a copy to Heather A. Carmody, Barnes & Thornburg LLP, One North Wacker Drive, Suite 4400, Chicago, IL 60606-2809.

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(b) Each notice given pursuant to Section 8.3(a) shall be effective (i) if sent by certified mail (return receipt requested), 72 hours after being deposited in the United States mail, postage prepaid; (ii) if given by telex or telecopier, when such telex or telecopied notice is transmitted (with electronic confirmation of transmission or verbal confirmation of receipt); or (iii) if given by any other means, when delivered at the address specified in this Section 8.3.
Section 8.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
Section 8.5 Severability. To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.
Section 8.6 Entire Agreement. Except as expressly set forth in this Agreement, this Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement.
Section 8.7 Amendments; Waivers. Any provision of this Agreement may be amended or waived (either generally or in a particular instance and either retrospectively or prospectively) if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto or, in the case of a waiver, by the party against whom the waiver is to be effective. Purchaser agrees that it will not, without Seller’s written consent, agree to amend or waive any provision of the Trust Agreement in any manner that materially and adversely affects the rights or obligations of Seller hereunder. No failure or delay by either party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 8.8 Non-Assignability. This Agreement and the rights and obligations of the parties under this Agreement may not be assigned or delegated by either party without the prior written consent of the other party, and any purported assignment without such consent shall be void.

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Section 8.9 No Third Party Rights; Successors and Assigns. This Agreement is not intended and shall not be construed to create any rights in any person other than the parties hereto and their respective successors and assigns and no person shall assert any rights as third party beneficiary under this Agreement. Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and be enforceable by, and inure to the benefit of, their respective successors and assigns whether so expressed or not and shall be enforceable by and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 8.10 Counterparts. This Agreement may be executed, acknowledged and delivered in any number of counterparts, each of which shall be an original, but all of which shall constitute a single agreement, with the same effect as if the signatures on each such counterpart were upon the same instrument. A copy of a counterpart sent by facsimile machine or other electronic means must be treated as an original counterpart, is sufficient evidence of the execution of the original and may be produced in evidence for all purposes in place of the original.
Section 8.11 Grantors. Grantor hereby makes all representations and warranties and agrees to perform all the covenants and other obligations of Seller under this Agreement as if he were “Seller” hereunder, and every reference to “Seller” shall be deemed to include Grantor, including without limitation those references in Section 7.1 (a) and (b) hereof. All the covenants and agreements contained in this Agreement by or on behalf of Grantor shall bind and be enforceable by, and inure to the benefit of, its successors and assigns whether so expressed or not, including without limitation, the estate of Grantor, and the executor, administrator or personal representative of such Grantor, as well as such Grantor’s heirs, assigns, beneficiaries, transferees and distributees, or any receiver or trustee in bankruptcy or representative of such Grantor’s creditors, and shall be enforceable by and inure to the benefit of Grantor and its successors and assigns. In addition, within three months of the appointment of a personal representative of the estate of any deceased Grantor, such personal representative shall enter into an agreement assuming all of the obligations of this Agreement arid agreeing not to challenge this Agreement, and failure to do so shall be an Event of Default hereunder. Grantor covenants and agrees that he or she will not revoke Seller while this Agreement is outstanding.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the first date set forth above.

SELLER: MICHAEL J. MOYES TRUST dated April 27, 2007
By:	/s/ Lyndee Moyes Nester
Lyndee Moyes Nester, Trustee

Michael J. Moyes
/s/ Michael J. Moyes

[Signature Page to the Forward Purchase Agreement]

PURCHASER: 2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST
By:	/s/ Donald J. Puglisi
Donald J. Puglisi, as Trustee

By:	/s/ William R. Latham
William R. Latham, as Trustee

By:	/s/ James B. O’Neill
James B. O’Neill, as Trustee

[Signature Page to the Forward Purchase Agreement]

EXECUTION VERSION
FORWARD PURCHASE AGREEMENT
Between
The Chris Moyes Trust Dated 4/27/07, as Seller,
Chris Moyes,
and
2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST,
as Purchaser
Dated as of December 21, 2010

-i-

(continued)

-ii-

FORWARD PURCHASE AGREEMENT
FORWARD PURCHASE AGREEMENT (this “Agreement”), dated as of December 21, 2010, between the Chris Moyes Trust Dated 4/27/07 (“Seller”), Chris Moyes (“Grantor”) and the 2010 Swift Mandatory Common Exchange Security Trust, a trust organized under the laws of the State of New York under and by virtue of an Amended and Restated Trust Agreement, dated as of December 15, 2010 (the “Trust Agreement”; such business trust and the trustees thereof acting in their capacity as such being referred to in this Agreement as “Purchaser”).
WITNESSETH:
WHEREAS, Seller as of the date hereof owns shares of Class B Common Stock, par value $0.01 per share (the “Pledged Shares”), of Swift Transportation Company, a Delaware corporation (the “Company”), which shares are convertible into shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), of the Company upon consummation of the transfer to Purchaser of such shares pursuant to the terms and conditions of this Agreement, and Seller will own such Pledged Shares as of the First Time of Delivery (as defined below); and
WHEREAS, Purchaser has prepared an offering memorandum contemplating the offering of up to 26,136,364 $0.66 Trust Issued Mandatory Common Exchange Securities (the “Securities”), the terms of which contemplate delivery by Purchaser to the holders of such Securities of a number of shares of Common Stock (or, in certain circumstances, cash or other property in lieu of such Common Stock) on, or, in certain circumstances, prior to, the Exchange Date referred to below; and
WHEREAS, Seller has agreed, pursuant to the Collateral Agreement, dated as of December 21, 2010 (together with any substitute agreement therefor entered into pursuant to Section 2.2(a) of the Trust Agreement, the “Collateral Agreement”), among Seller, as Pledgor, U.S. Bank National Association, as Collateral Agent (as defined below), and Purchaser to grant to the Collateral Agent, for the benefit of Purchaser, a security interest in the Pledged Shares and, in certain circumstances, certain other collateral to secure the obligations of Seller under this Agreement; and
WHEREAS, Purchaser has agreed, effective as of the First Time of Delivery, pursuant to the Purchase Agreement, dated December 15, 2010 (the “Purchase Agreement”), among Purchaser, Seller, Grantor, the other sellers and grantors party thereto, the Company, Swift Corporation and Morgan Stanley & Co. Incorporated and the other initial purchasers listed in Schedule I thereto (collectively, the “Initial Purchasers”), to issue and sell to the Initial Purchasers an aggregate of 27,727,273 Securities (the “Firm Securities”) and, at the Initial Purchasers’ option as provided therein, up to 3,409,091 additional Securities (such additional Securities as the Initial Purchaser shall actually purchase pursuant to the Purchase Agreement, the “Optional Securities”);
NOW, THEREFORE, the parties to this Agreement, intending to be bound, agree as follows:

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ARTICLE I
DEFINITIONS; INTERPRETATION
Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:
“Accelerated Portion” means, in relation to any Cash Merger, the portion of the Merger Consideration received in exchange for shares of Common Stock (or other Marketable Securities) other than Marketable Securities that has a Value equal to the amount determined by multiplying the Value of the portion of the Merger Consideration received in exchange for such shares of Common Stock (or other Marketable Securities) that consists of assets other than Marketable Securities by a fraction, (i) the numerator of which is the Basic Reorganization Event Amount and (ii) the denominator of which is the Transaction Value.
“Administrator” means U.S. Bank National Association, administrator for Purchaser under the Administration Agreement, or its successor in such capacity, or any other Administrator appointed pursuant to the Trust Agreement and the Administration Agreement.
“Administration Agreement” means the Administration Agreement, dated as of December 21, 2010, between the Administrator and Purchaser.
“Agreement” has the meaning set forth in the Preamble.
“Appreciation Threshold Price” has the meaning specified in Section 2.1(c).
“Average Market Price” per share of Common Stock or Marketable Security on any date means the average Closing Price per share of Common Stock or Marketable Security for the Calculation Period consisting of the 20 Trading Days immediately prior to but not including the third Trading Day prior to such date.
“Basic Reorganization Event Amount” has the meaning specified in Section 6.2(a).
“Business Day” means a day on which the New York Stock Exchange is open for trading and that is not a day on which commercial banks in The City of New York are authorized or obligated by law to close.
“Calculation Period” means any period of Trading Days for which an average security price must be determined pursuant to this Agreement.
“Cash Merger” has the meaning specified in Section 6.2(b).
“Cash Percentage” has the meaning specified in Section 2.3(d).
“Cash Settlement Alternative” has the meaning specified in Section 2.3(d).

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“Closing Price” of a share of Common Stock (or any other Marketable Security or common equity) on any Trading Day means (i) the last reported sale price per share (or, if no last sale price is reported, the average of the bid and ask prices per share or, if more than one in either case, the average of the average bid and the average ask prices per share) on such day reported by the New York Stock Exchange, or, if the Common Stock (or such other security) is not listed on the New York Stock Exchange, as reported by the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed, (ii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange, the last quoted bid price on that day for the Common Stock (or such other security) in the over-the-counter market as reported by Pink OTC Markets Inc. or a similar organization or (iii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or so quoted by Pink OTC Markets Inc. or a similar organization, the market price of the Common Stock (or such other security) on that day as determined by a nationally recognized independent investment banking firm retained by the Administrator for this purpose, whose determination shall be conclusive; provided, that if any event that results in an adjustment to the number of shares of Common Stock or Marketable Securities deliverable under this Agreement pursuant to Article VI occurs during any Calculation Period, the Closing Price as determined pursuant to the foregoing for each Trading Day in the Calculation Period occurring prior to the date on which such adjustment is effected will be appropriately adjusted to reflect the occurrence of such event.
“Collateral Agent” means U.S. Bank National Association, in its capacity as Collateral Agent under the Collateral Agreement, or its successor in such capacity, or any other Collateral Agent appointed pursuant to the Trust Agreement and the Collateral Agreement.
“Collateral Agreement” has the meaning specified in the recitals to this Agreement.
“common equity” means any security of any class of capital stock (whether voting or non-voting) that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer of such capital stock and that is not subject to redemption by the issuer of such capital stock.
“Common Stock” has the meaning specified in the recitals to this Agreement.
“Company” has the meaning specified in the recitals to this Agreement.
“Company Successor” has the meaning specified in Section 6.2(a).
“Contract Shares” has the meaning specified in Section 2.1(b), as adjusted pursuant to Section 2.3(e).
“Custodian” means U.S. Bank National Association, as custodian for Purchaser under the Custodian Agreement, or its successor in such capacity, or any other Custodian appointed pursuant to the Trust Agreement and the Custodian Agreement.
“Custodian Agreement” means the Custodian Agreement, dated as of December 21, 2010, between the Custodian and Purchaser.

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“Dilution Adjustment” means any fraction or number by which the Exchange Rate shall be multiplied pursuant to Section 6.1(a), (b), (c), (d) or (e).
“Event of Default” has the meaning specified in Section 7.1.
“Exchange Date” means December 31, 2013, provided that if the number of shares of Common Stock or other Marketable Securities, as applicable, deliverable to the Purchaser on that date would exceed 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable, such excess portion will be delivered on successive Business Days (with no delivery on any Business Day of a number of shares of Common Stock or other Marketable Securities, as applicable, in excess of 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable) until such entire excess portion has been delivered. Each reference in this Agreement to the Exchange Date shall be deemed a reference to December 31, 2013 (or any date to which the Exchange Date is accelerated) and each such other Business Day.
“Exchange Rate” has the meaning specified in Section 2.16.1 (c).
“Expiration Time” has the meaning specified in Section 6.1(e).
“Firm Purchase Price” has the meaning specified in Section 2.2(a).
“Firm Securities” has the meaning specified in the recitals to this Agreement.
“Firm Share Base Amount” means 690,291 shares of Common Stock.
“Firm Shares” has the meaning specified in Section 2.1(a).
“First Time of Delivery” has the meaning specified in Section 2.3(a).
“Full Share Number” has the meaning in Section 2.3(d).
“Grantor” has the meaning specified in the preamble to this Agreement.
“Initial Price” has the meaning specified in Section 2.1(c).
“Initial Purchasers” has the meaning specified in the recitals to this Agreement.
“Initial Treasury Securities” means the U.S. Government Securities purchased by Purchaser pursuant to Section 2.3(b)(i) of the Trust Agreement for settlement at the First Time of Delivery.
“Liens” means any lien, mortgage, security interest, pledge, charge, encumbrance or adverse claim of any kind.
“Market Disruption Event” means the occurrence or existence on any scheduled trading day for the Common Stock (or any other applicable security) of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the Common Stock (or such other security, including Marketable Securities) or in any options, contracts or futures contracts relating to the Common Stock (or such other security, including Marketable Securities), and such suspension or limitation occurs or exists at any time within 30 minutes prior to the closing time of the relevant stock exchange on such day.

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“Marketable Securities” means any common equity securities (whether voting or non-voting) listed on a U.S. national or regional securities exchange.
“Maximum Deliverable Number” has the meaning specified in the Collateral Agreement.
“Merger Consideration” has the meaning specified in Section 6.2(a).
“Optional Securities” has the meaning specified in the recitals to this Agreement.
“Purchase Agreement” has the meaning specified in the recitals to this Agreement.
“Purchaser” has the meaning specified in the preamble to this Agreement.
“Reorganization Event” has the meaning specified in Section 6.2(a).
“Securities” has the meaning specified in the recitals to this Agreement.
“Seller” has the meaning specified in the preamble to this Agreement.
“Spin-Off Distribution” means a distribution by the Company of Marketable Securities issued by an issuer other than the Company to all or substantially all holders of Common Stock.
“Tender Offer Valuation Period” has the meaning specified in Section 6.1(e).
“Then-Current Market Price” of the Common Stock means the average Closing Price per share of Common Stock for the applicable Calculation Period.
“Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) (x) the New York Stock Exchange is open for trading, or, if the Common Stock (or any other applicable security) is not listed on the New York Stock Exchange, the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed is open for trading, (y) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange but is quoted on the over-the-counter market by Pink OTC Markets Inc. or a similar organization, Pink OTC Markets Inc. or such similar organization, as applicable, is open for quoting or (z) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or quoted by Pink OTC Markets Inc. or a similar organization, such day is a Business Day. A “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system or, if applicable, regular quoting on the relevant quotation system.

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“Transaction Value” means the sum of: (i) for any cash received in the Reorganization Event, the amount of the cash received per share of Common Stock; (ii) for any property other than cash or Marketable Securities received in the Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of the property received per share of Common Stock (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) for any Marketable Securities received in the Reorganization Event, an amount equal to the Average Market Price of those Marketable Securities on the Exchange Date multiplied by the number of those Marketable Securities received per share of Common Stock; provided, at when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the Marketable Securities received in the Reorganization Event. The number of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) will be adjusted if a dilution event of the type described in Article VI hereof occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
“Transfer Restrictions” has the meaning specified in the Collateral Agreement.
“Transferred Securities” has the meaning specified in Section 2.3(e).
“Trust Agreement” has the meaning specified in the preamble to this Agreement.
“Trustees” has the meaning specified in the Trust Agreement.
“U.S. Government Securities” means direct obligations of the United States of America.
“Value” means, (i) in respect of cash, the amount of such cash; (ii) in respect of any property other than cash or Marketable Securities, an amount equal to the market value on the date the Reorganization Event is consummated (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) in respect of any Marketable Security, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the date the Reorganization Event is consummated.
Section 1.2 Interpretation.
(a) When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference is to Articles or Sections of, or Exhibits or Schedules to, this Agreement unless otherwise indicated.
(b) The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.
(c) Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

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(d) Any reference to any statute, regulation or agreement is a reference to such statute, regulation or agreement as supplemented or amended from time to time.
ARTICLE II
SALE AND PURCHASE
Section 2.1 Sale and Purchase.
(a) Firm Shares. Upon the terms and subject to the conditions of this Agreement, and subject to Seller’s cash settlement alternative as provided in Section 2.3(d), Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the number of shares of Common Stock (the “Firm Shares”) equal to the product of the Firm Share Base Amount and the Exchange Rate.
(b) [Reserved]
(c) Exchange Rate. The “Exchange Rate” on any date shall be the rate determined in accordance with the following formula, subject to adjustment as a result of certain events as provided in Article VI:
(i) if the Average Market Price is less than $13.48 (the “Appreciation Threshold Price”) but equal to or greater than $11.00 (the “Initial Price”), the Exchange Rate will be the number of shares of Common Stock (rounded upward or downward to the nearest 1/10/000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th) having a value (as determined at the Average Market Price) equal to the Initial Price;
(ii) if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8163 of a share of Common Stock; or
(iii) if the Average Market Price is less than the Initial Price, the Exchange Rate will be 1.000 share of Common Stock.
If the Exchange Date is more than one day as described in the definition thereof, there nonetheless will be only one Calculation Period, ending on the third Trading Day prior to the first such day.
Section 2.2 Purchase Price.
(a) Firm Purchase Price. The purchase price for the Firm Shares (the “Firm Purchase Price”) shall be an amount equal to the difference between (i) the aggregate proceeds to Purchaser from the sale of the Firm Securities and (ii) the aggregate cost to Purchaser, as notified by Purchaser to Seller at the First Time of Delivery, of the Initial Treasury Securities.
(b) [Reserved]

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Section 2.3 Payment for and Delivery of Contract Stock.
(a) First Time of Delivery. Upon the terms and subject to the conditions of this Agreement, Purchaser shall deliver to Seller the Firm Purchase Price on December 21, 2010 (the “First Time of Delivery”), at the offices of Simpson Thatcher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by Purchaser and Seller, paid by wire transfer to an account designated by Seller, in Federal (immediately available) funds. The Firm Shares are also referred to in this Agreement as the “Contract Shares”.
(b) [Reserved]
(c) Sale and Delivery of Contract Shares. Seller agrees to deliver, except as otherwise provided in this Agreement, the Contract Shares to Purchaser on the Exchange Date, which Contract Shares shall be free and clear of any Liens and Transfer Restrictions. Unless Seller elects the Cash Settlement Alternative as provided in Section 2.3(d), delivery shall be effected by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement, in an amount equal to the number of Contract Shares, rounded down to the nearest whole number. Alternatively, in accordance with Section 5.2 of the Collateral Agreement, Seller may elect to deliver shares of Common Stock in an amount equal to the number of Contract Shares, rounded down to the nearest whole number, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date. Seller agrees to make a cash payment in respect of any fractional shares included in the Contract Shares at the Exchange Date, in an amount equal to the value of such fractional shares at the Average Market Price. In addition, if the difference between (A) the aggregate proceeds of any sale (net of any brokerage or related expenses) of any Common Stock or Marketable Securities sold by Purchaser pursuant to Section 2.4(f)(ii) of the Trust Agreement and (B) the product of the number of shares of Common Stock or Marketable Securities so sold and the Average Market Price, is negative, Seller shall pay such difference to Purchaser. If such difference is positive, Purchaser shall pay the difference to Seller. Notwithstanding the foregoing, if a Reorganization Event shall have occurred prior to the Exchange Date then, in lieu of the foregoing, delivery shall be effected as follows: (i) in the case of any cash required to be delivered on the Exchange Date as provided in Section 6.2, by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds; (ii) in the case of any Marketable Securities elected by Seller to be delivered in lieu of cash, as provided in Section 6.2, by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of the applicable number of Marketable Securities then held as collateral under the Collateral Agreement, as provided in Section 5.7 of the Collateral Agreement; and (iii) in the case of any cash included in the Accelerated Portion as provided in Section 6.2(b), by wire transfer as provided in clause (i) above or in the case of any non-cash assets included in such Accelerated Portion, by delivery by the Collateral Agent of such assets to the Custodian, for the account of Purchaser. Alternatively, Seller may elect to deliver shares of Marketable Securities in lieu of cash, as provided in Section 6.2, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Marketable Securities then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date.

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(d) Cash Settlement Alternative. At its option, Seller may deliver to Purchaser on the Exchange Date, in lieu of the Contract Shares, in whole or in part, an amount per share of Common Stock it chooses to settle in cash (the “Cash Settlement Alternative”) equal to the Average Market Price of Common Stock on the Exchange Date, paid by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds. If the Seller elects the Cash Settlement Alternative, it may do so by delivering notice to Purchaser, the Collateral Agent and the Custodian not less than 60 days nor more than 90 days preceding the Exchange Date then in effect, which notice shall state the portion to be settled in cash as a fixed percentage between 0% and 100%. If Seller elects the Cash Settlement Alternative, Purchaser shall provide notice of such election to the holders of the Securities not less than 45 days nor more than 90 days prior to the Exchange Date as then in effect.
(e) Satisfaction of Obligations; Agreement not to Resell. Notwithstanding any other provision of this Agreement, if on or prior to the Exchange Date, Seller transfers Securities to Purchaser, free and clear of any Liens and Transfer Restrictions, for cancellation (any Securities so transferred being referred to in this Agreement as the “Transferred Securities”) then the number of Contract Shares, or the cash in lieu thereof in the event the Cash Settlement Alternative is elected, deliverable by Seller pursuant to this Agreement shall be reduced by a number equal to the product of (i) the number of Contract Shares before giving effect to any such transfers and (ii) a fraction, the numerator of which is the number of Transferred Securities and the denominator of which is the number of Securities outstanding immediately prior to such transfer (rounded down to the nearest whole share). The Seller will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act of 1933, as amended) to resell any of the Securities that have been acquired by any of them.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.1 Representations and Warranties of Seller. Seller represents and warrants to Purchaser that each representation and warranty made by Seller pursuant to Section 1(b) of the Purchase Agreement is true and correct on the date of this Agreement.
Section 3.2 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that each representation and warranty made by Purchaser pursuant to Section 1(a) of the Purchase Agreement is true and correct on the date of this Agreement.

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ARTICLE IV
CONDITIONS TO PURCHASER’S OBLIGATIONS
Section 4.1 Condition to Delivery of Firm Purchase Price. The obligation of Purchaser to deliver the Firm Purchase Price at the First Time of Delivery is subject to the condition that the purchase by the Initial Purchasers of the Firm Securities pursuant to the Purchase Agreement shall have been consummated as contemplated under the Purchase Agreement and that Seller shall have delivered to Purchaser the forms set forth in Section 5.1(a)(ii) below.
Section 4.2 [Reserved]
ARTICLE V
COVENANTS
Section 5.1 Covenants of Seller and Purchaser.
(a) Taxes.
(i) Seller shall pay any and all documentary, stamp, transfer or similar taxes and charges that may be payable in respect of the execution of this Agreement and the transfer and delivery of the Contract Shares (or any cash or Marketable Securities or other property in lieu of the Contract Shares) and the sale by Purchaser of any assets pursuant to this Agreement. Purchaser may withhold from any payment under this Agreement any tax required by law, and Seller may withhold from any payment under this Agreement to the extent such withholding is the result of Purchaser failing to provide the Seller with an IRS Form W-9 setting forth an exemption from withholding, provided the Purchaser is eligible under law to deliver such IRS Form W-9 to the Seller.
(ii) As of the First Time of Delivery, the Second Time of Delivery, and the Exchange Date, to the extent legally applicable, the Company shall deliver to Purchaser an affidavit issued and duly certified by the Company pursuant to Treasury regulation sections 1.1445-2(c)(3) and 1.897-2(h) that the Company is not a U.S. real property holding corporation (“USRPHC”) and has not been a USRPHC at any time during the five-year period ending on the applicable date, or any substitute form the Company can legally provide and reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (“Non-USRPHC Certificate”). In the event, that the Company is unable to provide a Non-USRPHC Certificate under applicable law, the Sellers may elect to deliver to Purchaser a non-foreign person affidavit duly certifying that Seller is not a foreign person in the form that satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended, and is reasonably acceptable to the Purchaser and any other duly executed form reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (a “FIRPTA Certificate”). Seller shall immediately notify Purchaser when the Non-USRPHC Certificate or the Non-Foreign Person Affidavit is no longer accurate.

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(b) Forward Contract. Each of Seller and Purchaser hereby agrees that, unless otherwise required by law: (i) it will not treat this Agreement, any portion of this Agreement, or any obligation under this Agreement as giving rise to any interest expense or income or other inclusions or expense of ordinary income; (ii) it will not treat the delivery of any portion of the Contract Shares, cash, Marketable Securities or other property to be delivered pursuant to this Agreement as the payment of interest or ordinary income; (iii) it will treat this Agreement in its entirety as a forward contract for the delivery of such Contract Shares, cash, Marketable Securities or other property; and (iv) it will not take any action (including filing any tax return or form or taking any position in any tax proceeding, other than in connection with good faith negotiations in settlement of a tax proceeding) that is inconsistent with the treatment provided for in clauses (i) through (iii) of this Section 5.1(b). Seller and Purchaser may also take any action or position required by law provided that Seller or Purchaser, as the case may be, provides an opinion of counsel, nationally recognized as expert in Federal tax matters, to the effect that such action or position is required by a statutory change, Treasury regulation, or applicable court decision published after the date of this Agreement.
(c) Limitations on Trading During Certain Days. Seller hereby agrees that it will not buy Common Stock or securities exchangeable for or convertible into Common Stock for its own account during the 60 days prior to the Exchange Date; provided, however, during such period, Seller may purchase Common Stock in a private transaction for its own account from the account of Jerry Moyes, Jerry and Vickie Moyes as joint owners, the Jerry and Vickie Moyes Family Trust Dated 12/11/87, the Todd Moyes Trust Dated 4/27/07, the Hollie Moyes Trust Dated 4/27/07, the Lyndee Moyes Nester Trust Dated 4/27/07, the Marti Lyn Moyes Trust Dated 4/27/07 and the Michael J. Moyes Trust Dated 4/27/07 or any of their affiliates.
(d) Notices. Seller will cause to be delivered to Purchaser:
(i) Immediately upon the occurrence of any Event of Default, or upon Seller’s obtaining knowledge that any of the conditions or events described in Section 7.1(a) or (b) hereof shall have occurred with respect to the Company, notice of such occurrence; and
(ii) If at any time prior to the Exchange Date, Seller receives notice, or otherwise obtains knowledge, that any event requiring an adjustment to be effected pursuant to Article VI hereof shall have occurred or be pending, then Seller shall promptly cause to be delivered to Purchaser a notice identifying such event and stating, if known to Seller, the date on which such event occurred or is to occur and, if applicable, the record date relating to such event. Seller shall cause further notices to be delivered to Purchaser if Seller shall subsequently receive notice, or otherwise obtain knowledge, of any further or revised information regarding the terms or timing of such event or any record date relating to such event.

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(e) Margin Stock. Seller hereby agrees that it will not use the proceeds from this Agreement to purchase or carry any margin stock.
Section 5.2 Further Assurances. From time to time on and after the date of this Agreement through the Exchange Date, each of the parties to this Agreement shall use its commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement, including (i) using commercially reasonable efforts to remove any legal impediment to the consummation of such transactions and (ii) the execution and delivery of all such deeds, agreements, assignments and further instruments of transfer and conveyance reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement.
ARTICLE VI
ADJUSTMENTS TO EXCHANGE RATE, APPRECIATION
THRESHOLD PRICE AND INITIAL PRICE; REORGANIZATION EVENTS
Section 6.1 Dilution Adjustments. The Exchange Rate, Appreciation Threshold Price and Initial Price shall be subject to adjustment from time to time as follows:
(a) Stock Dividends, Splits, Etc. If the Company shall, after the date of this Agreement,
(i) pay a stock dividend or make a distribution with respect to the Common Stock in shares of Common Stock;
(ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares of Common Stock; or
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;
then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to the fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately after the effective time of the adjustment relating to such event (giving effect to, and solely as a result of, such event as of such effective time), and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the effective time of the adjustment relating to such event. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(b) Right or Warrant Issuances. If the Company shall, after the date of this Agreement, issue, or declare a record date in respect of an issuance of, rights or warrants to all or substantially all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Current Market Price of the Common Stock (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest) for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to those rights or warrants, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock that the aggregate proceeds from the exercise of such rights or warrants would purchase at the Then-Current Market Price of the Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, which shall be determined by multiplying the total number of shares so offered for subscription or purchase by the exercise price of such rights or warrants and dividing the product so obtained by such Then-Current Market Price. For purposes of this Section 6.1(b), in determining whether any rights or warrants entitle the holders to subscribe for or purchase, or exercise a conversion right for, Common Stock at less than the applicable Then-Current Market Price, and in determining the aggregate exercise or conversion price payable for such Common Stock, there shall be taken into account any consideration the Company receives for such rights or warrants and any amount payable on exercise or conversion thereof, with the value of such consideration, if other than cash, to be determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(c) Distributions of Other Assets. If the Company shall, after the date of this Agreement, declare or pay a dividend or make a distribution to all or substantially all holders of Common Stock, in either case, consisting of evidences of its indebtedness or other non-cash assets (excluding (A) any stock dividends or distributions in shares of Common Stock referred to in Section 6.1(a) and (B) any Spin-Off Distributions) or shall issue to all or substantially all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in Section 6.1(b)), then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such distribution (“T”), and (ii) the denominator of which shall be T, less the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) as of the time the adjustment is effected of the portion of those evidences of indebtedness, non-cash assets or rights or warrants applicable to one share of Common Stock (“V”). If V is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(c), such distribution shall be deemed to be a liquidation of the Company subject to Section 6.2 where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(d) Cash Dividends. If the Company shall, after the date of this Agreement, declare a record date in respect of a distribution of cash, other than any cash distributed in consideration of fractional shares of Common Stock and any cash distributed in a Reorganization Event, by dividend or otherwise, to all or substantially all holders of Common Stock, then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such dividend or distribution (“T”), and (ii) the denominator of which shall be T, less the amount in cash per share that the Company distributes to holders of Common Stock (“C”). If C is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(d), such dividend or distribution shall be deemed to be a liquidation of the Company subject to Section 6.2, where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such dividend or distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(e) Tender or Exchange Offers. If the Company or any of its subsidiaries shall, after the date of this Agreement, make a payment in respect of a tender or exchange offer for the Common Stock (other than a tender offer solely to holders of fewer than 100 shares of Common Stock), and the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), of any other consideration included in the payment per share of Common Stock exceeds the Then-Current Market Price for the five consecutive Trading Day period commencing on the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (such period, the “Tender Offer Valuation Period”), then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the sum of (A) the aggregate cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), on the expiration date, of the other consideration paid or payable for shares accepted for purchase or exchange in such tender or exchange offer, plus (B) the product of (x) the Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period, multiplied by (y) the number of shares of Common Stock outstanding immediately after the time (the “Expiration Time”) such tender or exchange offer expires (after giving effect to such tender offer or exchange offer), and (ii) the denominator of which shall be such Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period multiplied by the number of shares of Common Stock outstanding immediately prior to the Expiration Time (prior to giving effect to such tender offer or exchange offer). If the application of the foregoing formula would result in a decrease in the Exchange Rate, no adjustment to the Exchange Rate will be made. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(f) Corresponding Adjustments to Initial Price, Appreciation Threshold Price and Closing Price.
(i) If any adjustment is made to the Exchange Rate pursuant to Section 6.1 (a), (b), (c), (d) or (e), the Appreciation Threshold Price and the Initial Price shall also be adjusted by dividing each of the Appreciation Threshold Price and the Initial Price by the applicable Dilution Adjustment.
(ii) If, during any Calculation Period used in calculating the Average Market Price or the Then-Current Market Price, an adjustment to the Exchange Rate becomes effective pursuant to this Section 6.1, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the trading days preceding the effective date of the adjustment in the Exchange Rate shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price.
(g) Timing of Dilution Adjustments. Each Dilution Adjustment shall be effected:
(i) in the case of any adjustment made pursuant to Section 6.1(a), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such dividend or distribution or the effective date of such subdivision, split or combination, as applicable;
(ii) in the case of any adjustment made pursuant to Section 6.1(b), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of holders of Common Stock entitled to receive such rights or warrants;
(iii) in the case of any adjustment made pursuant to Section 6.1(c), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such distribution;
(iv) in the case of any adjustment made pursuant to Section 6.1(d), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution; and
(v) in the case of any adjustment made pursuant to Section 6.1(e), immediately after 5:00 p.m., New York City time, on the final Trading Day of the Tender Offer Valuation Period; provided, that if the Exchange Date occurs within the five consecutive Trading Days next succeeding the expiration date, references with respect to “five consecutive Trading Day period” in Section 6.1(e) shall be deemed replaced with such lesser number of Trading Days as have elapsed between the expiration date and the Exchange Date in determining the applicable Exchange Rate.

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(h) General; Failure of Dilution Event to Occur. All Dilution Adjustments shall be rounded upward or downward to the nearest 1/10,000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th. No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent in the Exchange Rate; provided, however, that any adjustments that by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If any dividend or distribution of the type described in Section 6.1(a) is declared but not so paid or made, or the outstanding shares of Common Stock are not subdivided, split or combined, as the case may be, the Exchange Rate shall be immediately readjusted, effective as of the date the board of directors of the Company determines not to pay such dividend or distribution or to effect such subdivision, split or combination, to the Exchange Rate that would then be in effect if such subdivision, dividend, distribution, share split or share combination had not been declared or announced. If any rights or warrants described in Section 6.1(b) are not so issued, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to issue such rights or warrants, to the Exchange Rate that would then be in effect if such issuance had not been declared. If any rights or warrants described in Section 6.1(b) are not exercised or converted prior to the expiration of the exercisability or convertibility thereof, the Exchange Rate shall be readjusted to the Exchange Rate that would then be in effect if the adjustments made upon the issuance of such right or warrant had been made on the basis of the delivery of only the number of shares of the Common Stock actually delivered. If any dividend or distribution described in Section 6.1(c) or Section 6.1(d) is declared but not so paid or made, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to pay such dividend or distribution, to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared. If the Company or one of its subsidiaries is obligated to purchase shares of Common Stock pursuant to any tender or exchange offer described in Section 6.1(e), but the Company or such subsidiary is permanently prevented by applicable law from effecting any such purchase, or all such purchases are rescinded, then the Exchange Rate shall be readjusted to be the Exchange Rate that would then be in effect if such tender or exchange offer had not been made. If a Reorganization Event shall occur after the occurrence of one or more events requiring an adjustment pursuant to this Section 6.1, the Dilution Adjustments previously applied to the Exchange Rate in respect of such events shall not be rescinded but shall be applied to the new Exchange Rate provided for under Section 6.2.
(i) To the extent that the Company has a rights plan in effect prior to the Exchange Date and the rights have separated from the Common Stock, the Exchange Rate will be adjusted at the time of separation as if the Company had distributed to all holders of Common Stock rights to purchase any of its securities as described in Section 6.1(c) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

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Section 6.2 Adjustment for Consolidation, Merger or Other Reorganization Event.
(a) In the event of (i) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company or any such issuer (a “Company Successor”) with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which none of the Common Stock outstanding immediately before the merger or consolidation is exchanged for cash, securities or other property of the Company or another person), (ii) any sale, transfer, lease or conveyance to another corporation of all or substantially all of the property of the Company or any Company Successor, (iii)(x) any statutory exchange of securities of the Company or any Company Successor with another corporation or (y) any sale of all or substantially all of the outstanding equity securities of the Company or any Company Successor, including pursuant to any plan of arrangement or similar scheme with the Company’s stockholders under any applicable law, rule or regulation or order of any court or governmental authority (in the case of each of the preceding clauses (x) and (y), other than in connection with a consolidation or merger referred to in clause (i) immediately above), or (iv) any liquidation, dissolution or winding up of the Company or any Company Successor, in each case where all or substantially all of the shares of Common Stock are converted into or exchanged for cash, securities or other property of the Company or another person (any such event described in clause (i), (ii), (iii) or (iv), a “Reorganization Event”), Seller shall deliver to the Purchaser on the Exchange Date, in lieu of each share of Common Stock (or other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) subject to this Agreement, cash in an amount (the “Basic Reorganization Event Amount”) equal to (i) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (ii) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (iii) if the Transaction Value is less than the Initial Price, the Transaction Value. Notwithstanding the foregoing, if the consideration (the “Merger Consideration”) received by the holders of the Common Stock in the Reorganization Event (or the holders of other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) includes any Marketable Securities, Seller may, at its option, deliver those Marketable Securities on the Exchange Date (in lieu of delivering an amount of cash equal to the Average Market Price of those Marketable Securities on the Exchange Date).
(b) Notwithstanding Section 6.2(a), if at least 30% of the Value of the Merger Consideration consists of cash or property other than Marketable Securities (a “Cash Merger”), then Seller shall be required to deliver to the Purchaser, in lieu of the shares of Common Stock (or other Marketable Securities) that are deliverable under this Agreement, (i) within five Business Days after Seller receives the Merger Consideration, the Accelerated Portion; provided, that instead of delivering any non-cash consideration (other than Marketable Securities), Seller may, at its option, deliver cash in an amount

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equal to the Value of those assets; and (ii) on the Exchange Date, in lieu of each share of Common Stock that is deliverable under this Agreement (and the shares of other Marketable Securities that are deliverable per share of Common Stock under this Agreement following a Spin-Off Distribution), cash in an amount equal to (1) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (2) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (3) if the Transaction Value is less than the Initial Price, the Transaction Value, in each case minus the Value of the Accelerated Portion that is deliverable per share of Common Stock under this Agreement as determined in accordance with subsection (i) above. Seller may, at its option, deliver the Marketable Securities on the Exchange Date in lieu of delivering an amount of cash as described above.
(c) If a Reorganization Event occurs during a Calculation Period used to calculate the Average Market Price or Transaction Value, then the average Closing Prices used to calculate such Average Market Price or the average Closing Price referred to in clause (iii) of the definition of Transaction Value, in each case for the Trading Days preceding the effective date of the Reorganization Event, shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price to reflect the occurrence of that event.
(d) For the avoidance of doubt, if 100% of the Merger Consideration in a Cash Merger consists of cash, then delivery of the entire Merger Consideration will be accelerated as set forth in Section 6.2(b) above.
Section 6.3 Spin-Off Distributions. (a) If the Company shall, during the term of this Agreement, make a Spin-Off Distribution, then as of the record date of such Spin-Off Distribution, (i) the Contract Shares shall be deemed to include both (A) that number of shares of Common Stock equal to the Contract Shares as of such record date, and (B) that number of Marketable Securities of the class distributed in respect of the Contract Shares in such Spin-Off Distribution equal to the product of (x) such number of Contract Shares, and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution; (ii) Seller’s obligations under Section 2.3 shall include delivery of such Marketable Securities together with the Common Stock comprising the Contract Shares and the provisions of Section 2.3(c) shall apply mutatis mutandis to such Marketable Securities; and (iii) the “Closing Price” of the Common Stock, for purposes of calculating the Exchange Rate, shall thereafter be deemed to be equal to the sum of (A) the Closing Price per share of Common Stock and (B) the product of (x) the Closing Price per share of the spun-off Marketable Securities and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution. The number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in this Section 6.3(a), will be adjusted if any event that would, if it had occurred with respect to the Common Stock or the Company, have required an adjustment pursuant to the provisions described under Section 6.1 hereof occurs with respect to those Marketable Securities or their issuer between the time of the Spin-Off Distribution and the Exchange Date.

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(b) Instead of delivering Marketable Securities on the Exchange Date, Seller may exercise the Cash Settlement Alternative in respect of such Marketable Securities, in which case Section 2.3(d) shall apply to such election mutatis mutandis to such Marketable Securities, and Seller shall deliver cash equal to the value, based on the Average Market Price of the Marketable Securities at the Exchange Date, of the number of Marketable Securities that the Seller would otherwise be required to deliver on the Exchange Date.
(c) If a Spin-Off Distribution occurs and thereafter a Reorganization Event with respect to the Company occurs, then the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the Transaction Value and (B) the product of (x) the Average Market Price of a share of the spun-off Marketable Securities on the Exchange Date, provided that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the spun-off Marketable Securities, and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event, which number shall be adjusted as provided in Section 6.1 if a Dilution Adjustment occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
(d) If a Spin-Off Distribution occurs and thereafter any transaction with respect to the issuer of the spun-off Marketable Securities that would have been a Reorganization Event if it had occurred with respect to the Company occurs, then (i) all references to the Common Stock and the Company in the definitions of “Reorganization Event” and “Transaction Value” will be deemed to refer to the spun-off Marketable Securities and their issuer, respectively, and (ii) the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the product of (x) the Transaction Value of the applicable Reorganization Event per share of such Marketable Securities and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event and (B) the Average Market Price of a share of the Common Stock on the Exchange Date; provided, that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the shares of Common Stock. If any event that requires an adjustment pursuant to Section 6.1 hereof occurs with respect to the Common Stock or the Company between the time of the Reorganization Event and the Exchange Date, the amount described in clause (A) that Seller is required to deliver per share of the Common Stock will be adjusted by dividing that amount by the applicable Dilution Adjustment made to the Common Stock.
(e) If a Spin-Off Distribution occurs during a Calculation Period used to calculate the Average Market Price or the Then-Current Market Price, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the Trading Days preceding the effective date of the Spin-Off Distribution shall be appropriately adjusted to reflect the occurrence of that event.

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Section 6.4 Adjustments with Respect to Marketable Securities. If any event that requires an adjustment pursuant to Section 6.1 occurs with respect to the Common Stock or the Company between the time of the Spin-Off Distribution and the Exchange Date, the number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in Section 6.3(a), will be adjusted by dividing that number by the applicable Dilution Adjustment made to the Common Stock. Adjustment for such subsequent events shall be as nearly equivalent as practicable to the adjustments provided for in Article VI hereof.
ARTICLE VII
ACCELERATION UPON AN EVENT OF
DEFAULT; TRANSFER AGENT INSTRUCTIONS
Section 7.1 Events of Default. If one or more of the following events (each an “Event of Default”) shall occur:
(a) Seller (including, for the avoidance of doubt, Grantor) shall commence a voluntary case or other proceeding seeking a liquidation, reorganization or other relief with respect to such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such person, or shall make a general assignment for the benefit of creditors, or shall take any action to authorize any of the foregoing; or
(b) an involuntary case or other proceeding shall be commenced against Seller (including, for the avoidance of doubt, Grantor) seeking liquidation, reorganization or other relief with respect to such person or such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against such person under the federal bankruptcy laws as now or hereafter in effect; or
(c) a Collateral Event of Default within the meaning of the Collateral Agreement shall occur;
then, upon the occurrence of any such event, Seller’s obligations under this Agreement will automatically be accelerated and Seller shall become obligated to deliver the Maximum Deliverable Number of shares of Common Stock (or, after a Reorganization Event or Spin-Off Distribution, the Marketable Securities or cash or other assets or a combination of Marketable Securities or cash or other assets deliverable instead of or in addition to those shares of Common Stock), or any U.S. Government Securities or other property then pledged as collateral under the Collateral Agreement for Seller’s obligations. Purchaser and Seller agree that such amount is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and Purchaser will not be entitled to recover additional damages as a consequence of any loss resulting from an Event of Default.

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Section 7.2 Transfer Agent Instructions. Seller agrees to provide the transfer agent for the Common Stock or any Marketable Securities with irrevocable standing instructions to pay over directly to the Collateral Agent for the benefit of Purchaser all cash or other property received in respect of distributions or dividends on the Common Stock or Marketable Securities or in connection with a Reorganization Event. Purchaser agrees to irrevocably instruct the Collateral Agent, and to cause the Collateral Agent, to promptly pay over to Seller any dividends, interest, principal or other payments received by the Collateral Agent on any collateral pledged by Seller, including any substitute collateral, unless Seller is in default on its obligations under the Collateral Agreement (including Seller’s obligation to pledge additional shares of Common Stock when required under the Collateral Agreement), or unless the payment of that amount to Seller would cause the collateral to become insufficient under the Collateral Agreement. Seller will have the right to vote any pledged shares of Common Stock or Marketable Securities for so long as those shares are owned by it and pledged under the Collateral Agreement, unless an event of default occurs under this Agreement or the Collateral Agreement.
ARTICLE VIII
MISCELLANEOUS
Section 8.1 Adjustments of Exchange Rate; Selection of Independent Investment Banking Firm. Purchaser shall be responsible for the effectuation and calculation of any adjustment pursuant to Article VI hereof and shall furnish Seller notice of any such adjustment and shall provide Seller reasonable opportunity to review the calculations pertaining to any such adjustment. If, pursuant to the terms and conditions of this Agreement, the Administrator shall be required to retain a nationally recognized independent investment banking firm for any purpose provided in this Agreement, such nationally recognized independent investment banking firm shall be selected and retained by the Administrator only after consultation with Seller.
Section 8.2 No Assumption of Liability. By executing this Agreement, none of the Trustees assumes any personal liability under this Agreement. The Trust Agreement was executed or made by or on behalf of the Trust by the Trustees as trustees and not individually and the obligations of this Agreement are not binding upon any of them or the holders of the Securities individually but are binding only upon the assets and property of the Trust.
Section 8.3 Notices.
(a) All notices and other communications provided for in this Agreement, unless otherwise specified, shall be in writing and shall be given at the addresses set forth in the following sentence or at such other addresses as may be designated by notice duly given in accordance with this Section 8.3 to each other party to this Agreement. Until such notice is given, (i) notices to Purchaser shall be directed to it in care of the

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Administrator, U.S. Bank National Association, Corporate Trust Services, Attention: 2010 Swift Mandatory Common Exchange Security Trust, 101 N. 1st Avenue, Suite 1600, Phoenix, Arizona 85003, Telephone No.: (602) 257-5430, Facsimile No.: (602) 257-5433, with a copy to Scott R. Saks, Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, Facsimile No.: (212) 230-7760; and (ii) notices to Seller shall be directed to it at the Chris Moyes Trust Dated 4/27/07 at P.O. Box 1397, Tolleson, AZ 85353, Attention: Elly Penrod, with a copy to Earl Scudder, Scudder Law Firm, P.C., L.L.O., 411 South 13th St., 2nd Floor, Lincoln, Nebraska 68508, with a copy to Heather A. Carmody, Barnes & Thornburg LLP, One North Wacker Drive, Suite 4400, Chicago, IL 60606-2809.
(b) Each notice given pursuant to Section 8.3(a) shall be effective (i) if sent by certified mail (return receipt requested), 72 hours after being deposited in the United States mail, postage prepaid; (ii) if given by telex or telecopier, when such telex or telecopied notice is transmitted (with electronic confirmation of transmission or verbal confirmation of receipt); or (iii) if given by any other means, when delivered at the address specified in this Section 8.3.
Section 8.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
Section 8.5 Severability. To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.
Section 8.6 Entire Agreement. Except as expressly set forth in this Agreement, this Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement.
Section 8.7 Amendments; Waivers. Any provision of this Agreement may be amended or waived (either generally or in a particular instance and either retrospectively or prospectively) if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto or, in the case of a waiver, by the party against whom the waiver is to be effective. Purchaser agrees that it will not, without Seller’s written consent, agree to amend or waive any provision of the Trust Agreement in any manner that materially and adversely affects the rights or obligations of Seller hereunder. No failure or delay by either party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 8.8 Non-Assignability. This Agreement and the rights and obligations of the parties under this Agreement may not be assigned or delegated by either party without the prior written consent of the other party, and any purported assignment without such consent shall be void.

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Section 8.9 No Third Party Rights; Successors and Assigns. This Agreement is not intended and shall not be construed to create any rights in any person other than the parties hereto and their respective successors and assigns and no person shall assert any rights as third party beneficiary under this Agreement. Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and be enforceable by, and inure to the benefit of, their respective successors and assigns whether so expressed or not and shall be enforceable by and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 8.10 Counterparts. This Agreement may be executed, acknowledged and delivered in any number of counterparts, each of which shall be an original, but all of which shall constitute a single agreement, with the same effect as if the signatures on each such counterpart were upon the same instrument. A copy of a counterpart sent by facsimile machine or other electronic means must be treated as an original counterpart, is sufficient evidence of the execution of the original and may be produced in evidence for all purposes in place of the original.
Section 8.11 Grantors. Grantor hereby makes all representations and warranties and agrees to perform all the covenants and other obligations of Seller under this Agreement as if he were “Seller” hereunder, and every reference to “Seller” shall be deemed to include Grantor, including without limitation those references in Section 7.1(a) and (b) hereof. All the covenants and agreements contained in this Agreement by or on behalf of Grantor shall bind and be enforceable by, and inure to the benefit of, its successors and assigns whether so expressed or not, including without limitation, the estate of Grantor, and the executor, administrator or personal representative of such Grantor, as well as such Grantor’s heirs, assigns, beneficiaries, transferees and distributees, or any receiver or trustee in bankruptcy or representative of such Grantor’s creditors, and shall be enforceable by and inure to the benefit of Grantor and its successors and assigns. In addition, within three months of the appointment of a personal representative of the estate of any deceased Grantor, such personal representative shall enter into an agreement assuming all of the obligations of this Agreement and agreeing not to challenge this Agreement, and failure to do so shall be an Event of Default hereunder. Grantor covenants and agrees that he or she will not revoke Seller while this Agreement is outstanding.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the first date set forth above.

SELLER: CHRIS MOYES TRUST dated April 27, 2007
By:	/s/ Michael J. Moyes
Michael J. Moyes, Trustee

Chris Moyes
/s/ Chris Moyes

[Signature Page to the Forward Purchase Agreement]

PURCHASER: 2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST
By:	/s/ Donald J. Puglisi
Donald J. Puglisi, as Trustee

By:	/s/ William R. Latham
William R. Latham, as Trustee

By:	/s/ James B. O’Neill
James B. O’Neill, as Trustee

[Signature Page to the Forward Purchase Agreement]

EXECUTION VERSION
FORWARD PURCHASE AGREEMENT
Between
The Marti Lyn Moyes Trust Dated 4/27/07, as Seller,
Marti Lyn Moyes,
and
2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST,
as Purchaser
Dated as of December 21, 2010

-i-

(continued)

-ii-

FORWARD PURCHASE AGREEMENT
FORWARD PURCHASE AGREEMENT (this “Agreement”), dated as of December 21, 2010, between the Marti Lyn Moyes Trust Dated 4/27/07 (“Seller”), Marti Lyn Moyes (“Grantor”) and the 2010 Swift Mandatory Common Exchange Security Trust, a trust organized under the laws of the State of New York under and by virtue of an Amended and Restated Trust Agreement, dated as of December 15, 2010 (the “Trust Agreement”; such business trust and the trustees thereof acting in their capacity as such being referred to in this Agreement as “Purchaser”).
WITNESSETH:
WHEREAS, Seller as of the date hereof owns shares of Class B Common Stock, par value $0.01 per share (the “Pledged Shares”), of Swift Transportation Company, a Delaware corporation (the “Company”), which shares are convertible into shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), of the Company upon consummation of the transfer to Purchaser of such shares pursuant to the terms and conditions of this Agreement, and Seller will own such Pledged Shares as of the First Time of Delivery (as defined below); and
WHEREAS, Purchaser has prepared an offering memorandum contemplating the offering of up to 26,136,364 $0.66 Trust Issued Mandatory Common Exchange Securities (the “Securities”), the terms of which contemplate delivery by Purchaser to the holders of such Securities of a number of shares of Common Stock (or, in certain circumstances, cash or other property in lieu of such Common Stock) on, or, in certain circumstances, prior to, the Exchange Date referred to below; and
WHEREAS, Seller has agreed, pursuant to the Collateral Agreement, dated as of December 21, 2010 (together with any substitute agreement therefor entered into pursuant to Section 2.2(a) of the Trust Agreement, the “Collateral Agreement”), among Seller, as Pledgor, U.S. Bank National Association, as Collateral Agent (as defined below), and Purchaser to grant to the Collateral Agent, for the benefit of Purchaser, a security interest in the Pledged Shares and, in certain circumstances, certain other collateral to secure the obligations of Seller under this Agreement; and
WHEREAS, Purchaser has agreed, effective as of the First Time of Delivery, pursuant to the Purchase Agreement, dated December 15, 2010 (the “Purchase Agreement”), among Purchaser, Seller, Grantor, the other sellers and grantors party thereto, the Company, Swift Corporation and Morgan Stanley & Co. Incorporated and the other initial purchasers listed in Schedule I thereto (collectively, the “Initial Purchasers”), to issue and sell to the Initial Purchasers an aggregate of 27,727,273 Securities (the “Firm Securities”) and, at the Initial Purchasers’ option as provided therein, up to 3,409,091 additional Securities (such additional Securities as the Initial Purchaser shall actually purchase pursuant to the Purchase Agreement, the “Optional Securities”);
NOW, THEREFORE, the parties to this Agreement, intending to be bound, agree as follows:

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ARTICLE I
DEFINITIONS; INTERPRETATION
Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:
“Accelerated Portion” means, in relation to any Cash Merger, the portion of the Merger Consideration received in exchange for shares of Common Stock (or other Marketable Securities) other than Marketable Securities that has a Value equal to the amount determined by multiplying the Value of the portion of the Merger Consideration received in exchange for such shares of Common Stock (or other Marketable Securities) that consists of assets other than Marketable Securities by a fraction, (i) the numerator of which is the Basic Reorganization Event Amount and (ii) the denominator of which is the Transaction Value.
“Administrator” means U.S. Bank National Association, administrator for Purchaser under the Administration Agreement, or its successor in such capacity, or any other Administrator appointed pursuant to the Trust Agreement and the Administration Agreement.
“Administration Agreement” means the Administration Agreement, dated as of December 21, 2010, between the Administrator and Purchaser.
“Agreement” has the meaning set forth in the Preamble.
“Appreciation Threshold Price” has the meaning specified in Section 2.1(c).
“Average Market Price” per share of Common Stock or Marketable Security on any date means the average Closing Price per share of Common Stock or Marketable Security for the Calculation Period consisting of the 20 Trading Days immediately prior to but not including the third Trading Day prior to such date.
“Basic Reorganization Event Amount” has the meaning specified in Section 6.2(a).
“Business Day” means a day on which the New York Stock Exchange is open for trading and that is not a day on which commercial banks in The City of New York are authorized or obligated by law to close.
“Calculation Period” means any period of Trading Days for which an average security price must be determined pursuant to this Agreement.
“Cash Merger” has the meaning specified in Section 6.2(b).
“Cash Percentage” has the meaning specified in Section 2.3(d).
“Cash Settlement Alternative” has the meaning specified in Section 2.3(d).

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“Closing Price” of a share of Common Stock (or any other Marketable Security or common equity) on any Trading Day means (i) the last reported sale price per share (or, if no last sale price is reported, the average of the bid and ask prices per share or, if more than one in either case, the average of the average bid and the average ask prices per share) on such day reported by the New York Stock Exchange, or, if the Common Stock (or such other security) is not listed on the New York Stock Exchange, as reported by the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed, (ii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange, the last quoted bid price on that day for the Common Stock (or such other security) in the over-the-counter market as reported by Pink OTC Markets Inc. or a similar organization or (iii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or so quoted by Pink OTC Markets Inc. or a similar organization, the market price of the Common Stock (or such other security) on that day as determined by a nationally recognized independent investment banking firm retained by the Administrator for this purpose, whose determination shall be conclusive; provided, that if any event that results in an adjustment to the number of shares of Common Stock or Marketable Securities deliverable under this Agreement pursuant to Article VI occurs during any Calculation Period, the Closing Price as determined pursuant to the foregoing for each Trading Day in the Calculation Period occurring prior to the date on which such adjustment is effected will be appropriately adjusted to reflect the occurrence of such event.
“Collateral Agent” means U.S. Bank National Association, in its capacity as Collateral Agent under the Collateral Agreement, or its successor in such capacity, or any other Collateral Agent appointed pursuant to the Trust Agreement and the Collateral Agreement.
“Collateral Agreement” has the meaning specified in the recitals to this Agreement.
“common equity” means any security of any class of capital stock (whether voting or non-voting) that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer of such capital stock and that is not subject to redemption by the issuer of such capital stock.
“Common Stock” has the meaning specified in the recitals to this Agreement.
“Company” has the meaning specified in the recitals to this Agreement.
“Company Successor” has the meaning specified in Section 6.2(a).
“Contract Shares” has the meaning specified in Section 2.1(b), as adjusted pursuant to Section 2.3(e).
“Custodian” means U.S. Bank National Association, as custodian for Purchaser under the Custodian Agreement, or its successor in such capacity, or any other Custodian appointed pursuant to the Trust Agreement and the Custodian Agreement.
“Custodian Agreement” means the Custodian Agreement, dated as of December 21, 2010, between the Custodian and Purchaser.

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“Dilution Adjustment” means any fraction or number by which the Exchange Rate shall be multiplied pursuant to Section 6.1(a), (b), (c), (d) or (e).
“Event of Default” has the meaning specified in Section 7.1.
“Exchange Date” means December 31, 2013, provided that if the number of shares of Common Stock or other Marketable Securities, as applicable, deliverable to the Purchaser on that date would exceed 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable, such excess portion will be delivered on successive Business Days (with no delivery on any Business Day of a number of shares of Common Stock or other Marketable Securities, as applicable, in excess of 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable) until such entire excess portion has been delivered. Each reference in this Agreement to the Exchange Date shall be deemed a reference to December 31, 2013 (or any date to which the Exchange Date is accelerated) and each such other Business Day.
“Exchange Rate” has the meaning specified in Section 2.16.1(c).
“Expiration Time” has the meaning specified in Section 6.1(e).
“Firm Purchase Price” has the meaning specified in Section 2.2(a).
“Firm Securities” has the meaning specified in the recitals to this Agreement.
“Firm Share Base Amount” means 690,291 shares of Common Stock.
“Firm Shares” has the meaning specified in Section 2.1(a).
“First Time of Delivery” has the meaning specified in Section 2.3(a).
“Full Share Number” has the meaning in Section 2.3(d).
“Grantor” has the meaning specified in the preamble to this Agreement.
“Initial Price” has the meaning specified in Section 2.1(c).
“Initial Purchasers” has the meaning specified in the recitals to this Agreement.
“Initial Treasury Securities” means the U.S. Government Securities purchased by Purchaser pursuant to Section 2.3(b)(i) of the Trust Agreement for settlement at the First Time of Delivery.
“Liens” means any lien, mortgage, security interest, pledge, charge, encumbrance or adverse claim of any kind.
“Market Disruption Event” means the occurrence or existence on any scheduled trading day for the Common Stock (or any other applicable security) of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the Common Stock (or such other security, including Marketable Securities) or in any options, contracts or futures contracts relating to the Common Stock (or such other security, including Marketable Securities), and such suspension or limitation occurs or exists at any time within 30 minutes prior to the closing time of the relevant stock exchange on such day.

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“Marketable Securities” means any common equity securities (whether voting or non-voting) listed on a U.S. national or regional securities exchange.
“Maximum Deliverable Number” has the meaning specified in the Collateral Agreement.
“Merger Consideration” has the meaning specified in Section 6.2(a).
“Optional Securities” has the meaning specified in the recitals to this Agreement.
“Purchase Agreement” has the meaning specified in the recitals to this Agreement.
“Purchaser” has the meaning specified in the preamble to this Agreement.
“Reorganization Event” has the meaning specified in Section 6.2(a).
“Securities” has the meaning specified in the recitals to this Agreement.
“Seller” has the meaning specified in the preamble to this Agreement.
“Spin-Off Distribution” means a distribution by the Company of Marketable Securities issued by an issuer other than the Company to all or substantially all holders of Common Stock.
“Tender Offer Valuation Period” has the meaning specified in Section 6.1(e).
“Then-Current Market Price” of the Common Stock means the average Closing Price per share of Common Stock for the applicable Calculation Period.
“Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) (x) the New York Stock Exchange is open for trading, or, if the Common Stock (or any other applicable security) is not listed on the New York Stock Exchange, the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed is open for trading, (y) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange but is quoted on the over-the-counter market by Pink OTC Markets Inc. or a similar organization, Pink OTC Markets Inc. or such similar organization, as applicable, is open for quoting or (z) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or quoted by Pink OTC Markets Inc. or a similar organization, such day is a Business Day. A “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system or, if applicable, regular quoting on the relevant quotation system.

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“Transaction Value” means the sum of: (i) for any cash received in the Reorganization Event, the amount of the cash received per share of Common Stock; (ii) for any property other than cash or Marketable Securities received in the Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of the property received per share of Common Stock (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) for any Marketable Securities received in the Reorganization Event, an amount equal to the Average Market Price of those Marketable Securities on the Exchange Date multiplied by the number of those Marketable Securities received per share of Common Stock; provided, at when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the Marketable Securities received in the Reorganization Event. The number of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) will be adjusted if a dilution event of the type described in Article VI hereof occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
“Transfer Restrictions” has the meaning specified in the Collateral Agreement.
“Transferred Securities” has the meaning specified in Section 2.3(e).
“Trust Agreement” has the meaning specified in the preamble to this Agreement.
“Trustees” has the meaning specified in the Trust Agreement.
“U.S. Government Securities” means direct obligations of the United States of America.
“Value” means, (i) in respect of cash, the amount of such cash; (ii) in respect of any property other than cash or Marketable Securities, an amount equal to the market value on the date the Reorganization Event is consummated (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) in respect of any Marketable Security, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the date the Reorganization Event is consummated.
Section 1.2 Interpretation.
(a) When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference is to Articles or Sections of, or Exhibits or Schedules to, this Agreement unless otherwise indicated.
(b) The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.
(c) Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

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(d) Any reference to any statute, regulation or agreement is a reference to such statute, regulation or agreement as supplemented or amended from time to time.
ARTICLE II
SALE AND PURCHASE
Section 2.1 Sale and Purchase.
(a) Firm Shares. Upon the terms and subject to the conditions of this Agreement, and subject to Seller’s cash settlement alternative as provided in Section 2.3(d), Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the number of shares of Common Stock (the “Firm Shares”) equal to the product of the Firm Share Base Amount and the Exchange Rate.
(b) [Reserved]
(c) Exchange Rate. The “Exchange Rate” on any date shall be the rate determined in accordance with the following formula, subject to adjustment as a result of certain events as provided in Article VI:
(i) if the Average Market Price is less than $13.48 (the “Appreciation Threshold Price”) but equal to or greater than $11.00 (the “Initial Price”), the Exchange Rate will be the number of shares of Common Stock (rounded upward or downward to the nearest 1/10/000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th) having a value (as determined at the Average Market Price) equal to the Initial Price;
(ii) if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8163 of a share of Common Stock; or
(iii) if the Average Market Price is less than the Initial Price, the Exchange Rate will be 1.000 share of Common Stock.
If the Exchange Date is more than one day as described in the definition thereof, there nonetheless will be only one Calculation Period, ending on the third Trading Day prior to the first such day.
Section 2.2 Purchase Price.
(a) Firm Purchase Price. The purchase price for the Firm Shares (the “Firm Purchase Price”) shall be an amount equal to the difference between (i) the aggregate proceeds to Purchaser from the sale of the Firm Securities and (ii) the aggregate cost to Purchaser, as notified by Purchaser to Seller at the First Time of Delivery, of the Initial Treasury Securities.
(b) [Reserved]

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Section 2.3 Payment for and Delivery of Contract Stock.
(a) First Time of Delivery. Upon the terms and subject to the conditions of this Agreement, Purchaser shall deliver to Seller the Firm Purchase Price on December 21, 2010 (the “First Time of Delivery”), at the offices of Simpson Thatcher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by Purchaser and Seller, paid by wire transfer to an account designated by Seller, in Federal (immediately available) funds. The Firm Shares are also referred to in this Agreement as the “Contract Shares”.
(b) [Reserved]
(c) Sale and Delivery of Contract Shares. Seller agrees to deliver, except as otherwise provided in this Agreement, the Contract Shares to Purchaser on the Exchange Date, which Contract Shares shall be free and clear of any Liens and Transfer Restrictions. Unless Seller elects the Cash Settlement Alternative as provided in Section 2.3(d), delivery shall be effected by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement, in an amount equal to the number of Contract Shares, rounded down to the nearest whole number. Alternatively, in accordance with Section 5.2 of the Collateral Agreement, Seller may elect to deliver shares of Common Stock in an amount equal to the number of Contract Shares, rounded down to the nearest whole number, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date. Seller agrees to make a cash payment in respect of any fractional shares included in the Contract Shares at the Exchange Date, in an amount equal to the value of such fractional shares at the Average Market Price. In addition, if the difference between (A) the aggregate proceeds of any sale (net of any brokerage or related expenses) of any Common Stock or Marketable Securities sold by Purchaser pursuant to Section 2.4(f)(ii) of the Trust Agreement and (B) the product of the number of shares of Common Stock or Marketable Securities so sold and the Average Market Price, is negative, Seller shall pay such difference to Purchaser. If such difference is positive, Purchaser shall pay the difference to Seller. Notwithstanding the foregoing, if a Reorganization Event shall have occurred prior to the Exchange Date then, in lieu of the foregoing, delivery shall be effected as follows: (i) in the case of any cash required to be delivered on the Exchange Date as provided in Section 6.2, by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds; (ii) in the case of any Marketable Securities elected by Seller to be delivered in lieu of cash, as provided in Section 6.2, by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of the applicable number of Marketable Securities then held as collateral under the Collateral Agreement, as provided in Section 5.7 of the Collateral Agreement; and (iii) in the case of any cash included in the Accelerated Portion as provided in Section 6.2(b), by wire transfer as provided in clause (i) above or in the case of any non-cash assets included in such Accelerated Portion, by delivery by the Collateral Agent of such assets to the Custodian, for the account of Purchaser. Alternatively, Seller may elect to deliver shares of Marketable Securities in lieu of cash, as provided in Section 6.2, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Marketable Securities then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date.

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(d) Cash Settlement Alternative. At its option, Seller may deliver to Purchaser on the Exchange Date, in lieu of the Contract Shares, in whole or in part, an amount per share of Common Stock it chooses to settle in cash (the “Cash Settlement Alternative”) equal to the Average Market Price of Common Stock on the Exchange Date, paid by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds. If the Seller elects the Cash Settlement Alternative, it may do so by delivering notice to Purchaser, the Collateral Agent and the Custodian not less than 60 days nor more than 90 days preceding the Exchange Date then in effect, which notice shall state the portion to be settled in cash as a fixed percentage between 0% and 100%. If Seller elects the Cash Settlement Alternative, Purchaser shall provide notice of such election to the holders of the Securities not less than 45 days nor more than 90 days prior to the Exchange Date as then in effect.
(e) Satisfaction of Obligations; Agreement not to Resell. Notwithstanding any other provision of this Agreement, if on or prior to the Exchange Date, Seller transfers Securities to Purchaser, free and clear of any Liens and Transfer Restrictions, for cancellation (any Securities so transferred being referred to in this Agreement as the “Transferred Securities”) then the number of Contract Shares, or the cash in lieu thereof in the event the Cash Settlement Alternative is elected, deliverable by Seller pursuant to this Agreement shall be reduced by a number equal to the product of (i) the number of Contract Shares before giving effect to any such transfers and (ii) a fraction, the numerator of which is the number of Transferred Securities and the denominator of which is the number of Securities outstanding immediately prior to such transfer (rounded down to the nearest whole share). The Seller will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act of 1933, as amended) to resell any of the Securities that have been acquired by any of them.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.1 Representations and Warranties of Seller. Seller represents and warrants to Purchaser that each representation and warranty made by Seller pursuant to Section 1(b) of the Purchase Agreement is true and correct on the date of this Agreement.
Section 3.2 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that each representation and warranty made by Purchaser pursuant to Section 1(a) of the Purchase Agreement is true and correct on the date of this Agreement.

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ARTICLE IV
CONDITIONS TO PURCHASER’S OBLIGATIONS
Section 4.1 Condition to Delivery of Firm Purchase Price. The obligation of Purchaser to deliver the Firm Purchase Price at the First Time of Delivery is subject to the condition that the purchase by the Initial Purchasers of the Firm Securities pursuant to the Purchase Agreement shall have been consummated as contemplated under the Purchase Agreement and that Seller shall have delivered to Purchaser the forms set forth in Section 5.1(a)(ii) below.
Section 4.2 [Reserved]
ARTICLE V
COVENANTS
Section 5.1 Covenants of Seller and Purchaser.
(a) Taxes.
(i) Seller shall pay any and all documentary, stamp, transfer or similar taxes and charges that may be payable in respect of the execution of this Agreement and the transfer and delivery of the Contract Shares (or any cash or Marketable Securities or other property in lieu of the Contract Shares) and the sale by Purchaser of any assets pursuant to this Agreement. Purchaser may withhold from any payment under this Agreement any tax required by law, and Seller may withhold from any payment under this Agreement to the extent such withholding is the result of Purchaser failing to provide the Seller with an IRS Form W-9 setting forth an exemption from withholding, provided the Purchaser is eligible under law to deliver such IRS Form W-9 to the Seller.
(ii) As of the First Time of Delivery and the Exchange Date, to the extent legally applicable, the Company shall deliver to Purchaser an affidavit issued and duly certified by the Company pursuant to Treasury regulation sections 1.1445-2(c)(3) and 1.897-2(h) that the Company is not a U.S. real property holding corporation (“USRPHC”) and has not been a USRPHC at any time during the five-year period ending on the applicable date, or any substitute form the Company can legally provide and reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (“Non-USRPHC Certificate”). In the event, that the Company is unable to provide a Non-USRPHC Certificate under applicable law, the Sellers may elect to deliver to Purchaser a non-foreign person affidavit duly certifying that Seller is not a foreign person in the form that satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended, and is reasonably acceptable to the Purchaser and any other duly executed form reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (a “FIRPTA Certificate”). Seller shall immediately notify Purchaser when the Non-USRPHC Certificate or the Non-Foreign Person Affidavit is no longer accurate.

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(b) Forward Contract. Each of Seller and Purchaser hereby agrees that, unless otherwise required by law: (i) it will not treat this Agreement, any portion of this Agreement, or any obligation under this Agreement as giving rise to any interest expense or income or other inclusions or expense of ordinary income; (ii) it will not treat the delivery of any portion of the Contract Shares, cash, Marketable Securities or other property to be delivered pursuant to this Agreement as the payment of interest or ordinary income; (iii) it will treat this Agreement in its entirety as a forward contract for the delivery of such Contract Shares, cash, Marketable Securities or other property; and (iv) it will not take any action (including filing any tax return or form or taking any position in any tax proceeding, other than in connection with good faith negotiations in settlement of a tax proceeding) that is inconsistent with the treatment provided for in clauses (i) through (iii) of this Section 5.1(b). Seller and Purchaser may also take any action or position required by law provided that Seller or Purchaser, as the case may be, provides an opinion of counsel, nationally recognized as expert in Federal tax matters, to the effect that such action or position is required by a statutory change, Treasury regulation, or applicable court decision published after the date of this Agreement.
(c) Limitations on Trading During Certain Days. Seller hereby agrees that it will not buy Common Stock or securities exchangeable for or convertible into Common Stock for its own account during the 60 days prior to the Exchange Date; provided, however, during such period, Seller may purchase Common Stock in a private transaction for its own account from the account of Jerry Moyes, Jerry and Vickie Moyes as joint owners, the Jerry and Vickie Moyes Family Trust Dated 12/11/87, the Todd Moyes Trust Dated 4/27/07, the Hollie Moyes Trust Dated 4/27/07, the Chris Moyes Trust Dated 4/27/07, the Lyndee Moyes Nester Trust Dated 4/27/07, and the Michael J. Moyes Trust Dated 4/27/07 or any of their affiliates.
(d) Notices. Seller will cause to be delivered to Purchaser:
(i) Immediately upon the occurrence of any Event of Default, or upon Seller’s obtaining knowledge that any of the conditions or events described in Section 7.1(a) or (b) hereof shall have occurred with respect to the Company, notice of such occurrence; and
(ii) If at any time prior to the Exchange Date, Seller receives notice, or otherwise obtains knowledge, that any event requiring an adjustment to be effected pursuant to Article VI hereof shall have occurred or be pending, then Seller shall promptly cause to be delivered to Purchaser a notice identifying such event and stating, if known to Seller, the date on which such event occurred or is to occur and, if applicable, the record date relating to such event. Seller shall cause further notices to be delivered to Purchaser if Seller shall subsequently receive notice, or otherwise obtain knowledge, of any further or revised information regarding the terms or timing of such event or any record date relating to such event.

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(e) Margin Stock. Seller hereby agrees that it will not use the proceeds from this Agreement to purchase or carry any margin stock.
Section 5.2 Further Assurances. From time to time on and after the date of this Agreement through the Exchange Date, each of the parties to this Agreement shall use its commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement, including (i) using commercially reasonable efforts to remove any legal impediment to the consummation of such transactions and (ii) the execution and delivery of all such deeds, agreements, assignments and further instruments of transfer and conveyance reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement.
ARTICLE VI
ADJUSTMENTS TO EXCHANGE RATE, APPRECIATION
THRESHOLD PRICE AND INITIAL PRICE; REORGANIZATION EVENTS
Section 6.1 Dilution Adjustments. The Exchange Rate, Appreciation Threshold Price and Initial Price shall be subject to adjustment from time to time as follows:
(a) Stock Dividends, Splits, Etc. If the Company shall, after the date of this Agreement,
(i) pay a stock dividend or make a distribution with respect to the Common Stock in shares of Common Stock;
(ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares of Common Stock; or
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;
then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to the fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately after the effective time of the adjustment relating to such event (giving effect to, and solely as a result of, such event as of such effective time), and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the effective time of the adjustment relating to such event. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(b) Right or Warrant Issuances. If the Company shall, after the date of this Agreement, issue, or declare a record date in respect of an issuance of, rights or warrants to all or substantially all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Current Market Price of the Common Stock (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest) for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to those rights or warrants, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock that the aggregate proceeds from the exercise of such rights or warrants would purchase at the Then-Current Market Price of the Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, which shall be determined by multiplying the total number of shares so offered for subscription or purchase by the exercise price of such rights or warrants and dividing the product so obtained by such Then-Current Market Price. For purposes of this Section 6.1(b), in determining whether any rights or warrants entitle the holders to subscribe for or purchase, or exercise a conversion right for, Common Stock at less than the applicable Then-Current Market Price, and in determining the aggregate exercise or conversion price payable for such Common Stock, there shall be taken into account any consideration the Company receives for such rights or warrants and any amount payable on exercise or conversion thereof, with the value of such consideration, if other than cash, to be determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(c) Distributions of Other Assets. If the Company shall, after the date of this Agreement, declare or pay a dividend or make a distribution to all or substantially all holders of Common Stock, in either case, consisting of evidences of its indebtedness or other non-cash assets (excluding (A) any stock dividends or distributions in shares of Common Stock referred to in Section 6.1(a) and (B) any Spin-Off Distributions) or shall issue to all or substantially all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in Section 6.1(b)), then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such distribution (“T”), and (ii) the denominator of which shall be T, less the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) as of the time the adjustment is effected of the portion of those evidences of indebtedness, non-cash assets or rights or warrants applicable to one share of Common Stock (“V”). If V is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(c), such distribution shall be deemed to be a liquidation of the Company subject to Section 6.2 where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(d) Cash Dividends. If the Company shall, after the date of this Agreement, declare a record date in respect of a distribution of cash, other than any cash distributed in consideration of fractional shares of Common Stock and any cash distributed in a Reorganization Event, by dividend or otherwise, to all or substantially all holders of Common Stock, then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such dividend or distribution (“T”), and (ii) the denominator of which shall be T, less the amount in cash per share that the Company distributes to holders of Common Stock (“C”). If C is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(d), such dividend or distribution shall be deemed to be a liquidation of the Company subject to Section 6.2, where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such dividend or distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(e) Tender or Exchange Offers. If the Company or any of its subsidiaries shall, after the date of this Agreement, make a payment in respect of a tender or exchange offer for the Common Stock (other than a tender offer solely to holders of fewer than 100 shares of Common Stock), and the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), of any other consideration included in the payment per share of Common Stock exceeds the Then-Current Market Price for the five consecutive Trading Day period commencing on the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (such period, the “Tender Offer Valuation Period”), then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the sum of (A) the aggregate cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), on the expiration date, of the other consideration paid or payable for shares accepted for purchase or exchange in such tender or exchange offer, plus (B) the product of (x) the Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period, multiplied by (y) the number of shares of Common Stock outstanding immediately after the time (the “Expiration Time”) such tender or exchange offer expires (after giving effect to such tender offer or exchange offer), and (ii) the denominator of which shall be such Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period multiplied by the number of shares of Common Stock outstanding immediately prior to the Expiration Time (prior to giving effect to such tender offer or exchange offer). If the application of the foregoing formula would result in a decrease in the Exchange Rate, no adjustment to the Exchange Rate will be made.

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The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(f) Corresponding Adjustments to Initial Price, Appreciation Threshold Price and Closing Price.
(i) If any adjustment is made to the Exchange Rate pursuant to Section 6.1 (a), (b), (c), (d) or (e), the Appreciation Threshold Price and the Initial Price shall also be adjusted by dividing each of the Appreciation Threshold Price and the Initial Price by the applicable Dilution Adjustment.
(ii) If, during any Calculation Period used in calculating the Average Market Price or the Then-Current Market Price, an adjustment to the Exchange Rate becomes effective pursuant to this Section 6.1, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the trading days preceding the effective date of the adjustment in the Exchange Rate shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price.
(g) Timing of Dilution Adjustments. Each Dilution Adjustment shall be effected:
(i) in the case of any adjustment made pursuant to Section 6.1(a), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such dividend or distribution or the effective date of such subdivision, split or combination, as applicable;
(ii) in the case of any adjustment made pursuant to Section 6.1(b), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of holders of Common Stock entitled to receive such rights or warrants;
(iii) in the case of any adjustment made pursuant to Section 6.1(c), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such distribution;
(iv) in the case of any adjustment made pursuant to Section 6.1(d), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution; and
(v) in the case of any adjustment made pursuant to Section 6.1(e), immediately after 5:00 p.m., New York City time, on the final Trading Day of the Tender Offer Valuation Period; provided, that if the Exchange Date occurs within the five consecutive Trading Days next succeeding the expiration date, references with respect to “five consecutive Trading Day period” in Section 6.1(e) shall be deemed replaced with such lesser number of Trading Days as have elapsed between the expiration date and the Exchange Date in determining the applicable Exchange Rate.

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(h) General; Failure of Dilution Event to Occur. All Dilution Adjustments shall be rounded upward or downward to the nearest 1/10,000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th. No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent in the Exchange Rate; provided, however, that any adjustments that by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If any dividend or distribution of the type described in Section 6.1(a) is declared but not so paid or made, or the outstanding shares of Common Stock are not subdivided, split or combined, as the case may be, the Exchange Rate shall be immediately readjusted, effective as of the date the board of directors of the Company determines not to pay such dividend or distribution or to effect such subdivision, split or combination, to the Exchange Rate that would then be in effect if such subdivision, dividend, distribution, share split or share combination had not been declared or announced. If any rights or warrants described in Section 6.1(b) are not so issued, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to issue such rights or warrants, to the Exchange Rate that would then be in effect if such issuance had not been declared. If any rights or warrants described in Section 6.1(b) are not exercised or converted prior to the expiration of the exercisability or convertibility thereof, the Exchange Rate shall be readjusted to the Exchange Rate that would then be in effect if the adjustments made upon the issuance of such right or warrant had been made on the basis of the delivery of only the number of shares of the Common Stock actually delivered. If any dividend or distribution described in Section 6.1(c) or Section 6.1(d) is declared but not so paid or made, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to pay such dividend or distribution, to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared. If the Company or one of its subsidiaries is obligated to purchase shares of Common Stock pursuant to any tender or exchange offer described in Section 6.1(e), but the Company or such subsidiary is permanently prevented by applicable law from effecting any such purchase, or all such purchases are rescinded, then the Exchange Rate shall be readjusted to be the Exchange Rate that would then be in effect if such tender or exchange offer had not been made. If a Reorganization Event shall occur after the occurrence of one or more events requiring an adjustment pursuant to this Section 6.1, the Dilution Adjustments previously applied to the Exchange Rate in respect of such events shall not be rescinded but shall be applied to the new Exchange Rate provided for under Section 6.2.
(i) To the extent that the Company has a rights plan in effect prior to the Exchange Date and the rights have separated from the Common Stock, the Exchange Rate will be adjusted at the time of separation as if the Company had distributed to all holders of Common Stock rights to purchase any of its securities as described in Section 6.1(c) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

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Section 6.2 Adjustment for Consolidation, Merger or Other Reorganization Event.
(a) In the event of (i) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company or any such issuer (a “Company Successor”) with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which none of the Common Stock outstanding immediately before the merger or consolidation is exchanged for cash, securities or other property of the Company or another person), (ii) any sale, transfer, lease or conveyance to another corporation of all or substantially all of the property of the Company or any Company Successor, (iii)(x) any statutory exchange of securities of the Company or any Company Successor with another corporation or (y) any sale of all or substantially all of the outstanding equity securities of the Company or any Company Successor, including pursuant to any plan of arrangement or similar scheme with the Company’s stockholders under any applicable law, rule or regulation or order of any court or governmental authority (in the case of each of the preceding clauses (x) and (y), other than in connection with a consolidation or merger referred to in clause (i) immediately above), or (iv) any liquidation, dissolution or winding up of the Company or any Company Successor, in each case where all or substantially all of the shares of Common Stock are converted into or exchanged for cash, securities or other property of the Company or another person (any such event described in clause (i), (ii), (iii) or (iv), a “Reorganization Event”), Seller shall deliver to the Purchaser on the Exchange Date, in lieu of each share of Common Stock (or other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) subject to this Agreement, cash in an amount (the “Basic Reorganization Event Amount”) equal to (i) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (ii) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (iii) if the Transaction Value is less than the Initial Price, the Transaction Value. Notwithstanding the foregoing, if the consideration (the “Merger Consideration”) received by the holders of the Common Stock in the Reorganization Event (or the holders of other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) includes any Marketable Securities, Seller may, at its option, deliver those Marketable Securities on the Exchange Date (in lieu of delivering an amount of cash equal to the Average Market Price of those Marketable Securities on the Exchange Date).
(b) Notwithstanding Section 6.2(a), if at least 30% of the Value of the Merger Consideration consists of cash or property other than Marketable Securities (a “Cash Merger”), then Seller shall be required to deliver to the Purchaser, in lieu of the shares of Common Stock (or other Marketable Securities) that are deliverable under this Agreement, (i) within five Business Days after Seller receives the Merger Consideration, the Accelerated Portion; provided, that instead of delivering any non-cash consideration (other than Marketable Securities), Seller may, at its option, deliver cash in an amount equal to the Value of those assets; and (ii) on the Exchange Date, in lieu of each share of Common Stock that is deliverable under this Agreement (and the shares of other Marketable Securities that are deliverable per share of Common Stock under this

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Agreement following a Spin-Off Distribution), cash in an amount equal to (1) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (2) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (3) if the Transaction Value is less than the Initial Price, the Transaction Value, in each case minus the Value of the Accelerated Portion that is deliverable per share of Common Stock under this Agreement as determined in accordance with subsection (i) above. Seller may, at its option, deliver the Marketable Securities on the Exchange Date in lieu of delivering an amount of cash as described above.
(c) If a Reorganization Event occurs during a Calculation Period used to calculate the Average Market Price or Transaction Value, then the average Closing Prices used to calculate such Average Market Price or the average Closing Price referred to in clause (iii) of the definition of Transaction Value, in each case for the Trading Days preceding the effective date of the Reorganization Event, shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price to reflect the occurrence of that event.
(d) For the avoidance of doubt, if 100% of the Merger Consideration in a Cash Merger consists of cash, then delivery of the entire Merger Consideration will be accelerated as set forth in Section 6.2(b) above.
Section 6.3 Spin-Off Distributions. (a) If the Company shall, during the term of this Agreement, make a Spin-Off Distribution, then as of the record date of such Spin-Off Distribution, (i) the Contract Shares shall be deemed to include both (A) that number of shares of Common Stock equal to the Contract Shares as of such record date, and (B) that number of Marketable Securities of the class distributed in respect of the Contract Shares in such Spin-Off Distribution equal to the product of (x) such number of Contract Shares, and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution; (ii) Seller’s obligations under Section 2.3 shall include delivery of such Marketable Securities together with the Common Stock comprising the Contract Shares and the provisions of Section 2.3(c) shall apply mutatis mutandis to such Marketable Securities; and (iii) the “Closing Price” of the Common Stock, for purposes of calculating the Exchange Rate, shall thereafter be deemed to be equal to the sum of (A) the Closing Price per share of Common Stock and (B) the product of (x) the Closing Price per share of the spun-off Marketable Securities and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution. The number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in this Section 6.3(a), will be adjusted if any event that would, if it had occurred with respect to the Common Stock or the Company, have required an adjustment pursuant to the provisions described under Section 6.1 hereof occurs with respect to those Marketable Securities or their issuer between the time of the Spin-Off Distribution and the Exchange Date.

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(b) Instead of delivering Marketable Securities on the Exchange Date, Seller may exercise the Cash Settlement Alternative in respect of such Marketable Securities, in which case Section 2.3(d) shall apply to such election mutatis mutandis to such Marketable Securities, and Seller shall deliver cash equal to the value, based on the Average Market Price of the Marketable Securities at the Exchange Date, of the number of Marketable Securities that the Seller would otherwise be required to deliver on the Exchange Date.
(c) If a Spin-Off Distribution occurs and thereafter a Reorganization Event with respect to the Company occurs, then the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the Transaction Value and (B) the product of (x) the Average Market Price of a share of the spun-off Marketable Securities on the Exchange Date, provided that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the spun-off Marketable Securities, and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event, which number shall be adjusted as provided in Section 6.1 if a Dilution Adjustment occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
(d) If a Spin-Off Distribution occurs and thereafter any transaction with respect to the issuer of the spun-off Marketable Securities that would have been a Reorganization Event if it had occurred with respect to the Company occurs, then (i) all references to the Common Stock and the Company in the definitions of “Reorganization Event” and “Transaction Value” will be deemed to refer to the spun-off Marketable Securities and their issuer, respectively, and (ii) the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the product of (x) the Transaction Value of the applicable Reorganization Event per share of such Marketable Securities and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event and (B) the Average Market Price of a share of the Common Stock on the Exchange Date; provided, that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the shares of Common Stock. If any event that requires an adjustment pursuant to Section 6.1 hereof occurs with respect to the Common Stock or the Company between the time of the Reorganization Event and the Exchange Date, the amount described in clause (A) that Seller is required to deliver per share of the Common Stock will be adjusted by dividing that amount by the applicable Dilution Adjustment made to the Common Stock.
(e) If a Spin-Off Distribution occurs during a Calculation Period used to calculate the Average Market Price or the Then-Current Market Price, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the Trading Days preceding the effective date of the Spin-Off Distribution shall be appropriately adjusted to reflect the occurrence of that event.

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Section 6.4 Adjustments with Respect to Marketable Securities. If any event that requires an adjustment pursuant to Section 6.1 occurs with respect to the Common Stock or the Company between the time of the Spin-Off Distribution and the Exchange Date, the number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in Section 6.3(a), will be adjusted by dividing that number by the applicable Dilution Adjustment made to the Common Stock. Adjustment for such subsequent events shall be as nearly equivalent as practicable to the adjustments provided for in Article VI hereof.
ARTICLE VII
ACCELERATION UPON AN EVENT OF
DEFAULT; TRANSFER AGENT INSTRUCTIONS
Section 7.1 Events of Default. If one or more of the following events (each an “Event of Default”) shall occur:
(a) Seller (including, for the avoidance of doubt, Grantor) shall commence a voluntary case or other proceeding seeking a liquidation, reorganization or other relief with respect to such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such person, or shall make a general assignment for the benefit of creditors, or shall take any action to authorize any of the foregoing; or
(b) an involuntary case or other proceeding shall be commenced against Seller (including, for the avoidance of doubt, Grantor) seeking liquidation, reorganization or other relief with respect to such person or such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against such person under the federal bankruptcy laws as now or hereafter in effect; or
(c) a Collateral Event of Default within the meaning of the Collateral Agreement shall occur;
then, upon the occurrence of any such event, Seller’s obligations under this Agreement will automatically be accelerated and Seller shall become obligated to deliver the Maximum Deliverable Number of shares of Common Stock (or, after a Reorganization Event or Spin-Off Distribution, the Marketable Securities or cash or other assets or a combination of Marketable Securities or cash or other assets deliverable instead of or in addition to those shares of Common Stock), or any U.S. Government Securities or other property then pledged as collateral under the Collateral Agreement for Seller’s obligations. Purchaser and Seller agree that such amount is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and Purchaser will not be entitled to recover additional damages as a consequence of any loss resulting from an Event of Default.

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Section 7.2 Transfer Agent Instructions. Seller agrees to provide the transfer agent for the Common Stock or any Marketable Securities with irrevocable standing instructions to pay over directly to the Collateral Agent for the benefit of Purchaser all cash or other property received in respect of distributions or dividends on the Common Stock or Marketable Securities or in connection with a Reorganization Event. Purchaser agrees to irrevocably instruct the Collateral Agent, and to cause the Collateral Agent, to promptly pay over to Seller any dividends, interest, principal or other payments received by the Collateral Agent on any collateral pledged by Seller, including any substitute collateral, unless Seller is in default on its obligations under the Collateral Agreement (including Seller’s obligation to pledge additional shares of Common Stock when required under the Collateral Agreement), or unless the payment of that amount to Seller would cause the collateral to become insufficient under the Collateral Agreement. Seller will have the right to vote any pledged shares of Common Stock or Marketable Securities for so long as those shares are owned by it and pledged under the Collateral Agreement, unless an event of default occurs under this Agreement or the Collateral Agreement.
ARTICLE VIII
MISCELLANEOUS
Section 8.1 Adjustments of Exchange Rate; Selection of Independent Investment Banking Firm. Purchaser shall be responsible for the effectuation and calculation of any adjustment pursuant to Article VI hereof and shall furnish Seller notice of any such adjustment and shall provide Seller reasonable opportunity to review the calculations pertaining to any such adjustment. If, pursuant to the terms and conditions of this Agreement, the Administrator shall be required to retain a nationally recognized independent investment banking firm for any purpose provided in this Agreement, such nationally recognized independent investment banking firm shall be selected and retained by the Administrator only after consultation with Seller.
Section 8.2 No Assumption of Liability. By executing this Agreement, none of the Trustees assumes any personal liability under this Agreement. The Trust Agreement was executed or made by or on behalf of the Trust by the Trustees as trustees and not individually and the obligations of this Agreement are not binding upon any of them or the holders of the Securities individually but are binding only upon the assets and property of the Trust.
Section 8.3 Notices.
(a) All notices and other communications provided for in this Agreement, unless otherwise specified, shall be in writing and shall be given at the addresses set forth in the following sentence or at such other addresses as may be designated by notice duly given in accordance with this Section 8.3 to each other party to this Agreement. Until such notice is given, (i) notices to Purchaser shall be directed to it in care of the Administrator, U.S. Bank National Association, Corporate Trust Services, Attention: 2010 Swift Mandatory Common Exchange Security Trust, 101 N. 1st Avenue, Suite 1600, Phoenix, Arizona 85003, Telephone No.: (602) 257-5430, Facsimile No.: (602) 257-5433, with a copy to Scott R. Saks, Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, Facsimile No.: (212) 230-7760; and (ii) notices to Seller shall be directed to it at the Marti Lyn Moyes Trust Dated 7/27/07 at P.O. Box 1397, Tolleson, AZ 85353, Attention: Elly Penrod, with a copy to Earl Scudder, Scudder Law Firm, P.C., L.L.O., 411 South 13th St., 2nd Floor, Lincoln, Nebraska 68508, with a copy to Heather A. Carmody, Barnes & Thornburg LLP, One North Wacker Drive, Suite 4400, Chicago, IL 60606-2809.

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(b) Each notice given pursuant to Section 8.3(a) shall be effective (i) if sent by certified mail (return receipt requested), 72 hours after being deposited in the United States mail, postage prepaid; (ii) if given by telex or telecopier, when such telex or telecopied notice is transmitted (with electronic confirmation of transmission or verbal confirmation of receipt); or (iii) if given by any other means, when delivered at the address specified in this Section 8.3.
Section 8.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
Section 8.5 Severability. To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.
Section 8.6 Entire Agreement. Except as expressly set forth in this Agreement, this Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement.
Section 8.7 Amendments; Waivers. Any provision of this Agreement may be amended or waived (either generally or in a particular instance and either retrospectively or prospectively) if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto or, in the case of a waiver, by the party against whom the waiver is to be effective. Purchaser agrees that it will not, without Seller’s written consent, agree to amend or waive any provision of the Trust Agreement in any manner that materially and adversely affects the rights or obligations of Seller hereunder. No failure or delay by either party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 8.8 Non-Assignability. This Agreement and the rights and obligations of the parties under this Agreement may not be assigned or delegated by either party without the prior written consent of the other party, and any purported assignment without such consent shall be void.

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Section 8.9 No Third Party Rights; Successors and Assigns. This Agreement is not intended and shall not be construed to create any rights in any person other than the parties hereto and their respective successors and assigns and no person shall assert any rights as third party beneficiary under this Agreement. Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and be enforceable by, and inure to the benefit of, their respective successors and assigns whether so expressed or not and shall be enforceable by and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 8.10 Counterparts. This Agreement may be executed, acknowledged and delivered in any number of counterparts, each of which shall be an original, but all of which shall constitute a single agreement, with the same effect as if the signatures on each such counterpart were upon the same instrument. A copy of a counterpart sent by facsimile machine or other electronic means must be treated as an original counterpart, is sufficient evidence of the execution of the original and may be produced in evidence for all purposes in place of the original.
Section 8.11 Grantors. Grantor hereby makes all representations and warranties and agrees to perform all the covenants and other obligations of Seller under this Agreement as if he were “Seller” hereunder, and every reference to “Seller” shall be deemed to include Grantor, including without limitation those references in Section 7.1(a) and (b) hereof. All the covenants and agreements contained in this Agreement by or on behalf of Grantor shall bind and be enforceable by, and inure to the benefit of, its successors and assigns whether so expressed or not, including without limitation, the estate of Grantor, and the executor, administrator or personal representative of such Grantor, as well as such Grantor’s heirs, assigns, beneficiaries, transferees and distributees, or any receiver or trustee in bankruptcy or representative of such Grantor’s creditors, and shall be enforceable by and inure to the benefit of Grantor and its successors and assigns. In addition, within three months of the appointment of a personal representative of the estate of any deceased Grantor, such personal representative shall enter into an agreement assuming all of the obligations of this Agreement and agreeing not to challenge this Agreement, and failure to do so shall be an Event of Default hereunder. Grantor covenants and agrees that he or she will not revoke Seller while this Agreement is outstanding.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the first date set forth above.

SELLER: MARTI LYN MOYES TRUST dated April 27, 2007
By:	/s/ Michael J. Moyes
Michael J. Moyes, Trustee

Marti Lyn Moyes
/s/ Marti Lyn Moyes

[Signature Page to the Forward Purchase Agreement]

PURCHASER: 2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST
By:	/s/ Donald J. Puglisi
Donald J. Puglisi, as Trustee

By:	/s/ William R. Latham
William R. Latham, as Trustee

By:	/s/ James B. O’Neill
James B. O’Neill, as Trustee

[Signature Page to the Forward Purchase Agreement]

EXECUTION VERSION
FORWARD PURCHASE AGREEMENT
Between
Jerry Moyes, as Seller,
and
2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST,
as Purchaser
Dated as of December 21, 2010

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(continued)

Page

Section 8.4 Governing Law	22

Section 8.5 Severability	22

Section 8.6 Entire Agreement	22

Section 8.7 Amendments; Waivers	22

Section 8.8 Non-Assignability	22

Section 8.9 No Third Party Rights; Successors and Assigns	23

Section 8.10 Counterparts	23

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FORWARD PURCHASE AGREEMENT
FORWARD PURCHASE AGREEMENT (this “Agreement”), dated as of December 21, 2010, between Jerry Moyes (“Seller”), and the 2010 Swift Mandatory Common Exchange Security Trust, a trust organized under the laws of the State of New York under and by virtue of an Amended and Restated Trust Agreement, dated as of December 15, 2010 (the “Trust Agreement”; such business trust and the trustees thereof acting in their capacity as such being referred to in this Agreement as “Purchaser”).
WITNESSETH:
WHEREAS, Seller as of the date hereof owns shares of Class B Common Stock, par value $0.01 per share (the “Pledged Shares”), of Swift Transportation Company, a Delaware corporation (the “Company”), which shares are convertible into shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), of the Company upon consummation of the transfer to Purchaser of such shares pursuant to the terms and conditions of this Agreement, and Seller will own such Pledged Shares as of the First Time of Delivery; and
WHEREAS, Purchaser has prepared an offering memorandum contemplating the offering of up to 26,136,364 $0.66 Trust Issued Mandatory Common Exchange Securities (the “Securities”), the terms of which contemplate delivery by Purchaser to the holders of such Securities of a number of shares of Common Stock (or, in certain circumstances, cash or other property in lieu of such Common Stock) on, or, in certain circumstances, prior to, the Exchange Date referred to below; and
WHEREAS, Seller has agreed, pursuant to the Collateral Agreement, dated as of December 21, 2010 (together with any substitute agreement therefor entered into pursuant to Section 2.2(a) of the Trust Agreement, the “Collateral Agreement”), among Seller, as Pledgor, U.S. Bank National Association, as Collateral Agent (as defined below), and Purchaser to grant to the Collateral Agent, for the benefit of Purchaser, a security interest in the Pledged Shares and, in certain circumstances, certain other collateral to secure the obligations of Seller under this Agreement; and
WHEREAS, Purchaser has agreed, effective as of the First Time of Delivery, pursuant to the Purchase Agreement, dated December 15, 2010 (the “Purchase Agreement”), among Purchaser, Seller, the other sellers and grantors party thereto, the Company, Swift Corporation and Morgan Stanley & Co. Incorporated and the other initial purchasers listed in Schedule I thereto (collectively, the “Initial Purchasers”), to issue and sell to the Initial Purchasers an aggregate of 27,727,273 Securities (the “Firm Securities”) and, at the Initial Purchasers’ option as provided therein, up to 3,409,091 additional Securities (such additional Securities as the Initial Purchaser shall actually purchase pursuant to the Purchase Agreement, the “Optional Securities”);
NOW, THEREFORE, the parties to this Agreement, intending to be bound, agree as follows:

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ARTICLE I
DEFINITIONS; INTERPRETATION
Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:
“Accelerated Portion” means, in relation to any Cash Merger, the portion of the Merger Consideration received in exchange for shares of Common Stock (or other Marketable Securities) other than Marketable Securities that has a Value equal to the amount determined by multiplying the Value of the portion of the Merger Consideration received in exchange for such shares of Common Stock (or other Marketable Securities) that consists of assets other than Marketable Securities by a fraction, (i) the numerator of which is the Basic Reorganization Event Amount and (ii) the denominator of which is the Transaction Value.
“Administrator” means U.S. Bank National Association, administrator for Purchaser under the Administration Agreement, or its successor in such capacity, or any other Administrator appointed pursuant to the Trust Agreement and the Administration Agreement.
“Administration Agreement” means the Administration Agreement, dated as of December 21, 2010, between the Administrator and Purchaser.
“Agreement” has the meaning set forth in the Preamble.
“Appreciation Threshold Price” has the meaning specified in Section 2.1(c).
“Average Market Price” per share of Common Stock or Marketable Security on any date means the average Closing Price per share of Common Stock or Marketable Security for the Calculation Period consisting of the 20 Trading Days immediately prior to but not including the third Trading Day prior to such date.
“Basic Reorganization Event Amount” has the meaning specified in Section 6.2(a).
“Business Day” means a day on which the New York Stock Exchange is open for trading and that is not a day on which commercial banks in The City of New York are authorized or obligated by law to close.
“Calculation Period” means any period of Trading Days for which an average security price must be determined pursuant to this Agreement.
“Cash Merger” has the meaning specified in Section 6.2(b).
“Cash Percentage” has the meaning specified in Section 2.3(d).
“Cash Settlement Alternative” has the meaning specified in Section 2.3(d).

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“Closing Price” of a share of Common Stock (or any other Marketable Security or common equity) on any Trading Day means (i) the last reported sale price per share (or, if no last sale price is reported, the average of the bid and ask prices per share or, if more than one in either case, the average of the average bid and the average ask prices per share) on such day reported by the New York Stock Exchange, or, if the Common Stock (or such other security) is not listed on the New York Stock Exchange, as reported by the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed, (ii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange, the last quoted bid price on that day for the Common Stock (or such other security) in the over-the-counter market as reported by Pink OTC Markets Inc. or a similar organization or (iii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or so quoted by Pink OTC Markets Inc. or a similar organization, the market price of the Common Stock (or such other security) on that day as determined by a nationally recognized independent investment banking firm retained by the Administrator for this purpose, whose determination shall be conclusive; provided, that if any event that results in an adjustment to the number of shares of Common Stock or Marketable Securities deliverable under this Agreement pursuant to Article VI occurs during any Calculation Period, the Closing Price as determined pursuant to the foregoing for each Trading Day in the Calculation Period occurring prior to the date on which such adjustment is effected will be appropriately adjusted to reflect the occurrence of such event.
“Collateral Agent” means U.S. Bank National Association, in its capacity as Collateral Agent under the Collateral Agreement, or its successor in such capacity, or any other Collateral Agent appointed pursuant to the Trust Agreement and the Collateral Agreement.
“Collateral Agreement” has the meaning specified in the recitals to this Agreement.
“common equity” means any security of any class of capital stock (whether voting or non-voting) that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer of such capital stock and that is not subject to redemption by the issuer of such capital stock.
“Common Stock” has the meaning specified in the recitals to this Agreement.
“Company” has the meaning specified in the recitals to this Agreement.
“Company Successor” has the meaning specified in Section 6.2(a).
“Contract Shares” has the meaning specified in Section 2.1(b), as adjusted pursuant to Section 2.3(e).
“Custodian” means U.S. Bank National Association, as custodian for Purchaser under the Custodian Agreement, or its successor in such capacity, or any other Custodian appointed pursuant to the Trust Agreement and the Custodian Agreement.
“Custodian Agreement” means the Custodian Agreement, dated as of December 21, 2010, between the Custodian and Purchaser.

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“Dilution Adjustment” means any fraction or number by which the Exchange Rate shall be multiplied pursuant to Section 6.1(a), (b), (c), (d) or (e).
“Event of Default” has the meaning specified in Section 7.1.
“Exchange Date” means December 31, 2013, provided that if the number of shares of Common Stock or other Marketable Securities, as applicable, deliverable to the Purchaser on that date would exceed 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable, such excess portion will be delivered on successive Business Days (with no delivery on any Business Day of a number of shares of Common Stock or other Marketable Securities, as applicable, in excess of 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable) until such entire excess portion has been delivered. Each reference in this Agreement to the Exchange Date shall be deemed a reference to December 31, 2013 (or any date to which the Exchange Date is accelerated) and each such other Business Day.
“Exchange Rate” has the meaning specified in Section 2.16.1(c).
“Expiration Time” has the meaning specified in Section 6.1(e).
“Firm Purchase Price” has the meaning specified in Section 2.2(a).
“Firm Securities” has the meaning specified in the recitals to this Agreement.
“Firm Share Base Amount” means 72,215 shares of Common Stock.
“Firm Shares” has the meaning specified in Section 2.1(a).
“First Time of Delivery” has the meaning specified in Section 2.3(a).
“Full Share Number” has the meaning in Section 2.3(d).
“Initial Price” has the meaning specified in Section 2.1(c).
“Initial Purchasers” has the meaning specified in the recitals to this Agreement.
“Initial Treasury Securities” means the U.S. Government Securities purchased by Purchaser pursuant to Section 2.3(b)(i) of the Trust Agreement for settlement at the First Time of Delivery.
“Liens” means any lien, mortgage, security interest, pledge, charge, encumbrance or adverse claim of any kind.
“Market Disruption Event” means the occurrence or existence on any scheduled trading day for the Common Stock (or any other applicable security) of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the Common Stock (or such other security, including Marketable Securities) or in any options, contracts or futures contracts relating to the Common Stock (or such other security, including Marketable Securities), and such suspension or limitation occurs or exists at any time within 30 minutes prior to the closing time of the relevant stock exchange on such day.

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“Marketable Securities” means any common equity securities (whether voting or non-voting) listed on a U.S. national or regional securities exchange.
“Maximum Deliverable Number” has the meaning specified in the Collateral Agreement.
“Merger Consideration” has the meaning specified in Section 6.2(a).
“Optional Securities” has the meaning specified in the recitals to this Agreement.
“Purchase Agreement” has the meaning specified in the recitals to this Agreement.
“Purchaser” has the meaning specified in the preamble to this Agreement.
“Reorganization Event” has the meaning specified in Section 6.2(a).
“Securities” has the meaning specified in the recitals to this Agreement.
“Seller” has the meaning specified in the preamble to this Agreement.
“Spin-Off Distribution” means a distribution by the Company of Marketable Securities issued by an issuer other than the Company to all or substantially all holders of Common Stock.
“Tender Offer Valuation Period” has the meaning specified in Section 6.1(e).
“Then-Current Market Price” of the Common Stock means the average Closing Price per share of Common Stock for the applicable Calculation Period.
“Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) (x) the New York Stock Exchange is open for trading, or, if the Common Stock (or any other applicable security) is not listed on the New York Stock Exchange, the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed is open for trading, (y) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange but is quoted on the over-the-counter market by Pink OTC Markets Inc. or a similar organization, Pink OTC Markets Inc. or such similar organization, as applicable, is open for quoting or (z) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or quoted by Pink OTC Markets Inc. or a similar organization, such day is a Business Day. A “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system or, if applicable, regular quoting on the relevant quotation system.

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“Transaction Value” means the sum of: (i) for any cash received in the Reorganization Event, the amount of the cash received per share of Common Stock; (ii) for any property other than cash or Marketable Securities received in the Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of the property received per share of Common Stock (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) for any Marketable Securities received in the Reorganization Event, an amount equal to the Average Market Price of those Marketable Securities on the Exchange Date multiplied by the number of those Marketable Securities received per share of Common Stock; provided, at when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the Marketable Securities received in the Reorganization Event. The number of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) will be adjusted if a dilution event of the type described in Article VI hereof occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
“Transfer Restrictions” has the meaning specified in the Collateral Agreement.
“Transferred Securities” has the meaning specified in Section 2.3(e).
“Trust Agreement” has the meaning specified in the preamble to this Agreement.
“Trustees” has the meaning specified in the Trust Agreement.
“U.S. Government Securities” means direct obligations of the United States of America.
“Value” means, (i) in respect of cash, the amount of such cash; (ii) in respect of any property other than cash or Marketable Securities, an amount equal to the market value on the date the Reorganization Event is consummated (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) in respect of any Marketable Security, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the date the Reorganization Event is consummated.
Section 1.2 Interpretation.
(a) When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference is to Articles or Sections of, or Exhibits or Schedules to, this Agreement unless otherwise indicated.
(b) The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.
(c) Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

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(d) Any reference to any statute, regulation or agreement is a reference to such statute, regulation or agreement as supplemented or amended from time to time.
ARTICLE II
SALE AND PURCHASE
Section 2.1 Sale and Purchase.
(a) Firm Shares. Upon the terms and subject to the conditions of this Agreement, and subject to Seller’s cash settlement alternative as provided in Section 2.3(d), Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the number of shares of Common Stock (the “Firm Shares”) equal to the product of the Firm Share Base Amount and the Exchange Rate.
(b) [Reserved]
(c) Exchange Rate. The “Exchange Rate” on any date shall be the rate determined in accordance with the following formula, subject to adjustment as a result of certain events as provided in Article VI:
(i) if the Average Market Price is less than $13.48 (the “Appreciation Threshold Price”) but equal to or greater than $11.00 (the “Initial Price”), the Exchange Rate will be the number of shares of Common Stock (rounded upward or downward to the nearest 1/10/000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th) having a value (as determined at the Average Market Price) equal to the Initial Price;
(ii) if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8163 of a share of Common Stock; or
(iii) if the Average Market Price is less than the Initial Price, the Exchange Rate will be 1.000 share of Common Stock.
If the Exchange Date is more than one day as described in the definition thereof, there nonetheless will be only one Calculation Period, ending on the third Trading Day prior to the first such day.
Section 2.2 Purchase Price.
(a) Firm Purchase Price. The purchase price for the Firm Shares (the “Firm Purchase Price”) shall be an amount equal to the difference between (i) the aggregate proceeds to Purchaser from the sale of the Firm Securities and (ii) the aggregate cost to Purchaser, as notified by Purchaser to Seller at the First Time of Delivery, of the Initial Treasury Securities.
(b) [Reserved]

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Section 2.3 Payment for and Delivery of Contract Stock.
(a) First Time of Delivery. Upon the terms and subject to the conditions of this Agreement, Purchaser shall deliver to Seller the Firm Purchase Price on December 21, 2010 (the “First Time of Delivery”), at the offices of Simpson Thatcher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by Purchaser and Seller, paid by wire transfer to an account designated by Seller, in Federal (immediately available) funds. The Firm Shares are also referred to in this Agreement as the “Contract Shares”.
(b) [Reserved]
(c) Sale and Delivery of Contract Shares. Seller agrees to deliver, except as otherwise provided in this Agreement, the Contract Shares to Purchaser on the Exchange Date, which Contract Shares shall be free and clear of any Liens and Transfer Restrictions. Unless Seller elects the Cash Settlement Alternative as provided in Section 2.3(d), delivery shall be effected by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement, in an amount equal to the number of Contract Shares, rounded down to the nearest whole number. Alternatively, in accordance with Section 5.2 of the Collateral Agreement, Seller may elect to deliver shares of Common Stock in an amount equal to the number of Contract Shares, rounded down to the nearest whole number, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date. Seller agrees to make a cash payment in respect of any fractional shares included in the Contract Shares at the Exchange Date, in an amount equal to the value of such fractional shares at the Average Market Price. In addition, if the difference between (A) the aggregate proceeds of any sale (net of any brokerage or related expenses) of any Common Stock or Marketable Securities sold by Purchaser pursuant to Section 2.4(f)(ii) of the Trust Agreement and (B) the product of the number of shares of Common Stock or Marketable Securities so sold and the Average Market Price, is negative, Seller shall pay such difference to Purchaser. If such difference is positive, Purchaser shall pay the difference to Seller. Notwithstanding the foregoing, if a Reorganization Event shall have occurred prior to the Exchange Date then, in lieu of the foregoing, delivery shall be effected as follows: (i) in the case of any cash required to be delivered on the Exchange Date as provided in Section 6.2, by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds; (ii) in the case of any Marketable Securities elected by Seller to be delivered in lieu of cash, as provided in Section 6.2, by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of the applicable number of Marketable Securities then held as collateral under the Collateral Agreement, as provided in Section 5.7 of the Collateral Agreement; and (iii) in the case of any cash included in the Accelerated Portion as provided in Section 6.2(b), by wire transfer as provided in clause (i) above or in the case of any non-cash assets included in such Accelerated Portion, by delivery by the Collateral Agent of such assets to the Custodian, for the account of Purchaser. Alternatively, Seller may elect to deliver shares of Marketable Securities in lieu of cash, as provided in Section 6.2, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Marketable Securities then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date.

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(d) Cash Settlement Alternative. At its option, Seller may deliver to Purchaser on the Exchange Date, in lieu of the Contract Shares, in whole or in part, an amount per share of Common Stock it chooses to settle in cash (the “Cash Settlement Alternative”) equal to the Average Market Price of Common Stock on the Exchange Date, paid by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds. If the Seller elects the Cash Settlement Alternative, it may do so by delivering notice to Purchaser, the Collateral Agent and the Custodian not less than 60 days nor more than 90 days preceding the Exchange Date then in effect, which notice shall state the portion to be settled in cash as a fixed percentage between 0% and 100%. If Seller elects the Cash Settlement Alternative, Purchaser shall provide notice of such election to the holders of the Securities not less than 45 days nor more than 90 days prior to the Exchange Date as then in effect.
(e) Satisfaction of Obligations; Agreement not to Resell. Notwithstanding any other provision of this Agreement, if on or prior to the Exchange Date, Seller transfers Securities to Purchaser, free and clear of any Liens and Transfer Restrictions, for cancellation (any Securities so transferred being referred to in this Agreement as the “Transferred Securities”) then the number of Contract Shares, or the cash in lieu thereof in the event the Cash Settlement Alternative is elected, deliverable by Seller pursuant to this Agreement shall be reduced by a number equal to the product of (i) the number of Contract Shares before giving effect to any such transfers and (ii) a fraction, the numerator of which is the number of Transferred Securities and the denominator of which is the number of Securities outstanding immediately prior to such transfer (rounded down to the nearest whole share). The Seller will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act of 1933, as amended) to resell any of the Securities that have been acquired by any of them.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.1 Representations and Warranties of Seller. Seller represents and warrants to Purchaser that each representation and warranty made by Seller pursuant to Section 1(b) of the Purchase Agreement is true and correct on the date of this Agreement.
Section 3.2 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that each representation and warranty made by Purchaser pursuant to Section 1(a) of the Purchase Agreement is true and correct on the date of this Agreement.

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ARTICLE IV
CONDITIONS TO PURCHASER’S OBLIGATIONS
Section 4.1 Condition to Delivery of Firm Purchase Price. The obligation of Purchaser to deliver the Firm Purchase Price at the First Time of Delivery is subject to the condition that the purchase by the Initial Purchasers of the Firm Securities pursuant to the Purchase Agreement shall have been consummated as contemplated under the Purchase Agreement and that Seller shall have delivered to Purchaser the forms set forth in Section 5.1(a)(ii) below.
Section 4.2 [Reserved]
ARTICLE V
COVENANTS
Section 5.1 Covenants of Seller and Purchaser.
(a) Taxes.
(i) Seller shall pay any and all documentary, stamp, transfer or similar taxes and charges that may be payable in respect of the execution of this Agreement and the transfer and delivery of the Contract Shares (or any cash or Marketable Securities or other property in lieu of the Contract Shares) and the sale by Purchaser of any assets pursuant to this Agreement. Purchaser may withhold from any payment under this Agreement any tax required by law, and Seller may withhold from any payment under this Agreement to the extent such withholding is the result of Purchaser failing to provide the Seller with an IRS Form W-9 setting forth an exemption from withholding, provided the Purchaser is eligible under law to deliver such IRS Form W-9 to the Seller.
(ii) As of the First Time of Delivery and the Exchange Date, to the extent legally applicable, the Company shall deliver to Purchaser an affidavit issued and duly certified by the Company pursuant to Treasury regulation sections 1.1445-2(c)(3) and 1.897-2(h) that the Company is not a U.S. real property holding corporation (“USRPHC”) and has not been a USRPHC at any time during the five-year period ending on the applicable date, or any substitute form the Company can legally provide and reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (“Non-USRPHC Certificate”). In the event, that the Company is unable to provide a Non-USRPHC Certificate under applicable law, the Sellers may elect to deliver to Purchaser a non-foreign person affidavit duly certifying that Seller is not a foreign person in the form that satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended, and is reasonably acceptable to the Purchaser and any other duly executed form reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (a “FIRPTA Certificate”). Seller shall immediately notify Purchaser when the Non-USRPHC Certificate or the Non-Foreign Person Affidavit is no longer accurate.

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(b) Forward Contract. Each of Seller and Purchaser hereby agrees that, unless otherwise required by law: (i) it will not treat this Agreement, any portion of this Agreement, or any obligation under this Agreement as giving rise to any interest expense or income or other inclusions or expense of ordinary income; (ii) it will not treat the delivery of any portion of the Contract Shares, cash, Marketable Securities or other property to be delivered pursuant to this Agreement as the payment of interest or ordinary income; (iii) it will treat this Agreement in its entirety as a forward contract for the delivery of such Contract Shares, cash, Marketable Securities or other property; and (iv) it will not take any action (including filing any tax return or form or taking any position in any tax proceeding, other than in connection with good faith negotiations in settlement of a tax proceeding) that is inconsistent with the treatment provided for in clauses (i) through (iii) of this Section 5.1(b). Seller and Purchaser may also take any action or position required by law provided that Seller or Purchaser, as the case may be, provides an opinion of counsel, nationally recognized as expert in Federal tax matters, to the effect that such action or position is required by a statutory change, Treasury regulation, or applicable court decision published after the date of this Agreement.
(c) Limitations on Trading During Certain Days. Seller hereby agrees that it will not buy Common Stock or securities exchangeable for or convertible into Common Stock for its own account during the 60 days prior to the Exchange Date; provided, however, during such period, Seller may purchase Common Stock in a private transaction for its own account from the account of Jerry Moyes, the Jerry and Vickie Moyes Family Trust Dated 12/11/87, the Todd Moyes Trust Dated 4/27/07, the Hollie Moyes Trust Dated 4/27/07, the Chris Moyes Trust Dated 4/27/07, the Lyndee Moyes Nester Trust Dated 4/27/07, the Marti Lyn Moyes Trust Dated 4/27/07 and the Michael J. Moyes Trust Dated 4/27/07 or any of their affiliates.
(d) Notices. Seller will cause to be delivered to Purchaser:
(i) Immediately upon the occurrence of any Event of Default, or upon Seller’s obtaining knowledge that any of the conditions or events described in Section 7.1(a) or (b) hereof shall have occurred with respect to the Company, notice of such occurrence; and
(ii) If at any time prior to the Exchange Date, Seller receives notice, or otherwise obtains knowledge, that any event requiring an adjustment to be effected pursuant to Article VI hereof shall have occurred or be pending, then Seller shall promptly cause to be delivered to Purchaser a notice identifying such event and stating, if known to Seller, the date on which such event occurred or is to occur and, if applicable, the record date relating to such event. Seller shall cause further notices to be delivered to Purchaser if Seller shall subsequently receive notice, or otherwise obtain knowledge, of any further or revised information regarding the terms or timing of such event or any record date relating to such event.

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(e) Margin Stock. Seller hereby agrees that it will not use the proceeds from this Agreement to purchase or carry any margin stock.
(f) Further Assurances. From time to time on and after the date of this Agreement through the Exchange Date, each of the parties to this Agreement shall use its commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement, including (i) using commercially reasonable efforts to remove any legal impediment to the consummation of such transactions and (ii) the execution and delivery of all such deeds, agreements, assignments and further instruments of transfer and conveyance reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement.
ARTICLE VI
ADJUSTMENTS TO EXCHANGE RATE, APPRECIATION
THRESHOLD PRICE AND INITIAL PRICE; REORGANIZATION EVENTS
Section 6.1 Dilution Adjustments. The Exchange Rate, Appreciation Threshold Price and Initial Price shall be subject to adjustment from time to time as follows:
(a) Stock Dividends, Splits, Etc. If the Company shall, after the date of this Agreement,
(i) pay a stock dividend or make a distribution with respect to the Common Stock in shares of Common Stock;
(ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares of Common Stock; or
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;
then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to the fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately after the effective time of the adjustment relating to such event (giving effect to, and solely as a result of, such event as of such effective time), and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the effective time of the adjustment relating to such event. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(b) Right or Warrant Issuances. If the Company shall, after the date of this Agreement, issue, or declare a record date in respect of an issuance of, rights or warrants to all or substantially all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Current Market Price of the Common Stock (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest) for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to those rights or warrants, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock that the aggregate proceeds from the exercise of such rights or warrants would purchase at the Then-Current Market Price of the Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, which shall be determined by multiplying the total number of shares so offered for subscription or purchase by the exercise price of such rights or warrants and dividing the product so obtained by such Then-Current Market Price. For purposes of this Section 6.1(b), in determining whether any rights or warrants entitle the holders to subscribe for or purchase, or exercise a conversion right for, Common Stock at less than the applicable Then-Current Market Price, and in determining the aggregate exercise or conversion price payable for such Common Stock, there shall be taken into account any consideration the Company receives for such rights or warrants and any amount payable on exercise or conversion thereof, with the value of such consideration, if other than cash, to be determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(c) Distributions of Other Assets. If the Company shall, after the date of this Agreement, declare or pay a dividend or make a distribution to all or substantially all holders of Common Stock, in either case, consisting of evidences of its indebtedness or other non-cash assets (excluding (A) any stock dividends or distributions in shares of Common Stock referred to in Section 6.1(a) and (B) any Spin-Off Distributions) or shall issue to all or substantially all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in Section 6.1(b)), then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such distribution (“T”), and (ii) the denominator of which shall be T, less the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) as of the time the adjustment is effected of the portion of those evidences of indebtedness, non-cash assets or rights or warrants applicable to one share of Common Stock (“V”). If V is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(c), such distribution shall be deemed to be a liquidation of the Company subject to Section 6.2 where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(d) Cash Dividends. If the Company shall, after the date of this Agreement, declare a record date in respect of a distribution of cash, other than any cash distributed in consideration of fractional shares of Common Stock and any cash distributed in a Reorganization Event, by dividend or otherwise, to all or substantially all holders of Common Stock, then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such dividend or distribution (“T”), and (ii) the denominator of which shall be T, less the amount in cash per share that the Company distributes to holders of Common Stock (“C”). If C is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(d), such dividend or distribution shall be deemed to be a liquidation of the Company subject to Section 6.2, where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such dividend or distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(e) Tender or Exchange Offers. If the Company or any of its subsidiaries shall, after the date of this Agreement, make a payment in respect of a tender or exchange offer for the Common Stock (other than a tender offer solely to holders of fewer than 100 shares of Common Stock), and the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), of any other consideration included in the payment per share of Common Stock exceeds the Then-Current Market Price for the five consecutive Trading Day period commencing on the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (such period, the “Tender Offer Valuation Period”), then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the sum of (A) the aggregate cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), on the expiration date, of the other consideration paid or payable for shares accepted for purchase or exchange in such tender or exchange offer, plus (B) the product of (x) the Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period, multiplied by (y) the number of shares of Common Stock outstanding immediately after the time (the “Expiration Time”) such tender or exchange offer expires (after giving effect to such tender offer or exchange offer), and (ii) the denominator of which shall be such Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period multiplied by the number of shares of Common Stock outstanding immediately prior to the Expiration Time (prior to giving effect to such tender offer or exchange offer). If the application of the foregoing formula would result in a decrease in the Exchange Rate, no adjustment to the Exchange Rate will be made.

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The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(f) Corresponding Adjustments to Initial Price, Appreciation Threshold Price and Closing Price.
(i) If any adjustment is made to the Exchange Rate pursuant to Section 6.1 (a), (b), (c), (d) or (e), the Appreciation Threshold Price and the Initial Price shall also be adjusted by dividing each of the Appreciation Threshold Price and the Initial Price by the applicable Dilution Adjustment.
(ii) If, during any Calculation Period used in calculating the Average Market Price or the Then-Current Market Price, an adjustment to the Exchange Rate becomes effective pursuant to this Section 6.1, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the trading days preceding the effective date of the adjustment in the Exchange Rate shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price.
(g) Timing of Dilution Adjustments. Each Dilution Adjustment shall be effected:
(i) in the case of any adjustment made pursuant to Section 6.1(a), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such dividend or distribution or the effective date of such subdivision, split or combination, as applicable;
(ii) in the case of any adjustment made pursuant to Section 6.1(b), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of holders of Common Stock entitled to receive such rights or warrants;
(iii) in the case of any adjustment made pursuant to Section 6.1(c), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such distribution;
(iv) in the case of any adjustment made pursuant to Section 6.1(d), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution; and
(v) in the case of any adjustment made pursuant to Section 6.1(e), immediately after 5:00 p.m., New York City time, on the final Trading Day of the Tender Offer Valuation Period; provided, that if the Exchange Date occurs within the five consecutive Trading Days next succeeding the expiration date, references with respect to “five consecutive Trading Day period” in Section 6.1(e) shall be deemed replaced with such lesser number of Trading Days as have elapsed between the expiration date and the Exchange Date in determining the applicable Exchange Rate.

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(h) General; Failure of Dilution Event to Occur. All Dilution Adjustments shall be rounded upward or downward to the nearest 1/10,000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th. No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent in the Exchange Rate; provided, however, that any adjustments that by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If any dividend or distribution of the type described in Section 6.1(a) is declared but not so paid or made, or the outstanding shares of Common Stock are not subdivided, split or combined, as the case may be, the Exchange Rate shall be immediately readjusted, effective as of the date the board of directors of the Company determines not to pay such dividend or distribution or to effect such subdivision, split or combination, to the Exchange Rate that would then be in effect if such subdivision, dividend, distribution, share split or share combination had not been declared or announced. If any rights or warrants described in Section 6.1(b) are not so issued, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to issue such rights or warrants, to the Exchange Rate that would then be in effect if such issuance had not been declared. If any rights or warrants described in Section 6.1(b) are not exercised or converted prior to the expiration of the exercisability or convertibility thereof, the Exchange Rate shall be readjusted to the Exchange Rate that would then be in effect if the adjustments made upon the issuance of such right or warrant had been made on the basis of the delivery of only the number of shares of the Common Stock actually delivered. If any dividend or distribution described in Section 6.1(c) or Section 6.1(d) is declared but not so paid or made, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to pay such dividend or distribution, to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared. If the Company or one of its subsidiaries is obligated to purchase shares of Common Stock pursuant to any tender or exchange offer described in Section 6.1(e), but the Company or such subsidiary is permanently prevented by applicable law from effecting any such purchase, or all such purchases are rescinded, then the Exchange Rate shall be readjusted to be the Exchange Rate that would then be in effect if such tender or exchange offer had not been made. If a Reorganization Event shall occur after the occurrence of one or more events requiring an adjustment pursuant to this Section 6.1, the Dilution Adjustments previously applied to the Exchange Rate in respect of such events shall not be rescinded but shall be applied to the new Exchange Rate provided for under Section 6.2.
(i) To the extent that the Company has a rights plan in effect prior to the Exchange Date and the rights have separated from the Common Stock, the Exchange Rate will be adjusted at the time of separation as if the Company had distributed to all holders of Common Stock rights to purchase any of its securities as described in Section 6.1(c) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

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Section 6.2 Adjustment for Consolidation, Merger or Other Reorganization Event.
(a) In the event of (i) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company or any such issuer (a “Company Successor”) with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which none of the Common Stock outstanding immediately before the merger or consolidation is exchanged for cash, securities or other property of the Company or another person), (ii) any sale, transfer, lease or conveyance to another corporation of all or substantially all of the property of the Company or any Company Successor, (iii)(x) any statutory exchange of securities of the Company or any Company Successor with another corporation or (y) any sale of all or substantially all of the outstanding equity securities of the Company or any Company Successor, including pursuant to any plan of arrangement or similar scheme with the Company’s stockholders under any applicable law, rule or regulation or order of any court or governmental authority (in the case of each of the preceding clauses (x) and (y), other than in connection with a consolidation or merger referred to in clause (i) immediately above), or (iv) any liquidation, dissolution or winding up of the Company or any Company Successor, in each case where all or substantially all of the shares of Common Stock are converted into or exchanged for cash, securities or other property of the Company or another person (any such event described in clause (i), (ii), (iii) or (iv), a “Reorganization Event”), Seller shall deliver to the Purchaser on the Exchange Date, in lieu of each share of Common Stock (or other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) subject to this Agreement, cash in an amount (the “Basic Reorganization Event Amount”) equal to (i) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (ii) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (iii) if the Transaction Value is less than the Initial Price, the Transaction Value. Notwithstanding the foregoing, if the consideration (the “Merger Consideration”) received by the holders of the Common Stock in the Reorganization Event (or the holders of other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) includes any Marketable Securities, Seller may, at its option, deliver those Marketable Securities on the Exchange Date (in lieu of delivering an amount of cash equal to the Average Market Price of those Marketable Securities on the Exchange Date).
(b) Notwithstanding Section 6.2(a), if at least 30% of the Value of the Merger Consideration consists of cash or property other than Marketable Securities (a “Cash Merger”), then Seller shall be required to deliver to the Purchaser, in lieu of the shares of Common Stock (or other Marketable Securities) that are deliverable under this Agreement, (i) within five Business Days after Seller receives the Merger Consideration, the Accelerated Portion; provided, that instead of delivering any non-cash consideration (other than Marketable Securities), Seller may, at its option, deliver cash in an amount equal to the Value of those assets; and (ii) on the Exchange Date, in lieu of each share of Common Stock that is deliverable under this Agreement (and the shares of other Marketable Securities that are deliverable per share of Common Stock under this

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Agreement following a Spin-Off Distribution), cash in an amount equal to (1) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (2) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (3) if the Transaction Value is less than the Initial Price, the Transaction Value, in each case minus the Value of the Accelerated Portion that is deliverable per share of Common Stock under this Agreement as determined in accordance with subsection (i) above. Seller may, at its option, deliver the Marketable Securities on the Exchange Date in lieu of delivering an amount of cash as described above.
(c) If a Reorganization Event occurs during a Calculation Period used to calculate the Average Market Price or Transaction Value, then the average Closing Prices used to calculate such Average Market Price or the average Closing Price referred to in clause (iii) of the definition of Transaction Value, in each case for the Trading Days preceding the effective date of the Reorganization Event, shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price to reflect the occurrence of that event.
(d) For the avoidance of doubt, if 100% of the Merger Consideration in a Cash Merger consists of cash, then delivery of the entire Merger Consideration will be accelerated as set forth in Section 6.2(b) above.
Section 6.3 Spin-Off Distributions. (a) If the Company shall, during the term of this Agreement, make a Spin-Off Distribution, then as of the record date of such Spin-Off Distribution, (i) the Contract Shares shall be deemed to include both (A) that number of shares of Common Stock equal to the Contract Shares as of such record date, and (B) that number of Marketable Securities of the class distributed in respect of the Contract Shares in such Spin-Off Distribution equal to the product of (x) such number of Contract Shares, and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution; (ii) Seller’s obligations under Section 2.3 shall include delivery of such Marketable Securities together with the Common Stock comprising the Contract Shares and the provisions of Section 2.3(c) shall apply mutatis mutandis to such Marketable Securities; and (iii) the “Closing Price” of the Common Stock, for purposes of calculating the Exchange Rate, shall thereafter be deemed to be equal to the sum of (A) the Closing Price per share of Common Stock and (B) the product of (x) the Closing Price per share of the spun-off Marketable Securities and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution. The number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in this Section 6.3(a), will be adjusted if any event that would, if it had occurred with respect to the Common Stock or the Company, have required an adjustment pursuant to the provisions described under Section 6.1 hereof occurs with respect to those Marketable Securities or their issuer between the time of the Spin-Off Distribution and the Exchange Date.

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(b) Instead of delivering Marketable Securities on the Exchange Date, Seller may exercise the Cash Settlement Alternative in respect of such Marketable Securities, in which case Section 2.3(d) shall apply to such election mutatis mutandis to such Marketable Securities, and Seller shall deliver cash equal to the value, based on the Average Market Price of the Marketable Securities at the Exchange Date, of the number of Marketable Securities that the Seller would otherwise be required to deliver on the Exchange Date.
(c) If a Spin-Off Distribution occurs and thereafter a Reorganization Event with respect to the Company occurs, then the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the Transaction Value and (B) the product of (x) the Average Market Price of a share of the spun-off Marketable Securities on the Exchange Date, provided that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the spun-off Marketable Securities, and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event, which number shall be adjusted as provided in Section 6.1 if a Dilution Adjustment occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
(d) If a Spin-Off Distribution occurs and thereafter any transaction with respect to the issuer of the spun-off Marketable Securities that would have been a Reorganization Event if it had occurred with respect to the Company occurs, then (i) all references to the Common Stock and the Company in the definitions of “Reorganization Event” and “Transaction Value” will be deemed to refer to the spun-off Marketable Securities and their issuer, respectively, and (ii) the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the product of (x) the Transaction Value of the applicable Reorganization Event per share of such Marketable Securities and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event and (B) the Average Market Price of a share of the Common Stock on the Exchange Date; provided, that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the shares of Common Stock. If any event that requires an adjustment pursuant to Section 6.1 hereof occurs with respect to the Common Stock or the Company between the time of the Reorganization Event and the Exchange Date, the amount described in clause (A) that Seller is required to deliver per share of the Common Stock will be adjusted by dividing that amount by the applicable Dilution Adjustment made to the Common Stock.
(e) If a Spin-Off Distribution occurs during a Calculation Period used to calculate the Average Market Price or the Then-Current Market Price, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the Trading Days preceding the effective date of the Spin-Off Distribution shall be appropriately adjusted to reflect the occurrence of that event.

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Section 6.4 Adjustments with Respect to Marketable Securities. If any event that requires an adjustment pursuant to Section 6.1 occurs with respect to the Common Stock or the Company between the time of the Spin-Off Distribution and the Exchange Date, the number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in Section 6.3(a), will be adjusted by dividing that number by the applicable Dilution Adjustment made to the Common Stock. Adjustment for such subsequent events shall be as nearly equivalent as practicable to the adjustments provided for in Article VI hereof.
ARTICLE VII
ACCELERATION UPON AN EVENT OF
DEFAULT; TRANSFER AGENT INSTRUCTIONS
Section 7.1 Events of Default. If one or more of the following events (each an “Event of Default”) shall occur:
(a) Seller shall commence a voluntary case or other proceeding seeking a liquidation, reorganization or other relief with respect to such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such person, or shall make a general assignment for the benefit of creditors, or shall take any action to authorize any of the foregoing; or
(b) an involuntary case or other proceeding shall be commenced against Seller seeking liquidation, reorganization or other relief with respect to such person or such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against such person under the federal bankruptcy laws as now or hereafter in effect; or
(c) a Collateral Event of Default within the meaning of the Collateral Agreement shall occur; then, upon the occurrence of any such event, Seller’s obligations under this Agreement will automatically be accelerated and Seller shall become obligated to deliver the Maximum Deliverable Number of shares of Common Stock (or, after a Reorganization Event or Spin-Off Distribution, the Marketable Securities or cash or other assets or a combination of Marketable Securities or cash or other assets deliverable instead of or in addition to those shares of Common Stock), or any U.S. Government Securities or other property then pledged as collateral under the Collateral Agreement for Seller’s obligations. Purchaser and Seller agree that such amount is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and Purchaser will not be entitled to recover additional damages as a consequence of any loss resulting from an Event of Default.

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Section 7.2 Transfer Agent Instructions. Seller agrees to provide the transfer agent for the Common Stock or any Marketable Securities with irrevocable standing instructions to pay over directly to the Collateral Agent for the benefit of Purchaser all cash or other property received in respect of distributions or dividends on the Common Stock or Marketable Securities or in connection with a Reorganization Event. Purchaser agrees to irrevocably instruct the Collateral Agent, and to cause the Collateral Agent, to promptly pay over to Seller any dividends, interest, principal or other payments received by the Collateral Agent on any collateral pledged by Seller, including any substitute collateral, unless Seller is in default on its obligations under the Collateral Agreement (including Seller’s obligation to pledge additional shares of Common Stock when required under the Collateral Agreement), or unless the payment of that amount to Seller would cause the collateral to become insufficient under the Collateral Agreement. Seller will have the right to vote any pledged shares of Common Stock or Marketable Securities for so long as those shares are owned by it and pledged under the Collateral Agreement, unless an event of default occurs under this Agreement or the Collateral Agreement.
ARTICLE VIII
MISCELLANEOUS
Section 8.1 Adjustments of Exchange Rate; Selection of Independent Investment Banking Firm. Purchaser shall be responsible for the effectuation and calculation of any adjustment pursuant to Article VI hereof and shall furnish Seller notice of any such adjustment and shall provide Seller reasonable opportunity to review the calculations pertaining to any such adjustment. If, pursuant to the terms and conditions of this Agreement, the Administrator shall be required to retain a nationally recognized independent investment banking firm for any purpose provided in this Agreement, such nationally recognized independent investment banking firm shall be selected and retained by the Administrator only after consultation with Seller.
Section 8.2 No Assumption of Liability. By executing this Agreement, none of the Trustees assumes any personal liability under this Agreement. The Trust Agreement was executed or made by or on behalf of the Trust by the Trustees as trustees and not individually and the obligations of this Agreement are not binding upon any of them or the holders of the Securities individually but are binding only upon the assets and property of the Trust.
Section 8.3 Notices.
(a) All notices and other communications provided for in this Agreement, unless otherwise specified, shall be in writing and shall be given at the addresses set forth in the following sentence or at such other addresses as may be designated by notice duly given in accordance with this Section 8.3 to each other party to this Agreement. Until such notice is given, (i) notices to Purchaser shall be directed to it in care of the Administrator, U.S. Bank National Association, Corporate Trust Services, Attention: 2010 Swift Mandatory Common Exchange Security Trust, 101 N. 1st Avenue, Suite 1600, Phoenix, Arizona 85003, Telephone No.: (602) 257-5430, Facsimile No.: (602) 257-5433, with a copy to Scott R. Saks, Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, Facsimile No.: (212) 230-7760; and (ii) notices to Seller shall be directed to him at Jerry Moyes at P.O. Box 1397, Tolleson, AZ 85353, Attention: Elly Penrod, with a copy to Earl Scudder, Scudder Law Firm, P.C., L.L.O., 411 South 13th St., 2nd Floor, Lincoln, Nebraska 68508, with a copy to Heather A. Carmody, Barnes & Thornburg LLP, One North Wacker Drive, Suite 4400, Chicago, IL 60606-2809.

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(b) Each notice given pursuant to Section 8.3(a) shall be effective (i) if sent by certified mail (return receipt requested), 72 hours after being deposited in the United States mail, postage prepaid; (ii) if given by telex or telecopier, when such telex or telecopied notice is transmitted (with electronic confirmation of transmission or verbal confirmation of receipt); or (iii) if given by any other means, when delivered at the address specified in this Section 8.3.
Section 8.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
Section 8.5 Severability. To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.
Section 8.6 Entire Agreement. Except as expressly set forth in this Agreement, this Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement.
Section 8.7 Amendments; Waivers. Any provision of this Agreement may be amended or waived (either generally or in a particular instance and either retrospectively or prospectively) if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto or, in the case of a waiver, by the party against whom the waiver is to be effective. Purchaser agrees that it will not, without Seller’s written consent, agree to amend or waive any provision of the Trust Agreement in any manner that materially and adversely affects the rights or obligations of Seller hereunder. No failure or delay by either party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 8.8 Non-Assignability. This Agreement and the rights and obligations of the parties under this Agreement may not be assigned or delegated by either party without the prior written consent of the other party, and any purported assignment without such consent shall be void.

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Section 8.9 No Third Party Rights; Successors and Assigns. This Agreement is not intended and shall not be construed to create any rights in any person other than the parties hereto and their respective successors and assigns and no person shall assert any rights as third party beneficiary under this Agreement. Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and be enforceable by, and inure to the benefit of, their respective successors and assigns whether so expressed or not, including without limitation, the estate of Seller, and the executor, administrator or personal representative of such Seller, as well as such Seller’s heirs, assigns, beneficiaries, transferees and distributees, or any receiver or trustee in bankruptcy or representative of such Seller’s creditors, and shall be enforceable by and inure to the benefit of the parties hereto and their respective successors and assigns. In addition, within three months of the appointment of a personal representative of the estate of any deceased Seller, such personal representative shall enter into an agreement assuming all of the obligations of this Agreement and agreeing not to challenge this Agreement, and failure to do so shall be an Event of Default hereunder.
Section 8.10 Counterparts. This Agreement may be executed, acknowledged and delivered in any number of counterparts, each of which shall be an original, but all of which shall constitute a single agreement, with the same effect as if the signatures on each such counterpart were upon the same instrument. A copy of a counterpart sent by facsimile machine or other electronic means must be treated as an original counterpart, is sufficient evidence of the execution of the original and may be produced in evidence for all purposes in place of the original.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the first date set forth above.

SELLER: Jerry C. Moyes
/s/ Jerry C. Moyes

[Signature Page to the Forward Purchase Agreement]

PURCHASER: 2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST
By:	/s/ Donald J. Puglisi
Donald J. Puglisi, as Trustee

By:	/s/ William R. Latham
William R. Latham, as Trustee

By:	/s/ James B. O’Neill
James B. O’Neill, as Trustee

[Signature Page to the Forward Purchase Agreement]

EXECUTION VERSION
FORWARD PURCHASE AGREEMENT
Between
Jerry and Vickie Moyes, jointly, as Seller,
and
2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST,
as Purchaser
Dated as of December 21, 2010

-i-

(continued)

Page

Section 8.4 Governing Law	22

Section 8.5 Severability	22

Section 8.6 Entire Agreement	22

Section 8.7 Amendments; Waivers	22

Section 8.8 Non-Assignability	22

Section 8.9 No Third Party Rights; Successors and Assigns	23

Section 8.10 Counterparts	23

-ii-

FORWARD PURCHASE AGREEMENT
FORWARD PURCHASE AGREEMENT (this “Agreement”), dated as of December 21, 2010, between Jerry and Vickie Moyes, jointly (“Seller”), and the 2010 Swift Mandatory Common Exchange Security Trust, a trust organized under the laws of the State of New York under and by virtue of an Amended and Restated Trust Agreement, dated as of December 15, 2010 (the “Trust Agreement”; such business trust and the trustees thereof acting in their capacity as such being referred to in this Agreement as “Purchaser”).
WITNESSETH:
WHEREAS, Seller as of the date hereof owns shares of Class B Common Stock, par value $0.01 per share (the “Pledged Shares”), of Swift Transportation Company, a Delaware corporation (the “Company”), which shares are convertible into shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), of the Company upon consummation of the transfer to Purchaser of such shares pursuant to the terms and conditions of this Agreement, and Seller will own such Pledged Shares as of the First Time of Delivery; and
WHEREAS, Purchaser has prepared an offering memorandum contemplating the offering of up to 26,136,364 $0.66 Trust Issued Mandatory Common Exchange Securities (the “Securities”), the terms of which contemplate delivery by Purchaser to the holders of such Securities of a number of shares of Common Stock (or, in certain circumstances, cash or other property in lieu of such Common Stock) on, or, in certain circumstances, prior to, the Exchange Date referred to below; and
WHEREAS, Seller has agreed, pursuant to the Collateral Agreement, dated as of December 21, 2010 (together with any substitute agreement therefor entered into pursuant to Section 2.2(a) of the Trust Agreement, the “Collateral Agreement”), among Seller, as Pledgor, U.S. Bank National Association, as Collateral Agent (as defined below), and Purchaser to grant to the Collateral Agent, for the benefit of Purchaser, a security interest in the Pledged Shares and, in certain circumstances, certain other collateral to secure the obligations of Seller under this Agreement; and
WHEREAS, Purchaser has agreed, effective as of the First Time of Delivery, pursuant to the Purchase Agreement, dated December 15, 2010 (the “Purchase Agreement”), among Purchaser, Seller, the other sellers and grantors party thereto, the Company, Swift Corporation and Morgan Stanley & Co. Incorporated and the other initial purchasers listed in Schedule I thereto (collectively, the “Initial Purchasers”), to issue and sell to the Initial Purchasers an aggregate of 27,727,273 Securities (the “Firm Securities”) and, at the Initial Purchasers’ option as provided therein, up to 3,409,091 additional Securities (such additional Securities as the Initial Purchaser shall actually purchase pursuant to the Purchase Agreement, the “Optional Securities”);
NOW, THEREFORE, the parties to this Agreement, intending to be bound, agree as follows:

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ARTICLE I
DEFINITIONS; INTERPRETATION
Section 1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:
“Accelerated Portion” means, in relation to any Cash Merger, the portion of the Merger Consideration received in exchange for shares of Common Stock (or other Marketable Securities) other than Marketable Securities that has a Value equal to the amount determined by multiplying the Value of the portion of the Merger Consideration received in exchange for such shares of Common Stock (or other Marketable Securities) that consists of assets other than Marketable Securities by a fraction, (i) the numerator of which is the Basic Reorganization Event Amount and (ii) the denominator of which is the Transaction Value.
“Administrator” means U.S. Bank National Association, administrator for Purchaser under the Administration Agreement, or its successor in such capacity, or any other Administrator appointed pursuant to the Trust Agreement and the Administration Agreement.
“Administration Agreement” means the Administration Agreement, dated as of December 21, 2010, between the Administrator and Purchaser.
“Agreement” has the meaning set forth in the Preamble.
“Appreciation Threshold Price” has the meaning specified in Section 2.1(c).
“Average Market Price” per share of Common Stock or Marketable Security on any date means the average Closing Price per share of Common Stock or Marketable Security for the Calculation Period consisting of the 20 Trading Days immediately prior to but not including the third Trading Day prior to such date.
“Basic Reorganization Event Amount” has the meaning specified in Section 6.2(a).
“Business Day” means a day on which the New York Stock Exchange is open for trading and that is not a day on which commercial banks in The City of New York are authorized or obligated by law to close.
“Calculation Period” means any period of Trading Days for which an average security price must be determined pursuant to this Agreement.
“Cash Merger” has the meaning specified in Section 6.2(b).
“Cash Percentage” has the meaning specified in Section 2.3(d).
“Cash Settlement Alternative” has the meaning specified in Section 2.3(d).

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“Closing Price” of a share of Common Stock (or any other Marketable Security or common equity) on any Trading Day means (i) the last reported sale price per share (or, if no last sale price is reported, the average of the bid and ask prices per share or, if more than one in either case, the average of the average bid and the average ask prices per share) on such day reported by the New York Stock Exchange, or, if the Common Stock (or such other security) is not listed on the New York Stock Exchange, as reported by the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed, (ii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange, the last quoted bid price on that day for the Common Stock (or such other security) in the over-the-counter market as reported by Pink OTC Markets Inc. or a similar organization or (iii) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or so quoted by Pink OTC Markets Inc. or a similar organization, the market price of the Common Stock (or such other security) on that day as determined by a nationally recognized independent investment banking firm retained by the Administrator for this purpose, whose determination shall be conclusive; provided, that if any event that results in an adjustment to the number of shares of Common Stock or Marketable Securities deliverable under this Agreement pursuant to Article VI occurs during any Calculation Period, the Closing Price as determined pursuant to the foregoing for each Trading Day in the Calculation Period occurring prior to the date on which such adjustment is effected will be appropriately adjusted to reflect the occurrence of such event.
“Collateral Agent” means U.S. Bank National Association, in its capacity as Collateral Agent under the Collateral Agreement, or its successor in such capacity, or any other Collateral Agent appointed pursuant to the Trust Agreement and the Collateral Agreement.
“Collateral Agreement” has the meaning specified in the recitals to this Agreement.
“common equity” means any security of any class of capital stock (whether voting or non-voting) that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer of such capital stock and that is not subject to redemption by the issuer of such capital stock.
“Common Stock” has the meaning specified in the recitals to this Agreement.
“Company” has the meaning specified in the recitals to this Agreement.
“Company Successor” has the meaning specified in Section 6.2(a).
“Contract Shares” has the meaning specified in Section 2.1(b), as adjusted pursuant to Section 2.3(e).
“Custodian” means U.S. Bank National Association, as custodian for Purchaser under the Custodian Agreement, or its successor in such capacity, or any other Custodian appointed pursuant to the Trust Agreement and the Custodian Agreement.
“Custodian Agreement” means the Custodian Agreement, dated as of December 21, 2010, between the Custodian and Purchaser.

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“Dilution Adjustment” means any fraction or number by which the Exchange Rate shall be multiplied pursuant to Section 6.1(a), (b), (c), (d) or (e).
“Event of Default” has the meaning specified in Section 7.1.
“Exchange Date” means December 31, 2013, provided that if the number of shares of Common Stock or other Marketable Securities, as applicable, deliverable to the Purchaser on that date would exceed 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable, such excess portion will be delivered on successive Business Days (with no delivery on any Business Day of a number of shares of Common Stock or other Marketable Securities, as applicable, in excess of 15% of the then outstanding shares of Common Stock or other Marketable Securities, as applicable) until such entire excess portion has been delivered. Each reference in this Agreement to the Exchange Date shall be deemed a reference to December 31, 2013 (or any date to which the Exchange Date is accelerated) and each such other Business Day.
“Exchange Rate” has the meaning specified in Section 2.16.1(c).
“Expiration Time” has the meaning specified in Section 6.1(e).
“Firm Purchase Price” has the meaning specified in Section 2.2(a).
“Firm Securities” has the meaning specified in the recitals to this Agreement.
“Firm Share Base Amount” means 8,519,200 shares of Common Stock.
“Firm Shares” has the meaning specified in Section 2.1(a).
“First Time of Delivery” has the meaning specified in Section 2.3(a).
“Full Share Number” has the meaning in Section 2.3(d).
“Initial Price” has the meaning specified in Section 2.1(c).
“Initial Purchasers” has the meaning specified in the recitals to this Agreement.
“Initial Treasury Securities” means the U.S. Government Securities purchased by Purchaser pursuant to Section 2.3(b)(i) of the Trust Agreement for settlement at the First Time of Delivery.
“Liens” means any lien, mortgage, security interest, pledge, charge, encumbrance or adverse claim of any kind.
“Market Disruption Event” means the occurrence or existence on any scheduled trading day for the Common Stock (or any other applicable security) of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the Common Stock (or such other security, including Marketable Securities) or in any options, contracts or futures contracts relating to the Common Stock (or such other security, including Marketable Securities), and such suspension or limitation occurs or exists at any time within 30 minutes prior to the closing time of the relevant stock exchange on such day.

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“Marketable Securities” means any common equity securities (whether voting or non-voting) listed on a U.S. national or regional securities exchange.
“Maximum Deliverable Number” has the meaning specified in the Collateral Agreement.
“Merger Consideration” has the meaning specified in Section 6.2(a).
“Optional Securities” has the meaning specified in the recitals to this Agreement.
“Purchase Agreement” has the meaning specified in the recitals to this Agreement.
“Purchaser” has the meaning specified in the preamble to this Agreement.
“Reorganization Event” has the meaning specified in Section 6.2(a).
“Securities” has the meaning specified in the recitals to this Agreement.
“Seller” has the meaning specified in the preamble to this Agreement.
“Spin-Off Distribution” means a distribution by the Company of Marketable Securities issued by an issuer other than the Company to all or substantially all holders of Common Stock.
“Tender Offer Valuation Period” has the meaning specified in Section 6.1(e).
“Then-Current Market Price” of the Common Stock means the average Closing Price per share of Common Stock for the applicable Calculation Period.
“Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) (x) the New York Stock Exchange is open for trading, or, if the Common Stock (or any other applicable security) is not listed on the New York Stock Exchange, the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is listed is open for trading, (y) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange but is quoted on the over-the-counter market by Pink OTC Markets Inc. or a similar organization, Pink OTC Markets Inc. or such similar organization, as applicable, is open for quoting or (z) if the Common Stock (or such other security) is not traded on a U.S. national or regional securities exchange or quoted by Pink OTC Markets Inc. or a similar organization, such day is a Business Day. A “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system or, if applicable, regular quoting on the relevant quotation system.

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“Transaction Value” means the sum of: (i) for any cash received in the Reorganization Event, the amount of the cash received per share of Common Stock; (ii) for any property other than cash or Marketable Securities received in the Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of the property received per share of Common Stock (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) for any Marketable Securities received in the Reorganization Event, an amount equal to the Average Market Price of those Marketable Securities on the Exchange Date multiplied by the number of those Marketable Securities received per share of Common Stock; provided, at when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the Marketable Securities received in the Reorganization Event. The number of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) will be adjusted if a dilution event of the type described in Article VI hereof occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
“Transfer Restrictions” has the meaning specified in the Collateral Agreement.
“Transferred Securities” has the meaning specified in Section 2.3(e).
“Trust Agreement” has the meaning specified in the preamble to this Agreement.
“Trustees” has the meaning specified in the Trust Agreement.
“U.S. Government Securities” means direct obligations of the United States of America.
“Value” means, (i) in respect of cash, the amount of such cash; (ii) in respect of any property other than cash or Marketable Securities, an amount equal to the market value on the date the Reorganization Event is consummated (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive); and (iii) in respect of any Marketable Security, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the date the Reorganization Event is consummated.
Section 1.2 Interpretation.
(a) When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference is to Articles or Sections of, or Exhibits or Schedules to, this Agreement unless otherwise indicated.
(b) The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.
(c) Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

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(d) Any reference to any statute, regulation or agreement is a reference to such statute, regulation or agreement as supplemented or amended from time to time.
ARTICLE II
SALE AND PURCHASE
Section 2.1 Sale and Purchase.
(a) Firm Shares. Upon the terms and subject to the conditions of this Agreement, and subject to Seller’s cash settlement alternative as provided in Section 2.3(d), Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the number of shares of Common Stock (the “Firm Shares”) equal to the product of the Firm Share Base Amount and the Exchange Rate.
(b) [Reserved]
(c) Exchange Rate. The “Exchange Rate” on any date shall be the rate determined in accordance with the following formula, subject to adjustment as a result of certain events as provided in Article VI:
(i) if the Average Market Price is less than $13.48 (the “Appreciation Threshold Price”) but equal to or greater than $11.00 (the “Initial Price”), the Exchange Rate will be the number of shares of Common Stock (rounded upward or downward to the nearest 1/10/000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th) having a value (as determined at the Average Market Price) equal to the Initial Price;
(ii) if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8163 of a share of Common Stock; or
(iii) if the Average Market Price is less than the Initial Price, the Exchange Rate will be 1.000 share of Common Stock.
If the Exchange Date is more than one day as described in the definition thereof, there nonetheless will be only one Calculation Period, ending on the third Trading Day prior to the first such day.
Section 2.2 Purchase Price.
(a) Firm Purchase Price. The purchase price for the Firm Shares (the “Firm Purchase Price”) shall be an amount equal to the difference between (i) the aggregate proceeds to Purchaser from the sale of the Firm Securities and (ii) the aggregate cost to Purchaser, as notified by Purchaser to Seller at the First Time of Delivery, of the Initial Treasury Securities.
(b) [Reserved]

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Section 2.3 Payment for and Delivery of Contract Stock.
(a) First Time of Delivery. Upon the terms and subject to the conditions of this Agreement, Purchaser shall deliver to Seller the Firm Purchase Price on December 21, 2010 (the “First Time of Delivery”), at the offices of Simpson Thatcher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by Purchaser and Seller, paid by wire transfer to an account designated by Seller, in Federal (immediately available) funds. The Firm Shares are also referred to in this Agreement as the “Contract Shares”.
(b) [Reserved]
(c) Sale and Delivery of Contract Shares. Seller agrees to deliver, except as otherwise provided in this Agreement, the Contract Shares to Purchaser on the Exchange Date, which Contract Shares shall be free and clear of any Liens and Transfer Restrictions. Unless Seller elects the Cash Settlement Alternative as provided in Section 2.3(d), delivery shall be effected by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement, in an amount equal to the number of Contract Shares, rounded down to the nearest whole number. Alternatively, in accordance with Section 5.2 of the Collateral Agreement, Seller may elect to deliver shares of Common Stock in an amount equal to the number of Contract Shares, rounded down to the nearest whole number, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Common Stock then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date. Seller agrees to make a cash payment in respect of any fractional shares included in the Contract Shares at the Exchange Date, in an amount equal to the value of such fractional shares at the Average Market Price. In addition, if the difference between (A) the aggregate proceeds of any sale (net of any brokerage or related expenses) of any Common Stock or Marketable Securities sold by Purchaser pursuant to Section 2.4(f)(ii) of the Trust Agreement and (B) the product of the number of shares of Common Stock or Marketable Securities so sold and the Average Market Price, is negative, Seller shall pay such difference to Purchaser. If such difference is positive, Purchaser shall pay the difference to Seller. Notwithstanding the foregoing, if a Reorganization Event shall have occurred prior to the Exchange Date then, in lieu of the foregoing, delivery shall be effected as follows: (i) in the case of any cash required to be delivered on the Exchange Date as provided in Section 6.2, by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds; (ii) in the case of any Marketable Securities elected by Seller to be delivered in lieu of cash, as provided in Section 6.2, by delivery by the Collateral Agent to the Custodian, for the account of Purchaser, of the applicable number of Marketable Securities then held as collateral under the Collateral Agreement, as provided in Section 5.7 of the Collateral Agreement; and (iii) in the case of any cash included in the Accelerated Portion as provided in Section 6.2(b), by wire transfer as provided in clause (i) above or in the case of any non-cash assets included in such Accelerated Portion, by delivery by the Collateral Agent of such assets to the Custodian, for the account of Purchaser. Alternatively, Seller may elect to deliver shares of Marketable Securities in lieu of cash, as provided in Section 6.2, to the Custodian for the account of Purchaser on the Exchange Date by notifying the Collateral Agent and the Custodian on or prior to the Exchange Date of such election, in which case, the Collateral Agent shall deliver to the Seller the shares of Marketable Securities then held by the Collateral Agent as collateral under the Collateral Agreement on the Exchange Date.

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(d) Cash Settlement Alternative. At its option, Seller may deliver to Purchaser on the Exchange Date, in lieu of the Contract Shares, in whole or in part, an amount per share of Common Stock it chooses to settle in cash (the “Cash Settlement Alternative”) equal to the Average Market Price of Common Stock on the Exchange Date, paid by wire transfer to an account designated by Purchaser, in Federal (immediately available) funds. If the Seller elects the Cash Settlement Alternative, it may do so by delivering notice to Purchaser, the Collateral Agent and the Custodian not less than 60 days nor more than 90 days preceding the Exchange Date then in effect, which notice shall state the portion to be settled in cash as a fixed percentage between 0% and 100%. If Seller elects the Cash Settlement Alternative, Purchaser shall provide notice of such election to the holders of the Securities not less than 45 days nor more than 90 days prior to the Exchange Date as then in effect.
(e) Satisfaction of Obligations; Agreement not to Resell. Notwithstanding any other provision of this Agreement, if on or prior to the Exchange Date, Seller transfers Securities to Purchaser, free and clear of any Liens and Transfer Restrictions, for cancellation (any Securities so transferred being referred to in this Agreement as the “Transferred Securities”) then the number of Contract Shares, or the cash in lieu thereof in the event the Cash Settlement Alternative is elected, deliverable by Seller pursuant to this Agreement shall be reduced by a number equal to the product of (i) the number of Contract Shares before giving effect to any such transfers and (ii) a fraction, the numerator of which is the number of Transferred Securities and the denominator of which is the number of Securities outstanding immediately prior to such transfer (rounded down to the nearest whole share). The Seller will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act of 1933, as amended) to resell any of the Securities that have been acquired by any of them.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.1 Representations and Warranties of Seller. Seller represents and warrants to Purchaser that each representation and warranty made by Seller pursuant to Section 1(b) of the Purchase Agreement is true and correct on the date of this Agreement.
Section 3.2 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that each representation and warranty made by Purchaser pursuant to Section 1(a) of the Purchase Agreement is true and correct on the date of this Agreement.

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ARTICLE IV
CONDITIONS TO PURCHASER’S OBLIGATIONS
Section 4.1 Condition to Delivery of Firm Purchase Price. The obligation of Purchaser to deliver the Firm Purchase Price at the First Time of Delivery is subject to the condition that the purchase by the Initial Purchasers of the Firm Securities pursuant to the Purchase Agreement shall have been consummated as contemplated under the Purchase Agreement and that Seller shall have delivered to Purchaser the forms set forth in Section 5.1(a)(ii) below.
Section 4.2 [Reserved]
ARTICLE V
COVENANTS
Section 5.1 Covenants of Seller and Purchaser.
(a) Taxes.
(i) Seller shall pay any and all documentary, stamp, transfer or similar taxes and charges that may be payable in respect of the execution of this Agreement and the transfer and delivery of the Contract Shares (or any cash or Marketable Securities or other property in lieu of the Contract Shares) and the sale by Purchaser of any assets pursuant to this Agreement. Purchaser may withhold from any payment under this Agreement any tax required by law, and Seller may withhold from any payment under this Agreement to the extent such withholding is the result of Purchaser failing to provide the Seller with an IRS Form W-9 setting forth an exemption from withholding, provided the Purchaser is eligible under law to deliver such IRS Form W-9 to the Seller.
(ii) As of the First Time of Delivery and the Exchange Date, to the extent legally applicable, the Company shall deliver to Purchaser an affidavit issued and duly certified by the Company pursuant to Treasury regulation sections 1.1445-2(c)(3) and 1.897-2(h) that the Company is not a U.S. real property holding corporation (“USRPHC”) and has not been a USRPHC at any time during the five-year period ending on the applicable date, or any substitute form the Company can legally provide and reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (“Non-USRPHC Certificate”). In the event, that the Company is unable to provide a Non-USRPHC Certificate under applicable law, the Sellers may elect to deliver to Purchaser a non-foreign person affidavit duly certifying that Seller is not a foreign person in the form that satisfies the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended, and is reasonably acceptable to the Purchaser and any other duly executed form reasonably requested by the Purchaser in order to avoid withholding tax on any payment under this Agreement (a “FIRPTA Certificate”). Seller shall immediately notify Purchaser when the Non-USRPHC Certificate or the Non-Foreign Person Affidavit is no longer accurate.

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(b) Forward Contract. Each of Seller and Purchaser hereby agrees that, unless otherwise required by law: (i) it will not treat this Agreement, any portion of this Agreement, or any obligation under this Agreement as giving rise to any interest expense or income or other inclusions or expense of ordinary income; (ii) it will not treat the delivery of any portion of the Contract Shares, cash, Marketable Securities or other property to be delivered pursuant to this Agreement as the payment of interest or ordinary income; (iii) it will treat this Agreement in its entirety as a forward contract for the delivery of such Contract Shares, cash, Marketable Securities or other property; and (iv) it will not take any action (including filing any tax return or form or taking any position in any tax proceeding, other than in connection with good faith negotiations in settlement of a tax proceeding) that is inconsistent with the treatment provided for in clauses (i) through (iii) of this Section 5.1(b). Seller and Purchaser may also take any action or position required by law provided that Seller or Purchaser, as the case may be, provides an opinion of counsel, nationally recognized as expert in Federal tax matters, to the effect that such action or position is required by a statutory change, Treasury regulation, or applicable court decision published after the date of this Agreement.
(c) Limitations on Trading During Certain Days. Seller hereby agrees that it will not buy Common Stock or securities exchangeable for or convertible into Common Stock for its own account during the 60 days prior to the Exchange Date; provided, however, during such period, Seller may purchase Common Stock in a private transaction for its own account from the account of Jerry Moyes, the Jerry and Vickie Moyes Family Trust Dated 12/11/87, the Todd Moyes Trust Dated 4/27/07, the Hollie Moyes Trust Dated 4/27/07, the Chris Moyes Trust Dated 4/27/07, the Lyndee Moyes Nester Trust Dated 4/27/07, the Marti Lyn Moyes Trust Dated 4/27/07 and the Michael J. Moyes Trust Dated 4/27/07 or any of their affiliates.
(d) Notices. Seller will cause to be delivered to Purchaser:
(i) Immediately upon the occurrence of any Event of Default, or upon Seller’s obtaining knowledge that any of the conditions or events described in Section 7.1(a) or (b) hereof shall have occurred with respect to the Company, notice of such occurrence; and
(ii) If at any time prior to the Exchange Date, Seller receives notice, or otherwise obtains knowledge, that any event requiring an adjustment to be effected pursuant to Article VI hereof shall have occurred or be pending, then Seller shall promptly cause to be delivered to Purchaser a notice identifying such event and stating, if known to Seller, the date on which such event occurred or is to occur and, if applicable, the record date relating to such event. Seller shall cause further notices to be delivered to Purchaser if Seller shall subsequently receive notice, or otherwise obtain knowledge, of any further or revised information regarding the terms or timing of such event or any record date relating to such event.

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(e) Margin Stock. Seller hereby agrees that it will not use the proceeds from this Agreement to purchase or carry any margin stock.
(f) Further Assurances. From time to time on and after the date of this Agreement through the Exchange Date, each of the parties to this Agreement shall use its commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement, including (i) using commercially reasonable efforts to remove any legal impediment to the consummation of such transactions and (ii) the execution and delivery of all such deeds, agreements, assignments and further instruments of transfer and conveyance reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement in accordance with the terms and conditions of this Agreement.
ARTICLE VI
ADJUSTMENTS TO EXCHANGE RATE, APPRECIATION
THRESHOLD PRICE AND INITIAL PRICE; REORGANIZATION EVENTS
Section 6.1 Dilution Adjustments. The Exchange Rate, Appreciation Threshold Price and Initial Price shall be subject to adjustment from time to time as follows:
(a) Stock Dividends, Splits, Etc. If the Company shall, after the date of this Agreement,
(i) pay a stock dividend or make a distribution with respect to the Common Stock in shares of Common Stock;
(ii) subdivide or split the outstanding shares of Common Stock into a greater number of shares of Common Stock; or
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;
then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to the fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately after the effective time of the adjustment relating to such event (giving effect to, and solely as a result of, such event as of such effective time), and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the effective time of the adjustment relating to such event. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(b) Right or Warrant Issuances. If the Company shall, after the date of this Agreement, issue, or declare a record date in respect of an issuance of, rights or warrants to all or substantially all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Current Market Price of the Common Stock (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest) for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to those rights or warrants, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants, plus the number of additional shares of Common Stock that the aggregate proceeds from the exercise of such rights or warrants would purchase at the Then-Current Market Price of the Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such issuance, which shall be determined by multiplying the total number of shares so offered for subscription or purchase by the exercise price of such rights or warrants and dividing the product so obtained by such Then-Current Market Price. For purposes of this Section 6.1(b), in determining whether any rights or warrants entitle the holders to subscribe for or purchase, or exercise a conversion right for, Common Stock at less than the applicable Then-Current Market Price, and in determining the aggregate exercise or conversion price payable for such Common Stock, there shall be taken into account any consideration the Company receives for such rights or warrants and any amount payable on exercise or conversion thereof, with the value of such consideration, if other than cash, to be determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(c) Distributions of Other Assets. If the Company shall, after the date of this Agreement, declare or pay a dividend or make a distribution to all or substantially all holders of Common Stock, in either case, consisting of evidences of its indebtedness or other non-cash assets (excluding (A) any stock dividends or distributions in shares of Common Stock referred to in Section 6.1(a) and (B) any Spin-Off Distributions) or shall issue to all or substantially all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in Section 6.1(b)), then, in each such case, the Exchange Rate shall be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such distribution (“T”), and (ii) the denominator of which shall be T, less the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) as of the time the adjustment is effected of the portion of those evidences of indebtedness, non-cash assets or rights or warrants applicable to one share of Common Stock (“V”). If V is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(c), such distribution shall be deemed to be a liquidation of the Company subject to Section 6.2 where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(d) Cash Dividends. If the Company shall, after the date of this Agreement, declare a record date in respect of a distribution of cash, other than any cash distributed in consideration of fractional shares of Common Stock and any cash distributed in a Reorganization Event, by dividend or otherwise, to all or substantially all holders of Common Stock, then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the Then-Current Market Price per share of Common Stock for the five Trading Days ending on, and including, the Trading Day immediately preceding the ex-dividend date for such dividend or distribution (“T”), and (ii) the denominator of which shall be T, less the amount in cash per share that the Company distributes to holders of Common Stock (“C”). If C is equal to or greater than T, then instead of making the adjustment described in this Section 6.1(d), such dividend or distribution shall be deemed to be a liquidation of the Company subject to Section 6.2, where each share of Common Stock is exchanged for a share of Common Stock and the per share amount of such dividend or distribution. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).
(e) Tender or Exchange Offers. If the Company or any of its subsidiaries shall, after the date of this Agreement, make a payment in respect of a tender or exchange offer for the Common Stock (other than a tender offer solely to holders of fewer than 100 shares of Common Stock), and the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), of any other consideration included in the payment per share of Common Stock exceeds the Then-Current Market Price for the five consecutive Trading Day period commencing on the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (such period, the “Tender Offer Valuation Period”), then the Exchange Rate will be multiplied by a Dilution Adjustment equal to a fraction, (i) the numerator of which shall be the sum of (A) the aggregate cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive), on the expiration date, of the other consideration paid or payable for shares accepted for purchase or exchange in such tender or exchange offer, plus (B) the product of (x) the Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period, multiplied by (y) the number of shares of Common Stock outstanding immediately after the time (the “Expiration Time”) such tender or exchange offer expires (after giving effect to such tender offer or exchange offer), and (ii) the denominator of which shall be such Then-Current Market Price per share of Common Stock for the Tender Offer Valuation Period multiplied by the number of shares of Common Stock outstanding immediately prior to the Expiration Time (prior to giving effect to such tender offer or exchange offer). If the application of the foregoing formula would result in a decrease in the Exchange Rate, no adjustment to the Exchange Rate will be made. The Appreciation Threshold Price and Initial Price shall also be adjusted in the manner described in Section 6.1(f).

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(f) Corresponding Adjustments to Initial Price, Appreciation Threshold Price and Closing Price.
(i) If any adjustment is made to the Exchange Rate pursuant to Section 6.1 (a), (b), (c), (d) or (e), the Appreciation Threshold Price and the Initial Price shall also be adjusted by dividing each of the Appreciation Threshold Price and the Initial Price by the applicable Dilution Adjustment.
(ii) If, during any Calculation Period used in calculating the Average Market Price or the Then-Current Market Price, an adjustment to the Exchange Rate becomes effective pursuant to this Section 6.1, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the trading days preceding the effective date of the adjustment in the Exchange Rate shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price.
(g) Timing of Dilution Adjustments. Each Dilution Adjustment shall be effected:
(i) in the case of any adjustment made pursuant to Section 6.1(a), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such dividend or distribution or the effective date of such subdivision, split or combination, as applicable;
(ii) in the case of any adjustment made pursuant to Section 6.1(b), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of holders of Common Stock entitled to receive such rights or warrants;
(iii) in the case of any adjustment made pursuant to Section 6.1(c), immediately after 5:00 p.m., New York City time, on the date fixed for determination of the holders of Common Stock entitled to receive such distribution;
(iv) in the case of any adjustment made pursuant to Section 6.1(d), immediately after 5:00 p.m., New York City time, on the date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution; and
(v) in the case of any adjustment made pursuant to Section 6.1(e), immediately after 5:00 p.m., New York City time, on the final Trading Day of the Tender Offer Valuation Period; provided, that if the Exchange Date occurs within the five consecutive Trading Days next succeeding the expiration date, references with respect to “five consecutive Trading Day period” in Section 6.1(e) shall be deemed replaced with such lesser number of Trading Days as have elapsed between the expiration date and the Exchange Date in determining the applicable Exchange Rate.

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(h) General; Failure of Dilution Event to Occur. All Dilution Adjustments shall be rounded upward or downward to the nearest 1/10,000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th. No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent in the Exchange Rate; provided, however, that any adjustments that by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If any dividend or distribution of the type described in Section 6.1(a) is declared but not so paid or made, or the outstanding shares of Common Stock are not subdivided, split or combined, as the case may be, the Exchange Rate shall be immediately readjusted, effective as of the date the board of directors of the Company determines not to pay such dividend or distribution or to effect such subdivision, split or combination, to the Exchange Rate that would then be in effect if such subdivision, dividend, distribution, share split or share combination had not been declared or announced. If any rights or warrants described in Section 6.1(b) are not so issued, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to issue such rights or warrants, to the Exchange Rate that would then be in effect if such issuance had not been declared. If any rights or warrants described in Section 6.1(b) are not exercised or converted prior to the expiration of the exercisability or convertibility thereof, the Exchange Rate shall be readjusted to the Exchange Rate that would then be in effect if the adjustments made upon the issuance of such right or warrant had been made on the basis of the delivery of only the number of shares of the Common Stock actually delivered. If any dividend or distribution described in Section 6.1(c) or Section 6.1(d) is declared but not so paid or made, the Exchange Rate shall be readjusted, effective as of the date the Company’s board of directors publicly announces its decision not to pay such dividend or distribution, to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared. If the Company or one of its subsidiaries is obligated to purchase shares of Common Stock pursuant to any tender or exchange offer described in Section 6.1(e), but the Company or such subsidiary is permanently prevented by applicable law from effecting any such purchase, or all such purchases are rescinded, then the Exchange Rate shall be readjusted to be the Exchange Rate that would then be in effect if such tender or exchange offer had not been made. If a Reorganization Event shall occur after the occurrence of one or more events requiring an adjustment pursuant to this Section 6.1, the Dilution Adjustments previously applied to the Exchange Rate in respect of such events shall not be rescinded but shall be applied to the new Exchange Rate provided for under Section 6.2.
(i) To the extent that the Company has a rights plan in effect prior to the Exchange Date and the rights have separated from the Common Stock, the Exchange Rate will be adjusted at the time of separation as if the Company had distributed to all holders of Common Stock rights to purchase any of its securities as described in Section 6.1(c) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

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Section 6.2 Adjustment for Consolidation, Merger or Other Reorganization Event.
(a) In the event of (i) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company or any such issuer (a “Company Successor”) with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which none of the Common Stock outstanding immediately before the merger or consolidation is exchanged for cash, securities or other property of the Company or another person), (ii) any sale, transfer, lease or conveyance to another corporation of all or substantially all of the property of the Company or any Company Successor, (iii)(x) any statutory exchange of securities of the Company or any Company Successor with another corporation or (y) any sale of all or substantially all of the outstanding equity securities of the Company or any Company Successor, including pursuant to any plan of arrangement or similar scheme with the Company’s stockholders under any applicable law, rule or regulation or order of any court or governmental authority (in the case of each of the preceding clauses (x) and (y), other than in connection with a consolidation or merger referred to in clause (i) immediately above), or (iv) any liquidation, dissolution or winding up of the Company or any Company Successor, in each case where all or substantially all of the shares of Common Stock are converted into or exchanged for cash, securities or other property of the Company or another person (any such event described in clause (i), (ii), (iii) or (iv), a “Reorganization Event”), Seller shall deliver to the Purchaser on the Exchange Date, in lieu of each share of Common Stock (or other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) subject to this Agreement, cash in an amount (the “Basic Reorganization Event Amount”) equal to (i) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (ii) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (iii) if the Transaction Value is less than the Initial Price, the Transaction Value. Notwithstanding the foregoing, if the consideration (the “Merger Consideration”) received by the holders of the Common Stock in the Reorganization Event (or the holders of other Marketable Securities to which the Reorganization Event relates following a Spin-Off Distribution) includes any Marketable Securities, Seller may, at its option, deliver those Marketable Securities on the Exchange Date (in lieu of delivering an amount of cash equal to the Average Market Price of those Marketable Securities on the Exchange Date).
(b) Notwithstanding Section 6.2(a), if at least 30% of the Value of the Merger Consideration consists of cash or property other than Marketable Securities (a “Cash Merger”), then Seller shall be required to deliver to the Purchaser, in lieu of the shares of Common Stock (or other Marketable Securities) that are deliverable under this Agreement, (i) within five Business Days after Seller receives the Merger Consideration, the Accelerated Portion; provided, that instead of delivering any non-cash consideration (other than Marketable Securities), Seller may, at its option, deliver cash in an amount equal to the Value of those assets; and (ii) on the Exchange Date, in lieu of each share of Common Stock that is deliverable under this Agreement (and the shares of other Marketable Securities that are deliverable per share of Common Stock under this

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Agreement following a Spin-Off Distribution), cash in an amount equal to (1) if the Transaction Value is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price, (2) if the Transaction Value is equal to or greater than the Appreciation Threshold Price, 0.8163 multiplied by the Transaction Value, or (3) if the Transaction Value is less than the Initial Price, the Transaction Value, in each case minus the Value of the Accelerated Portion that is deliverable per share of Common Stock under this Agreement as determined in accordance with subsection (i) above. Seller may, at its option, deliver the Marketable Securities on the Exchange Date in lieu of delivering an amount of cash as described above.
(c) If a Reorganization Event occurs during a Calculation Period used to calculate the Average Market Price or Transaction Value, then the average Closing Prices used to calculate such Average Market Price or the average Closing Price referred to in clause (iii) of the definition of Transaction Value, in each case for the Trading Days preceding the effective date of the Reorganization Event, shall be adjusted proportionally to the corresponding adjustments to the Initial Price and Threshold Appreciation Price to reflect the occurrence of that event.
(d) For the avoidance of doubt, if 100% of the Merger Consideration in a Cash Merger consists of cash, then delivery of the entire Merger Consideration will be accelerated as set forth in Section 6.2(b) above.
Section 6.3 Spin-Off Distributions. (a) If the Company shall, during the term of this Agreement, make a Spin-Off Distribution, then as of the record date of such Spin-Off Distribution, (i) the Contract Shares shall be deemed to include both (A) that number of shares of Common Stock equal to the Contract Shares as of such record date, and (B) that number of Marketable Securities of the class distributed in respect of the Contract Shares in such Spin-Off Distribution equal to the product of (x) such number of Contract Shares, and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution; (ii) Seller’s obligations under Section 2.3 shall include delivery of such Marketable Securities together with the Common Stock comprising the Contract Shares and the provisions of Section 2.3(c) shall apply mutatis mutandis to such Marketable Securities; and (iii) the “Closing Price” of the Common Stock, for purposes of calculating the Exchange Rate, shall thereafter be deemed to be equal to the sum of (A) the Closing Price per share of Common Stock and (B) the product of (x) the Closing Price per share of the spun-off Marketable Securities and (y) the number of shares of such Marketable Securities distributed per share of Common Stock in the Spin-Off Distribution. The number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in this Section 6.3(a), will be adjusted if any event that would, if it had occurred with respect to the Common Stock or the Company, have required an adjustment pursuant to the provisions described under Section 6.1 hereof occurs with respect to those Marketable Securities or their issuer between the time of the Spin-Off Distribution and the Exchange Date.

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(b) Instead of delivering Marketable Securities on the Exchange Date, Seller may exercise the Cash Settlement Alternative in respect of such Marketable Securities, in which case Section 2.3(d) shall apply to such election mutatis mutandis to such Marketable Securities, and Seller shall deliver cash equal to the value, based on the Average Market Price of the Marketable Securities at the Exchange Date, of the number of Marketable Securities that the Seller would otherwise be required to deliver on the Exchange Date.
(c) If a Spin-Off Distribution occurs and thereafter a Reorganization Event with respect to the Company occurs, then the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the Transaction Value and (B) the product of (x) the Average Market Price of a share of the spun-off Marketable Securities on the Exchange Date, provided that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the spun-off Marketable Securities, and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event, which number shall be adjusted as provided in Section 6.1 if a Dilution Adjustment occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.
(d) If a Spin-Off Distribution occurs and thereafter any transaction with respect to the issuer of the spun-off Marketable Securities that would have been a Reorganization Event if it had occurred with respect to the Company occurs, then (i) all references to the Common Stock and the Company in the definitions of “Reorganization Event” and “Transaction Value” will be deemed to refer to the spun-off Marketable Securities and their issuer, respectively, and (ii) the “Transaction Value” for purposes of calculating the amount deliverable on the Exchange Date and the amount of any Accelerated Portion in the event of a Cash Merger will be determined as the sum of (A) the product of (x) the Transaction Value of the applicable Reorganization Event per share of such Marketable Securities and (y) the number of shares of such Marketable Securities deliverable under this Agreement per share of the Common Stock at the time of the Reorganization Event and (B) the Average Market Price of a share of the Common Stock on the Exchange Date; provided, that when determining the Value of the Accelerated Portion in a Cash Merger, no value will be attributed to the shares of Common Stock. If any event that requires an adjustment pursuant to Section 6.1 hereof occurs with respect to the Common Stock or the Company between the time of the Reorganization Event and the Exchange Date, the amount described in clause (A) that Seller is required to deliver per share of the Common Stock will be adjusted by dividing that amount by the applicable Dilution Adjustment made to the Common Stock.
(e) If a Spin-Off Distribution occurs during a Calculation Period used to calculate the Average Market Price or the Then-Current Market Price, then the average Closing Prices used to calculate such Average Market Price or Then-Current Market Price for the Trading Days preceding the effective date of the Spin-Off Distribution shall be appropriately adjusted to reflect the occurrence of that event.

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Section 6.4 Adjustments with Respect to Marketable Securities. If any event that requires an adjustment pursuant to Section 6.1 occurs with respect to the Common Stock or the Company between the time of the Spin-Off Distribution and the Exchange Date, the number of Marketable Securities required to be delivered per share of the Common Stock on the Exchange Date, and the number of Marketable Securities used in the formula for determining the “Closing Price” in Section 6.3(a), will be adjusted by dividing that number by the applicable Dilution Adjustment made to the Common Stock. Adjustment for such subsequent events shall be as nearly equivalent as practicable to the adjustments provided for in Article VI hereof.
ARTICLE VII
ACCELERATION UPON AN EVENT OF
DEFAULT; TRANSFER AGENT INSTRUCTIONS
Section 7.1 Events of Default. If one or more of the following events (each an “Event of Default”) shall occur:
(a) Seller shall commence a voluntary case or other proceeding seeking a liquidation, reorganization or other relief with respect to such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such person, or shall make a general assignment for the benefit of creditors, or shall take any action to authorize any of the foregoing; or
(b) an involuntary case or other proceeding shall be commenced against Seller seeking liquidation, reorganization or other relief with respect to such person or such person’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of such person or any substantial part of such person’s property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against such person under the federal bankruptcy laws as now or hereafter in effect; or
(c) a Collateral Event of Default within the meaning of the Collateral Agreement shall occur; then, upon the occurrence of any such event, Seller’s obligations under this Agreement will automatically be accelerated and Seller shall become obligated to deliver the Maximum Deliverable Number of shares of Common Stock (or, after a Reorganization Event or Spin-Off Distribution, the Marketable Securities or cash or other assets or a combination of Marketable Securities or cash or other assets deliverable instead of or in addition to those shares of Common Stock), or any U.S. Government Securities or other property then pledged as collateral under the Collateral Agreement for Seller’s obligations. Purchaser and Seller agree that such amount is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and Purchaser will not be entitled to recover additional damages as a consequence of any loss resulting from an Event of Default.

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Section 7.2 Transfer Agent Instructions. Seller agrees to provide the transfer agent for the Common Stock or any Marketable Securities with irrevocable standing instructions to pay over directly to the Collateral Agent for the benefit of Purchaser all cash or other property received in respect of distributions or dividends on the Common Stock or Marketable Securities or in connection with a Reorganization Event. Purchaser agrees to irrevocably instruct the Collateral Agent, and to cause the Collateral Agent, to promptly pay over to Seller any dividends, interest, principal or other payments received by the Collateral Agent on any collateral pledged by Seller, including any substitute collateral, unless Seller is in default on its obligations under the Collateral Agreement (including Seller’s obligation to pledge additional shares of Common Stock when required under the Collateral Agreement), or unless the payment of that amount to Seller would cause the collateral to become insufficient under the Collateral Agreement. Seller will have the right to vote any pledged shares of Common Stock or Marketable Securities for so long as those shares are owned by it and pledged under the Collateral Agreement, unless an event of default occurs under this Agreement or the Collateral Agreement.
ARTICLE VIII
MISCELLANEOUS
Section 8.1 Adjustments of Exchange Rate; Selection of Independent Investment Banking Firm. Purchaser shall be responsible for the effectuation and calculation of any adjustment pursuant to Article VI hereof and shall furnish Seller notice of any such adjustment and shall provide Seller reasonable opportunity to review the calculations pertaining to any such adjustment. If, pursuant to the terms and conditions of this Agreement, the Administrator shall be required to retain a nationally recognized independent investment banking firm for any purpose provided in this Agreement, such nationally recognized independent investment banking firm shall be selected and retained by the Administrator only after consultation with Seller.
Section 8.2 No Assumption of Liability. By executing this Agreement, none of the Trustees assumes any personal liability under this Agreement. The Trust Agreement was executed or made by or on behalf of the Trust by the Trustees as trustees and not individually and the obligations of this Agreement are not binding upon any of them or the holders of the Securities individually but are binding only upon the assets and property of the Trust.
Section 8.3 Notices.
(a) All notices and other communications provided for in this Agreement, unless otherwise specified, shall be in writing and shall be given at the addresses set forth in the following sentence or at such other addresses as may be designated by notice duly given in accordance with this Section 8.3 to each other party to this Agreement. Until such notice is given, (i) notices to Purchaser shall be directed to it in care of the Administrator, U.S. Bank National Association, Corporate Trust Services, Attention: 2010 Swift Mandatory Common Exchange Security Trust, 101 N. 1st Avenue, Suite 1600, Phoenix, Arizona 85003, Telephone No.: (602) 257-5430, Facsimile No.: (602) 257-5433, with a copy to Scott R. Saks, Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, Facsimile No.: (212) 230-7760; and (ii) notices to Seller shall be directed to them at Jerry and Vickie Moyes at P.O. Box 1397, Tolleson, AZ 85353, Attention: Elly Penrod, with a copy to Earl Scudder, Scudder Law Firm, P.C., L.L.O., 411 South 13th St., 2nd Floor, Lincoln, Nebraska 68508, with a copy to Heather A. Carmody, Barnes & Thornburg LLP, One North Wacker Drive, Suite 4400, Chicago, IL 60606-2809.

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(b) Each notice given pursuant to Section 8.3(a) shall be effective (i) if sent by certified mail (return receipt requested), 72 hours after being deposited in the United States mail, postage prepaid; (ii) if given by telex or telecopier, when such telex or telecopied notice is transmitted (with electronic confirmation of transmission or verbal confirmation of receipt); or (iii) if given by any other means, when delivered at the address specified in this Section 8.3.
Section 8.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
Section 8.5 Severability. To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.
Section 8.6 Entire Agreement. Except as expressly set forth in this Agreement, this Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties with respect to the subject matter of this Agreement.
Section 8.7 Amendments; Waivers. Any provision of this Agreement may be amended or waived (either generally or in a particular instance and either retrospectively or prospectively) if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto or, in the case of a waiver, by the party against whom the waiver is to be effective. Purchaser agrees that it will not, without Seller’s written consent, agree to amend or waive any provision of the Trust Agreement in any manner that materially and adversely affects the rights or obligations of Seller hereunder. No failure or delay by either party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 8.8 Non-Assignability. This Agreement and the rights and obligations of the parties under this Agreement may not be assigned or delegated by either party without the prior written consent of the other party, and any purported assignment without such consent shall be void.

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Section 8.9 No Third Party Rights; Successors and Assigns. This Agreement is not intended and shall not be construed to create any rights in any person other than the parties hereto and their respective successors and assigns and no person shall assert any rights as third party beneficiary under this Agreement. Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and be enforceable by, and inure to the benefit of, their respective successors and assigns whether so expressed or not, including without limitation, the estate of Seller, and the executor, administrator or personal representative of such Seller, as well as such Seller’s heirs, assigns, beneficiaries, transferees and distributees, or any receiver or trustee in bankruptcy or representative of such Seller’s creditors, and shall be enforceable by and inure to the benefit of the parties hereto and their respective successors and assigns. In addition, within three months of the appointment of a personal representative of the estate of any deceased Seller, such personal representative shall enter into an agreement assuming all of the obligations of this Agreement and agreeing not to challenge this Agreement, and failure to do so shall be an Event of Default hereunder.
Section 8.10 Counterparts. This Agreement may be executed, acknowledged and delivered in any number of counterparts, each of which shall be an original, but all of which shall constitute a single agreement, with the same effect as if the signatures on each such counterpart were upon the same instrument. A copy of a counterpart sent by facsimile machine or other electronic means must be treated as an original counterpart, is sufficient evidence of the execution of the original and may be produced in evidence for all purposes in place of the original.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the first date set forth above.

SELLER: Jerry C. Moyes and Vickie Moyes
/s/ Jerry C. Moyes
Jerry C. Moyes

/s/ Vickie Moyes
Vickie Moyes
[Signature Page to the Forward Purchase Agreement]

PURCHASER: 2010 SWIFT MANDATORY COMMON EXCHANGE SECURITY TRUST
By:	/s/ Donald J. Puglisi
Donald J. Puglisi, as Trustee

By:	/s/ William R. Latham
William R. Latham, as Trustee

By:	/s/ James B. O’Neill
James B. O’Neill, as Trustee

[Signature Page to the Forward Purchase Agreement]